Our Message to You

April 30, 2000

Dear Shareholder:

The six months ended April 30, 2000, held plenty of drama for securities investors. Economic news continued to be largely positive, but was also peppered with cautionary tales and the occasional warning of future economic slowdowns. The stock and bond markets reacted quickly to both good and bad economic news, providing investors with hard-to-predict swings in interest rates, prices and an almost constantly rotating leadership in market industry sectors. In the "Economic and Market Overview" section that follows, Randy Boushek, senior vice president and chief investment officer, has prepared a summary of the forces influencing the performance of your investments during the six-month period.

[PHOTO OMITTED: ROLF F. BJELLAND]

Though it at times sounds like a broken record, the last six months of market gyrations are yet another potent reminder of the importance of asset diversification. For example, NASDAQ-heavy stock investors who were tallying their new-found wealth last fall may have been shocked to discover the kind of volatility that was lying in wait for them this spring. In a matter of days, many of the stocks that had carried some portfolios to triple-digit returns in 1999 were reduced to half their value, or even less. Yet, investors who included these stocks in a broadly diversified portfolio with a long-term outlook probably saw a much less dramatic dip in the value of their investments than investors who espoused the "all-or-nothing" approach.

Despite the astounding swings of the aggressive growth sectors of the market, securities from these sectors will continue to play an important role in diversifying investment portfolios when used properly. Certainly, market timing, which, for most people, has never been a successful strategy, is even more difficult in these sectors of the market. However, to believe in the long-term potential of small- and medium-sized companies is to believe in the long-term potential of the American economy itself.

In this report you will also find discussions from the portfolio managers of each of the 11 mutual funds in the Lutheran Brotherhood Family of Funds. These discussions summarize the economic and market dynamics that each manager faced during the reporting period and the actions taken in light of those dynamics.

As we enter the 116th month of a largely uninterrupted bull market, we believe there is still excellent potential on the path ahead. We look forward to walking that path with you and the hundreds of thousands of other investors who are part of the Lutheran Brotherhood family.

Thank you for turning to us for your financial solutions.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman and President
Lutheran Brotherhood Family of Funds

Economic and Market Overview                      April 30, 2000

Randall L. Boushek
Senior Vice President and Chief Investment Officer

Strong economic growth, low unemployment and tangible signs of higher inflation highlighted the six-month period ended April 30, 2000. Interest rates rose as the Federal Reserve Board continued its efforts to cool the economy and pre-empt inflation through a series of short-term interest rate hikes. Rising rates hurt returns in the bond market, which was also thrown into some disarray by the U.S. Treasury's announced plans to reduce outstanding debt by buying back long-term Treasury bonds. The stock market became increasingly volatile amid concern over both rising interest rates and high valuations of technology stocks.

U.S. Economy

The American economy reached a milestone during this period, celebrating its record ninth consecutive year of peacetime expansion. The national unemployment rate, which began the period at a historically low 4.2%, continued to decline, reaching 3.9% in April -- its lowest level since January 1970.

The economy continued to grow steadily, driven by high levels of consumer and business confidence. U.S. economic output, as measured by growth in gross domestic product (GDP), grew by 7.3% in the fourth quarter of 1999, and 5.4% in the first quarter of 2000. Despite a very tight labor supply, increasing wage costs were largely offset by continued gains in productivity.

An acceleration in global economic growth helped to stimulate the U.S. economy, affecting U.S. exporters in particular. America's trading partners in Europe, Latin America and Asia, with the exception of Japan, showed resounding economic growth.

These factors, along with higher energy prices, led to a rise in industrial commodity prices, and gave the Federal Reserve Board additional reason to be concerned about a potential escalation of inflation.

Inflation & Monetary Policy

Continuing its strong course of pre-emptive actions against potential inflation, the Federal Reserve raised its benchmark overnight federal funds rate three times between November and April, for a total of five 0.25% interest rate increases since it began its battle against inflationary forces in June 1999.

However, in the early part of this reporting period, the Federal Reserve injected money into the economy in anticipation of potential "Y2K"-related demands for cash. As it turned out, much of that money made its way into the stock market, fueling the explosive stock market growth in late 1999 and early 2000. By February, the Federal Reserve was again actively trying to slow the rate of growth in the money supply.

There were early warning signs of inflation, including tightening of the labor market and rising commodity prices, particularly fuel prices. However, major indicators of inflation continued to show only modest gains during the period. Countering much of the concern about inflationary pressures, productivity continued to rise, with help from the Internet and the efficiencies inherent in e-commerce.

Equity Performance

Equities experienced a strong run-up until mid-March, followed by a sharp correction. This movement was exaggerated among technology stocks, small company stocks and those companies undergoing high growth. For example, the NASDAQ Composite index had a return of 30.3% during the reporting period. However, it rose an unsustainable 70.3% from November 1999 to mid-March 2000, after which it fell 23.5%.

The Russell 2000 Index, made up of smaller companies, registered an 18.9% gain during the period, which included a 42.1% gain to mid-March, followed by a drop of 16.3%. The performance of larger companies and foreign issues was less dramatic, but followed a similar pattern.

Stock market volatility was heightened during the period by a significant increase in margin debt used to fund stock purchases. At the same time, inflows into equity mutual funds and outflows from fixed-income funds reached record levels with billions of dollars a month flowing into technology equity funds alone between January and April 2000.

Fixed-Income Performance

As with the equity markets, fixed-income markets experienced two distinct periods of yield levels within these six months. Rising rates across all bond maturities through the first half of the period gave way to a sharply inverted yield curve in the second half.

As a result, the better performing bonds over this time period were generally those of shorter term and higher quality, with the exception of long-term government bonds. The Lehman Brothers Aggregate Index, which reflects the investment-grade bond market, returned just 1.42% for this six-month period. The Lehman Brothers High Yield Index was relatively flat, returning just 0.08% over these six months.

Trading in the corporate bond market became more difficult as a result of widening bid-ask spreads, as brokers became more reluctant to hold large amounts of bonds in inventory in the aftermath of the Asian and Russian debt crisis of 1998.

Outlook

The economy shows signs of ongoing strength, with some slowdown expected in the rate of growth. Supply and demand continue to run in good balance, making it difficult for most companies to enact price increases, helping to keep inflation in check. Productivity improvements continue to play an important role in holding up profits and holding down inflation, while a simultaneous global economic expansion also bodes well for continued U.S. economic growth.

Given these factors, it would not be surprising to see the Federal Reserve continue its course of tightening monetary policy unless it sees clear signs of economic weakness. The Federal Reserve's challenge is heightened, given that government fiscal policy could further stimulate the economy in the U.S. and abroad. The markets will remain watchful of potential Federal Reserve interest rate increases for the rest of the year, especially at the June and August meetings of the Federal Reserve Open Markets Committee.

We see the substantial correction in NASDAQ technology stocks as a fairly normal, though somewhat exaggerated, occurrence in the pattern of markets where stock prices occasionally tend to get ahead of their companies' sales and earnings fundamentals.

Though the markets will continue to experience bouts of uncertainty as the year 2000 unfolds, the economic and financial underpinnings of the investment world appear strong. Against this fundamentally sound backdrop, we expect some continued volatility in both the bond and equity markets until the interest rate questions are settled.

LB Opportunity Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson is portfolio manager of the LB Opportunity Growth Fund and the LB Mid Cap Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

2000 has been a landmark year for the Lutheran Brotherhood Opportunity Growth Fund, which, after an 18-month rebuilding process under the direction of T. Rowe Price Associates, returned to in-house management by Lutheran Brotherhood Research Corp. on March 1. Overall, the Fund finished the six-month period ended April 30, 2000, with a 23.75% total return, outperforming its market benchmark, the small-company Russell 2000 Index, which generated an 18.86% total return during this time. The Fund's Lipper, Inc., peer group of small-capitalization growth funds posted an average total return of 37.55% during the reporting period.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                       9.7%
Common Stocks                              90.3%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                         % of Portfolio
----------------------------------------------------------------------
Warner-Lambert Co.                                                1.1%

RSA Security, Inc.                                                0.9%

Powerwave Technologies, Inc.                                      0.8%

National Computer Systems, Inc.                                   0.8%

Cytyc Corp.                                                       0.7%

Aspect Development, Inc.                                          0.7%

Micromuse, Inc.                                                   0.7%

Forward Air Corp.                                                 0.7%

Applied Micro Circuits Corp.                                      0.7%

Zebra Technologies Corp.                                          0.6%

These holdings represent 7.7% of the total investment portfolio.

Growth Stocks Dominate Early

Continuing the remarkable turnaround from the tumult of 1998, the small-capitalization equity market performed admirably through the latter part of 1999 and into early 2000. Growth stocks were once again a dominant factor in the market's advance, with the very fastest-growing companies earning extraordinary returns, while those with slightly lower expectations did not perform nearly as well. The Fund's holdings in technology stocks advanced steadily in November and December, led by software and communication equipment companies. Health care stocks also performed well on the strength of biotechnology and specialty pharmaceutical companies.

In March, however, the same stocks that led the small-cap market's earlier surge came under heavy selling pressure. Market participants, wary of soaring valuations, began to assume a defensive posture by taking profits in growth stocks, particularly those in the technology sector, and rotating into relatively oversold "old economy" stocks, such as energy, financials and consumer cyclicals. Shortly after the March 1 management transition, we began the process of more closely aligning the Fund's portfolio with its peer group, assuming a larger position in technology stocks while simultaneously moving out of stocks that had less liquidity than we desired. As technology stocks began to falter, our increased cash position resulting from the liquidation of older assets provided the Fund with added cushion.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES

Computers - Software & Services                                 15.2%

Electronics                                                     13.9%

Electrical Equipment                                             5.3%

Services - Cyclical                                              5.2%

Oil & Gas                                                        4.7%

Communications Equipment                                         4.6%

Health Care - Drugs & Pharmaceuticals                            3.3%

Equipment - Semiconductors                                       3.0%

Retail                                                           2.6%

Services - Technology                                            2.6%

These holdings represent 60.4% of the Fund's total investment portfolio.

Charting a Course

In the near-term, market volatility will likely continue as small-company investors sort through appropriate valuations for high-growth, new economy technology stocks versus the stocks of the old economy. Over time, however, we believe companies with strong fundamentals in growth areas of the economy will continue to provide diversified investors with excellent potential for capital appreciation.

Although we will periodically fine-tune the structure of the Fund as market conditions warrant, we do not plan on initiating any major overhauls. One of the most critical changes in the Fund was the comprehensive redesign of its investment strategy, which was devised by Lutheran Brotherhood and subsequently implemented by T. Rowe Price Associates. With that strategy now in place, alongside an exciting, diversified portfolio of growth assets, we believe we have a solid foundation on which to build.

LB Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:                                     1/8/93

Shareholder
Accounts:                                           57,081

Total Net Assets
(in millions):                                      $270.3

[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 1/31/93)

                                  Russell   Lipper Median
   Month End    LB Opportunity      2000    Small Company     Consumer
     Date        Growth Fund       Index     Growth Stocks  Price Index
------------------------------------------------------------------------
   1/31/93         10,000         10,000        10,000         10,000
   2/28/93          9,156          9,769         9,608         10,035
   3/31/93          9,512         10,086         9,934         10,070
   4/30/93          9,267          9,809         9,619         10,098
   5/31/93          9,967         10,243        10,127         10,112
   6/30/93         10,122         10,307        10,206         10,126
   7/31/93         10,055         10,449        10,263         10,126
   8/31/93         10,755         10,900        10,737         10,154
   9/30/93         11,443         11,208        11,076         10,175
  10/31/93         11,831         11,497        11,232         10,217
  11/30/93         11,387         11,122        10,886         10,224
  12/31/93         11,687         11,503        11,348         10,224
   1/31/94         11,964         11,863        11,650         10,252
   2/28/94         11,842         11,820        11,643         10,288
   3/31/94         11,043         11,197        11,014         10,323
   4/30/94         11,121         11,263        11,016         10,337
   5/31/94         10,699         11,137        10,778         10,344
   6/30/94         10,078         10,762        10,388         10,379
   7/31/94         10,433         10,938        10,451         10,407
   8/31/94         11,343         11,547        11,048         10,449
   9/30/94         11,509         11,508        11,285         10,477
  10/31/94         11,942         11,462        11,275         10,484
  11/30/94         11,698         10,999        10,848         10,498
  12/31/94         11,998         11,295        11,265         10,498
   1/31/95         11,476         11,153        11,229         10,540
   2/28/95         12,087         11,617        11,539         10,582
   3/31/95         12,531         11,816        11,892         10,617
   4/30/95         12,619         12,079        12,050         10,652
   5/31/95         12,963         12,286        12,232         10,673
   6/30/95         14,140         12,924        12,880         10,694
   7/31/95         15,716         13,669        13,823         10,694
   8/31/95         15,971         13,962        14,062         10,722
   9/30/95         16,315         14,212        14,375         10,743
  10/31/95         15,350         13,577        13,864         10,778
  11/30/95         16,049         14,147        14,366         10,771
  12/31/95         16,523         14,521        14,592         10,764
   1/31/96         16,249         14,505        14,520         10,827
   2/29/96         17,315         14,957        15,088         10,863
   3/31/96         17,698         15,267        15,450         10,919
   4/30/96         19,393         16,084        16,600         10,961
   5/31/96         20,759         16,717        17,262         10,982
   6/30/96         19,338         16,030        16,594         10,989
   7/31/96         17,630         14,631        15,222         11,010
   8/31/96         18,682         15,481        16,109         11,031
   9/30/96         20,158         16,086        16,919         11,066
  10/31/96         18,614         15,839        16,601         11,101
  11/30/96         17,944         16,491        17,108         11,122
  12/31/96         18,532         16,923        17,381         11,122
   1/31/97         18,887         17,262        17,769         11,157
   2/28/97         17,174         16,844        17,149         11,192
   3/31/97         15,261         16,049        16,291         11,220
   4/30/97         14,535         16,094        16,238         11,234
   5/31/97         16,757         17,883        18,111         11,227
   6/30/97         17,683         18,651        19,098         11,241
   7/31/97         18,686         19,518        20,250         11,255
   8/31/97         19,134         19,965        20,663         11,276
   9/30/97         21,340         21,426        22,205         11,304
  10/31/97         20,013         20,486        21,239         11,332
  11/30/97         19,165         20,352        20,994         11,325
  12/31/97         18,457         20,709        21,221         11,311
   1/31/98         17,911         20,381        20,843         11,332
   2/28/98         19,002         21,888        22,436         11,353
   3/31/98         19,725         22,789        23,457         11,374
   4/30/98         19,773         22,915        23,616         11,396
   5/31/98         18,168         21,680        22,339         11,417
   6/30/98         18,296         21,725        22,394         11,431
   7/31/98         16,868         19,965        20,789         11,445
   8/31/98         13,177         16,092        16,585         11,459
   9/30/98         14,188         17,352        17,514         11,473
  10/31/98         14,974         18,060        18,227         11,501
  11/30/98         15,985         19,006        19,353         11,501
  12/31/98         17,670         20,183        20,646         11,494
   1/31/99         17,430         20,445        20,972         11,522
   2/28/99         15,760         18,797        19,106         11,536
   3/31/99         16,049         19,091        19,702         11,571
   4/30/99         16,370         20,801        20,561         11,655
   5/31/99         17,028         21,109        20,651         11,655
   6/30/99         18,120         22,057        22,516         11,655
   7/31/99         18,088         21,448        22,458         11,690
   8/31/99         17,301         20,659        22,092         11,718
   9/30/99         17,783         20,659        22,692         11,774
  10/31/99         17,911         20,748        23,925         11,795
  11/30/99         19,532         22,011        26,920         11,802
  12/31/99         22,453         24,503        31,889         11,802
   1/31/00         21,458         24,106        31,500         11,830
   2/28/00         25,615         28,091        39,706         11,900
   3/31/00         24,347         26,242        36,951         11,999
   4/30/00        $22,164        $24,662       $32,502        $12,006

As you compare performance, please note that the LB Opportunity Growth Fund's performance reflects the maximum 4% sales charge. The performances of the Russell 2000 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lipper Median
Small Company
Growth Stocks
$32,502

Russell 2000
Index
$24,662

LB Opportunity
Growth Fund
$22,164

Consumer
Price Index
$12,006

LB Opportunity Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                              Since
                                                            Inception
Class A shares           1-Year          5-Year               1/8/93
Net Asset Value          35.39%          11.91%               12.52%
Public Offering Price    29.92%          11.01%               11.89%

                                         Since
                                       Inception
Class B shares           1-Year         10/31/97
If Held (NAV)            34.39%           3.41%
If Redeemed (CDSC)       29.39%           2.26%

Institutional shares
Net Asset Value          36.07%           4.50%

*See accompanying notes to Portfolio Management Reviews.



LB Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson is portfolio manager of the LB Mid Cap Growth
Fund and the LB Opportunity Growth Fund. He joined Lutheran Brotherhood in 1987, working for five years as a bond trader and another five years as an equity analyst for several Lutheran Brotherhood portfolios.

Bolstered early in the period by the strong performance of its technology holdings, the Lutheran Brotherhood Mid Cap Growth Fund posted excellent returns for the six months ended April 30, 2000. The Fund finished the period with a 39.38% total return, exceeding the 21.26% total return of its market benchmark, the S&P MidCap 400 Index. The Fund's peer group, composed of mid-cap core funds tracked by Lipper, Inc., finished the period with an average total return of 30.88%.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                       7.2%
Common Stocks                              92.8%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % Of Portfolio
------------------------------------------------------------------------
Veritas Software Corp.                                              1.1%

Vishay Intertechnology, Inc.                                        0.9%

Altera Corp.                                                        0.9%

Analog Devices, Inc.                                                0.9%

Forest Laboratories, Inc.                                           0.8%

Comverse Technology, Inc.                                           0.7%

Fiserv, Inc.                                                        0.7%

Citrix Systems, Inc.                                                0.7%

Novellus Systems, Inc.                                              0.7%

Jabil Circuit, Inc.                                                 0.7%

These holdings represent 8.1% of the total investment portfolio.

Technology Stocks Key

Throughout the first four months of the period, the Fund was overweighted relative to its peers in technology, communication services and biotechnology stocks, all of which played a key role in the Fund's superb performance during this time. Top performers included Veritas Software and Citrix Systems in the software sector and PMC-Sierra, a producer of semiconductors. Within the biotechnology arena, companies such as Human Genome Sciences, Protein Design Labs and Maxim Pharmaceuticals performed particularly well, owing to revolutionary breakthroughs in the field of genomic research.

As growth stocks came under heavy pressure in the spring, however, we took profits in many of our technology and communication services holdings and adopted a more sector-neutral framework in these areas. In March, we systematically reduced our exposure to technology stocks by roughly eight percent, but continued to maintain slightly overweight positions in energy, health care and capital goods stocks. This strategy proved prudent, providing the portfolio with a much-needed cushion during the market's rapid rotation into old-line cyclical stocks.

Company Fundamentals Remain Strong

As before, technology stocks will remain an important long-term component of the Fund, despite the potential for continued near-term volatility. We believe that many new economy companies, particularly those in the areas of biotechnology, semiconductors and telecommunications, will continue to experience healthy growth in the years to come.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Electronics                                                        15.2%

Computers - Software & Services                                    10.7%

Oil & Gas                                                           6.9%

Communications Equipment                                            5.6%

Electrical Equipment                                                4.7%

Health Care - Drugs & Pharmaceuticals                               4.3%

Telephone & Telecommunications                                      4.1%

Retail                                                              3.4%

Equipment - Semiconductors                                          3.3%

Banks                                                               3.2%

These holdings represent 61.4% of the Fund's total investment portfolio.

Many mid-cap growth stocks are currently in the process of unwinding from an extended period of speculative excess, and it may take some time for corporate earnings in high-growth sectors to catch up with still-lofty stock valuations. In many cases, stock prices are coming down from levels that were too high to be sustainable, particularly in an environment of rising interest rates. Over time, though, we believe that fundamentally sound companies in growth areas of the economy will continue to provide good investment opportunities. We will continue to seek out such companies for inclusion in the Fund.

LB Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          5/30/97

Shareholder
Accounts:                34,817

Total Net Assets
(in millions):           $145.6

[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 5/30/97)

                                           Lipper Median
   Month End    LB Mid Cap      S&P MidCap    MidCap        Consumer
     Date      Growth Fund      400 Index   Stock Funds    Price Index
----------------------------------------------------------------------
   5/31/97      10,000           10,000       10,000          10,000
   6/30/97       9,979           10,285       10,395          10,012
   7/31/97      10,622           11,303       11,225          10,025
   8/31/97      10,519           11,290       11,193          10,044
   9/30/97      11,079           11,939       11,924          10,069
  10/31/97      10,716           11,419       11,380          10,094
  11/30/97      10,560           11,588       11,378          10,087
  12/31/97      10,802           12,038       11,571          10,075
   1/31/98      10,647           12,038       11,368          10,094
   2/28/98      11,608           13,035       12,382          10,112
   3/31/98      12,083           13,623       12,962          10,131
   4/30/98      12,171           13,872       13,084          10,150
   5/31/98      11,520           13,248       12,484          10,169
   6/30/98      11,862           13,331       12,760          10,181
   7/31/98      11,299           12,814       12,113          10,194
   8/31/98       8,979           10,431        9,763          10,206
   9/30/98       9,576           11,434       10,439          10,219
  10/31/98      10,150           12,456       11,064          10,244
  11/30/98      10,890           13,078       11,720          10,244
  12/31/98      12,050           14,658       12,915          10,237
   1/31/99      12,502           14,087       13,068          10,262
   2/28/99      11,774           13,349       12,204          10,275
   3/31/99      12,502           13,723       12,721          10,306
   4/30/99      12,944           14,804       13,402          10,381
   5/31/99      12,790           14,870       13,457          10,381
   6/30/99      13,762           15,667       14,276          10,381
   7/31/99      13,596           15,333       14,021          10,412
   8/31/99      13,342           14,807       13,718          10,437
   9/30/99      13,309           14,349       13,588          10,487
  10/31/99      14,281           15,081       14,310          10,506
  11/30/99      15,319           15,868       15,367          10,512
  12/31/99      17,861           16,811       17,286          10,512
   1/31/00      17,586           15,967       17,016          10,537
   2/29/00      21,903           17,085       19,703          10,600
   3/31/00      21,366           18,515       20,111          10,687
   4/30/00     $19,905          $17,867      $18,854         $10,693

As you compare performance, please note that the LB Mid Cap Growth Fund's performance reflects the maximum 4% sales charge. The performances of the S&P MidCap 400 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

LB Mid Cap
Growth Fund
$19,905

Lipper Median
MidCap
Stock Funds
$18,854

S&P MidCap
400 Index
$17,867

Consumer
Price Index
$10,693

INSET BOX ON CHART READS:

LB Mid Cap Growth Fund
Annualized Total Returns*
---------------------------------------------------------------------
                                                   Since
                                                 Inception
Class A shares                     1 Year         5/30/97
Net Asset Value                     53.77%        28.38%
Public Offering Price               47.60%        26.58%

                                                  Since
                                                Inception
Class B shares                     1 Year       10/31/97
If Held (NAV)                       52.64%        27.18%
If Redeemed (CDSC)                  47.64%        26.33%

Institutional shares
Net Asset Value                     54.45%        28.54%

*See accompanying notes to Portfolio Management Reviews.



LB World Growth Fund

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of Rowe Price-Fleming International, investment subadvisor of the LB World Growth Fund. He leads a team of 12 portfolio managers that has managed the Fund's assets since its inception in September 1995. David has worked in investment research and management for over 20 years, and has managed international portfolios with Rowe Price-Fleming since 1984.


International stocks finished the six-month period ended April 30, 2000, with mixed results, as many of the influences felt in the United States also affected overseas markets. During this time, the Lutheran Brotherhood World Growth Fund generated a total return of 13.13%, nearly double that of its market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, which returned 6.84%. The Fund's peer group, composed of international equity funds tracked by Lipper, Inc., finished the period with an average total return of 14.14%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Preferred Stocks                                    0.9%
Short-Term Securities                               4.3%
Common Stocks & Warrants                           94.8%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS COUNTRY % OF PORTFOLIO]

                                                      % of
Top 10 Holdings               Country               Portfolio

Nokia Oyj                     Finland                  0.7%

Vodafone AirTouch plc         United Kingdom           0.7%

Glaxo Wellcome                United Kingdom           0.4%

Television Francaise          France                   0.4%

Murata Manufacturing          Japan                    0.4%

Vivendi                       France                   0.4%

Total 'B'                     France                   0.3%

NEC Corp.                     Japan                    0.3%

Shell Transport & Trading Co. United Kingdom           0.3%

Philips Electronics NV        Netherlands              0.3%

These holdings represent 4.2% of the total investment portfolio.

Market Leadership Changes Globally

As in the United States, the division in performance between "old economy" and "new economy" stocks was pronounced early on in most international markets, complete with soaring valuations in high-growth industries such as media, telecommunications and technology. Market leadership quickly reversed course in March, however, as long-neglected sectors such as consumer cyclicals, pharmaceuticals and financials began to recover. With holdings from a cross-section of regions and market segments, the Fund was largely successful in taking advantage of this shift in investor sentiment. Overall, the Fund's regional weightings positively impacted performance, while stock selection produced mildly negative results.

Japan sapped much of the Pacific Rim of momentum by posting negative gross domestic product growth during the fourth quarter of 1999. The region's fragile economic recovery was further undermined by international concerns originating in the West, including the downturn in technology stocks and tightening of U.S. monetary policy later in the period. By underweighting Japan relative to the EAFE Index, we were able to temper that country's negative influence on Fund performance, while underweighted positions in weak Asian financial stocks were also advantageous.

In Europe, our decision to underweight both Germany and the United Kingdom relative to the EAFE Index proved beneficial, as these remain two of the weaker markets in a region that is otherwise thriving. Offsetting disappointing stock selection in the Netherlands, France and the United Kingdom, many of the Fund's European media holdings performed particularly well, including telecommunications firms Ericsson and Nokia. The majority of the Fund remains invested in Europe, with nearly 60% of its assets in that region.

[GRAPHIC OMITTED: TOP 10 COUNTRIES % OF PORTFOLIO]

Top 10 Countries                                        % of Portfolio
----------------------------------------------------------------------
Japan                                                        21.7%
United Kingdom                                               17.9%
France                                                       11.7%
Netherlands                                                   7.1%
Germany                                                       5.0%
Switzerland                                                   4.6%
Hong Kong                                                     4.1%
Spain                                                         3.4%
Sweden                                                        3.2%
Finland                                                       3.1%

These holdings represent 81.8% of the total investment portfolio.

Despite continued economic recovery in Mexico and Brazil, Latin American markets as a whole pulled back during the period due to sensitivity to the direction of U.S. interest rates and equity markets. As a result, our small positions in Latin America generally hurt portfolio performance. However, we remain confident that many businesses in Latin America hold tremendous growth potential. As such, the Fund retained a roughly four percent stake in Latin American stocks at the end of the period.

Increased Focus on Company Fundamentals

Following a period of indiscriminate investment in "new economy" stocks, we expect the renewed global emphasis on company fundamentals to continue for the foreseeable future. In addition, while economic recovery is well established in many parts of the world, key nations such as Japan, Korea, Germany, Mexico and Brazil must continue to advance economic reforms in order for their respective regions' growth potential to be fully realized.

In an environment of rising global interest rates, market volatility may continue during the coming months. We continue to believe that the outlook for international markets is positive, however, and that investors will be rewarded for maintaining their international exposure. With broad geographic diversification and a mixture of assets, we believe the Fund is well positioned for long-term future growth, regardless of short-term market conditions.

LB World Growth Fund
seeks long-term growth of capital
by investing primarily in common
stocks issued by established
non-U.S. companies.**

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          9/5/95

Shareholder
Accounts:                28,898

Total Net Assets
(in millions):           $137.2

[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 9/30/95)

                              Morgan Stanley       Lipper
                LB World         Capital           Median       Consumer
   Month End     Growth       International     International    Price
    Date          Fund         EAFE Index        Stock Funds     Index
------------------------------------------------------------------------
   9/30/95      10,000           10,000            10,000        10,000
  10/31/95       9,430           97,34              9,790        10,033
  11/30/95       9,508           10,008             9,893        10,026
  12/31/95       9,817           10,413            10,203        10,020
   1/31/96      10,041           10,458            10,413        10,078
   2/29/96      10,108           10,495            10,443        10,111
   3/31/96      10,265           10,721            10,625        10,163
   4/30/96      10,567           11,035            10,957        10,202
   5/31/96      10,522           10,834            10,899        10,222
   6/30/96      10,634           10,898            10,975        10,228
   7/31/96      10,298           10,582            10,581        10,248
   8/31/96      10,444           10,607            10,691        10,268
   9/30/96      10,679           10,892            10,919        10,300
  10/31/96      10,612           10,783            10,829        10,333
  11/30/96      11,093           11,214            11,290        10,352
  12/31/96      11,135           11,073            11,320        10,352
   1/31/97      10,977           10,688            11,247        10,385
   2/28/97      11,090           10,865            11,394        10,418
   3/31/97      11,068           10,907            11,421        10,444
   4/30/97      11,135           10,967            11,449        10,457
   5/31/97      11,869           11,683            12,144        10,450
   6/30/97      12,378           12,331            12,702        10,463
   7/31/97      12,705           12,533            13,039        10,477
   8/31/97      11,531           11,599            12,078        10,496
   9/30/97      12,299           12,251            12,839        10,522
  10/31/97      11,395           11,311            11,862        10,548
  11/30/97      11,350           11,198            11,763        10,542
  12/31/97      11,377           11,299            11,862        10,529
   1/31/98      11,779           11,819            12,158        10,548
   2/28/98      12,458           12,580            12,944        10,568
   3/31/98      12,883           12,970            13,584        10,587
   4/30/98      12,975           13,075            13,772        10,607
   5/31/98      12,941           13,015            13,786        10,627
   6/30/98      12,941           13,116            13,703        10,640
   7/31/98      13,102           13,253            13,891        10,653
   8/31/98      11,469           11,613            11,937        10,666
   9/30/98      11,192           11,260            11,520        10,679
  10/31/98      12,170           12,437            12,411        10,705
  11/30/98      12,734           13,078            13,058        10,705
  12/31/98      13,165           13,597            13,467        10,698
   1/31/99      13,038           13,560            13,512        10,725
   2/28/99      12,783           13,240            13,164        10,738
   3/31/99      13,293           13,796            13,628        10,770
   4/30/99      13,767           14,359            14,206        10,849
   5/31/99      13,131           13,622            13,602        10,849
   6/30/99      13,628           14,156            14,289        10,849
   7/31/99      13,860           14,581            14,667        10,881
   8/31/99      13,999           14,638            14,799        10,907
   9/30/99      14,068           14,789            14,864        10,960
  10/31/99      14,508           15,346            15,432        10,979
  11/30/99      15,516           15,883            16,438        10,986
  12/31/99      17,462           17,313            18,360        10,986
   1/31/00      16,377           16,215            17,260        11,012
   2/28/00      17,248           16,655            18,118        11,077
   3/31/00      17,403           17,304            18,403        11,168
   4/30/00     $16,413          $16,398           $17,293       $11,175

As you compare performance, please note that the LB World Growth Fund's performance reflects the maximum 4% sales charge. The performances of the MSCI EAFE Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Lipper Median
International
Stock Funds
$17,293

LB World
Growth Fund
$16,413

Morgan Stanley
Capital International
EAFE Index
$16,398

Consumer
Price Index
$11,175

INSET BOX ON CHART READS:

LB World Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                     1-Year          9/5/95
Net Asset Value                    19.22%          12.47%
Public Offering Price              14.40%          11.50%

                                                    Since
                                                  Inception
Class B shares                     1-Year          10/31/97
If Held (NAV)                      18.37%           14.89%
If Redeemed (CDSC)                 13.37%           13.91%

Institutional shares
Net Asset Value                    19.78%           16.13%

*See accompanying notes to Portfolio Management Reviews.



LB Growth Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Growth Fund and the LB Fund. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.

In the first six months since its October 29, 1999, inception, the Lutheran Brotherhood Growth Fund opened to favorable market conditions, but was later witness to a sector rotation that quickly brought down equity growth valuations from all-time high levels. Overall, the Fund finished the period with an 18.61% total return, soundly ahead of its market benchmark, the S&P 500/Barra Growth Index, which had a total return of 10.85%. The Fund's Lipper, Inc. peer group, made up of large-cap growth funds, finished the period with an average total return of 20.94%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                      6.4%
Common Stocks                             93.6%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
Cisco Systems, Inc.                                                 5.5%

Intel Corp.                                                         3.3%

EMC Corp.                                                           3.3%

General Electric Co.                                                3.1%

Microsoft Corp.                                                     2.6%

Nokia Corp., ADR                                                    2.4%

Sun Microsystems, Inc.                                              2.2%

Texas Instruments, Inc.                                             2.0%

Home Depot, Inc.                                                    1.9%

Lucent Technologies, Inc.                                           1.7%

These holdings represent 28.0% of the total investment portfolio.

Two Different Market Scenarios

The six-month reporting period featured two distinctly different market scenarios. Fueled by a powerful surge of momentum investing, technology growth stocks flourished during the first four months of the reporting period, but quickly fell out of favor in March and April, as investors funneled assets into undervalued "old economy" cyclical stocks. Because of the Fund's growth orientation, its performance was adversely affected during those two months. Although this market rotation was catalyzed by Federal Reserve interest rate hikes, it was largely brought about by stock prices that had become out of sync with company earnings, necessitating a market correction.

Due to a strategy of staying sector-neutral to our peer group throughout the reporting period, we did not significantly alter the Fund's weightings in response to this market shift. As stock prices fell later in the period, however, we did increase positions in many of the core companies already held in the portfolio, particularly information-based companies such as PMC-Sierra, Veritas Software, EMC Corp. and Sycamore Networks. These are companies at the leading edge of the Internet revolution that we believe possess favorable prospects for future earnings growth. At the close of the period, approximately 40% of the Fund's holdings were in technology stocks, which remain at the core of our investment strategy.

Continued Focus on Leadership Companies

Over the past year, both economic and corporate earnings growth rates have been among the fastest ever recorded in a business cycle. These trends have, in turn, spawned inflation concerns. Although U.S. consumer prices have not risen dramatically thus far, the Federal Reserve is likely to continue tightening monetary policy until it is convinced that the threat of inflation has been sufficiently mitigated. As a result, investors will likely see further stock market volatility over the remainder of the year.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
------------------------------------------------------------------------
Electronics                                                         8.7%

Computers - Software & Services                                     8.2%

Communications Equipment                                            7.2%

Retail                                                              6.9%

Computers - Networking                                              6.4%

Computers - Hardware                                                5.5%

Telephone & Telecommunications                                      4.6%

Electrical Equipment                                                4.1%

Financial - Diversified                                             3.7%

Manufacturing                                                       3.7%

These holdings represent 59.0% of the Fund's total investment portfolio.

Despite the potential for market turbulence, we believe the companies in which we have invested are well positioned for future growth. Going forward, we plan to continue with a sector-neutral emphasis on established companies with successful business strategies, strong relative stock returns within their sector and excellent potential for growth. In many cases, these may be technology companies, but we also see great promise in the area of telecommunications, biotechnology and pharmaceuticals.

Regardless of industry concentration, our goal is to find those companies that are clear leaders in their respective fields. We believe this strategy will ultimately reward the Fund's long-term investors.

LB Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          10/29/99

Shareholder
Accounts:                 5,917

Total Net Assets
(in millions):           $25.5



LB Growth Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                 Inception
Class A shares                                    10/29/99
Net Asset Value                                    18.61%
Public Offering Price                              13.84%
                                                    Since
                                                  Inception
Class B shares                                    10/29/99
If Held (NAV)                                      18.12%
If Redeemed (CDSC)                                 13.12%

Institutional shares
Net Asset Value                                    19.03%

*See accompanying notes to Portfolio Management Reviews.

The Growth Fund was introduced on October 29, 1999. Given its brief performance history, the growth of a $10,000 investment in the Portfolio is not illustrated in this report.

LB Fund

[PHOTO OMITTED: JAMES M. WALLINE]

James M. Walline, a vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Fund and the LB Growth Fund. He has been with Lutheran Brotherhood Research Corp. since its inception in 1970.

During the six months ended April 30, 2000, investors in the Lutheran Brotherhood Fund participated in both sides of a sector rotation that widely impacted the equity markets. The Fund concluded the six-month period by posting a 7.93% total return, slightly above that of its market benchmark, the large-company S&P 500 Index, which returned 7.20% during this time. The Fund's Lipper, Inc. peer group, composed of large-capitalization core funds, generated an average total return of 10.83% during the reporting period.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities                      2.9%
Common Stocks                             97.1%

The Fund's portfolio composition and top holdings represent all share classes.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                           % of Portfolio
------------------------------------------------------------------------
Cisco Systems, Inc.                                            4.5%

Intel Corp.                                                    3.7%

General Electric Co.                                           3.5%

Microsoft Corp.                                                2.5%

EMC Corp.                                                      2.4%

Citigroup, Inc.                                                2.1%

Oracle Corp.                                                   2.0%

American International Group, Inc.                             1.9%

ExxonMobil Corp.                                               1.9%

Wal-Mart Stores, Inc.                                          1.8%

These holdings represent 26.3% of the total investment portfolio.

Period Marked by Market Rotation

The six-month reporting period was the story of two decidedly different markets. Prior to the new year, and even well after "Y2K"-related concerns had diminished, investor interest was centered squarely on "new economy" stocks -- those issued by high-growth companies concentrated primarily in the field of information technology. These types of issues experienced a tremendous expansion in their valuations early in the period, triggered largely by a wave of momentum investing.

As U.S. economic growth continued to accelerate, however, and inflation worries drove the Federal Reserve to increase short-term interest rates, market participants became increasingly concerned about high stock valuations. In March, investors quickly rotated into lower-priced "old economy" stocks representing companies with less sensitivity to changing economic growth rates.

Due to the Fund's blended investment approach, which provides investors with access to both value and growth stocks, the Fund was in a position to take advantage of both market scenarios. Early on, the Fund benefited from many of its technology holdings, including strong returns from companies such as Oracle, Applied Materials and EMC Corp. As value stocks rallied in March, energy firms such as Schlumberger and Halliburton, and consumer staples companies such as PepsiCo, McDonalds and Safeway played a more prominent role in the Fund's performance. Because of our sector-neutral structure, we did not make major changes to portfolio weightings during this time. Instead, as growth-company valuations declined, we chose to selectively add names to the portfolio, thereby increasing our overall diversification.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

TOP 10 INDUSTRIES
------------------------------------------------------------------------
Oil & Gas                                                      7.0%

Electronics                                                    6.5%

Computers - Software & Services                                6.0%

Computers - Networking                                         5.4%

Telephone & Telecommunications                                 5.4%

Financial - Diversified                                        5.4%

Retail                                                         5.1%

Computers - Hardware                                           5.0%

Electrical Equipment                                           4.7%

Communications Equipment                                       4.5%

These holdings represent 55.0% of the Fund's total investment portfolio.

Growth Stocks Could Decline Further

Although equity valuations have come down significantly over the past six months, they are still quite high by historical standards, and there is still plenty of room for further corrections in the equity markets, which could lead to choppy trading patterns throughout the remainder of the year. Regardless of investor sentiment, we believe that the technology revolution unfolding before us will provide excellent investment opportunities well into the future, most notably in the areas of biotechnology, data transfer and Internet networking.

Due to the Fund's sector-neutral framework, stock selection will continue to play a major role in determining the Fund's competitive position within its peer group. As always, we intend to remain fully invested and concentrate on large-capitalization companies with leading market positions, strong returns on capital and excellent relative stock performance characteristics. Over the long-term, we expect that focusing on these strong business fundamentals will produce rewards for the Fund's investors.

LB Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts
Inception Date:            6/2/70

Shareholder
Accounts:                 137,718

Total Net Assets
(in millions):           $1,645.6

[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 4/30/90)


                          Standard & Poor's       Lipper       Consumer
   Month End                 500 Stock        Median Growth &    Price
     Date         LB Fund      Index            Income Fund      Index
-----------------------------------------------------------------------
   4/30/90        10,000       10,000            10,000          10,000
   5/31/90        10,630       10,955            10,776          10,023
   6/30/90        10,695       10,889            10,763          10,078
   7/31/90        10,640       10,862            10,679          10,116
   8/31/90         9,771        9,870             9,832          10,209
   9/30/90         9,255        9,392             9,352          10,295
  10/31/90         9,249        9,362             9,208          10,357
  11/30/90         9,735        9,955             9,748          10,380
  12/31/90         9,953       10,233            10,031          10,380
   1/31/91        10,442       10,690            10,517          10,442
   2/28/91        11,113       11,435            11,204          10,458
   3/31/91        11,316       11,716            11,464          10,473
   4/30/91        11,377       11,755            11,473          10,489
   5/31/91        11,898       12,245            11,933          10,520
   6/30/91        11,236       11,690            11,428          10,551
   7/31/91        11,815       12,249            11,907          10,566
   8/31/91        12,172       12,524            12,180          10,597
   9/30/91        11,969       12,316            12,070          10,644
  10/31/91        12,222       12,497            12,255          10,659
  11/30/91        11,777       11,978            11,772          10,690
  12/31/91        13,215       13,349            12,936          10,698
   1/31/92        13,018       13,115            12,934          10,714
   2/28/92        13,154       13,268            13,152          10,753
   3/31/92        12,820       13,011            12,925          10,807
   4/30/92        12,912       13,409            13,128          10,822
   5/31/92        13,031       13,455            13,209          10,838
   6/30/92        12,719       13,257            12,944          10,877
   7/31/92        13,107       13,816            13,376          10,900
   8/31/92        12,867       13,519            13,123          10,931
   9/30/92        13,048       13,676            13,279          10,962
  10/31/92        13,303       13,740            13,363          11,001
  11/30/92        13,869       14,188            13,856          11,016
  12/31/92        13,981       14,366            14,065          11,009
   1/31/93        14,250       14,499            14,224          11,063
   2/28/93        14,296       14,680            14,330          11,102
   3/31/93        14,709       14,991            14,699          11,140
   4/30/93        14,461       14,646            14,430          11,171
   5/31/93        14,822       15,013            14,768          11,187
   6/30/93        14,871       15,063            14,814          11,203
   7/31/93        14,742       15,018            14,800          11,203
   8/31/93        15,176       15,573            15,342          11,234
   9/30/93        15,152       15,453            15,333          11,257
  10/31/93        15,306       15,789            15,551          11,303
  11/30/93        14,908       15,621            15,339          11,311
  12/31/93        15,196       15,816            15,673          11,311
   1/31/94        15,737       16,365            16,162          11,342
   2/28/94        15,307       15,905            15,847          11,381
   3/31/94        14,563       15,215            15,183          11,420
   4/30/94        14,598       15,424            15,326          11,435
   5/31/94        14,761       15,650            15,473          11,443
   6/30/94        14,357       15,267            15,120          11,482
   7/31/94        14,788       15,784            15,536          11,513
   8/31/94        15,323       16,421            16,130          11,559
   9/30/94        15,064       16,017            15,772          11,590
  10/31/94        15,289       16,390            15,942          11,598
  11/30/94        14,666       15,782            15,355          11,614
  12/31/94        14,677       16,014            15,518          11,614
   1/31/95        15,033       16,441            15,740          11,660
   2/28/95        15,458       17,069            16,330          11,707
   3/31/95        15,735       17,580            16,750          11,746
   4/30/95        16,197       18,105            17,160          11,784
   5/31/95        16,728       18,802            17,714          11,808
   6/30/95        17,277       19,241            18,087          11,831
   7/31/95        18,046       19,893            18,680          11,831
   8/31/95        17,845       19,933            18,786          11,862
   9/30/95        18,518       20,772            19,367          11,885
  10/31/95        18,553       20,711            19,152          11,924
  11/30/95        19,411       21,604            19,994          11,916
  12/31/95        19,380       22,021            20,344          11,908
   1/31/96        19,925       22,785            20,898          11,978
   2/28/96        20,169       22,981            21,176          12,017
   3/31/96        20,272       23,206            21,447          12,079
   4/30/96        20,667       23,559            21,760          12,126
   5/31/96        21,025       24,141            22,169          12,149
   6/30/96        20,903       24,235            22,138          12,157
   7/31/96        19,893       23,174            21,190          12,180
   8/31/96        20,431       23,656            21,769          12,203
   9/30/96        21,497       24,983            22,770          12,242
  10/31/96        21,819       25,687            23,230          12,281
  11/30/96        23,408       27,619            24,784          12,304
  12/31/96        22,717       27,072            24,477          12,304
   1/31/97        24,147       28,780            25,517          12,343
   2/28/97        24,106       28,990            25,668          12,382
   3/31/97        23,165       27,796            24,739          12,413
   4/30/97        24,577       29,467            25,654          12,428
   5/31/97        25,805       31,238            27,226          12,421
   6/30/97        26,899       32,640            28,286          12,436
   7/31/97        28,888       35,238            30,410          12,452
   8/31/97        27,268       33,258            29,324          12,475
   9/30/97        28,550       35,090            30,805          12,506
  10/31/97        27,708       33,932            29,708          12,537
  11/30/97        28,643       35,490            30,552          12,529
  12/31/97        29,056       36,100            31,072          12,514
   1/31/98        29,364       36,516            31,152          12,537
   2/28/98        31,424       39,134            33,305          12,560
   3/31/98        33,171       41,141            34,814          12,583
   4/30/98        33,501       41,561            35,075          12,607
   5/31/98        32,612       40,821            34,373          12,630
   6/30/98        33,848       42,482            34,913          12,646
   7/31/98        33,130       42,041            34,072          12,661
   8/31/98        27,635       35,957            29,022          12,677
   9/30/98        29,236       38,251            30,607          12,692
  10/31/98        31,884       41,384            32,890          12,723
  11/30/98        33,684       43,884            34,604          12,723
  12/31/98        35,827       46,416            36,102          12,715
   1/31/99        37,633       48,356            37,412          12,746
   2/28/99        36,839       46,852            36,159          12,762
   3/31/99        38,766       48,726            37,642          12,801
   4/30/99        39,573       50,627            38,752          12,894
   5/31/99        38,164       49,432            37,799          12,894
   6/30/99        40,591       52,175            39,995          12,894
   7/31/99        39,066       50,548            38,855          12,933
   8/31/99        38,758       50,295            38,548          12,964
   9/30/99        37,621       48,917            37,611          13,026
  10/31/99        40,046       52,013            39,902          13,049
  11/30/99        41,161       53,074            40,867          13,057
  12/31/99        43,171       56,200            43,626          13,057
   1/31/00        41,314       53,379            41,602          13,088
   2/28/00        41,165       52,370            41,381          13,165
   3/31/00        44,706       57,492            45,126          13,274
   4/30/00       $43,220      $55,761           $43,687         $13,282

As you compare performance, please note that the LB Fund's performance reflects the maximum 4% sales charge. The performances of the S&P 500 Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual stocks or funds represented in these indexes, any charges you would pay would reduce your total return as well.

INSET LEGEND READS:

Standard & Poor's
500 Stock Index
$55,761

Lipper Median
Growth &
Income Fund
$43,687

LB Fund
$43,220

Consumer
Price Index
$13,282

INSET BOX ON CHART READS:

LB Fund
Annualized Total Returns*
Class A shares                  1-Year         5-Year       10-Year
Net Asset Value                  9.21%         21.66%       16.22%
Public Offering Price            4.83%         20.67%       15.75%
                                               Since
                                             Inception
Class B shares                  1-Year        10/31/97
If Held (NAV)                    8.43%         18.61%
If Redeemed (CDSC)               3.43%         17.68%

Institutional shares
Net Asset Value                  9.49%         19.79%

*See accompanying notes to Portfolio Management Reviews.



LB Value Fund

[PHOTO OMITTED: HAROLD R. GOLDSTEIN]

Harold R. Goldstein is a Chartered Financial Analyst and portfolio manager of the LB Value Fund. He has worked in investment sales and management since 1982 and has been with Lutheran Brotherhood since 1993.

With stock selection playing a key role, the Lutheran Brotherhood Value Fund finished the first half of its introductory year by posting solid relative performance. The Fund completed the six-month period ended April 30, 2000, with a 5.86% total return, surpassing its market benchmark, the S&P/Barra 500 Value Index, which returned 2.69%. The Fund's Lipper, Inc. peer group, composed of large-cap value stock funds, averaged a 3.52% total return during this same time.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Common Stocks                                    94.8%
Short-Term Securities                             5.2%

The Fund's portfolio composition and top holdings represent all share classes.


Stock Selection Key

1999 ended much the way it began, with investors clambering for technology growth stocks, while largely ignoring the value segment of the market-particularly "old economy" industrial and financial stocks. Just as it seemed technology stocks would once again dominate the financial markets in 2000, March ushered in a change of fortunes as investors suddenly began to shun expensive growth stocks in favor of more attractively priced value stocks. In its continuing campaign to ward off inflation by raising short-term interest rates, the Federal Reserve provided further stimulus to this market rotation.

[GRAPHIC OMITTED: TOP 10 HOLDINGS % OF PORTFOLIO]

Top 10 Holdings                                     % of Portfolio
----------------------------------------------------------------------
Citigroup, Inc.                                           2.5%

ExxonMobil Corp.                                          2.5%

General Electric Co.                                      2.4%

Intel Corp.                                               2.1%

American International Group, Inc.                        1.8%

Cisco Systems, Inc.                                       1.7%

International Business Machines Corp.                     1.6%

Hewlett Packard Co.                                       1.3%

Chase Manhattan Corp.                                     1.2%

SBC Communications, Inc.                                  1.2%

These holdings represent 18.3% of the total investment portfolio.

In the wake of these changing market conditions, we remained sector-neutral to the Fund's peer group. Consequently, careful stock selection was critical to the Fund's healthy relative performance, particularly prior to March. Strong performers came from all economic sectors, including Oracle and EMC Corp., (technology), Microcell Telecommunications (communications services), Dynegy, Enron and Weatherford (energy), Harley-Davidson and Circuit City (consumer cyclicals) and Southwest Airlines (transportation). While these companies vary in their products and services, all are leaders within their industries, an important hallmark of companies held in the Fund.

Potential for a Broadening Market

Although the past three years have produced extraordinary equity returns, many of these gains have been limited to a narrow range of market sectors. This pattern appears to be changing, however, as recent trends are suggestive of a broadening market. As market participants refocus their criteria for stock selection, we expect valuations to become increasingly dependent on company fundamentals. If market participants become more selective, investors in the Lutheran Brotherhood Value Fund could benefit, as the earnings growth outlook for companies held in the Fund's portfolio remains bright.

Already in 2000, the disparity of performance between growth and value stocks has begun to narrow, rewarding diversified investors and providing more equitable returns across asset classes. Against an uncertain monetary policy backdrop, we believe these developments are unlikely to change over the near-term. Regardless of market conditions, we will continue to focus on companies with proven track records, strong management teams and competitive advantages within a sector-neutral framework.

LB Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          10/29/99

Shareholder
Accounts:                  2,882

Total Net Assets
(in millions):             $15.0


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries
----------------------------------------------------------------------
Telephone & Telecommunications                            7.2%

Oil & Gas                                                 6.6%

Financial - Diversified                                   6.2%

Banks                                                     5.7%

Retail                                                    5.1%

Manufacturing                                             4.9%

Computers - Hardware                                      4.3%

Electrical Equipment                                      4.2%

Health Care - Diversified                                 4.0%

Utilities                                                 4.0%

These holdings represent 52.2% of the Fund's total investment portfolio.



INSET BOX

LB Value Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                                    10/29/99
Net Asset Value                                     5.86%
Public Offering Price                               1.66%
                                                    Since
                                                  Inception
Class B shares                                    10/29/99
If Held (NAV)                                       5.45%
If Redeemed (CDSC)                                  0.45%

Institutional shares
Net Asset Value                                     6.21%

*See accompanying notes to Portfolio Management Reviews.

The Value Fund was introduced on October 29, 1999. Given its brief performance history, the growth of a $10,000 investment in the Portfolio is not illustrated in this report.



LB High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB High Yield Fund. Paul has managed the Fund since 1998 and has been with Lutheran Brotherhood since 1987.

High-yield bonds were among the best performing fixed-income products for the six months ended April 30, 2000, despite increasing volatility later in the period. Buoyed by credit holdings in the media and telecommunications industries, the Lutheran Brotherhood High Yield Fund finished the period with a 3.02% total return, outpacing its market benchmark, the Lehman Brothers High Yield Index, which returned 0.08%. The Fund's Lipper, Inc. peer group of high-yield funds averaged a total return of 1.03% during this time.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Corporate Bonds                                 82.2%
Preferred Stocks--Non-Convertible                9.2%
Common Stocks & Stock Warrants                   3.8%
Preferred Stocks--Convertible                    2.5%
Short-Term Securities                            2.3%

The Fund's portfolio composition and top holdings represent all share classes.


Media and Telecommunications Strong

Throughout the period, we continued a strategy of overweighting media and telecommunications issues relative to the Fund's peers. Although bonds in this sector possess somewhat higher risk potential, they have historically provided high-yield investors with an excellent long-term source of return. Owing to strong investor interest in wireless and data communications companies, the Fund's media and telecommunications holdings performed particularly well from November through the first two months of 2000.

[GRAPHIC OMITTED: TOP 10 INDUSTRIES % OF PORTFOLIO]

Top 10 Industries                                    % of Portfolio
----------------------------------------------------------------------
Telecommunications -- Wireline                            16.2%

Broadcasting & Media                                      12.8%

Telecommunications -- Wireless                            11.4%

Telecommunications -- Data/Internet                        5.9%

Utilities                                                  3.5%

Machinery & Equipment                                      3.1%

Packaging & Containers                                     2.2%

Technology -- Hardware                                     2.2%

Health Care Services                                       1.9%

Publishing                                                 1.9%

These bond holdings represent 61.1% of the total investment portfolio.


March ushered in a rapid change in market sentiment. Wary of inflationary signals and Federal Reserve interest rate increases, investors grew increasingly risk averse, which led to choppiness in the high-yield markets. Much of this volatility was based on market psychology, rather than on high-yield company fundamentals, which generally remained sound.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa            0.0%

Aa             0.0%

A              0.4%

Baa            1.8%

Ba            13.7%

B             61.2%

Caa           15.5%

Ca             0.8%

C              0.0%

D              0.3%

Non Rated      6.3%


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY ISSUER % OF PORTFOLIO]

Top 10 Holdings by Issuer                            % of Portfolio
----------------------------------------------------------------------
Nextel Communications, Inc.                                1.9%

Intermedia Communications, Inc.                            1.4%

CSC Holdings, Inc.                                         1.2%

Dobson Communications Corp.                                1.0%

Charter Communication Holdings, Inc.                       1.0%

IntelCom Group Holdings, Inc.                              0.9%

TNP Enterprises, Inc.                                      0.9%

PRIMEDIA, Inc.                                             0.8%

Primus Telecommunications Group, Inc.                      0.8%

Splitrock Services, Inc.                                   0.8%

These holdings represent 10.7% of the Fund's total investment portfolio.


As the U.S. economy continued its rapid expansion and Federal Reserve tightening continued, we placed a higher emphasis on lower-rated bonds that were less interest rate sensitive and more dependent on specific company developments for positive total return performance. To further boost returns, we took profits from the Fund's equity warrant holdings as opportunities arose.

High-Yield Market Remains Attractive

Although economic growth may decelerate somewhat in the months to come, we believe that the overall U.S. economic picture remains bright. As such, we do not anticipate implementing any major strategic changes, though we will make periodic adjustments as needed.

Like other fixed-income investments, high-yield bond funds continue to battle the unpredictability of interest rates, as well as the growing popularity of equity investments. These factors have worked together to dampen high-yield bond prices. Over the long-term, however, we believe that the high-yield market will be driven by company fundamentals, which should remain strong barring a major economic meltdown.

Additionally, current yields remain very attractive from a historical perspective. Because high-yield bonds typically derive a major share of their total return from yield alone, we believe that high-yield investments remain a compelling element of a diversified portfolio strategy.

LB High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in high-yielding ("junk") corporate bonds.***

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          4/3/87

Shareholder
Accounts:                70,812

Total Net Assets
(in millions):           $884.8

[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 4/30/90)

                                Lehman        Lipper
                 LB High         High        Median
  Month End       Yield         Yield         High         Consumer
    Date          Fund          Index        Current      Price Index
---------------------------------------------------------------------
  4/30/90        10,000         10,000        10,000         10,000
  5/31/90         9,920         10,193        10,219         10,023
  6/30/90        10,042         10,440        10,425         10,078
  7/31/90        10,220         10,720        10,641         10,116
  8/31/90         9,829         10,111        10,207         10,209
  9/30/90         9,393          9,372         9,693         10,295
 10/31/90         9,061          8,880         9,276         10,357
 11/30/90         9,207          9,157         9,313         10,380
 12/31/90         9,355          9,209         9,342         10,380
  1/31/91         9,408          9,462         9,473         10,442
  2/28/91        10,096         10,497        10,153         10,458
  3/31/91        10,577         11,115        10,658         10,473
  4/30/91        10,962         11,571        11,068         10,489
  5/31/91        11,060         11,592        11,136         10,520
  6/30/91        11,374         11,935        11,371         10,551
  7/31/91        11,692         12,317        11,710         10,566
  8/31/91        11,864         12,600        11,930         10,597
  9/30/91        12,052         12,775        12,131         10,644
 10/31/91        12,485         13,202        12,518         10,659
 11/30/91        12,676         13,271        12,634         10,690
 12/31/91        12,731         13,462        12,744         10,698
  1/31/92        13,321         13,936        13,250         10,714
  2/28/92        13,694         14,280        13,567         10,753
  3/31/92        13,942         14,457        13,777         10,807
  4/30/92        14,063         14,512        13,876         10,822
  5/31/92        14,283         14,717        14,079         10,838
  6/30/92        14,365         14,855        14,221         10,877
  7/31/92        14,613         15,079        14,475         10,900
  8/31/92        14,813         15,277        14,659         10,931
  9/30/92        14,964         15,433        14,810         10,962
 10/31/92        14,693         15,215        14,563         11,001
 11/30/92        14,949         15,407        14,778         11,016
 12/31/92        15,293         15,582        14,975         11,009
  1/31/93        15,921         16,036        15,382         11,063
  2/28/93        16,113         16,318        15,679         11,102
  3/31/93        16,424         16,529        15,990         11,140
  4/30/93        16,489         16,672        16,116         11,171
  5/31/93        16,769         16,871        16,371         11,187
  6/30/93        17,286         17,225        16,750         11,203
  7/31/93        17,424         17,392        16,916         11,203
  8/31/93        17,563         17,538        17,041         11,234
  9/30/93        17,556         17,584        17,094         11,257
 10/31/93        18,105         17,939        17,477         11,303
 11/30/93        18,173         18,025        17,589         11,311
 12/31/93        18,484         18,249        17,849         11,311
  1/31/94        19,028         18,645        18,274         11,342
  2/28/94        18,962         18,596        18,239         11,381
  3/31/94        18,260         17,893        17,652         11,420
  4/30/94        17,980         17,771        17,396         11,435
  5/31/94        18,051         17,780        17,436         11,443
  6/30/94        18,061         17,835        17,412         11,482
  7/31/94        17,915         17,987        17,380         11,513
  8/31/94        18,047         18,115        17,391         11,559
  9/30/94        17,962         18,117        17,391         11,590
 10/31/94        18,020         18,160        17,373         11,598
 11/30/94        17,587         17,931        17,141         11,614
 12/31/94        17,506         18,064        17,161         11,614
  1/31/95        17,585         18,310        17,300         11,660
  2/28/95        18,256         18,938        17,771         11,707
  3/31/95        18,443         19,142        17,932         11,746
  4/30/95        18,888         19,628        18,370         11,784
  5/31/95        19,272         20,178        18,778         11,808
  6/30/95        19,376         20,313        18,836         11,831
  7/31/95        19,986         20,569        19,168         11,831
  8/31/95        20,070         20,633        19,219         11,862
  9/30/95        20,243         20,887        19,448         11,885
 10/31/95        20,350         21,016        19,604         11,924
 11/30/95        20,594         21,201        19,735         11,916
 12/31/95        20,899         21,534        20,035         11,908
  1/31/96        21,400         21,913        20,452         11,978
  2/29/96        21,950         21,931        20,625         12,017
  3/31/96        21,736         21,915        20,549         12,079
  4/30/96        21,849         21,963        20,711         12,126
  5/31/96        22,057         22,095        20,873         12,149
  6/30/96        21,886         22,279        20,900         12,157
  7/31/96        21,714         22,381        21,013         12,180
  8/31/96        22,072         22,623        21,347         12,203
  9/30/96        22,798         23,168        21,906         12,242
 10/31/96        22,720         23,346        22,025         12,281
 11/30/96        22,938         23,806        22,432         12,304
 12/31/96        23,190         23,978        22,699         12,304
  1/31/97        23,465         24,213        22,926         12,343
  2/28/97        23,767         24,612        23,336         12,382
  3/31/97        23,019         24,245        22,872         12,413
  4/30/97        23,018         24,500        23,057         12,428
  5/31/97        23,900         25,024        23,650         12,421
  6/30/97        24,552         25,372        24,033         12,436
  7/31/97        25,395         26,070        24,658         12,452
  8/31/97        25,472         26,010        24,707         12,475
  9/30/97        26,247         26,525        25,285         12,506
 10/31/97        25,999         26,549        25,187         12,537
 11/30/97        26,051         26,804        25,388         12,529
 12/31/97        26,315         27,040        25,673         12,514
  1/31/98        26,850         27,526        26,166         12,537
  2/28/98        27,218         27,689        26,362         12,560
  3/31/98        27,561         27,949        26,697         12,583
  4/30/98        27,416         28,058        26,771         12,607
  5/31/98        27,329         28,156        26,777         12,630
  6/30/98        27,447         28,257        26,801         12,646
  7/31/98        27,593         28,419        26,988         12,661
  8/31/98        25,423         26,850        25,161         12,677
  9/30/98        25,064         26,971        24,993         12,692
 10/31/98        24,555         26,418        24,450         12,723
 11/30/98        25,740         27,514        25,805         12,723
 12/31/98        25,803         27,544        25,712         12,715
  1/31/99        26,207         27,952        26,098         12,746
  2/28/99        26,112         27,787        26,009         12,762
  3/31/99        26,397         28,051        26,386         12,801
  4/30/99        27,242         28,595        26,953         12,894
  5/31/99        26,748         28,209        26,455         12,894
  6/30/99        26,930         28,150        26,436         12,894
  7/31/99        27,077         28,263        26,460         12,933
  8/31/99        26,703         27,949        26,203         12,964
  9/30/99        26,558         27,748        26,051         13,026
 10/31/99        26,444         27,565        25,991         13,049
 11/30/99        27,035         27,890        26,428         13,057
 12/31/99        27,623         28,202        26,740         13,057
  1/31/00        27,677         28,081        26,580         13,088
  2/28/00        28,216         28,134        26,747         13,165
  3/31/00        27,677         27,543        26,316         13,274
  4/30/00       $27,243        $28,587       $26,293        $13,282

As you compare performance, please note that the LB High Yield Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman High Yield Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lehman High
Yield Index
$28,587

LB High Yield
Fund
$27,243

Lipper Median
High Current
$26,293

Consumer
Price Index
$13,282

INSET BOX ON CHART READS:

LB High Yield Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year     5-Year     10-Year
Net Asset Value                0.00%      7.59%      10.98%
Public Offering Price         -3.95%      6.71%      10.53%
                                          Since
                                        Inception
Class B shares                1-Year    10/31/97
If Held (NAV)                 -0.73%      1.15%
If Redeemed (CDSC)            -5.70%     -0.04%

Institutional shares
Net Asset Value                0.14%      2.14%

*See accompanying notes to Portfolio Management Reviews.



LB Income Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund and the LB Limited Maturity Bond Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.


In a relatively flat market for investment-grade bonds, the Lutheran Brotherhood Income Fund finished the six-month period ended April 30, 2000, with modest returns. Overall, the Fund returned 1.18%, slightly underperforming its market benchmark, the Lehman Brothers Aggregate Index, which posted a 1.42% total return for the period. The Fund's Lipper, Inc. peer group of corporate debt A-rated funds averaged an annual total return of 0.73% during this time.



[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Corporate Bonds                 42.5%

U.S. Government                 15.2%

Short-Term Securities           15.0%

Mortagage-Backed--Securities     9.2%

Asset-Backed Securities          8.8%

Foreign Government Bonds         4.4%

U.S. Government Agency           4.1%

Preferred Stocks                 0.6%

Common Stocks                    0.2%

The Fund's portfolio composition and top holdings represent all share classes.


Unique Bond Market Conditions

During the reporting period, longer-term bonds generally benefited from a phenomenon known as the "inverted yield curve." An inverted yield curve is an infrequent event whereby longer-maturity U.S. Treasuries offer lower yields than shorter-maturity Treasuries; under most market conditions, exactly the reverse is true. Accordingly, after peaking in mid-January, long-term yields began a steady descent that lasted through early April. Overall for the period, 30-year Treasury yields fell 0.20%, while five-year Treasury yields rose roughly 0.60%. Due to the inverse relationship between bond yields and prices, this trend generally helped the performance of longer-maturity portfolios such as the Lutheran Brotherhood Income Fund.


[GRAPHIC OMITTED: TOP 10 HOLDINGS SECURITY % OF PORTFOLIO]

                                                              % Of
Top 10 Holdings                     Security                Portfolio
----------------------------------------------------------------------
U.S. Treasury Bonds (Nov. 2022)     U.S. Government           5.4%

U.S. Treasury Bonds (Nov. 2010)     U.S. Government           3.5%

U.S. Treasury Bonds (Aug. 2023)     U.S. Government           2.8%

U.S. Treasury Bonds (Nov. 2016)     U.S. Government           2.6%

Federal National Mortgage
Association                         U.S. Government Agency    2.3%

Standard Credit Master
Trust 1                             Asset-Backed              1.7%

Morgan Stanley Dean Witter
Capital I Trust                     Mortgage-Backed           1.6%

General Electric
Capital Corp.                       Corporate                 1.6%

Federal National Mortgage
Association                         U.S. Government Agency    1.3%

Discover Card Master Trust I        Asset-Backed              1.3%

These holdings represent 24.1% of the total investment portfolio.


This benefit was offset by weak investor demand for bonds as a whole. Our strategy of overweighting higher-yielding "spread products," such as mortgage-backed bonds and bonds issued by large corporations, negatively impacted the Fund's performance versus its market benchmark. Although spread products generally generate higher long-term returns than low-risk U.S. Treasury bonds, they also carry greater potential for volatility. Due to market uncertainty and Federal Reserve interest rate hikes, assets of this kind came under pressure during the reporting period.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                  47.1%

Aa                    9.5%

A                    12.9%

Baa                  18.8%

Ba                    7.5%

B                     4.0%

Caa                   0.2%

Ca                    0.0%

C                     0.0%

D                     0.0%

Non Rated             0.0%


Federal Reserve Vigilance Should Pay Off

Looking ahead, we expect market participants to focus on several developments, including the continued use of federal government budget surplus funds to buy back Treasury debt, and the potential for further Federal Reserve rate increases. Both have had a major impact on the investment-grade bond market thus far in 2000, particularly in creating the inverted yield curve phenomenon. We believe the Federal Reserve will continue to raise rates until it believes economic growth rates have come down to sustainable levels. At that point, long-term interest rates stand a good chance of trending down, which would benefit investors in longer-maturity bond funds.

The Federal Reserve's continued vigilance in warding off inflation should eventually create favorable conditions for bond investors, particularly once the tightening cycle is complete. In the meantime, we will continue to focus on issues with good credit quality, attractive yields and strong liquidity. We believe this strategy will reward long-term investors and position the Fund for future performance potential.


LB Income Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          6/1/72

Shareholder
Accounts:                53,140

Total Net Assets
(in millions):           $676.0


[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 4/30/90)

                                 Lehman          Lipper
                                Aggregate        Median
   Month End      LB Income       Bond            Corp.         Consumer
     Date           Fund         Index           Debt A        Price Index
---------------------------------------------------------------------------
    4/30/90        10,000        10,000          10,000          10,000
    5/31/90         9,847        10,296          10,282          10,023
    6/30/90         9,975        10,462          10,444          10,078
    7/31/90        10,080        10,606          10,572          10,116
    8/31/90         9,898        10,464          10,390          10,209
    9/30/90         9,925        10,551          10,427          10,295
   10/31/90        10,013        10,685          10,540          10,357
   11/30/90        10,227        10,915          10,775          10,380
   12/31/90        10,377        11,085          10,943          10,380
    1/31/91        10,504        11,222          11,056          10,442
    2/28/91        10,656        11,318          11,175          10,458
    3/31/91        10,746        11,396          11,251          10,473
    4/30/91        10,899        11,519          11,390          10,489
    5/31/91        10,990        11,586          11,446          10,520
    6/30/91        10,977        11,580          11,425          10,551
    7/31/91        11,109        11,741          11,569          10,566
    8/31/91        11,346        11,994          11,845          10,597
    9/30/91        11,599        12,238          12,104          10,644
   10/31/91        11,679        12,374          12,211          10,659
   11/30/91        11,773        12,488          12,319          10,690
   12/31/91        12,167        12,858          12,760          10,698
    1/31/92        12,025        12,684          12,561          10,714
    2/28/92        12,076        12,766          12,624          10,753
    3/31/92        12,070        12,695          12,560          10,807
    4/30/92        12,118        12,786          12,626          10,822
    5/31/92        12,349        13,028          12,881          10,838
    6/30/92        12,549        13,207          13,069          10,877
    7/31/92        12,849        13,477          13,413          10,900
    8/31/92        12,966        13,613          13,520          10,931
    9/30/92        13,140        13,775          13,687          10,962
   10/31/92        12,926        13,592          13,455          11,001
   11/30/92        12,930        13,594          13,452          11,016
   12/31/92        13,140        13,811          13,677          11,009
    1/31/93        13,409        14,076          13,971          11,063
    2/28/93        13,693        14,322          14,287          11,102
    3/31/93        13,740        14,382          14,338          11,140
    4/30/93        13,833        14,483          14,433          11,171
    5/31/93        13,835        14,502          14,437          11,187
    6/30/93        14,095        14,764          14,757          11,203
    7/31/93        14,220        14,848          14,868          11,203
    8/31/93        14,499        15,108          15,210          11,234
    9/30/93        14,548        15,149          15,256          11,257
   10/31/93        14,612        15,205          15,326          11,303
   11/30/93        14,414        15,076          15,131          11,311
   12/31/93        14,471        15,157          15,196          11,311
    1/31/94        14,658        15,362          15,426          11,342
    2/28/94        14,327        15,095          15,086          11,381
    3/31/94        13,897        14,722          14,691          11,420
    4/30/94        13,775        14,604          14,527          11,435
    5/31/94        13,736        14,603          14,482          11,443
    6/30/94        13,646        14,570          14,432          11,482
    7/31/94        13,939        14,860          14,689          11,513
    8/31/94        13,933        14,878          14,692          11,559
    9/30/94        13,674        14,659          14,463          11,590
   10/31/94        13,617        14,646          14,422          11,598
   11/30/94        13,627        14,614          14,394          11,614
   12/31/94        13,767        14,715          14,496          11,614
    1/31/95        14,038        15,006          14,744          11,660
    2/28/95        14,343        15,363          15,078          11,707
    3/31/95        14,441        15,457          15,181          11,746
    4/30/95        14,662        15,673          15,387          11,784
    5/31/95        15,290        16,280          16,032          11,808
    6/30/95        15,406        16,399          16,141          11,831
    7/31/95        15,293        16,363          16,068          11,831
    8/31/95        15,501        16,561          16,271          11,862
    9/30/95        15,639        16,721          16,435          11,885
   10/31/95        15,867        16,939          16,667          11,924
   11/30/95        16,115        17,193          16,925          11,916
   12/31/95        16,359        17,434          17,178          11,908
    1/31/96        16,444        17,549          17,258          11,978
    2/29/96        16,064        17,243          16,901          12,017
    3/31/96        15,888        17,123          16,762          12,079
    4/30/96        15,786        17,027          16,637          12,126
    5/31/96        15,759        16,993          16,603          12,149
    6/30/96        15,962        17,220          16,798          12,157
    7/31/96        15,993        17,267          16,831          12,180
    8/31/96        15,907        17,238          16,791          12,203
    9/30/96        16,209        17,537          17,088          12,242
   10/31/96        16,590        17,927          17,462          12,281
   11/30/96        16,915        18,233          17,785          12,304
   12/31/96        16,720        18,064          17,595          12,304
    1/31/97        16,772        18,120          17,627          12,343
    2/28/97        16,823        18,165          17,678          12,382
    3/31/97        16,575        17,963          17,460          12,413
    4/30/97        16,789        18,233          17,700          12,428
    5/31/97        16,942        18,406          17,850          12,421
    6/30/97        17,194        18,625          18,068          12,436
    7/31/97        17,692        19,128          18,597          12,452
    8/31/97        17,496        18,965          18,389          12,475
    9/30/97        17,772        19,246          18,667          12,506
   10/31/97        17,925        19,525          18,907          12,537
   11/30/97        17,996        19,615          18,983          12,529
   12/31/97        18,118        19,813          19,171          12,514
    1/31/98        18,380        20,067          19,418          12,537
    2/28/98        18,388        20,051          19,383          12,560
    3/31/98        18,482        20,119          19,442          12,583
    4/30/98        18,576        20,223          19,529          12,607
    5/31/98        18,735        20,416          19,722          12,630
    6/30/98        18,917        20,589          19,886          12,646
    7/31/98        18,926        20,632          19,894          12,661
    8/31/98        19,022        20,969          20,167          12,677
    9/30/98        19,558        21,459          20,616          12,692
   10/31/98        19,435        21,346          20,408          12,723
   11/30/98        19,666        21,467          20,555          12,723
   12/31/98        19,731        21,532          20,627          12,715
    1/31/99        19,911        21,685          20,780          12,746
    2/28/99        19,460        21,305          20,324          12,762
    3/31/99        19,573        21,422          20,448          12,801
    4/30/99        19,618        21,491          20,487          12,894
    5/31/99        19,321        21,302          20,252          12,894
    6/30/99        19,230        21,234          20,146          12,894
    7/31/99        19,160        21,144          20,062          12,933
    8/31/99        19,113        21,134          20,012          12,964
    9/30/99        19,299        21,379          20,206          13,026
   10/31/99        19,301        21,458          20,224          13,049
   11/30/99        19,324        21,456          20,224          13,057
   12/31/99        19,241        21,353          20,115          13,057
    1/31/00        19,170        21,282          20,060          13,088
    2/29/00        19,409        21,540          20,265          13,165
    3/31/00        19,649        21,824          20,524          13,274
    4/30/00       $19,528       $21,761         $20,368         $13,282

As you compare performance, please note that the LB Income Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Aggregate Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lehman Aggregate
Bond Index
$21,761

Lipper Median
Corp. Debt A
$20,368

LB Income Fund
$19,528

Consumer
Price Index
$13,282

INSET BOX ON CHART READS:


LB Income Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares                1-Year       5-Year   10-Year
Net Asset Value               -0.46%        5.89%     7.35%
Public Offering Price         -4.46%        5.03%     6.92%
                                           Since
                                          Inception
Class B shares                1-Year      10/31/97
If Held (NAV)                 -1.19%       2.69%
If Redeemed (CDSC)            -6.13%       1.53%

Institutional shares
Net Asset Value               -0.31%       3.70%

*See accompanying notes to Portfolio Management Reviews.



LB Municipal Bond Fund

[PHOTO OMITTED: JOHAN A. AKESSON]

Johan A. Akesson is a Certified Financial Analyst and portfolio manager of the LB Municipal Bond Fund. Previously, he served as associate portfolio manager of the Fund. Johan has worked with municipal bond investments since joining Lutheran Brotherhood in 1993.

Weakening demand for municipal bonds, coupled with tightening monetary policy, pushed municipal yields higher during the latter part of the six months ended April 30, 2000. Overall, the Lutheran Brotherhood Municipal Bond Fund posted a total return of 2.23% during the six-month period, slightly underperforming its market benchmark, the Lehman Brothers Municipal Bond Index, which finished with a total return of 2.63%. The Fund's Lipper, Inc., peer group of general municipal debt funds averaged a total return of 2.05% during this period.

Rising Yields Drive Municipal Market

The beginning of the period was marked by a brief spate of new bond issuance, as issuers sought to wrap up spending projects before potential "Y2K"-related problems could develop. This increased supply failed to spark significant investor interest, however, and overall demand was generally weak in the closing months of 1999. As the New Year dawned and Y2K concerns subsided, the municipal market was increasingly affected by the Federal Reserve's policy of raising short-term interest rates as a deterrent to inflation. Consequently, yields began to mirror the interest rate increases of the broader fixed-income markets.


[GRAPHIC OMITTED: TOP 10 STATES % OF PORTFOLIO]

Top 10 States                                          % of Portfolio
----------------------------------------------------------------------
Texas                                                        9.0%

California                                                   7.7%

New York                                                     6.3%

Colorado                                                     6.0%

Washington                                                   5.4%

Ohio                                                         5.3%

Georgia                                                      4.5%

Michigan                                                     4.5%

Minnesota                                                    4.4%

Illinois                                                     4.2%

These holdings represent 57.3% of the total investment portfolio.



[GRAPHIC OMITTED: pie chart PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Escrowed/Pre-refunded           21.2%

General Obligation              17.0%

Health Care                     11.3%

Electric Revenue                10.1%

Water & Sewer                    9.9%

Special Tax Revenue              5.4%

Education Revenue                5.3%

Lease Revenue                    4.8%

Airport Revenue                  4.7%

Surface Transportation           3.5%

Pollution Control-Electric       2.8%

Housing Finance                  2.6%

Miscellaneous Municipals         0.8%

Industrial Revenue               0.6%

The Fund's portfolio composition and top holdings represent all share classes.


Concurrent with rising municipal yields, new municipal issuance declined precipitously as issuers reluctant to finance projects at higher interest rates delayed their spending. Demand for municipal bonds also eased further, owing partially to strong investor interest in the stock markets. Cash outflows from municipal bond funds industrywide put steady pressure on municipal bond prices, dampening the stimulative effect of decreased supply.

During the reporting period, we continued to systematically trim positions in the Fund's pre-refunded holdings -- issues with the highest possible credit ratings, but whose return potential had diminished. In turn, we invested some of the proceeds in issues with higher yield potential that we viewed as financially sound. We also incrementally increased the Fund's duration; over time, we believe that longer-duration bonds should outperform when interest rates begin to decline.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                           73.6%

Aa                            13.8%

A                              6.0%

Baa                            6.3%

Ba                             0.0%

B                              0.0%

Caa                            0.3%

Ca                             0.0%

C                              0.0%

D                              0.0%

Non Rated                      0.0%


Will Continue Seeking Yield Opportunities

Looking forward, we expect the U.S. economy to weaken somewhat, as higher interest rates begin to take their toll on economic growth rates. Nonetheless, we believe that the underpinnings of the economy remain sound, and that higher tax revenues will lead local governments to continue pushing forward with capital improvement projects. Due to higher interest rate levels, however, we are not anticipating that issuers will refinance as many outstanding bond deals as they have in the past few years. As a result, we expect overall bond issuance to remain at low levels until interest rates come down significantly.

We plan to continue with our present strategy of managing the Fund for income and total return, while also striving to manage the Fund in a tax-efficient manner. Additionally, we will continue to improve the portfolio's return potential by seeking bond issues with desirable structural components (such as call features and original issue discounts) and attractive risk/reward characteristics. We believe this approach will position the Fund well for the years ahead.

LB Municipal Bond Fund seeks high current income which is exempt from federal income tax by investing in investment-grade municipal bonds.****

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          12/3/76

Shareholder
Accounts:                19,684

Total Net Assets
(in millions):           $564.0

[GRAPHIC WORM CHART OMITTED:]

Performance Through April 30, 2000

Growth of a $10,000 Investment
Class A shares (since 4/30/90)

                                              Lipper
                                              Median
                                              General
                                Lehman        Municipal
  Month End    LB Municipal    Municipal        Debt       Consumer Price
    Date        Bond Fund     Bond Index       Funds            Index
--------------------------------------------------------------------------
   4/30/90        10,000        10,000        10,000           10,000
   5/31/90         9,830        10,218        10,260           10,023
   6/30/90         9,951        10,308        10,357           10,078
   7/31/90        10,106        10,459        10,528           10,116
   8/31/90         9,894        10,308        10,300           10,209
   9/30/90         9,927        10,314        10,314           10,295
  10/31/90        10,085        10,501        10,464           10,357
  11/30/90        10,318        10,712        10,708           10,380
  12/31/90        10,402        10,755        10,754           10,380
   1/31/91        10,550        10,899        10,886           10,442
   2/28/91        10,609        10,993        10,949           10,458
   3/31/91        10,622        10,998        10,971           10,473
   4/30/91        10,772        11,144        11,131           10,489
   5/31/91        10,846        11,243        11,231           10,520
   6/30/91        10,804        11,232        11,197           10,551
   7/31/91        10,970        11,369        11,358           10,566
   8/31/91        11,098        11,519        11,503           10,597
   9/30/91        11,292        11,669        11,652           10,644
  10/31/91        11,380        11,774        11,755           10,659
  11/30/91        11,388        11,807        11,772           10,690
  12/31/91        11,668        12,061        12,050           10,698
   1/31/92        11,673        12,089        12,041           10,714
   2/28/92        11,651        12,092        12,058           10,753
   3/31/92        11,651        12,097        12,063           10,807
   4/30/92        11,783        12,205        12,174           10,822
   5/31/92        11,945        12,349        12,344           10,838
   6/30/92        12,150        12,556        12,569           10,877
   7/31/92        12,570        12,933        13,014           10,900
   8/31/92        12,346        12,806        12,806           10,931
   9/30/92        12,381        12,889        12,857           10,962
  10/31/92        12,242        12,763        12,625           11,001
  11/30/92        12,525        12,991        12,947           11,016
  12/31/92        12,712        13,124        13,107           11,009
   1/31/93        12,835        13,276        13,255           11,063
   2/28/93        13,307        13,757        13,774           11,102
   3/31/93        13,218        13,611        13,613           11,140
   4/30/93        13,344        13,748        13,760           11,171
   5/31/93        13,408        13,825        13,839           11,187
   6/30/93        13,659        14,056        14,077           11,203
   7/31/93        13,662        14,075        14,077           11,203
   8/31/93        13,962        14,367        14,389           11,234
   9/30/93        14,121        14,531        14,559           11,257
  10/31/93        14,213        14,559        14,588           11,303
  11/30/93        14,052        14,431        14,435           11,311
  12/31/93        14,361        14,735        14,722           11,311
   1/31/94        14,520        14,903        14,891           11,342
   2/28/94        14,110        14,517        14,495           11,381
   3/31/94        13,451        13,926        13,862           11,420
   4/30/94        13,513        14,045        13,912           11,435
   5/31/94        13,642        14,167        14,037           11,443
   6/30/94        13,539        14,080        13,946           11,482
   7/31/94        13,785        14,338        14,193           11,513
   8/31/94        13,833        14,388        14,228           11,559
   9/30/94        13,644        14,177        13,998           11,590
  10/31/94        13,370        13,924        13,732           11,598
  11/30/94        13,113        13,672        13,447           11,614
  12/31/94        13,417        13,973        13,775           11,614
   1/31/95        13,826        14,373        14,185           11,660
   2/28/95        14,271        14,791        14,606           11,707
   3/31/95        14,423        14,961        14,737           11,746
   4/30/95        14,436        14,979        14,736           11,784
   5/31/95        14,922        15,457        15,196           11,808
   6/30/95        14,725        15,322        15,030           11,831
   7/31/95        14,827        15,468        15,126           11,831
   8/31/95        15,014        15,664        15,293           11,862
   9/30/95        15,130        15,763        15,386           11,885
  10/31/95        15,371        15,992        15,621           11,924
  11/30/95        15,685        16,257        15,921           11,916
  12/31/95        15,857        16,413        16,098           11,908
   1/31/96        15,974        16,538        16,174           11,978
   2/29/96        15,838        16,426        16,046           12,017
   3/31/96        15,574        16,215        15,791           12,079
   4/30/96        15,491        16,170        15,720           12,126
   5/31/96        15,482        16,163        15,723           12,149
   6/30/96        15,641        16,340        15,871           12,157
   7/31/96        15,782        16,488        16,013           12,180
   8/31/96        15,774        16,485        16,001           12,203
   9/30/96        16,010        16,716        16,229           12,242
  10/31/96        16,190        16,905        16,405           12,281
  11/30/96        16,503        17,214        16,693           12,304
  12/31/96        16,402        17,142        16,620           12,304
   1/31/97        16,433        17,174        16,622           12,343
   2/28/97        16,577        17,332        16,766           12,382
   3/31/97        16,358        17,102        16,548           12,413
   4/30/97        16,467        17,245        16,684           12,428
   5/31/97        16,711        17,504        16,922           12,421
   6/30/97        16,877        17,691        17,105           12,436
   7/31/97        17,376        18,181        17,620           12,452
   8/31/97        17,173        18,011        17,410           12,475
   9/30/97        17,440        18,225        17,621           12,506
  10/31/97        17,532        18,342        17,729           12,537
  11/30/97        17,643        18,450        17,828           12,529
  12/31/97        17,933        18,719        18,110           12,514
   1/31/98        18,125        18,912        18,278           12,537
   2/28/98        18,117        18,918        18,267           12,560
   3/31/98        18,109        18,935        18,271           12,583
   4/30/98        18,020        18,849        18,154           12,607
   5/31/98        18,317        19,147        18,453           12,630
   6/30/98        18,390        19,222        18,514           12,646
   7/31/98        18,423        19,270        18,540           12,661
   8/31/98        18,724        19,569        18,827           12,677
   9/30/98        18,984        19,813        19,053           12,692
  10/31/98        18,955        19,813        18,981           12,723
  11/30/98        19,010        19,883        19,038           12,723
  12/31/98        19,044        19,932        19,072           12,715
   1/31/99        19,266        20,169        19,284           12,746
   2/28/99        19,131        20,081        19,157           12,762
   3/31/99        19,144        20,109        19,159           12,801
   4/30/99        19,178        20,159        19,205           12,894
   5/31/99        19,041        20,002        19,093           12,894
   6/30/99        18,754        19,664        18,818           12,894
   7/31/99        18,831        19,699        18,886           12,933
   8/31/99        18,650        19,542        18,661           12,964
   9/30/99        18,663        19,549        18,616           13,026
  10/31/99        18,459        19,338        18,345           13,049
  11/30/99        18,647        19,543        18,524           13,057
  12/31/99        18,462        19,397        18,347           13,057
   1/31/00        18,365        19,313        18,205           13,088
   2/29/00        18,578        19,537        18,446           13,165
   3/31/00        18,993        19,965        18,853           13,274
   4/30/00       $18,871       $19,847       $18,727          $13,282

As you compare performance, please note that the LB Municipal Bond Fund's performance reflects the maximum 4% sales charge. The performances of the Lehman Municipal Bond Index and the Lipper Median do not reflect any such charges. If you were to purchase any of the individual bonds or funds represented in these indexes, any charges you would pay would reduce your total return as well.


INSET LEGEND READS:

Lehman
Municipal
Bond Index
$19,847

LB Municipal
Bond Fund
$18,871

Lipper Median
General Municipal
Debt Funds
$18,727

Consumer
Price Index
$13,282

INSET BOX ON CHART READS:

LB Municipal Bond Fund
Annualized Total Returns*
-----------------------------------------------------------
Class A shares           1-Year        5-Year      10-Year
Net Asset Value          -1.60%        5.50%        6.98%
Public Offering Price    -5.49%        4.65%        6.55%

                                                    Since
                                                 Inception
Class B shares           1-Year                   10/31/97
If Held (NAV)            -2.32%                     2.20%
If Redeemed (CDSC)       -7.20%                     1.03%

Institutional shares
Net Asset Value          -1.38%                     3.24%

*See accompanying notes to Portfolio Management Reviews.


LB Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, an assistant vice president of Lutheran
Brotherhood, is a Chartered Financial Analyst and portfolio manager of the LB Income Fund and the LB Limited Maturity Bond Fund. He has been with Lutheran Brotherhood since 1983 and is also a Certified Public Accountant.


Unusual market conditions created a difficult environment for short- and intermediate-term bonds during the six months ended April 30, 2000. After opening to investors on October 29, 1999, the Lutheran Brotherhood Limited Maturity Bond Fund finished the six-month reporting period with a 1.05% total return, while its market benchmark, the Lehman Brothers Government/ Corporate 1-5 Year Index, generated a 1.41% total return. During this time, the Fund's peer group, composed of short- and intermediate-term debt funds tracked by Lipper, Inc. recorded an average total return of 1.29%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

U.S. Government                33.1%

U.S. Government Agency         20.8%

Commercial Paper               18.3%

Corporate Bonds                15.6%

Asset-Backed Securities         9.6%

Foreign Government Bonds        2.2%

Common Stocks                   0.4%

The Fund's portfolio composition and top holdings represent all share classes.


[GRAPHIC OMITTED: TOP 10 HOLDINGS BY SECURITY % OF PORTFOLIO]

                                                             % of
Top 10 Holdings                   Security                 Portfolio
--------------------------------------------------------------------
U.S. Treasury Notes (Nov. 2004)   U.S. Government            22.0%

U.S. Treasury Notes (Aug. 2004)   U.S. Government             5.5%

U.S. Treasury Notes (Nov. 2002)   U.S. Government             5.5%

Federal National Mortgage
Association (May 2004)            U.S. Government Agency      2.7%

Mexican United States             Foreign Government          1.5%

Raytheon Co.                      Corporate                   1.4%

Norwest Financial, Inc.           Corporate                   1.4%

Vornado Finance, LLC              Asset-Backed                1.4%

Everest Reinsurance Holdings      Corporate                   1.4%

Dynegy, Inc.                      Corporate                   1.4%

These holdings represent 44.2% of the the total investment portfolio.


A Unique Phenomenon

During the reporting period, the market for short- and intermediate-term securities continued to be adversely affected by a phenomenon known as the "inverted yield curve." Under most market conditions, yields rise as maturities lengthen. When the yield curve is inverted, however, short-term yields generally exceed long-term yields. Because yields are inversely related to price, this trend generally hurt the performance of shorter-maturity bonds during the reporting period. As these events unfolded, we trimmed the Fund's weighted average maturity somewhat during the period, providing the Fund with added cushion.

The inverted yield curve was the result of both steadily tightening monetary policy, as well as a campaign by the U.S. Treasury to begin buying back its longer-dated debt. Both of these policies resulted in higher short-term bond yields relative to long-term bond yields. By the period's close, five-year Treasury yields had increased 0.60%, while two-year Treasury yields had risen approximately 0.90%.

As the Federal Reserve gradually raised the targeted federal funds rate, market participants began seeking out higher-quality assets. In light of these circumstances, we trimmed our positions in securities commanding risk premiums over Treasuries, such as corporate and mortgage-backed bonds. At the period's close, however, we remained modestly heavy in these risk assets relative to our peer group, which somewhat dampened performance.

More Federal Reserve Tightening Possible

Going forward, we expect the Federal Reserve to raise targeted interest rates further in its continuing effort to head off inflation. When the current tightening cycle comes to a close, however, we expect short-term interest rates to decrease at a greater rate than long-term rates, which could provide a price boost to many of the Fund's shorter-term holdings. Because we believe the Fund's overall strategy is sound, we don't anticipate any major changes in portfolio structure during this time.

Over the coming months, the bond markets could experience continuing volatility as market participants wait for a clear direction on future monetary policy. If the Federal Reserve eventually proves successful in its goal of slowing economic growth and curtailing the threat of inflation, short- and intermediate-term bonds should have the right conditions in which to flourish, which would subsequently reward investors in the Fund.

LB Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          10/29/99

Shareholder
Accounts:                   882

Total Net Assets
(in millions):            $27.3



[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa                           60.1%

Aa                             3.3%

A                             10.0%

Baa                           17.7%

Ba                             2.1%

B                              6.8%

Caa                            0.0%

Ca                             0.0%

C                              0.0%

D                              0.0%

Non Rated                      0.0%


INSET BOX READS:


LB Limited Maturity Fund
Annualized Total Returns*
-----------------------------------------------------------
                                                    Since
                                                  Inception
Class A shares                                    10/29/99
Net Asset Value                                     1.05%

                                                    Since
                                                  Inception
Class B shares                                    10/29/99
If Held (NAV)                                       1.05%

Institutional shares
Net Asset Value                                     1.16%

*See accompanying notes to Portfolio Management Reviews.

The Limited Maturity Bond Fund was introduced on October 29, 1999. Given its brief performance history, the growth of a $10,000 investment in the Portfolio is not illustrated in this report.


LB Money Market Fund

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, assistant vice president of Lutheran Brotherhood
Research Corp., is portfolio manager of the LB Money Market Fund. She has managed the Fund since January 1994 and has been with Lutheran Brotherhood since 1969.


Money market yields rose sharply during the six months ended April 30, 2000, pushed higher by the effects of three Federal Reserve hikes in the targeted Federal Funds rate. During this time, the Lutheran Brotherhood Money Market Fund generated a total return of 2.50%. The average total return of money market funds tracked by Lipper, Inc. during this time was 2.54%.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Commercial Paper               81.1%

Certificates of Deposit         7.8%

Medium-Term Notes               4.6%

Variable Rate Notes             2.8%

U.S. Government Agency          2.6%

Bank Notes                      1.1%

The Fund's portfolio composition and top holdings represent all share classes.


Y2K Fears Drive Money Markets Early

When the period began, the focus of most market participants was centered on the much-feared Year 2000 ("Y2K") computer bug. As a cautionary measure, we enhanced liquidity by increasing the Fund's weighting in shorter-dated securities; in December alone, the Fund's weighted average maturity decreased from 56 to 53 days. On a national level, the Federal Reserve attempted to stem mounting liquidity concerns by pumping significant amounts of money into the U.S. financial system during the weeks leading up to the new year.

When Y2K problems failed to materialize, an enormous supply of cash left issuers free to lend reserves without raising short-term interest rates. Consequently, the Fund's yield stayed near the five-percent level from January through early March. Because there was little advantage to extending maturities in such an environment, we continued to keep the Fund's duration short.

By mid-March, however, the effects of two 0.25% increases in the overnight federal funds rate (the third increase came in late March) were being felt in the U.S. money markets, and yields again began to climb. As yields rose, we implemented a modified barbell strategy, which emphasized purchasing shorter-term investments for liquidity purposes, while also maintaining sizable holdings of longer-dated securities to provide added yield.

Federal Reserve Tightening Likely

Economic data continues to underscore the tremendous strength of the U.S. economy. Consequently, the coming months will likely bring more Federal Reserve rate increases and a further backup in money market yields. We expect this pattern to continue through the early summer, at the very least. Ultimately, both the cost and availability of labor will be key factors in driving the Federal Reserve's monetary policy.



[GRAPHIC OMITTED: TOP 10 HOLDINGS BY CREDITOR % OF PORTFOLIO]

Top 10 Holdings                                              % of
by Creditor                                                Portfolio
--------------------------------------------------------------------
Associates Corp. of North America                            4.9%

Union Bank of Switzerland                                    4.9%

American General Corp.                                       4.9%

Gillette Co.                                                 4.9%

Great Lakes Chemical Corp.                                   4.9%

Koch Industries, Inc.                                        4.9%

CXC, Inc.                                                    4.8%

Triple-A One Funding Corp.                                   4.8%

Chevron Corp.                                                4.2%

American Family Mutual Insurance Co.                         3.7%

These holdings represent 46.9% of the total investment portfolio.


During this time, we will continue with a balanced approach of holding shorter-dated securities to ensure liquidity while, simultaneously, leveraging the yield opportunities offered by longer-term issues whenever possible. As always, we believe that attractive yields, flexibility and our emphasis on issues of the highest credit quality remain compelling reasons to invest in the Fund.

LB Money Market Fund seeks current income with stability of principal by investing in high-quality, short-term debt securities.*****

[GRAPHIC OMITTED: FUND FACTS]

Fund Facts

Inception Date:          2/1/79

Shareholder
Accounts:                64,285

Total Net Assets
(in millions):           $644.4


[GRAPHIC OMITTED: PERFORMANCE AS OF 10/31/99]

Performance as of April 30, 2000

LB Money Market Fund
Annualized Total Returns*                        Seven-Day Yields ******
------------------------------------------------------------------------
Class A shares         1-Year    5-Year    10-Year  Effective  Annualized
Net Asset Value        4.70%     4.70%      4.38%    5.33%       5.20%
                                Since
                              Inception
Class B shares         1-Year  10/31/97
If Held (NAV)          4.70%    4.65%              5.33%         5.20%

Institutional shares
If Held (NAV)          5.03%    4.95%              5.73%         5.58%

Footnotes

* Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Since performance varies, annualized total returns, which assume a steady rate of growth, differ from the Fund's actual total return for the years indicated. Class A POP (public offering price) returns have been adjusted for the maximum 4% sales charge. NAV (net asset value) returns do not include sales charges. Class B maximum CDSC returns have been adjusted for the maximum 5% contingent deferred sales charge. NAV (net asset value) returns do not include sales charges. Except for the LB Limited Maturity Bond Fund and LB Money Market Fund, there is an asset based sales charge of 0.75% annually for Class B shares. Institutional (no-load) shares, which are available to qualifying Lutheran institutions, Lutheran church organizations, and certain other institutional investors, do not impose a sales charge. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

        Each fund, except the LB Opportunity Growth Fund and LB World Growth Fund is subject to a partial voluntary waiver of advisory fees by the funds' investment advisor, which has the effect of improving the funds' performances. The waiver of fees may be discontinued at any time.

** International investing has special risks, including currency fluctuation and political volatility.

*** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** Investors may be subject to state taxes and federal alternative minimum tax.

***** An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

****** Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a prospectus of the Lutheran Brotherhood Family of Funds.

AssetMatchSM -- A program for personalized investment strategies

Your financial goals are as unique as you are. And because of this, it's essential to design investment strategies that are specific to your individual circumstances.

Whether you're developing a new strategy or revisiting an existing one, proper planning is key.

--------------------------------------------------------------------
That's where Lutheran Brotherhood's AssetMatch program comes in.
--------------------------------------------------------------------

Your LBSC registered representative is trained in portfolio strategy and guides you through the program:

* Collecting information on your investment profile
* Exploring various asset mixes and their historical risk and return characteristics
* Identifying an optimal mix of investments for your circumstances

You can rely on the knowledge and experience of your LBSC registered representative. He or she can provide solid footing for your personalized investment strategy.

Based on Proven Principles

AssetMatch is based on the same proven principles that have guided successful investors for decades: diversification and asset allocation.

Diversification is the spreading of risk by including a variety of securities (e.g., small-cap stocks, international stocks, high-yield bonds, etc.) in your portfolio.

Why Asset Allocation?

Asset allocation is the process of choosing how much to invest among different asset classes (e.g., stocks, bonds and money market instruments). Studies have shown that portfolio performance depends largely on how you allocate your assets.

According to a study titled "Determinants of Portfolio Performance II: An Update" by Gary Brinson,* 92% of an investment portfolio's performance is due to asset-class selection, while individual security selection and timing of purchase account for only about 6%.

With such a large part of performance hinging on asset-class selection, it's critical to have help from your LBSC registered representative, who is trained in asset allocation strategies.

Jumpstart Your Strategy

The first step in the AssetMatch
program is to assess your needs. Completing an AssetMatch questionnaire helps your LBSC registered representative gauge the following:

* Your risk tolerance
* Your investment preferences
* Your time horizon
* Your liquidity needs

The questionnaire is short, yet comprehensive, and you can complete it on your own or with the help of your LBSC registered representative.

Once completed, forward your confidential questionnaire to your LBSC registered representative for analysis. He or she enters your answers into the AssetMatch computer program and determines an optimal mix for your situation. Your LBSC registered representative can then review your AssetMatch results and discuss whether further analysis or adjustments to your strategy are necessary.

[GRAPHIC OMMITED: ASSETMATCH QUESTIONNAIRE]

--------------------------------------------------------------------------
Get started today
To obtain an AssetMatch questionnaire, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.
--------------------------------------------------------------------------

* Source: Financial Analysts Journal, May/June 1991. Copyright 1991. Association for Investment Management & Research, Charlottesville, Virginia. All rights reserved.

This page does not constitute part of the report.



Lutheran Brotherhood Retirement Planner --
A program to help you meet your retirement goals

The Lutheran Brotherhood Retirement Planner just may be the easiest way yet to assess your current retirement situation. This easy-to-use, interactive software allows you to learn more about your personal financial picture and how certain factors can influence your retirement savings. After all, how you spend your retirement years depends a lot on the plans you make today.

Effective retirement planning requires asking the right questions:

* How much will I need to retire?

* How much can I expect from my current retirement plan?

* What about Social Security?

* Where will my retirement income come from?

* How do investment performance, inflation and other factors affect my future retirement income?

The LB Retirement Planner* can help you take the first step toward answering these questions. You provide the personal financial data -- the program does the rest. It analyzes the data and provides you with a better idea of how close you are to reaching your retirement goals. You can also explore how changing certain variables affects your retirement savings. You'll find that even minor changes can make a big difference!

--------------------------------------------------------------------------
Start planning today
To obtain the "LB Retirement Planner" tax calculation program, call your LBSC registered representative, or call our customer service associates at 1-800-990-6290.
--------------------------------------------------------------------------

[GRAPHIC OMITTED: RETIREMENT PLANNER]


*Requires a computer running MS-DOS (version 5.0 or later), Microsoft(registered trademark) Windows(registered trademark) (version 3.1 or later), or Microsoft Windows 95(registered trademark). Microsoft Windows and Microsoft Windows 95 are registered trademarks of Microsoft
 Corporation.

This page does not constitute part of the report.



"What-If" Tax Program -- Keep more of your hard-earned money

Want to lower your taxes?

There's a good chance we can help you do just that!

Strategies to help you keep more of your hard-earned money

As a taxpayer, you know all too well how taxes can affect your take-home pay and year-end financial status. And whether you're still working or in retirement, you're probably looking for ways to reduce your tax liability and keep more of your income.

Wouldn't it be nice to lower your tax liability -- now and in the future?

You probably answered that question with a resounding "Yes." And that's exactly why Lutheran Brotherhood created the "What-if" tax calculation program. Your LBSC registered representative can walk you through the program and help you answer questions such as:

Are you paying tax on interest income that you are not currently using?

Are you paying income tax on any of your Social Security benefits?

Would your family be able to maintain the same standard of living if you died?

Would a change in filing status lower your taxes?

Identifying potential solutions

With the guidance of your LBSC registered representative, the "What-if" tax calculation program can help you understand how changes in your financial situation might impact you and your family's well being.

[GRAPHIC OMITTED: "WHAT-IF" TAX CALCULATION PROGRAM]

The program is especially beneficial if you recently experienced a major life change such as marriage, death of a spouse, new additions to your family or retirement.

Together, you and your LBSC registered representative examine potential solutions that make sense based on your goals. After completing the "What-if" program, strategies for reducing your tax liability may arise.

Please note that neither Lutheran Brotherhood nor any of its representatives give legal or tax advice. Consult with your tax advisor regarding your individual circumstances.

What makes "What-if" unique?

* It provides strategies based on real numbers from your previous year's tax forms.

* It allows your LBSC registered representative to provide a side-by-side visual comparison of the impact of financial changes.

* It allows you to change variables and identify potential solutions immediately.

* It provides you with customized printouts of Form 1040 and corresponding tax schedules.

Four reasons to request a "What-if" tax analysis today:

1. It costs you nothing to find out more.

Uncovering potential tax strategies is a complimentary service offered by your LBSC registered representative.

2. It's a painless process.

There's no extra effort on your part. By using your previous years' tax forms, your LBSC registered representative can help eliminate the guesswork and cover appropriate strategies.

3. You're better positioned to lower your taxes.

Working through this program, you're likely to keep more of your hard-earned dollars.

4. It helps you take control of your financial picture.

A few minor changes today could mean major advantages in your future.

--------------------------------------------------------------------------
Discover potential tax savings today
Call your LBSC registered representative for a complimentary "What-if" tax calculation overview.
--------------------------------------------------------------------------

This page does not constitute part of the report.




LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Portfolio of Investments
April 30, 2000
(unaudited)

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 90.3%(a)
               Aerospace & Defense - 0.3%
       26,100  Triumph Group, Inc.                                       $    701,407(b)
                                                                         ------------

               Airlines - 0.1%
        7,100  SkyWest, Inc.                                                  299,088
                                                                         ------------

               Automotive - 0.5%
       42,300  Gentex Corp.                                                 1,364,175(b)
                                                                         ------------

               Banks - 0.5%
       53,200  Community First Bank Shares, Inc.                              897,750
        5,800  Investors Financial Services Corp.                             473,425
                                                                         ------------
                                                                            1,371,175
                                                                         ------------

               Biotechnology - 2.5%
        8,400  Alexion Pharmaceuticals, Inc.                                  374,850(b)
        5,400  Allos Therapeutics, Inc.                                        58,050(b)
       40,000  Biomatrix, Inc.                                                762,500(b)
       15,500  Genset SA, ADR                                                 441,750(b)
       23,300  Genzyme Transgenics Corp.                                      385,906(b)
        4,800  IDEC Pharmaceuticals Corp.                                     307,200(b)
        4,750  Intermune Pharmaceuticals, Inc.                                 81,938(b)
       35,300  NPS Pharmaceuticals, Inc.                                      458,900(b)
        5,300  Protein Design Labs, Inc.                                      537,950(b)
       28,300  SangStat Medical Corp.                                         813,625(b)
       23,800  SuperGen, Inc.                                                 788,375(b)
       17,100  Techne Corp.                                                 1,216,238(b)
       10,400  Ventana Medical Systems, Inc.                                  293,150(b)
       18,600  Vical, Inc.                                                    334,800(b)
                                                                         ------------
                                                                            6,855,232
                                                                         ------------

               Broadcasting - 1.4%
       13,900  Citadel Communications Corp.                                   542,969(b)
       17,700  Cox Radio, Inc., Class A                                     1,283,250
       35,000  Emmis Communications Corp., Class A                          1,487,500
        3,100  Pegasus Communications Corp.                                   338,288(b)
        5,400  Radio One, Inc.                                                313,200(b)
                                                                         ------------
                                                                            3,965,207
                                                                         ------------

               Chemicals - 0.5%
       34,400  ATMI, Inc.                                                   1,324,400(b)
                                                                         ------------

               Communications Equipment - 4.6%
        5,900  American Tower Corp., Class A                                  274,350(b)
       40,000  Andrew Corp.                                                 1,177,500(b)
       37,400  Cable Design Technologies Corp.                              1,280,950(b)
       17,300  Carrier Access Corp.                                           754,713(b)
       11,800  C-Cube Microsystems, Inc.                                      758,150(b)
       29,500  CommScope, Inc.                                              1,401,250(b)
        7,800  Comverse Technology, Inc.                                      695,663
        3,400  Gilat Satellite Networks, Ltd.                                 291,975(b)
        9,600  Harmonic, Inc.                                                 708,600(b)
       22,700  Inter-Tel, Inc.                                                459,675
       24,500  Level 3 Communications Holdings Corp.                        1,304,625(b)
        9,500  Natural Microsystems Corp.                                     618,688(b)
       18,900  Netro Corp.                                                    815,063(b)
       18,200  Polycom, Inc.                                                1,440,075(b)
       10,700  Proxim, Inc.                                                   823,231(b)
                                                                         ------------
                                                                           12,804,508
                                                                         ------------

               Computers - Hardware - 1.3%
        9,700  Emulex Corp.                                                   440,138(b)
        9,100  Extreme Networks, Inc.                                         524,388(b)
       22,200  MMC Networks, Inc.                                             588,300(b)
       26,100  National Instruments Corp.                                   1,272,375(b)
       17,000  Netopia, Inc.                                                  709,750(b)
                                                                         ------------
                                                                            3,534,951
                                                                         ------------

               Computers - Networking - 0.6%
       33,300  Apex, Inc.                                                     984,431(b)
        6,630  Nortel Networks Corp.                                          750,848
                                                                         ------------
                                                                            1,735,279
                                                                         ------------

               Computers - Peripherals - 0.9%
       34,500  Advanced Digital Information Corp.                             847,406
       30,400  Cybex Computer Products Corp.                                  832,200
        8,400  MICROS Systems, Inc.                                           338,100(b)
        8,750  M-Systems Flash Disk Pioneers, Ltd.                            577,500(b)
                                                                         ------------
                                                                            2,595,206
                                                                         ------------

               Computers - Software & Services - 15.2%
       18,200  Actuate Corp.                                                  544,863
       29,600  Advent Software, Inc.                                        1,554,000
        2,562  Akami Technologies, Inc.                                       253,269(b)
       25,700  American Management Systems, Inc.                              950,900(b)
        6,800  Ariba, Inc.                                                    504,475
        5,800  Art Technology Group, Inc.                                     352,350
       28,700  Aspect Development, Inc.                                     1,983,888(b)
        8,700  Aspen Technology, Inc.                                         307,763(b)
       20,900  Aware, Inc.                                                    815,100(b)
       35,400  BindView Development Corp.                                     285,413
       42,300  Broadbase Software, Inc.                                       668,869
       21,200  BroadVision, Inc.                                              931,475
       10,900  Business Objects S.A., ADR                                   1,066,838
        1,800  Citrix Systems, Inc.                                           109,913
       25,800  Cognizant Technology Solutions Corp., Class A                1,183,575
       24,000  Cognos, Inc.                                                   900,000(b)
        6,900  Concentric Network Corp.                                       300,150(b)
       21,000  Concord Communications, Inc.                                   588,000(b)
       11,400  CoStar Group, Inc.                                             273,422(b)
       19,300  Dendrite International, Inc.                                   441,488(b)
        5,400  Digex, Inc.                                                    421,200(b)
       24,500  Documentum, Inc.                                             1,445,500(b)
       30,100  Exchange Applications, Inc.                                    366,844
        2,600  Exodus Communications, Inc.                                    229,938
       23,400  First Consulting Group, Inc.                                   210,600(b)
       19,200  Great Plains Software, Inc.                                    812,400(b)
       37,900  Harbinger Corp.                                                715,363(b)
       29,300  Henry (Jack) & Associates, Inc.                              1,157,350
       27,535  Hyperion Solutions Corp.                                       835,085(b)
       29,300  iGate Capital Corp.                                            879,000(b)
       13,300  InfoCure Corp.                                                 121,363(b)
       28,050  Informix Corp.                                                 308,550(b)
       22,400  Internet Pictures Corp.                                        352,800(b)
       33,500  IntraNet Solutions, Inc.                                       745,375(b)
        6,600  ISS Group, Inc.                                                596,888(b)
        7,100  Kronos, Inc.                                                   228,088(b)
        4,900  Macromedia, Inc.                                               426,300(b)
       19,300  Marimba, Inc.                                                  382,381(b)
        9,400  Mercator Software, Inc.                                        346,038(b)
       19,300  Mercury Interactive Corp.                                    1,737,000
       20,000  Micromuse, Inc.                                              1,962,500
        3,400  NVIDIA Corp.                                                   303,025(b)
       33,600  ONYX Software Corp.                                            716,100(b)
       17,800  Peregrine Systems, Inc.                                        428,313
       13,400  Pharmacopeia, Inc.                                             551,075(b)
        4,600  Primus Knowledge Solutions, Inc.                               171,063(b)
       16,800  Project Software & Development, Inc.                           512,400
       34,500  QRS Corp.                                                    1,138,500(b)
       20,400  Radiant Systems, Inc.                                          379,950
       20,100  RadiSyst Corp.                                                 831,638(b)
        4,400  Rational Software Corp.                                        374,550(b)
       20,600  Remedy Corp.                                                 1,094,375(b)
       40,800  RSA Security, Inc.                                           2,394,450(b)
        5,400  Symantec Corp.                                                 337,163(b)
       21,000  Tanning Technology Corp.                                       385,875(b)
        2,900  VeriSign, Inc.                                                 404,188
        2,250  Veritas Software Corp.                                         241,348
       30,500  Verity, Inc.                                                   989,344
       27,000  Visual Networks, Inc.                                        1,053,000(b)
       21,900  WebTrends Corp.                                                718,594
       15,048  Wind River Systems, Inc.                                       642,362(b)
                                                                         ------------
                                                                           41,963,627
                                                                         ------------

               Consumer Finance - 0.2%
       17,800  Metris Companies, Inc.                                         667,500
                                                                         ------------

               Distributors - Food & Health - 0.8%
       15,200  Allscripts, Inc.                                               471,200(b)
       31,650  Priority Healthcare Corp., Class B                           1,752,619(b)
                                                                         ------------
                                                                            2,223,819
                                                                         ------------

               Electrical Equipment - 5.3%
       24,200  Act Manufacturing, Inc.                                        880,275(b)
       25,800  Advanced Energy Industries, Inc.                             1,780,200(b)
       18,200  Amphenol Corp., Class A                                      1,160,250(b)
        3,950  Anaren Microwave, Inc.                                         410,800(b)
        9,000  Artesyn Technologies, Inc.                                     218,250(b)
       26,000  Benchmark Electronics, Inc.                                  1,044,875(b)
       15,400  Black Box Corp.                                              1,184,838(b)
       23,600  C-Cor Electronics                                              923,350(b)
       23,000  Cohu, Inc.                                                     875,438
       14,098  Flextronics International, Ltd.                                990,385
       16,500  KEMET Corp.                                                  1,229,250(b)
       16,700  Plexus Corp.                                                 1,279,638(b)
        8,400  Power-One, Inc.                                                573,300(b)
       11,400  Three-Five Systems, Inc.                                       991,800(b)
       24,300  Zomax Optical Media, Inc.                                    1,149,694(b)
                                                                         ------------
                                                                           14,692,343
                                                                         ------------

               Electronics - 13.9%
       33,600  Actel Corp.                                                  1,236,900(b)
        8,200  Aeroflex, Inc.                                                 305,450(b)
       23,400  Alpha Industries, Inc.                                       1,216,800
       19,500  American Xtal Technology, Inc.                                 475,617(b)
        5,600  Anadigics, Inc.                                                421,400(b)
       14,100  Applied Micro Circuits Corp.                                 1,817,138
       22,700  AstroPower, Inc.                                               463,931(b)
        9,200  Aurora Biosciences Corp.                                       333,500(b)
       21,825  Burr-Brown Corp.                                             1,486,828
        7,800  Coherent, Inc.                                                 450,938(b)
        4,400  Credence Systems Corp.                                         628,100(b)
        6,200  Cree, Inc.                                                     902,100(b)
       45,400  Cytyc Corp.                                                  2,031,650
       27,200  Dallas Semiconductor Corp.                                   1,167,900
       13,000  Elantec Semiconductor, Inc.                                    526,500(b)
        9,500  EXAR Corp.                                                     761,633(b)
        7,300  Fairchild Semiconductor International Corp., Class A           346,750(b)
       14,800  GlobeSpan, Inc.                                              1,406,000
       17,200  JDS Uniphase Corp.                                           1,783,425
       15,600  Kopin Corp.                                                  1,208,025
       20,400  Lattice Semiconductor Corp.                                  1,374,450(b)
       12,100  LTX Corp.                                                      553,575(b)
        7,200  Meade Instruments Corp.                                        526,500(b)
       32,600  Mercury Computer Systems, Inc.                               1,253,063
       11,500  Micrel, Inc.                                                   994,750(b)
       19,950  Microchip Technology, Inc.                                   1,238,147
        7,500  MKS Instruments, Inc.                                          352,500(b)
        9,600  Molecular Devices Corp.                                        412,650(b)
       19,100  Pericom Semiconductor Corp.                                    839,206(b)
       20,100  Photon Dynamics, Inc.                                        1,487,400(b)
        4,400  PMC-Sierra, Inc.                                               844,250
       12,900  QLogic Corp.                                                 1,294,031
       25,800  REMEC, Inc.                                                    978,788(b)
       53,800  S3, Inc.                                                       756,563(b)
       13,100  Semtech Corp.                                                  893,256(b)
        8,000  Silicon Storage Technology, Inc.                               780,000(b)
       25,400  Therma-Wave, Inc.                                              698,500(b)
       23,400  Tollgrade Communications, Inc.                               1,544,400(b)
       13,750  TranSwitch Corp.                                             1,210,859
        7,100  TriQuint Semiconductor, Inc.                                   729,969
       11,100  Varian, Inc.                                                   403,763(b)
        7,100  Zoran Corp.                                                    354,556(b)
                                                                         ------------
                                                                           38,491,761
                                                                         ------------

               Engineering & Construction - 1.2%
       30,250  Dycom Industries, Inc.                                       1,573,000
       38,550  Quanta Services, Inc.                                        1,790,166
                                                                         ------------
                                                                            3,363,166
                                                                         ------------

               Entertainment - 0.1%
        6,350  SFX Entertainment, Inc., Class A                               264,319(b)
                                                                         ------------

               Equipment - Semiconductors - 3.0%
        6,749  Applied Materials, Inc.                                        687,133
       14,000  Applied Science & Technology                                   380,625(b)
       15,300  Asyst Technologies, Inc.                                       818,550
       28,700  Cymer, Inc.                                                  1,121,094(b)
        6,800  Helix Technology Corp.                                         347,225
       16,300  Kulicke & Soffa Industries, Inc.                             1,276,494(b)
       40,900  Photronic, Inc.                                              1,362,481(b)
       13,300  PRI Automation, Inc.                                         1,062,338(b)
       10,700  Varian Semiconductor Equipment, Inc.                           719,575(b)
        8,900  Veeco Instruments, Inc.                                        552,913(b)
                                                                         ------------
                                                                            8,328,428
                                                                         ------------

               Financial - Diversified - 0.5%
       22,700  Pinnacle Holdings, Inc.                                      1,275,456(b)
                                                                         ------------

               Food & Beverage - 0.3%
       32,100  Hain Food Group, Inc.                                          860,681(b)
                                                                         ------------

               Freight & Shipping - 2.4%
       11,200  Atlas Air, Inc.                                                391,300(b)
       27,600  C.H. Robinson Worldwide, Inc.                                1,380,000
       29,000  EGL, Inc.                                                      665,188(b)
       21,600  Expeditors International of Washington, Inc.                   923,400
       55,300  Forward Air Corp.                                            1,900,938(b)
       41,000  Iron Mountain, Inc.                                          1,435,000(b)
                                                                         ------------
                                                                            6,695,826
                                                                         ------------

               Health Care - Drugs & Pharmaceuticals - 3.3%
       36,900  Accredo Health, Inc.                                         1,037,813(b)
       12,900  Celgene Corp.                                                  607,106(b)
       20,900  Cubist Pharmaceuticals, Inc.                                   671,413(b)
        2,900  Emisphere Technologies, Inc.                                   119,036(b)
       20,475  Jones Pharma, Inc.                                             589,936
       25,473  King Pharmaceuticals, Inc.                                   1,257,729(b)
       14,900  K-V Pharmaceutical Co., Class A                                376,225(b)
       24,800  Medicis Pharmaceutical Corp., Class A                        1,085,000(b)
       24,801  Shire Pharmaceuticals Group, ADR                               998,240(b)
       41,700  Titan Pharmaceuticals, Inc.                                  1,334,400(b)
        2,300  United Therapeutics Corp.                                      129,950(b)
       17,100  Watson Pharmaceuticals, Inc.                                   768,431(b)
                                                                         ------------
                                                                            8,975,279
                                                                         ------------

               Health Care - Medical Products & Supplies - 2.5%
       31,950  Aradigm Corp.                                                  513,197(b)
       15,300  AthroCare Corp.                                              1,558,688(b)
       37,300  DENTSPLY International, Inc.                                 1,084,031
       33,400  Novoste Corp.                                                1,369,400(b)
       40,600  ResMed, Inc.                                                 1,380,400
       20,400  Zoll Medical Corp.                                             901,425(b)
                                                                         ------------
                                                                            6,807,141
                                                                         ------------

               Health Care Management - 1.4%
       66,200  Lifepoint Hospitals, Inc.                                    1,133,675(b)
        8,500  Province Healthcare Co.                                        245,438(b)
       32,700  Trigon Healthcare, Inc.                                      1,175,156(b)
       23,200  Universal Health Services, Inc., Class B                     1,270,200(b)
                                                                         ------------
                                                                            3,824,469
                                                                         ------------

               Health Care Services - 1.8%
       55,700  Advance Paradigm, Inc.                                         696,250
       19,900  Albany Molecular Research, Inc.                                873,113(b)
       42,600  Hooper Holmes, Inc.                                            740,175
       10,300  IMPATH, Inc.                                                   473,800(b)
       14,100  MAXIMUS, Inc.                                                  332,231(b)
       43,300  Pharmaceutical Product Development, Inc.                       727,981(b)
       20,800  Quest Diagnostics, Inc.                                      1,210,300(b)
                                                                         ------------
                                                                            5,053,850
                                                                         ------------

               Housewares & Household Products - 0.1%
        6,900  Salton, Inc.                                                   296,269(b)
                                                                         ------------

               Investment Banking & Brokerage - 0.3%
       34,700  Waddell & Reed Financial, Inc., Class A                        923,888
                                                                         ------------

               Investment Management - 0.5%
       33,200  Affiliated Managers Group, Inc.                              1,332,150(b)
                                                                         ------------

               Leisure Products - 0.1%
       10,300  JAKKS Pacific, Inc.                                            189,263(b)
                                                                         ------------

               Manufacturing - 1.0%
       24,400  Cognex Corp.                                                 1,387,750(b)
        6,200  CTS Corp.                                                      390,988
       30,500  Insituform Technologies, Inc., Class A                       1,023,656(b)
                                                                         ------------
                                                                            2,802,394
                                                                         ------------

               Office Equipment & Supplies - 0.2%
       11,600  Optimal Robitics Corp.                                         493,000(b)
                                                                         ------------

               Oil & Gas - 4.7%
       41,200  Barrett Resources Corp.                                      1,308,100(b)
       22,700  BJ Services Co.                                              1,594,675(b)
       28,900  Cal Dive International, Inc.                                 1,437,775(b)
       14,600  Core Laboratories N.V. (USD)                                   414,275(b)
       19,700  Diamond Offshore Drilling, Inc.                                794,156
       11,200  Louis Dreyfus Natural Gas Corp.                                313,600(b)
       34,500  Marine Drilling Companies, Inc.                                897,000(b)
       42,800  Newfield Exploration Co.                                     1,738,750(b)
       23,900  Noble Affiliates, Inc.                                         861,894
       51,900  Oceaneering International, Inc.                                895,275(b)
       11,900  Patterson Energy, Inc.                                         336,175(b)
       36,000  Precision Drilling Corp.                                     1,152,000(b)
       31,700  UTI Energy Corp.                                             1,101,575(b)
                                                                         ------------
                                                                           12,845,250
                                                                         ------------

               Photography & Imaging - 1.8%
       42,800  Imax Corp.                                                     984,400(b)
       35,600  In Focus Systems, Inc.                                       1,065,775(b)
       47,400  Pinnacle Systems, Inc.                                       1,137,600
       31,500  Zebra Technologies Corp.                                     1,795,500(b)
                                                                         ------------
                                                                            4,983,275
                                                                         ------------

               Restaurants - 1.7%
       40,700  Applebee's International, Inc.                               1,483,006
       42,700  Jack in the Box, Inc.                                        1,046,150(b)
       29,500  Outback Steakhouse, Inc.                                       966,125(b)
       35,700  PR Chang's China Bistro, Inc.                                1,249,500(b)
                                                                         ------------
                                                                            4,744,781
                                                                         ------------

               Retail - 2.6%
        8,700  CDW Computer Centers, Inc.                                     904,800(b)
       11,800  Cost Plus, Inc.                                                360,638(b)
       13,800  Insight Enterprise, Inc.                                       577,013(b)
       32,550  Kenneth Cole Productions, Inc., Class A                      1,330,481
       13,100  Linens 'N Things, Inc.                                         404,463(b)
       47,800  Men's Wearhouse, Inc.                                        1,024,713(b)
       23,225  Pacific Sunwear of California                                  791,102(b)
        5,600  PolyMedica Corp.                                               300,650(b)
        9,700  Too, Inc.                                                      290,394(b)
       23,300  Tweeter Home Entertainment Group, Inc.                         859,188
       11,600  Ultimate Electronics, Inc.                                     343,650(b)
                                                                         ------------
                                                                            7,187,092
                                                                         ------------

               Retail - Food & Drug - 0.4%
       16,400  Whole Foods Market, Inc.                                       698,025(b)
       19,800  Wild Oats Markets, Inc.                                        262,350
                                                                         ------------
                                                                              960,375
                                                                         ------------

               Services - 1.0%
       21,400  Manpower, Inc.                                                 755,688
       63,000  Modis Professional Services, Inc.                              476,438(b)
        5,600  On Assignment, Inc.                                            175,700(b)
       30,700  Professional Staff plc, ADR                                    153,500(b)
       54,375  Tetra Tech, Inc.                                             1,281,211(b)
                                                                         ------------
                                                                            2,842,537
                                                                         ------------

               Services - Cyclical - 5.2%
       43,100  Acxiom Corp.                                                 1,163,700(b)
       44,760  Apollo Group, Inc., Class A                                  1,298,040(b)
        6,400  Bright Horizons Family Solutions, Inc.                         115,200(b)
        3,500  Catalina Marketing Corp.                                       354,375(b)
       92,800  Copart, Inc.                                                 1,600,800(b)
       24,200  Corporate Executive Board Co.                                1,421,750(b)
       10,000  Diamond Technology Partners, Inc.                              791,250(b)
        9,700  Forrester Research, Inc.                                       439,531(b)
       24,200  F.Y.I., Inc.                                                   648,863(b)
       12,500  Getty Images, Inc.                                             379,688(b)
       19,800  Learning Tree International, Inc.                              949,163(b)
       26,600  Macrovision Corp.                                            1,300,075
        9,700  MemberWorks, Inc.                                              313,280(b)
       30,100  META Group, Inc.                                               677,250(b)
       20,800  MIPS Technologies, Inc.                                        600,600(b)
       18,800  Pegasus Communications Corp., Class A                          333,700
       18,500  Pre-Paid Legal Services, Inc.                                  592,000(b)
       20,200  Profit Recovery Group International, Inc.                      354,763(b)
       18,000  TeleTech Holdings, Inc.                                        587,250(b)
       29,900  Xceed, Inc.                                                    411,125(b)
                                                                         ------------
                                                                           14,332,403
                                                                         ------------

               Services - Technology - 2.6%
       17,200  Bisys Group, Inc.                                            1,076,075(b)
       35,600  FactSet Research Systems, Inc.                               1,023,500
       26,100  Investment Technology Group                                    978,750(b)
        8,635  MarchFirst, Inc.                                               184,033(b)
       21,900  MedQuist, Inc.                                                 776,081(b)
       43,460  National Computer Systems, Inc.                              2,235,474
       28,525  NOVA Corp.                                                     902,103(b)
                                                                         ------------
                                                                            7,176,016
                                                                         ------------

               Steel - 0.2%
       20,200  Maverick Tube Corp.                                            575,700(b)
                                                                         ------------

               Telephone & Telecommunications - 2.5%
       21,400  CapRock Communications Corp.                                   716,900(b)
       34,800  ICG Communications, Inc.                                     1,035,300(b)
       29,300  ITC DeltaCom, Inc.                                             963,238(b)
       12,600  NorthEast Optic Network, Inc.                                  705,600(b)
       11,200  Powerwave Technologies, Inc.                                 2,330,300(b)
       33,800  Primus Telecomm Group, Inc.                                  1,109,063(b)
                                                                         ------------
                                                                            6,860,401
                                                                         ------------

               Utilities - 0.3%
        6,100  Calpine Corp.                                                  558,150(b)
       11,200  SCG Holding Corp.                                              245,700(b)
                                                                         ------------
                                                                              803,850
                                                                         ------------

               Total Common Stocks (cost $227,140,342)                    249,386,937
                                                                         ------------

Principal
Amount
------------
               SHORT-TERM SECURITIES - 9.7%(a)
               Commercial Paper
    3,000,000  Aegon Funding Corp., 5.98% Due 5/2/2000                      2,999,502
    3,000,000  ExxonMobil Australia
               PTY, Ltd., 5.98% Due 5/3/2000 (USD)                          2,999,003
   10,600,000  General Electric Capital Corp., 6.03% Due 5/1/2000          10,600,000
    1,300,000  Honeywell International, Inc., 6.0% Due 5/3/2000             1,299,567
    3,000,000  Norwest Financial, Inc., 6.0% Due 5/5/2000                   2,998,000
    3,000,000  USAA Capital Corp., 6.0% Due 5/4/2000                        2,998,500
    3,000,000  Warner-Lambert Co., 5.97% Due 5/1/2000                       3,000,000
                                                                         ------------
               Total Short-Term Securities (at amortized cost)             26,894,572
                                                                         ------------
               Total Investments (cost $254,034,914)                     $ 27,281,509(c)
                                                                         ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Opportunity Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $254,034,914 and the net unrealized appreciation of investments based on that cost was $22,246,595 which is comprised of $57,406,366 aggregate gross unrealized appreciation and $35,159,771 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
   (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Portfolio of Investments
April 30, 2000
(unaudited)

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 92.8%(a)
               Airlines - 0.2%
        4,300  Delta Air Lines, Inc.                                     $    226,788
                                                                         ------------

               Automotive - 0.3%
       13,100  Gentex Corp.                                                   422,475(b)
                                                                         ------------

               Banks - 3.2%
        6,600  Associated Banc-Corp.                                          168,713
       18,950  City National Corp.                                            697,597
       11,500  Marshall & Ilsley Corp.                                        534,031
       16,600  North Fork Bancorporation, Inc.                                268,713
        9,900  Northern Trust Corp.                                           634,838
       10,300  Pacific Century Financial Corp.                                211,794
       39,600  Peoples Heritage Financial Group, Inc.                         517,275
       11,200  Roslyn Bancorp, Inc.                                           190,400
        6,400  SouthTrust Corp.                                               152,800
        5,400  State Street Corp.                                             523,125
        8,940  TCF Financial Corp.                                            208,973
       12,200  UnionBanCal Corp.                                              337,788
        5,290  Zions Bancorporation                                           219,535
                                                                         ------------
                                                                            4,665,582
                                                                         ------------

               Biotechnology - 2.1%
        1,900  Allos Therapeutics, Inc.                                        20,425(b)
        6,700  Biogen, Inc.                                                   394,044(b)
       10,100  Cephalon, Inc.                                                 568,125(b)
        4,700  Chiron Corp.                                                   212,675(b)
       13,100  Genzyme Transgenics Corp.                                      216,969(b)
        2,500  Human Genome Sciences, Inc.                                    191,406
        2,950  IDEC Pharmaceuticals Corp.                                     188,800(b)
        6,300  Immunex Corp.                                                  248,063
        2,200  Intermune Pharmaceuticals, Inc.                                 37,950(b)
        3,400  MedImmune, Inc.                                                543,788(b)
        2,800  Millennium Pharmaceuticals, Inc.                               222,250
        8,500  Vical, Inc.                                                    153,000(b)
                                                                         ------------
                                                                            2,997,495
                                                                         ------------

               Broadcasting - 2.5%
        3,300  Adelphia Communications Corp., Class A                         163,556(b)
        2,900  AMFM, Inc.                                                     192,488(b)
        2,700  Cox Radio, Inc., Class A                                       195,750
       10,400  Echostar Communications Corp., Class A                         662,350
        5,800  Hispanic Broadcasting Corp.                                    586,163(b)
        6,100  Infinity Broadcasting Corp., Class A                           207,019(b)
        4,700  Sirius Satellite Radio, Inc.                                   186,531(b)
        2,800  UnitedGlobalCom, Inc., Class A                                 148,750(b)
        7,300  Univision Communications, Inc., Class A                        797,525(b)
        9,400  USA Networks, Inc.                                             216,200
        7,000  Westwood One, Inc.                                             247,625
                                                                         ------------
                                                                            3,603,957
                                                                         ------------

               Chemicals - 0.1%
        5,800  Cytec Industries, Inc.                                         174,725(b)
                                                                         ------------

               Communications Equipment - 5.6%
       13,600  ADC Telecommunications, Inc.                                   826,200
        3,100  Advanced Fibre Communications                                  141,631(b)
       13,800  American Tower Corp., Class A                                  641,700(b)
       16,800  Cable Design Technologies Corp.                                575,400(b)
        6,000  C-Cube Microsystems, Inc.                                      385,500(b)
        4,000  CIENA Corp.                                                    494,500(b)
        4,300  CommScope, Inc.                                                204,250(b)
       12,200  Comverse Technology, Inc.                                    1,088,088
       11,250  Digital Microwave Corp.                                        415,547(b)
        5,400  Harmonic, Inc.                                                 398,588(b)
       11,900  Harris Corp.                                                   384,519
       16,300  Motient Corp.                                                  203,750(b)
        6,400  Netro Corp.                                                    276,000(b)
       29,800  Pairgain Technologies, Inc.                                    741,275(b)
        4,900  Polycom, Inc.                                                  387,713(b)
        5,300  Research in Motion, Ltd.                                       225,250(b)
        3,200  Sawtek, Inc.                                                   153,000(b)
        8,600  Scientific-Atlanta, Inc.                                       559,538
        4,000  Telaxis Communications Corp.                                   104,750(b)
                                                                         ------------
                                                                            8,207,199
                                                                         ------------

               Computers - Hardware - 1.8%
        3,400  Alteon WebSystems, Inc.                                        231,200(b)
        4,900  Copper Mountain Networks, Inc.                                 408,538(b)
        9,700  Electronics for Imaging, Inc.                                  506,825(b)
        5,700  Extreme Networks, Inc.                                         328,463(b)
        3,560  Gateway, Inc.                                                  196,690(b)
        9,100  National Instruments Corp.                                     443,625(b)
       10,800  Paradyne Networks, Inc.                                        304,425(b)
        2,000  Sun Microsystems, Inc.                                         183,875
                                                                         ------------
                                                                            2,603,641
                                                                         ------------

               Computers - Networking - 0.3%
        5,200  Network Appliance, Inc.                                        384,475
                                                                         ------------

               Computers - Peripherals - 1.0%
        3,200  CacheFlow, Inc.                                                237,600(b)
        3,200  EMC Corp.                                                      444,600(b)
        3,100  Lexmark International Group, Inc., Class A                     365,800(b)
        3,400  M-Systems Flash Disk Pioneers, Ltd.                            224,400(b)
        2,300  SanDisk Corp.                                                  210,738(b)
                                                                         ------------
                                                                            1,483,138
                                                                         ------------

               Computers - Software & Services - 10.7%
        2,000  Adobe Systems, Inc.                                            241,875
        8,200  Advent Software, Inc.                                          430,500
        4,100  Affiliated Computer Services, Inc., Class A                    135,813(b)
        3,800  Amdocs, Ltd.                                                   257,213(b)
       10,300  Aware, Inc.                                                    401,700(b)
       13,000  BEA Systems, Inc.                                              627,250
        3,600  BroadVision, Inc.                                              158,175
        3,000  Check Point Software Technologies Ltd.                         519,000(b)
       17,400  Citrix Systems, Inc.                                         1,062,488
       12,800  Cognos, Inc.                                                   480,000(b)
        5,300  Critical Path, Inc.                                            308,063(b)
        2,300  Electronic Arts, Inc.                                          139,150(b)
        5,300  Entrust Technologies, Inc.                                     260,363(b)
       10,400  Exchange Applications, Inc.                                    126,750
        3,300  Exodus Communications, Inc.                                    291,844
        2,400  HNC Software, Inc.                                             118,800(b)
        5,800  I-2 Technologies, Inc.                                         749,650
        5,000  Inktomi Corp.                                                  769,688
        4,700  Intuit, Inc.                                                   168,906(b)
       10,700  J.D. Edwards & Co.                                             195,275(b)
        4,400  Lycos, Inc.                                                    204,600(b)
        8,700  Marimba, Inc.                                                  172,369(b)
        4,900  Mercury Interactive Corp.                                      441,000
        4,800  Micromuse, Inc.                                                471,000
        5,300  Pharmacopeia, Inc.                                             217,963(b)
       16,200  Progress Software Corp.                                        324,000
       10,850  Radiant Systems, Inc.                                          202,081
       10,400  Rational Software Corp.                                        885,300(b)
        6,600  Remedy Corp.                                                   350,625(b)
       11,600  RSA Security, Inc.                                             680,775(b)
        5,900  Siebel Systems, Inc.                                           724,963
        5,100  Symantec Corp.                                                 318,431(b)
        9,200  TenFold Corp.                                                  235,175(b)
        7,600  TIBCO Software, Inc.                                           676,875
       14,900  Veritas Software Corp.                                       1,598,258
        4,200  Vignette Corp.                                                 202,388
       11,500  Visual Networks, Inc.                                          448,500(b)
                                                                         ------------
                                                                           15,596,806
                                                                         ------------

               Construction - 0.8%
       12,600  Martin Marietta Materials                                      667,800
        8,400  Southdown, Inc.                                                488,250
                                                                         ------------
                                                                            1,156,050
                                                                         ------------

               Consumer Finance - 0.5%
       10,800  Metris Companies, Inc.                                         405,000
        5,500  PMI Group                                                      266,406
                                                                         ------------
                                                                              671,406
                                                                         ------------

               Distributors - Food & Health - 0.2%
        6,200  Andrx Corp.                                                    317,363
                                                                         ------------

               Electrical Equipment - 4.7%
       10,660  American Power Conversion Corp.                                376,431(b)
        3,400  Amphenol Corp., Class A                                        216,750(b)
        8,600  Electro Scientific Industries, Inc.                            542,338
       12,301  Flextronics International, Ltd.                                864,145
        5,600  KEMET Corp.                                                    417,200(b)
        7,300  Plexus Corp.                                                   559,363(b)
        6,600  Sanmina Corp.                                                  396,413
       13,500  SCI Systems, Inc.                                              718,875
        9,100  Solectron Corp.                                                425,994
        1,800  SPX Corp.                                                      197,775(b)
       13,050  Symbol Technologies, Inc.                                      727,538
       16,000  Vishay Intertechnology, Inc.                                 1,342,000(b)
                                                                         ------------
                                                                            6,784,822
                                                                         ------------

               Electronics - 15.2%
        9,600  Adaptec, Inc.                                                  259,200(b)
        4,900  Advanced Micro Devices, Inc.                                   429,975(b)
       12,800  Altera Corp.                                                 1,308,800(b)
       12,200  Amkor Technologies, Inc.                                       746,488(b)
       16,600  Analog Devices, Inc.                                         1,275,088
        4,300  Applied Micro Circuits Corp.                                   554,163
       13,800  Arrow Electronics, Inc.                                        604,613(b)
        5,400  Atmel Corp.                                                    264,263
        6,800  Avnet, Inc.                                                    534,650
        1,400  Broadcom Corp., Class A                                        241,325
        4,150  Burr-Brown Corp.                                               282,719
        8,900  Conexant Systems, Inc.                                         532,888
        2,650  Credence Systems Corp.                                         378,288(b)
        8,900  Cypress Semiconductor Corp.                                    462,244(b)
        8,100  Cytyc Corp.                                                    362,475
          400  E-TEK Dynamics, Inc.                                            81,900(b)
       10,500  Fairchild Semiconductor International Corp., Class A           498,750(b)
        8,100  Integrated Device Technology, Inc.                             389,306(b)
        7,120  JDS Uniphase Corp.                                             738,255
        7,600  Lattice Semiconductor Corp.                                    512,050(b)
        9,280  Linear Technology Corp.                                        530,120
        6,400  LSI Logic Corp.                                                400,000
       10,560  Maxim Integrated Products, Inc.                                684,420
        3,100  Micrel, Inc.                                                   268,150(b)
        9,360  Microchip Technology, Inc.                                     580,905
        9,600  National Semiconductor Corp.                                   583,200(b)
        4,800  PE Corp./PE Biosystems Group                                   288,000
        8,700  PerkinElmer, Inc.                                              476,325
        4,200  PMC-Sierra, Inc.                                               805,875
        6,500  QLogic Corp.                                                   652,031
        9,200  RF Micro Devices, Inc.                                         957,375(b)
        5,300  Rudolph Technologies, Inc.                                     160,988(b)
       23,100  S3, Inc.                                                       324,844(b)
        3,400  SDL, Inc.                                                      663,000
        9,300  Semtech Corp.                                                  634,144(b)
       10,650  Therma-Wave, Inc.                                              292,875(b)
        5,300  TranSwitch Corp.                                               466,731
        6,100  TriQuint Semiconductor, Inc.                                   627,156
       11,800  Vitesse Semiconductor Corp.                                    803,138
        7,900  Waters Corp.                                                   748,525(b)
       10,540  Xilinx, Inc.                                                   772,055
                                                                         ------------
                                                                           22,177,297
                                                                         ------------

               Engineering & Construction - 1.4%
       16,800  Dycom Industries, Inc.                                         873,600
        3,400  MasTec, Inc.                                                   293,675(b)
       18,000  Quanta Services, Inc.                                          835,875
                                                                         ------------
                                                                            2,003,150
                                                                         ------------

               Equipment - Semiconductors - 3.3%
        9,500  Asyst Technologies, Inc.                                       508,250
        7,680  KLA Instruments Corp.                                          575,040
        9,200  Kulicke & Soffa Industries, Inc.                               720,475(b)
       11,400  LAM Research Corp.                                             522,975
       15,230  Novellus Systems, Inc.                                       1,015,651
       18,200  Photronic, Inc.                                                606,288(b)
        7,800  Teradyne, Inc.                                                 858,000(b)
                                                                         ------------
                                                                            4,806,679
                                                                         ------------

               Financial - Diversified - 0.8%
       12,800  AMBAC Financial Group, Inc.                                    614,400
       19,700  InterCept Group, Inc.                                          339,825(b)
        5,100  SLM Holding Corp.                                              159,694
                                                                         ------------
                                                                            1,113,919
                                                                         ------------

               Food & Beverage - 1.0%
       11,000  American Italian Pasta Co., Class A                            272,250(b)
       11,000  International Home Foods, Inc.                                 160,188(b)
       20,900  Keebler Foods Co.                                              657,044
        8,900  Suiza Foods Corp.                                              346,544(b)
                                                                         ------------
                                                                            1,436,026
                                                                         ------------

               Freight & Shipping - 0.6%
        5,100  CNF Transportation, Inc.                                       142,481
        6,560  Expeditors International of Washington, Inc.                   280,440
        7,500  Iron Mountain, Inc.                                            262,500(b)
        3,200  Kansas City Southern Industries, Inc.                          230,000
                                                                         ------------
                                                                              915,421
                                                                         ------------

               Gold & Precious Metals Mining - 0.1%
        4,900  Stillwater Mining Co.                                          137,200(b)
                                                                         ------------

               Health Care - Diversified - 0.7%
       11,400  Allergan, Inc.                                                 671,175
       13,800  IVAX Corp.                                                     377,775
                                                                         ------------
                                                                            1,048,950
                                                                         ------------

               Health Care - Drugs & Pharmaceuticals - 4.3%
       10,100  Alpharma, Inc., Class A                                        390,113
       11,200  Alza Corp.                                                     493,500(b)
       10,700  Catalyca, Inc.                                                 119,038(b)
       13,700  Elan Corp. plc, ADR                                            587,388(b)
       13,820  Forest Laboratories, Inc.                                    1,161,744(b)
       11,950  Jones Pharma, Inc.                                             344,309
       10,900  King Pharmaceuticals, Inc.                                     538,188(b)
       26,140  Mylan Laboratories, Inc.                                       741,723
        3,500  Sepracor, Inc.                                                 322,000(b)
       15,000  Teva Pharmaceutical Industries, Ltd., ADR                      660,000
        6,500  Titan Pharmaceuticals, Inc.                                    208,000(b)
       14,620  Watson Pharmaceuticals, Inc.                                   656,986(b)
                                                                         ------------
                                                                            6,222,989
                                                                         ------------

               Health Care - Medical Products & Supplies - 1.6%
       19,050  Aradigm Corp.                                                  305,991(b)
       15,700  Becton, Dickinson & Co.                                        402,313
       11,270  Biomet, Inc.                                                   402,198
        5,600  MiniMed, Inc.                                                  688,450(b)
        2,500  Stryker Corp.                                                  179,688
       13,100  Sybron Corp.                                                   407,738(b)
                                                                         ------------
                                                                            2,386,378
                                                                         ------------

               Health Care Management - 1.4%
       36,950  Health Management Associates, Inc., Class A                    588,891(b)
       13,500  Tenet Healthcare Corp.                                         344,250
       17,400  Trigon Healthcare, Inc.                                        625,313(b)
        6,600  Wellpoint Health Networks, Inc., Class A                       486,750(b)
                                                                         ------------
                                                                            2,045,204
                                                                         ------------

               Household Furnishings & Appliances - 0.1%
       10,280  Leggett & Platt, Inc.                                          219,735
                                                                         ------------

               Insurance - 0.3%
        5,100  Protective Life Corp., Capital Trust II                        121,444
        5,800  Radian Group, Inc.                                             295,438
                                                                         ------------
                                                                              416,882
                                                                         ------------

               Investment Banking & Brokerage - 0.9%
       17,100  A.G. Edwards, Inc.                                             643,388
       14,000  Legg Mason, Inc.                                               529,375
        6,600  Waddell & Reed Financial, Inc., Class A                        175,725
                                                                         ------------
                                                                            1,348,488
                                                                         ------------

               Leisure Products - 0.3%
        9,540  Harley Davidson, Inc.                                          379,811
                                                                         ------------

               Machinery - Diversified - 0.2%
       10,300  Mettler-Toledo International, Inc.                             355,350(b)
                                                                         ------------

               Manufacturing - 1.5%
        3,600  Danaher Corp.                                                  205,650
       23,600  Jabil Circuit, Inc.                                            966,125
       11,800  Millipore Corp.                                                845,913
        5,800  Pentair, Inc.                                                  221,850
                                                                         ------------
                                                                            2,239,538
                                                                         ------------

               Oil & Gas - 6.9%
       15,500  Apache Corp.                                                   750,781
       12,760  BJ Services Co.                                                896,390(b)
       10,400  Cooper Cameron Corp.                                           780,000(b)
       13,900  Devon Energy Corp.                                             669,806
       16,400  Diamond Offshore Drilling, Inc.                                661,125
       25,160  ENSCO International, Inc.                                      834,998
       29,000  EOG Resources, Inc.                                            721,375
       16,600  Grant Prideco, Inc.                                            319,550(b)
       11,800  Nabors Industries, Inc.                                        465,363(b)
        4,500  Newfield Exploration Co.                                       182,813(b)
        8,700  Noble Drilling Corp.                                           347,456(b)
        6,800  Occidental Petroleum Corp.                                     145,775
        5,800  Precision Drilling Corp.                                       185,600(b)
       17,400  Rowan Companies, Inc.                                          486,113(b)
        4,900  Santa Fe International Corp.                                   168,438
        3,710  Smith International, Inc.                                      281,960(b)
        6,600  Tidewater, Inc.                                                196,350
       10,830  Tosco Corp.                                                    347,237
       20,000  Transocean Sedco Forex, Inc.                                   940,000
       16,600  Weatherford International, Inc.                                674,375(b)
                                                                         ------------
                                                                           10,055,505
                                                                         ------------

               Paper & Forest Products - 0.2%
        4,600  Bowater, Inc.                                                  253,000
                                                                         ------------

               Publishing - 0.3%
        4,400  Reader's Digest Association, Inc., Class A                     140,800
        5,100  Scholastic Corp.                                               238,106(b)
                                                                         ------------
                                                                              378,906
                                                                         ------------

               Restaurants - 0.6%
        9,600  Darden Restaurants, Inc.                                       177,000
       19,300  Outback Steakhouse, Inc.                                       632,075(b)
        4,400  Starbucks Corp.                                                133,031(b)
                                                                         ------------
                                                                              942,106
                                                                         ------------

               Retail - 3.4%
       16,380  Bed, Bath & Beyond, Inc.                                       600,941(b)
       14,100  BJ's Wholesale Club, Inc.                                      499,669(b)
        3,700  Circuit City Stores, Inc.                                      217,606
        6,000  Dollar General Corp.                                           137,250
       13,920  Dollar Tree Stores, Inc.                                       805,620(b)
       34,600  Family Dollar Stores, Inc.                                     659,563
       12,400  Intimate Brands, Inc.                                          477,400
       14,600  Men's Wearhouse, Inc.                                          312,988(b)
       14,700  Ross Stores, Inc.                                              305,025
        9,100  Tiffany & Co.                                                  661,456
        8,500  Zale Corp.                                                     350,625(b)
                                                                         ------------
                                                                            5,028,143
                                                                         ------------

               Retail - Food & Drug - 0.2%
        8,000  Whole Foods Market, Inc.                                       340,500(b)
                                                                         ------------

               Services - 0.8%
       17,600  Manpower, Inc.                                                 621,500
       16,300  Modis Professional Services, Inc.                              123,269(b)
        5,800  Robert Half International, Inc.                                354,525(b)
                                                                         ------------
                                                                            1,099,294
                                                                         ------------

               Services - Cyclical - 2.9%
       19,500  Acxiom Corp.                                                   526,500(b)
       14,800  Cerner Corp.                                                   326,525(b)
       14,800  Cintas Corp.                                                   586,450
       20,900  Convergys Corp.                                                919,600(b)
        7,900  Forrester Research, Inc.                                       357,969(b)
        7,400  Gemstar International Group, Ltd.                              342,250(b)
        4,500  Getty Images, Inc.                                             136,688(b)
        6,500  Lamar Advertising Co.                                          286,406(b)
        9,000  St Assembly Test Services, Ltd., ADR                           375,188(b)
        6,600  Viad Corp.                                                     167,475
        3,600  Young & Rubicam, Inc.                                          200,475
                                                                         ------------
                                                                            4,225,526
                                                                         ------------

               Services - Technology - 3.0%
        5,500  Bisys Group, Inc.                                              344,094(b)
        6,900  CheckFree Holdings Corp.                                       350,606(b)
        6,500  Comdisco, Inc.                                                 201,906
       13,900  Concord EFS, Inc.                                              311,013(b)
       11,100  CSG System International, Inc.                                 511,988(b)
        8,000  DST Systems, Inc.                                              593,500(b)
       23,300  Fiserv, Inc.                                                 1,070,344(b)
        7,000  NOVA Corp.                                                     221,375(b)
        3,120  Paychex, Inc.                                                  164,190
       19,080  SunGard Data Systems, Inc.                                     659,453(b)
                                                                         ------------
                                                                            4,428,469
                                                                         ------------

               Steel - 0.1%
       13,300  Steel Dynamics, Inc.                                           151,288(b)
                                                                         ------------

               Telephone & Telecommunications - 4.1%
       10,300  Broadwing, Inc.                                                291,619(b)
        8,735  CenturyTel, Inc.                                               214,008
        7,950  Covad Communications Group, Inc.                               220,613(b)
       15,150  FLAG Telecom Holdings, Ltd.                                    295,425(b)
       22,900  ICG Communications, Inc.                                       681,275(b)
       12,000  Intermedia Communications of Florida, Inc.                     489,000(b)
       12,500  ITC DeltaCom, Inc.                                             410,938(b)
       15,000  McLeodUSA, Inc.                                                375,000(b)
       10,500  Network Plus Corp.                                             199,500(b)
        2,000  NEXTLINK Communications, Inc.                                  168,625(b)
        4,625  NTL, Inc.                                                      353,813
        9,700  Primus Telecomm Group, Inc.                                    318,281(b)
        6,400  Telephone and Data Systems, Inc.                               652,800
        4,600  Teligent, Inc., Class A                                        172,500(b)
        5,900  US LEC Corp., Class A                                          154,138(b)
        2,540  VoiceStream Wireless Corp.                                     251,460(b)
        5,740  Western Wireless Corp., Class A                                285,206(b)
       12,700  WinStar Communications, Inc.                                   506,413
                                                                         ------------
                                                                            6,040,614
                                                                         ------------

               Textiles - 0.8%
       25,000  Jones Apparel Group, Inc.                                      742,188(b)
       10,700  Liz Claiborne                                                  495,544
                                                                         ------------
                                                                            1,237,732
                                                                         ------------

               Utilities - 1.7%
        2,680  AES Corp.                                                      241,033(b)
        3,100  Calpine Corp.                                                  283,650(b)
        8,200  CMS Energy Corp.                                               155,800
        8,200  DQE, Inc.                                                      313,650
        9,700  Dynegy, Inc.                                                   634,744
        2,600  Florida Progress Corp.                                         127,400
       13,500  Montana Power Co.                                              594,844
        4,100  SCG Holding Corp.                                               89,944(b)
                                                                         ------------
                                                                            2,441,065
                                                                         ------------

               Waste Management - 0.1%
       14,900  Republic Services, Inc., Class A                               203,944(b)
                                                                         ------------
               Total Common Stocks (cost $108,773,083)                    135,375,031
                                                                         ------------

Principal
Amount
------------
               SHORT-TERM SECURITIES - 7.2%(a)
               Commercial Paper - 3.8%
$   2,500,000  USAA Capital Corp., 5.97% Due 5/2/2000                       2,499,585
    3,000,000  USAA Capital Corp., 6.0% Due 5/4/2000                        2,998,500
                                                                         ------------
                                                                            5,498,085
                                                                         ------------

               U.S. Government Agency - 3.4%
    4,900,000  Federal Home Loan Mortgage Corp.
               Discount Notes, 5.88% Due 5/1/2000                           4,900,000
                                                                         ------------
               Total Short-Term Securities (at amortized cost)             10,398,085
                                                                         ------------
               Total Investments (cost $119,171,168)                     $144,773,116(c)
                                                                         ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Mid Cap Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $119,171,168 and the net unrealized appreciation of investments based on that cost was $26,601,948 which is comprised of $35,455,334 aggregate gross unrealized appreciation and $8,853,386 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Portfolio of Investments
April 30, 2000
(unaudited)

Shares                                                                          Value
-------------                                                            ------------
               ARGENTINA - 0.1%(a)
               COMMON STOCKS
        4,050  Telefonica de Argentina ADR (USD)                         $    142,253
                                                                         ------------

               AUSTRALIA - 2.8%(a)
               COMMON STOCKS
       12,000  Brambles Industries Ltd.                                       337,786
       17,267  Broken Hill Proprietary Co.                                    185,948
       21,256  Commonwealth Bank of Australia                                 323,744
       13,922  Lend Lease Corp.                                               150,869
       73,109  News Corp. Ltd.                                                928,460
       13,000  Telstra Corp.                                                   33,253
       82,086  Telstra Corp. Ltd.                                             351,867
       57,195  Westpac Banking                                                365,082
                                                                         ------------
                                                                            2,677,009
                                                                         ------------

               PREFERRED STOCK
      101,890  News Corp. Ltd.                                              1,096,059
                                                                         ------------
                                                                            3,773,068
                                                                         ------------

               BELGIUM - 0.5%(a)
               COMMON STOCKS
        2,273  Credit Communal Holding/Dexia                                  294,666
       16,080  Fortis 'B'                                                     405,951
        1,580  UCB SA                                                          53,146
                                                                         ------------
                                                                              753,763
                                                                         ------------

               BRAZIL - 1.5%(a)
               COMMON STOCKS
        6,000  Embratel Participacoes SA                                      135,000
       14,810  Telecomunicacues Brasilieras SA ADR (USD)                    1,750,357
        5,000  Unibanco - Uniao de Bancos Brasileiros SA GDR (USD)            124,688
        1,734  Tele Norte Leste Participacoes SA (ADR)                         30,889
                                                                         ------------
                                                                            2,040,934
                                                                         ------------

               CANADA - 1.2%(a)
               COMMON STOCKS
        4,980  Alcan Aluminum                                                 162,088
       15,747  Celestica Inc.                                                 859,196(b)
        4,160  Nortel Networks Corp.                                          470,244
        1,870  Royal Bank of Canada                                            88,266
                                                                         ------------
                                                                            1,579,794
                                                                         ------------

               DENMARK - 0.1%(a)
               COMMON STOCKS
        2,680  Teledanmark                                                    196,256
                                                                         ------------

               FINLAND - 3.2%(a)
               COMMON STOCKS
       76,560  Nokia Oyj                                                    4,391,804
                                                                         ------------

               FRANCE - 11.7%(a)
               COMMON STOCKS
        4,990  Alcatel Alsthom                                              1,156,784
        1,010  Altran Technologies SA                                         206,409
       17,836  Aventis SA                                                     981,350
        7,190  AXA                                                          1,066,092
       11,010  Banque Nationale De Paris                                      889,817
        2,540  Canal Plus                                                     489,532
        2,460  Cap Gemini SA                                                  483,059
        1,964  Carrefour                                                      127,840
        2,930  Cie de St. Gobain                                              399,816
          400  Groupe Danone                                                   87,455
        1,610  Hermes International                                           228,330
          752  Lafarge Coppee                                                  62,280
        2,159  Legrand                                                        402,363
          171  L'Oreal                                                        115,970
       19,332  Sanofi-Synthelabo                                              721,442
        2,262  Schneider SA                                                   148,060
        1,001  Societe Generale                                               207,300
          982  Sodexho                                                        147,123
        6,091  ST Microelectronics                                          1,162,285
        3,550  Television Francaise                                         2,430,161
       13,950  Total 'B'                                                    2,116,617
       22,351  Vivendi                                                      2,210,739
                                                                         ------------
                                                                           15,840,824
                                                                         ------------

               GERMANY - 4.7%(a)
               COMMON STOCKS
        2,120  Allianz AG                                                     815,823
        4,048  Bayer AG                                                       168,656
       14,443  Bayerische Vereinsbank AG                                      879,719
       10,677  Deutsche Bank AG                                               717,307
       12,033  Deutsche Telekom AG                                            780,950
        6,022  Gehe AG                                                        187,231
       10,199  Infineon Technologies AG                                       702,347(b)
        2,220  Rhoen Klinikum AG                                               81,838
        2,610  SAP AG                                                       1,224,340
        1,491  Siemens AG                                                     220,941
        9,530  Veba AG                                                        478,238
                                                                         ------------
                                                                            6,257,390
                                                                         ------------

               PREFERRED STOCK
          170  SAP AG                                                         100,224
                                                                         ------------
                                                                            6,357,614
                                                                         ------------

               HONG KONG - 3.1%(a)
               COMMON STOCKS
       62,000  Cheung Kong Holdings Ltd.                                      740,256
      151,000  China Telecom Ltd.                                           1,080,759
       60,000  Doa Heng Bank Ltd.                                             277,307
       49,000  Henderson Land Development Ltd.                                214,515
      105,200  Hong Kong Telecommunications Ltd.                              248,508
       77,000  Hutchison Whampoa                                            1,117,060
      237,000  Pacific Century Cyberworks Ltd.                                441,188(b)
       17,000  Sun Hung Kai Properties Ltd.                                   133,133
                                                                         ------------
                                                                            4,252,726
                                                                         ------------

               INDIA - 0.4%(a)
               COMMON STOCKS
       19,097  ICICI Ltd.                                                     484,586
                                                                         ------------

               IRELAND - 0.3%(a)
               COMMON STOCKS
        7,307  SmartForce plc                                                 348,909(b)
                                                                         ------------

               ITALY - 5.0%(a)
               COMMON STOCKS
       38,000  Alleanza Assicurazioni                                         393,131
        8,000  Banca Popolare di Brescia                                      727,280
      133,302  Credito Italiano Spa                                           540,484
      117,458  Ente Nazionale Idrocarburi                                     584,092
       20,360  Instituto Bancario San Paolo di Torino                         285,043
       28,000  Mediaset Spa                                                   454,368
       30,945  Mediolanum Spa                                                 513,411
       54,600  Tecnost                                                        191,598
      181,896  Telecom Italia Mobile Spa                                    1,736,297
       81,983  Telecom Italia Spa                                           1,146,283
       64,008  Banca Intesa Spa                                               235,668
                                                                         ------------
                                                                            6,807,655
                                                                         ------------

               JAPAN - 21.7%(a)
               COMMON STOCKS
        7,000  Bridgestone Corp.                                              151,970
       39,000  Canon                                                        1,783,641
           23  DDI Corp.                                                      264,037
           27  East Japan Railway                                             159,978
        4,900  Fanuc Co.                                                      513,521
      115,000  Fuji Bank Ltd.                                                 958,200
           53  Fuji Television Network Inc.                                   883,211
       26,000  Fujitsu Ltd.                                                   736,564
       16,000  Hitachi                                                        191,085
        4,000  Ito-Yokado Co.                                                 292,182
        7,000  Kao Corp.                                                      213,211
       10,000  Kokuyo Co. Ltd.                                                142,110
        6,000  Komori Corp.                                                    82,266
       10,300  Kyocera                                                      1,723,103
       17,000  Makita Corp.                                                   147,628
       22,000  Marui Co. Ltd.                                                 413,461
       55,000  Matsushita Electric Industrial Co.                           1,456,279
       65,000  Mitsui Fudosan                                                 660,742
       12,000  Murata Manufacturing                                         2,333,009
       74,000  NEC Corp.                                                    2,014,165
          147  Nippon Telegraph & Telecom Corp.                             1,823,636
       50,000  Nomura Securities Co. Ltd.                                   1,259,084
           54  NTT Mobile Communication Network Inc.                        1,804,749
       15,000  Sankyo Co.                                                     330,510
        8,100  Seven-Eleven Japan Co. Ltd.                                    997,361
        9,350  Shin-Etsu Chemical Co. Ltd.                                    494,269
       20,000  Shiseido Co. Ltd.                                              252,928
        2,600  Softbank Corp.                                                 641,948
       21,000  Sony Corp.                                                   2,420,803
       60,000  Sumitomo Bank Ltd.                                             750,451
       35,000  Sumitomo Corp.                                                 392,075
       11,000  Sumitomo Electric Industries Ltd.                              146,544
        4,000  TDK Corp.                                                      535,852
      153,000  Toshiba Corp.                                                1,484,461
       18,000  Yamanouchi Pharmaceutical Co. Ltd.                             951,535
                                                                         ------------
                                                                           29,406,569
                                                                         ------------

               LUXEMBOURG - 0.1%(a)
               COMMON STOCKS
          698  Societe Europeenne des Satellites                              106,049
                                                                         ------------

               MEXICO - 2.1%(a)
               COMMON STOCKS
       19,040  Grupo Televisa GDR (USD)                                     1,207,850(b)
       25,840  Telefonos de Mexico 'L' ADS (USD)                            1,519,715
        8,600  Nuevo Grupo Iusacell SA de CV (ADR)                            137,063
                                                                         ------------
                                                                            2,864,628
                                                                         ------------

               NETHERLANDS - 7.1%(a)
               COMMON STOCKS
        6,316  ABN Amro Holdings NV                                           130,053
        1,328  Akzo Nobel NV                                                   54,364
       12,198  CSM NV                                                         209,586
        4,193  Equant NV                                                      324,580(b)
       22,330  Fortis (NL) NV                                                 561,504
          974  Gucci Group NV (USD)                                            85,347
       33,685  ING Groep NV                                                 1,837,994
        4,102  Koninklijke KPN NV                                             413,374
       14,070  Royal Dutch Petroleum Co.                                      810,952
        1,252  TNT Post Groep NV                                               27,317
        9,862  United Pan-Europe Communications NV                            358,891(b)
       27,000  VNU NV                                                       1,444,514
       16,434  Wolters Kluwer                                                 387,846
       28,770  ASM Lithography Holdings NV                                  1,124,657(b)
       42,824  Philips Electronics NV                                       1,910,359
                                                                         ------------
                                                                            9,681,338
                                                                         ------------

               NEW ZEALAND - 0.2%(a)
               COMMON STOCKS
       66,000  Telecom Corp. of New Zealand                                   278,832
                                                                         ------------

               NORWAY - 0.2%(a)
               COMMON STOCKS
       15,490  Orkla 'A' ASA                                                  239,478
                                                                         ------------

               PORTUGAL - 0.1%(a)
               COMMON STOCKS
        8,888  Jeronimo Martins                                               158,531
                                                                         ------------

               SINGAPORE - 0.5%(a)
               COMMON STOCKS
       97,472  United Overseas Bank                                           679,705
                                                                         ------------

               SOUTH KOREA - 0.5%(a)
               COMMON STOCKS
       15,643  Korea Equity Fund (USD)                                        194,560
       10,500  Korea Telecom                                                  362,250
        3,598  Pohang Iron & Steel ADR (USD)                                   75,558
                                                                         ------------
                                                                              632,368
                                                                         ------------

               SPAIN - 3.0%(a)
               COMMON STOCKS
       35,960  Banco Bilboa Vizcaya SA                                        490,369
      100,220  Banco Santander Central Hispano                              1,045,032
       33,240  Endesa SA                                                      725,244
       16,106  Repsol SA                                                      329,444
       66,536  Telefonica SA                                                1,480,743
                                                                         ------------
                                                                            4,070,832
                                                                         ------------

               SWEDEN - 3.4%(a)
               COMMON STOCKS
        3,480  Atlas Copco AB 'B'                                              79,567
       14,240  Electrolux AB 'B'                                              240,616
       21,930  Hennes & Mauritz AB                                            582,126
       92,561  Nordbanken Holding AB                                          583,281
        4,140  Sandvik AB 'B'                                                  98,813
       48,400  Securitas AB                                                 1,252,376
       19,340  Telefonaktiebolaget LM Ericsson (Ericsson AB)                1,719,160
       11,815  Nordic Baltic Holding                                           73,541(b)
                                                                         ------------
                                                                            4,629,480
                                                                         ------------

               SWITZERLAND - 4.1%(a)
               COMMON STOCKS
        5,122  ABB AG                                                         574,705
        2,773  ABB Ltd.                                                       309,280
        1,974  Adecco SA                                                    1,619,675
        2,920  Credit Suisse Group                                            527,430
          715  Nestle SA                                                    1,260,387
           39  Roche Holdings AG                                              407,289
          393  Swisscom AG                                                    138,554
        3,110  UBS AG                                                         761,923
                                                                         ------------
                                                                            5,599,243
                                                                         ------------

               TAIWAN - 0.2%(a)
               COMMON STOCKS
        9,807  Hon Hai Precision Industry Co. Ltd. GDR (USD)                  274,596(b)
                                                                         ------------

               UNITED KINGDOM - 17.9%(a)
               COMMON STOCKS
       16,000  Abbey National plc                                             182,599
       21,195  AstraZeneca Group plc                                          888,679
        2,600  Baltimore Technologies plc                                     262,396(b)
       14,881  BG Group plc                                                    89,838
       65,000  BP Amoco plc (USD)                                             561,164
      107,200  Cable & Wireless                                             1,779,209
       57,100  Cadbury Schweppes                                              391,168
       17,000  Celltech Group plc                                             280,563(b)
       32,900  Centrica                                                       117,814
       96,000  Compass Group plc                                            1,382,572
       24,000  David S. Smith                                                  50,819
       21,000  Electrocomponents                                              210,889
        4,000  GKN plc                                                         55,427
       85,700  Glaxo Wellcome                                               2,648,599
       10,512  Hays                                                            72,668
       31,600  HSBC Holdings plc                                              353,964
       54,000  Kingfisher                                                     441,396
       36,700  Marconi plc                                                    456,549
      164,000  Reed International plc                                       1,141,370
      118,960  Royal Bank of Scotland Group plc                             1,855,853
       37,800  RTZ                                                            588,527
       35,000  Safeway plc                                                    117,978
      234,000  Shell Transport & Trading Co.                                1,917,268
      106,800  SmithKline Beecham plc                                       1,463,285
       34,000  Standard Chartered plc                                         458,958
       72,800  Tesco                                                          247,661
      120,612  Tomkins                                                        370,410
       54,107  Unilever                                                       325,174
       20,500  United News & Media                                            266,511
      921,148  Vodafone AirTouch plc                                        4,216,498
       72,000  WPP Group plc                                                1,160,240
                                                                         ------------
                                                                           24,356,046
                                                                         ------------
Principal
Amount
------------
               SHORT-TERM SECURITIES - 4.3%(a)
               Commercial Paper
      700,000  DuPont de Nemours, 6.0% Due 5/2/2000                           699,883
    5,100,000  General Electric Capital Corp., 6.03% Due 5/1/2000           5,100,000
                                                                         ------------
               Total Short-Term Securities (at amortized cost)              5,799,883
                                                                         ------------
               Total Investments (cost $102,279,558)                     $135,747,764(d)
                                                                         ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood World Growth Fund.

(b) Currently non-income producing.

(c) Security Classification:

(c) Security Classification:
                         Cost          Value         % of Portfolio
                         ----          -----         --------------
Common Stocks &
Warrants            $95,312,933     $128,751,598           94.8%
Preferred Stocks      1,166,742        1,196,283            0.9%
Short-Term            5,799,883        5,799,883            4.3%
                    -----------     ------------          ------
Total Investments  $102,279,558     $135,747,764          100.0%
                    ===========     ============          ======

(d) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $102,279,558 and the net unrealized appreciation of investments based on that cost was $33,468,206 which is comprised of $37,714,435 aggregate gross unrealized appreciation and $4,246,229 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts
    (GDR) - Global Depository Receipts
    (USD) - Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Portfolio of Investments
April 30, 2000
(unaudited)

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 93.6%(a)
               Airlines - 0.4%
        4,560  Southwest Airlines Co.                                    $     98,879
                                                                         ------------

               Banks - 3.0%
        1,810  Bank of America Corp.                                           88,690
        2,240  Bank of New York Co., Inc.                                      91,980
        1,630  Chase Manhattan Corp.                                          117,462
        3,250  Firstar Corp.                                                   80,844
          970  Northern Trust Corp.                                            62,201
        1,340  State Street Corp.                                             129,813
        4,080  U.S. Bancorporation                                             82,875
        2,770  Wells Fargo & Co.                                              113,743
                                                                         ------------
                                                                              767,608
                                                                         ------------

               Biotechnology - 1.0%
        4,530  Amgen, Inc.                                                    253,680
                                                                         ------------

               Broadcasting - 2.6%
        3,220  AT&T Corp./Liberty Media Group, Class A                        160,799(b)
        2,510  CBS Corp.                                                      147,463(b)
          700  Charter Communications, Inc., Class A                           10,281(b)
        2,450  Clear Channel Communications, Inc.                             176,400(b)
        4,320  Comcast Corp., Class A                                         173,070(b)
          100  Mediacom Communications Corp.                                    1,238(b)
                                                                         ------------
                                                                              669,251
                                                                         ------------

               Chemicals - 0.2%
        1,400  Praxair, Inc.                                                   62,213
                                                                         ------------

               Communications Equipment - 7.2%
          890  CIENA Corp.                                                    110,026(b)
        7,070  Lucent Technologies, Inc.                                      439,666
        2,330  Motorola, Inc.                                                 277,416
       10,740  Nokia Corp., ADR                                               610,838
        2,790  QUALCOMM, Inc.                                                 302,541
          540  Sycamore Networks, Inc.                                         42,390(b)
        1,700  Tellabs, Inc.                                                   93,181(b)
                                                                         ------------
                                                                            1,876,058
                                                                         ------------

               Computers - Hardware - 5.5%
          420  Apple Computer                                                  52,106(b)
        6,980  Dell Computer Corp.                                            349,873(b)
        1,180  Hewlett Packard Co.                                            159,300
        2,250  International Business Machines Corp.                          251,156
          250  Juniper Networks, Inc.                                          53,172(b)
        6,240  Sun Microsystems, Inc.                                         573,690
                                                                         ------------
                                                                            1,439,297
                                                                         ------------

               Computers - Networking - 6.4%
       20,420  Cisco Systems, Inc.                                          1,415,680
          880  Network Appliance, Inc.                                         65,065
        1,670  Nortel Networks Corp.                                          189,128
                                                                         ------------
                                                                            1,669,873
                                                                         ------------

               Computers - Peripherals - 3.3%
        6,120  EMC Corp.                                                      850,298(b)
                                                                         ------------

               Computers - Software & Services - 8.2%
        6,470  America Online, Inc.                                           386,987
          600  BroadVision, Inc.                                               26,363
        1,020  Citrix Systems, Inc.                                            62,284
        1,060  Exodus Communications, Inc.                                     93,744
           15  Infonet Services Corp., Class B                                    253(b)
        9,790  Microsoft Corp.                                                682,853(b)
        4,610  Oracle Corp.                                                   368,512
          700  Peregrine Systems, Inc.                                         16,844
          300  Phone.com, Inc.                                                 25,200(b)
          360  Siebel Systems, Inc.                                            44,235
          650  VeriSign, Inc.                                                  90,594
        1,825  Veritas Software Corp.                                         195,760
        1,150  Yahoo!, Inc.                                                   149,788
                                                                         ------------
                                                                            2,143,417
                                                                         ------------

               Consumer Finance - 0.7%
        5,080  MBNA Corp.                                                     134,938
          630  Providian Financial Corp.                                       55,479
                                                                         ------------
                                                                              190,417
                                                                         ------------

               Distributors - Food & Health - 0.3%
        1,330  Cardinal Health, Inc.                                           73,233
                                                                         ------------

               Electrical Equipment - 4.1%
        1,000  Flextronics International, Ltd.                                 70,250
        5,160  General Electric Co.                                           811,410
        4,200  Solectron Corp.                                                196,613
                                                                         ------------
                                                                            1,078,273
                                                                         ------------

               Electronics - 8.7%
          100  Agilent Technologies, Inc.                                       8,863(b)
        1,270  Altera Corp.                                                   129,858(b)
          950  Analog Devices, Inc.                                            72,972
          660  Broadcom Corp., Class A                                        113,768
        6,860  Intel Corp.                                                    869,934
        2,530  JDS Uniphase Corp.                                             262,329
          650  LSI Logic Corp.                                                 40,625
          450  PE Corp./PE Biosystems Group                                    27,000
          550  PMC-Sierra, Inc.                                               105,531
           50  Sequenom Industrial Genomics, Inc.                               1,213(b)
        3,260  Texas Instruments, Inc.                                        530,973
        1,360  Xilinx, Inc.                                                    99,620
                                                                         ------------
                                                                            2,262,686
                                                                         ------------

               Entertainment - 1.6%
        3,920  Time Warner, Inc.                                              352,555
        1,140  Viacom, Inc., Class B                                           61,988(b)
                                                                         ------------
                                                                              414,543
                                                                         ------------

               Equipment - Semiconductors - 1.4%
        3,470  Applied Materials, Inc.                                        353,289
                                                                         ------------

               Financial - Diversified - 3.7%
        1,010  American Express Co.                                           151,563
        6,430  Citigroup, Inc.                                                382,183
        2,050  Federal Home Loan Mortgage Corp.                                94,172
        2,360  Federal National Mortgage Association                          142,338
        2,530  Morgan Stanley Dean Witter & Co.                               194,178
                                                                         ------------
                                                                              964,434
                                                                         ------------

               Food & Beverage - 0.6%
        3,110  Coca-Cola Co.                                                  146,364
                                                                         ------------

               Health Care - Diversified - 2.6%
        1,000  Abbott Laboratories                                             38,438
        2,400  Bristol-Myers Squibb Co.                                       125,850
        2,190  Johnson & Johnson                                              180,675
        2,850  Warner-Lambert Co.                                             324,366
                                                                         ------------
                                                                              669,329
                                                                         ------------

               Health Care - Drugs & Pharmaceuticals - 3.4%
          830  Eli Lilly & Co.                                                 64,169
          850  Genentech, Inc.                                                 99,450
        2,950  Merck & Co., Inc.                                              205,025
       10,110  Pfizer, Inc.                                                   425,884
        2,310  Schering-Plough Corp.                                           93,122
                                                                         ------------
                                                                              887,650
                                                                         ------------

               Health Care - Medical Products & Supplies - 1.5%
        1,990  Guidant Corp.                                                  114,176(b)
        5,130  Medtronic, Inc.                                                266,439
                                                                         ------------
                                                                              380,615
                                                                         ------------

               Health Care Management - 0.1%
          500  UnitedHealth Group, Inc.                                        33,375
                                                                         ------------

               Housewares & Household Products - 1.3%
        2,850  Colgate Palmolive Co.                                          162,806
        3,110  Procter & Gamble Co.                                           185,434
                                                                         ------------
                                                                              348,240
                                                                         ------------

               Insurance - 1.4%
        3,290  American International Group, Inc.                             360,872
                                                                         ------------

               Investment Banking & Brokerage - 0.9%
          710  Goldman Sachs Group, Inc.                                       66,208
          740  Lehman Brothers Holdings, Inc.                                  60,726
        2,650  Schwab, Charles Corp.                                          117,925
                                                                         ------------
                                                                              244,859
                                                                         ------------

               Lodging & Hotels - 0.3%
        3,000  Carnival Corp., Inc.                                            74,625
                                                                         ------------

               Manufacturing - 3.7%
          890  Corning, Inc.                                                  175,775
        1,420  Danaher Corp.                                                   81,118
          990  Honeywell International, Inc.                                   55,440
        1,450  Illinois Tool Works, Inc.                                       92,891
        9,290  Tyco International, Ltd.                                       426,759
        1,890  United Technologies Corp.                                      117,534
                                                                         ------------
                                                                              949,517
                                                                         ------------

               Oil & Gas - 2.4%
        1,000  Anadarko Petroleum Corp.                                        43,438
        2,150  Baker Hughes, Inc.                                              68,397
        4,930  Conoco, Inc., Class A                                          117,396
        4,740  Halliburton Co.                                                209,449
        1,600  Schlumberger, Ltd.                                             122,500
        1,500  Transocean Sedco Forex, Inc.                                    70,500
                                                                         ------------
                                                                              631,680
                                                                         ------------

               Personal Care - 0.7%
        1,400  Estee Lauder Companies, Inc., Class A                           61,775
        3,040  Gillette Co.                                                   112,480
                                                                         ------------
                                                                              174,255
                                                                         ------------

               Restaurants - 0.7%
        3,500  McDonald's Corp.                                               133,438
        1,720  Starbucks Corp.                                                 52,003(b)
                                                                         ------------
                                                                              185,441
                                                                         ------------

               Retail - 6.9%
        1,460  Amazon.com, Inc.                                                80,574(b)
          790  Best Buy Co., Inc.                                              63,793(b)
          850  Circuit City Stores, Inc.                                       49,991
        2,730  Costco Wholesale Corp.                                         147,591
        3,120  Gap, Inc.                                                      114,660
        8,825  Home Depot, Inc.                                               494,752
        1,900  Intimate Brands, Inc.                                           73,150
        3,820  Kohl's Corp.                                                   183,360(b)
        2,160  Lowe's Companies                                               106,920
        1,180  Target Corp.                                                    78,544
        6,990  Wal-Mart Stores, Inc.                                          387,071
                                                                         ------------
                                                                            1,780,406
                                                                         ------------

               Retail - Food & Drug - 2.2%
        4,030  CVS Corp.                                                      175,305
        7,340  Kroger Co.                                                     136,249(b)
        3,630  Safeway, Inc.                                                  160,174(b)
        3,980  Walgreen Co.                                                   111,938
                                                                         ------------
                                                                              583,666
                                                                         ------------

               Services - Cyclical - 0.9%
          560  CMGI, Inc.                                                      39,900
        2,030  Omnicom Group, Inc.                                            184,857
                                                                         ------------
                                                                              224,757
                                                                         ------------

               Services - Technology - 0.1%
        1,106  MarchFirst, Inc.                                                23,572(b)
                                                                         ------------

               Telephone & Telecommunications - 4.6%
        3,860  AT&T Corp.                                                     180,214
          350  AT&T Corp./Liberty Media Group                                  11,134(b)
        1,980  Bell Atlantic Corp.                                            117,315
        1,230  Level 3 Communications, Inc.                                   109,470(b)
        9,550  MCI Worldcom, Inc.                                             433,928
        1,380  NEXTEL Communications, Inc., Class A                           151,024(b)
           50  NEXTEL Partners, Inc., Class A                                   1,097(b)
          960  Qwest Communications International, Inc.                        41,640(b)
        2,990  SBC Communications, Inc.                                       130,999
          250  VoiceStream Wireless Corp.                                      24,750(b)
                                                                         ------------
                                                                            1,201,571
                                                                         ------------

               Utilities - 1.0%
        2,760  Enron Corp.                                                    192,338
        1,700  Williams Cos., Inc.                                             63,431
                                                                         ------------
                                                                              255,769
                                                                         ------------
               Total Common Stocks (cost $22,880,072)                      24,324,012
                                                                         ------------

Principal
Amount
------------
               SHORT-TERM SECURITIES - 6.4%(a)
               U.S. Government Agency
$   1,650,000  Federal Home Loan Mortgage
               Corp. Discount Notes,
               5.88% Due 5/1/2000 (at amortized cost)                       1,650,000
                                                                         ------------
               Total Investments (cost $24,530,072)                      $ 25,974,012(c)
                                                                         ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Growth Fund.

(b) Currently non-income producing.

(c) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $24,530,072 and the net unrealized appreciation of investments based on that cost was $1,443,940 which is comprised of $2,447,534 aggregate gross unrealized appreciation and $1,003,594 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
   (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Portfolio of Investments
April 30, 2000
(unaudited)

Shares                                                                          Value
-------------                                                          --------------
               COMMON STOCKS - 97.1%(a)
               Airlines - 0.7%
      507,237  Southwest Airlines Co.                                  $   11,000,687
                                                                       --------------

               Aluminum - 0.2%
       54,000  Alcoa, Inc.                                                  3,503,250
                                                                       --------------

               Banks - 3.4%
      163,000  Bank of America Corp.                                        7,987,000
      310,000  Bank of New York Co., Inc.                                  12,729,375
      203,700  Chase Manhattan Corp.                                       14,679,131
       54,000  State Street Corp.                                           5,231,250
      304,200  U.S. Bancorporation                                          6,179,063
      208,000  Wells Fargo & Co.                                            8,541,000
                                                                         ------------
                                                                           55,346,819
                                                                       --------------

               Biotechnology - 1.0%
      295,000  Amgen, Inc.                                                 16,520,000
                                                                       --------------

               Broadcasting - 2.9%
      145,000  AT&T Corp./Liberty Media Group, Class A                      7,240,938(b)
      206,300  CBS Corp.                                                   12,120,125(b)
      369,900  Charter Communications, Inc., Class A                        5,432,906(b)
      137,000  Clear Channel Communications, Inc.                           9,864,000(b)
      135,000  Comcast Corp., Class A                                       5,408,438(b)
       20,450  Mediacom Communications Corp.                                  253,069(b)
       99,900  MediaOne Group, Inc.                                         7,554,938(b)
                                                                       --------------
                                                                           47,874,414
                                                                       --------------

               Chemicals - 1.1%
      171,300  Air Products & Chemicals, Inc.                               5,321,006
      119,635  E.I. du Pont de Nemours and Co.                              5,675,185
      163,100  Praxair, Inc.                                                7,247,756
                                                                       --------------
                                                                           18,243,947
                                                                       --------------

               Communications Equipment - 4.5%
       72,500  General Motors Corp., Class H                                6,982,656(b)
      330,000  Lucent Technologies, Inc.                                   20,521,875
      146,600  Motorola, Inc.                                              17,454,563
      236,000  Nokia Corp., ADR                                            13,422,500
       91,000  QUALCOMM, Inc.                                               9,867,813
       30,500  Sycamore Networks, Inc.                                      2,394,250(b)
       50,000  Tellabs, Inc.                                                2,740,625(b)
                                                                       --------------
                                                                           73,384,282
                                                                       --------------

               Computers - Hardware - 5.0%
       43,000  Apple Computer                                               5,334,688(b)
      160,000  Dell Computer Corp.                                          8,020,000(b)
      148,500  Hewlett Packard Co.                                         20,047,500
      212,500  International Business Machines Corp.                       23,720,313
      262,000  Sun Microsystems, Inc.                                      24,087,625
                                                                       --------------
                                                                           81,210,126
                                                                       --------------

               Computers - Networking - 5.4%
    1,055,200  Cisco Systems, Inc.                                         73,155,038
      135,000  Nortel Networks Corp.                                       15,288,750
                                                                       --------------
                                                                           88,443,788
                                                                       --------------

               Computers - Peripherals - 2.7%
      280,600  EMC Corp.                                                   38,985,863(b)
       43,000  Lexmark International Group, Inc., Class A                   5,074,000(b)
                                                                       --------------
                                                                           44,059,863
                                                                       --------------

               Computers - Software & Services - 6.0%
      191,000  America Online, Inc.                                        11,424,188
       26,000  Exodus Communications, Inc.                                  2,299,375
      578,000  Microsoft Corp.                                             40,315,500(b)
      405,000  Oracle Corp.                                                32,374,688
       12,300  VeriSign, Inc.                                               1,714,313
       42,750  Veritas Software Corp.                                       4,585,605
       40,000  Yahoo!, Inc.                                                 5,210,000
                                                                       --------------
                                                                           97,923,669
                                                                       --------------

               Consumer Finance - 0.5%
      275,000  MBNA Corp.                                                   7,304,688
                                                                       --------------

               Electrical Equipment - 4.7%
       70,000  Flextronics International, Ltd.                              4,917,500
      365,700  General Electric Co.                                        57,506,325
      300,000  Solectron Corp.                                             14,043,750
                                                                       --------------
                                                                           76,467,575
                                                                       --------------

               Electronics - 6.5%
       33,100  Agilent Technologies, Inc.                                   2,933,488(b)
       45,000  Altera Corp.                                                 4,601,250(b)
       73,000  Analog Devices, Inc.                                         5,607,313
       20,000  Broadcom Corp., Class A                                      3,447,500
      477,600  Intel Corp.                                                 60,565,650
       40,000  JDS Uniphase Corp.                                           4,147,500
        8,200  Sequenom Industrial Genomics, Inc.                             198,850(b)
      127,900  Texas Instruments, Inc.                                     20,831,713
       50,000  Xilinx, Inc.                                                 3,662,500
                                                                       --------------
                                                                          105,995,764
                                                                       --------------

               Entertainment - 0.9%
      168,000  Time Warner, Inc.                                           15,109,500
                                                                       --------------

               Equipment - Semiconductors - 1.6%
      259,400  Applied Materials, Inc.                                     26,410,163
                                                                       --------------

               Financial - Diversified - 5.4%
       70,800  American Express Co.                                        10,624,425
      580,000  Citigroup, Inc.                                             34,473,750
      234,000  Federal Home Loan Mortgage Corp.                            10,749,375
      260,400  Federal National Mortgage Association                       15,705,375
      200,800  Morgan Stanley Dean Witter & Co.                            15,411,400
                                                                       --------------
                                                                           86,964,325
                                                                       --------------

               Food & Beverage - 2.0%
      236,800  Coca-Cola Co.                                               11,144,400
       82,000  Hershey Foods Corp.                                          3,720,750
      459,200  PepsiCo, Inc.                                               16,846,900
                                                                       --------------
                                                                           31,712,050
                                                                       --------------

               Health Care - Diversified - 3.5%
      132,000  Abbott Laboratories                                          5,073,750
      217,600  American Home Products Corp.                                12,226,400
      190,900  Bristol-Myers Squibb Co.                                    10,010,319
      167,000  Johnson & Johnson                                           13,777,500
      136,500  Warner-Lambert Co.                                          15,535,406
                                                                       --------------
                                                                           56,623,375
                                                                       --------------

               Health Care - Drugs & Pharmaceuticals - 3.8%
       87,000  Eli Lilly & Co.                                              6,726,188
       70,400  Genentech, Inc.                                              8,236,800
      275,000  Merck & Co., Inc.                                           19,112,500
      437,300  Pfizer, Inc.                                                18,421,263
      237,700  Schering-Plough Corp.                                        9,582,281
                                                                       --------------
                                                                           62,079,032
                                                                       --------------

               Health Care - Medical Products & Supplies - 1.5%
      259,900  Becton, Dickinson & Co.                                      6,659,938
       76,000  Guidant Corp.                                                4,360,500(b)
      260,000  Medtronic, Inc.                                             13,503,750
                                                                       --------------
                                                                           24,524,188
                                                                       --------------

               Health Care Management - 0.3%
       67,000  UnitedHealth Group, Inc.                                     4,472,250
                                                                       --------------

               Housewares & Household Products - 1.2%
      145,200  Colgate Palmolive Co.                                        8,294,550
      187,100  Procter & Gamble Co.                                        11,155,838
                                                                       --------------
                                                                           19,450,388
                                                                       --------------

               Insurance - 2.5%
      288,500  American International Group, Inc.                          31,644,844
      104,600  CIGNA Corp.                                                  8,341,850
                                                                       --------------
                                                                           39,986,694
                                                                       --------------

               Investment Banking & Brokerage - 1.2%
       77,200  Merrill Lynch & Co., Inc.                                    7,869,575
      252,000  Schwab, Charles Corp.                                       11,214,000
                                                                       --------------
                                                                           19,083,575
                                                                       --------------

               Leisure Products - 0.9%
      159,800  Harley Davidson, Inc.                                        6,362,038
      635,200  Mattel, Inc.                                                 7,781,200
                                                                       --------------
                                                                           14,143,238
                                                                       --------------

               Lodging & Hotels - 0.4%
      230,000  Carnival Corp., Inc.                                         5,721,250
                                                                       --------------

               Machinery - Diversified - 0.3%
      100,000  Dover Corp.                                                  5,081,250
                                                                       --------------

               Manufacturing - 3.1%
       41,200  Corning, Inc.                                                8,137,000
      237,000  Honeywell International, Inc.                               13,272,000
       98,300  Illinois Tool Works, Inc.                                    6,297,344
      495,000  Tyco International, Ltd.                                    22,739,063
                                                                       --------------
                                                                           50,445,407
                                                                       --------------

               Oil & Gas - 7.0%
       68,000  Anadarko Petroleum Corp.                                     2,953,750
      201,000  Baker Hughes, Inc.                                           6,394,313
      159,900  Chevron Corp.                                               13,611,488
      340,826  Conoco, Inc., Class B                                        8,478,047
      400,023  Exxon Mobil Corp.                                           31,076,787
      398,200  Halliburton Co.                                             17,595,463
      253,100  Royal Dutch Petroleum Co.                                   14,521,613
      187,000  Schlumberger, Ltd.                                          14,317,188
      119,777  Transocean Sedco Forex, Inc.                                 5,629,519
                                                                       --------------
                                                                          114,578,168
                                                                       --------------

               Personal Care - 0.4%
      195,200  Gillette Co.                                                 7,222,400
                                                                       --------------

               Restaurants - 0.9%
      394,600  McDonald's Corp.                                            15,044,125
                                                                       --------------

               Retail - 5.1%
       38,200  Best Buy Co., Inc.                                           3,084,650(b)
       50,000  Circuit City Stores, Inc.                                    2,940,625
       86,000  Costco Wholesale Corp.                                       4,649,375
      178,000  Gap, Inc.                                                    6,541,500
      430,000  Home Depot, Inc.                                            24,106,875
      192,700  Target Corp.                                                12,826,594
      529,000  Wal-Mart Stores, Inc.                                       29,293,375
                                                                       --------------
                                                                           83,442,994
                                                                       --------------

               Retail - Food & Drug - 2.2%
      110,000  CVS Corp.                                                    4,785,000
      372,000  Kroger Co.                                                   6,905,250(b)
      245,000  Safeway, Inc.                                               10,810,625(b)
      463,500  Walgreen Co.                                                13,035,938
                                                                       --------------
                                                                           35,536,813
                                                                       --------------

               Services - Cyclical - 0.4%
       76,000  Omnicom Group, Inc.                                          6,920,750
                                                                       --------------

               Services - Technology - 1.0%
      155,000  Automatic Data Processing, Inc.                              8,340,938
      105,000  Electronic Data Systems Corp.                                7,218,750
                                                                       --------------
                                                                           15,559,688
                                                                       --------------

               Telephone & Telecommunications - 5.4%
      413,927  AT&T Corp.                                                  19,325,217
       31,950  AT&T Corp./Liberty Media Group                               1,016,409(b)
      135,000  Bell Atlantic Corp.                                          7,998,750
      614,250  MCI Worldcom, Inc.                                          27,909,984
       81,000  NEXTEL Communications, Inc., Class A                         8,864,438(b)
        8,600  NEXTEL Partners, Inc., Class A                                 188,663(b)
      494,492  SBC Communications, Inc.                                    21,664,931
                                                                       --------------
                                                                           86,968,392
                                                                       --------------

               Utilities - 1.5%
      154,800  Enron Corp.                                                 10,787,625
      548,400  Southern Co.                                                13,675,725
                                                                       --------------
                                                                           24,463,350
                                                                       --------------
               Total Common Stocks (cost $1,246,040,525)                1,578,822,237
                                                                       --------------

Principal
Amount
------------
               SHORT-TERM SECURITIES - 2.9%(a)
               Commercial Paper
$  17,800,000  Cargill Global Funding, 6.03% Due 5/1/2000                  17,800,000
   30,000,000  New Center Asset Trust, 6.0% Due 5/1/2000                   30,000,000
                                                                       --------------
               Total Short-Term Securities (at amortized cost)             47,800,000
                                                                       --------------
               Total Investments (cost $1,293,840,525)                 $1,626,622,237(c)
                                                                       ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Fund.

(b) Currently non-income producing.

(c) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $1,293,840,525 and the net unrealized appreciation of investments based on that cost was $332,781,712 which is comprised of $395,418,780 aggregate gross unrealized appreciation and $62,637,068 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Portfolio of Investments
April 30, 2000
(unaudited)

Shares                                                                          Value
-------------                                                            ------------
               COMMON STOCKS - 94.8%(a)
               Aerospace & Defense - 0.6%
        1,380  Boeing Co.                                                $     54,749
          690  General Dynamics Corp.                                          40,365
                                                                         ------------
                                                                               95,114
                                                                         ------------

               Airlines - 0.8%
          250  Delta Air Lines, Inc.                                           13,188
        4,790  Southwest Airlines Co.                                         103,883
                                                                         ------------
                                                                              117,071
                                                                         ------------

               Aluminum - 0.5%
        1,220  Alcoa, Inc.                                                     79,148
                                                                         ------------

               Automotive - 1.6%
          680  Delphi Automotive Systems Corp.                                 13,005
        1,990  Ford Motor Co.                                                 108,828
        1,250  General Motors Corp.                                           117,031
                                                                         ------------
                                                                              238,864
                                                                         ------------

               Banks - 5.7%
        2,380  Bank of America Corp.                                          116,620
        3,140  Bank of New York Co., Inc.                                     128,936
        1,030  Bank One Corp.                                                  31,415
        2,610  Chase Manhattan Corp.                                          188,083
          320  Comerica, Inc.                                                  13,560
          830  First Union Corp.                                               26,456
          400  Firstar Corp.                                                    9,950
        2,010  FleetBoston Financial Corp.                                     71,229
          820  Mellon Financial Corp.                                          26,343
          540  Morgan (J.P.) and Co., Inc.                                     69,323
          130  State Street Corp.                                              12,594
        1,100  U.S. Bancorporation                                             22,344
        1,040  Washington Mutual, Inc.                                         26,585
        3,020  Wells Fargo & Co.                                              124,009
                                                                         ------------
                                                                              867,447
                                                                         ------------

               Biotechnology - 0.2%
          630  Amgen, Inc.                                                     35,280
                                                                         ------------

               Broadcasting - 2.5%
          360  AT&T Corp./Liberty Media Group, Class A                         17,978(b)
          640  CBS Corp.                                                       37,600(b)
        2,260  Comcast Corp., Class A                                          90,541(b)
        2,710  Infinity Broadcasting Corp., Class A                            91,971(b)
          570  MediaOne Group, Inc.                                            43,106(b)
        4,300  USA Networks, Inc.                                              98,900
                                                                         ------------
                                                                              380,096
                                                                         ------------

               Building Materials - 0.1%
          840  Masco Corp.                                                     18,848
                                                                         ------------

               Chemicals - 1.2%
          450  Air Products & Chemicals, Inc.                                  13,978
          420  Dow Chemical Co.                                                47,460
        1,480  E.I. du Pont de Nemours and Co.                                 70,208
          280  PPG Industries, Inc.                                            15,225
          390  Praxair, Inc.                                                   17,331
          680  Rohm & Haas Co.                                                 24,225
                                                                         ------------
                                                                              188,427
                                                                         ------------

               Communications Equipment - 1.8%
          190  General Motors Corp., Class H                                   18,299(b)
        1,380  Lucent Technologies, Inc.                                       85,819
        1,090  Motorola, Inc.                                                 129,778
          360  Nokia Corp., ADR                                                20,475
          200  QUALCOMM, Inc.                                                  21,688
           70  Tellabs, Inc.                                                    3,837(b)
                                                                         ------------
                                                                              279,896
                                                                         ------------

               Computers - Hardware - 4.3%
          290  Apple Computer                                                  35,978(b)
        1,690  Compaq Computer Corp.                                           49,433
          660  Dell Computer Corp.                                             33,083(b)
        1,420  Hewlett Packard Co.                                            191,700
        2,160  International Business Machines Corp.                          241,110
        1,110  Sun Microsystems, Inc.                                         102,051
                                                                         ------------
                                                                              653,355
                                                                         ------------

               Computers - Networking - 2.3%
          290  3Com Corp.                                                      11,437(b)
        3,790  Cisco Systems, Inc.                                            262,754
          700  Nortel Networks Corp.                                           79,275
                                                                         ------------
                                                                              353,466
                                                                         ------------

               Computers - Peripherals - 1.2%
        1,180  EMC Corp.                                                      163,946(b)
          190  Lexmark International Group, Inc., Class A                      22,420(b)
                                                                         ------------
                                                                              186,366
                                                                         ------------

               Computers - Software & Services - 3.2%
        1,720  America Online, Inc.                                           102,878
          770  Computer Associates International, Inc.                         42,976
           50  Eprise Corp.                                                       497(b)
        2,040  Microsoft Corp.                                                142,290(b)
        2,180  Oracle Corp.                                                   174,264
          100  Saba Software, Inc.                                              2,844(b)
           50  SINA.com                                                           981(b)
          540  Unisys Corp.                                                    12,521(b)
                                                                         ------------
                                                                              479,251
                                                                         ------------

               Consumer Finance - 1.0%
        1,310  Household International, Inc.                                   54,693
        3,230  MBNA Corp.                                                      85,797
          160  Providian Financial Corp.                                       14,090
                                                                         ------------
                                                                              154,580
                                                                         ------------

               Distributors - Food & Health - 0.4%
          580  Cardinal Health, Inc.                                           31,936
          720  Sysco Corp.                                                     27,090
                                                                         ------------
                                                                               59,026
                                                                         ------------

               Electrical Equipment - 4.2%
        1,360  Emerson Electric Co.                                            74,630
        1,340  Flextronics International, Ltd.                                 94,135
        2,360  General Electric Co.                                           371,110
        1,280  Koninklijke (Royal) Philips Electronics N.V., ADR               57,120
          240  Rockwell International Corp.                                     9,450
          540  Solectron Corp.                                                 25,279
                                                                         ------------
                                                                              631,724
                                                                         ------------

               Electronics - 3.4%
        2,480  Intel Corp.                                                    314,495
          170  Micron Technology, Inc.                                         23,673(b)
           50  Silicon Laboratories, Inc.                                       4,350(b)
        1,090  Texas Instruments, Inc.                                        177,534
                                                                         ------------
                                                                              520,052
                                                                         ------------

               Entertainment - 1.2%
        2,320  Disney (Walt) Co.                                              100,485
          790  Time Warner, Inc.                                               71,051
          270  Viacom, Inc., Class B                                           14,681(b)
                                                                         ------------
                                                                              186,217
                                                                         ------------

               Equipment - Semiconductors - 0.7%
          660  Applied Materials, Inc.                                         67,196
          580  KLA Instruments Corp.                                           43,428
                                                                         ------------
                                                                              110,624
                                                                         ------------

               Financial - Diversified - 6.2%
          630  American Express Co.                                            94,539
        1,700  Associates First Capital Corp., Class A                         37,719
        6,460  Citigroup, Inc.                                                383,966
        3,260  Federal Home Loan Mortgage Corp.                               149,756
        2,800  Federal National Mortgage Association                          168,875
        1,470  Morgan Stanley Dean Witter & Co.                               112,823
                                                                         ------------
                                                                              947,678
                                                                         ------------

               Food & Beverage - 1.9%
          780  Bestfoods                                                       39,195
          560  Coca-Cola Co.                                                   26,355
        1,010  ConAgra, Inc.                                                   19,064
          410  General Mills, Inc.                                             14,914
          980  Heinz (H.J.) Co.                                                33,320
        2,490  PepsiCo, Inc.                                                   91,352
          390  Quaker Oats Co.                                                 25,423
          650  Ralston-Ralston Purina Group                                    11,497
        1,600  Sara Lee Corp.                                                  24,000
                                                                         ------------
                                                                              285,120
                                                                         ------------

               Freight & Shipping - 0.3%
        1,260  Burlington Northern Santa Fe, Inc.                              30,398
          290  FedEx Corp.                                                     10,929(b)
                                                                         ------------
                                                                               41,327
                                                                         ------------

               Health Care - Diversified - 4.0%
        2,330  Abbott Laboratories                                             89,559
        2,960  American Home Products Corp.                                   166,315
        1,900  Bristol-Myers Squibb Co.                                        99,631
        1,400  Johnson & Johnson                                              115,500
        1,190  Warner-Lambert Co.                                             135,437
                                                                         ------------
                                                                              606,442
                                                                         ------------

               Health Care - Drugs & Pharmaceuticals - 2.8%
          460  Eli Lilly & Co.                                                 35,564
        2,160  Merck & Co., Inc.                                              150,120
        1,640  Pfizer, Inc.                                                    69,085
        2,221  Pharmacia Corp.                                                110,911
        1,410  Schering-Plough Corp.                                           56,841
                                                                         ------------
                                                                              422,521
                                                                         ------------

               Health Care - Medical Products & Supplies - 0.7%
          810  Baxter International, Inc.                                      52,751
          730  Becton, Dickinson & Co.                                         18,706
          200  Guidant Corp.                                                   11,475(b)
          490  Medtronic, Inc.                                                 25,449
                                                                         ------------
                                                                              108,381
                                                                         ------------

               Health Care Management - 1.2%
        1,430  Columbia/HCA Healthcare Corp.                                   40,666
        4,060  Tenet Healthcare Corp.                                         103,530
          450  UnitedHealth Group, Inc.                                        30,038
                                                                         ------------
                                                                              174,234
                                                                         ------------

               Housewares & Household Products - 1.9%
          270  Clorox Co.                                                       9,923
        1,860  Colgate Palmolive Co.                                          106,253
          160  Energizer Holdings, Inc.                                         2,730(b)
        1,450  Kimberly-Clark Corp.                                            84,191
          870  Newell Rubbermaid, Inc.                                         21,913
        1,030  Procter & Gamble Co.                                            61,414
                                                                         ------------
                                                                              286,424
                                                                         ------------

               Insurance - 3.5%
          430  AFLAC, Inc.                                                     20,989
        1,310  Allstate Corp.                                                  30,949
          670  American General Corp.                                          37,520
        2,470  American International Group, Inc.                             270,928
          440  Chubb Corp.                                                     27,995
          600  CIGNA Corp.                                                     47,850
          480  Lincoln National Corp.                                          16,710
          440  Marsh & McLennan Cos., Inc.                                     43,368
          610  The Hartford Financial Services Group, Inc.                     31,834
                                                                         ------------
                                                                              528,143
                                                                         ------------

               Investment Banking & Brokerage - 0.8%
          180  Goldman Sachs Group, Inc.                                       16,785
          410  Merrill Lynch & Co., Inc.                                       41,794
        1,300  Schwab, Charles Corp.                                           57,850
                                                                         ------------
                                                                              116,429
                                                                         ------------

               Investment Management - 0.2%
          260  Standard & Poor's Depositary Receipts Trust                     37,724
                                                                         ------------

               Leisure Products - 0.5%
        1,840  Harley Davidson, Inc.                                           73,255
                                                                         ------------

               Machinery - Diversified - 1.2%
          690  Caterpillar, Inc.                                               27,212
          740  Deere & Co.                                                     29,878
        1,590  Dover Corp.                                                     80,792
          830  Ingersoll-Rand Co.                                              38,958
                                                                         ------------
                                                                              176,840
                                                                         ------------

               Manufacturing - 4.9%
        1,500  Avery Dennison Corp.                                            98,438
          240  Corning, Inc.                                                   47,400
           20  Danaher Corp.                                                    1,143
        2,288  Honeywell International, Inc.                                  128,128
        2,030  Illinois Tool Works, Inc.                                      130,047
          850  Minnesota Mining & Manufacturing Co.                            73,525
        3,890  Tyco International, Ltd.                                       178,697
        1,350  United Technologies Corp.                                       83,953
                                                                         ------------
                                                                              741,331
                                                                         ------------

               Office Equipment & Supplies - 0.2%
          750  Pitney Bowes, Inc.                                              30,656
                                                                         ------------

               Oil & Gas - 6.6%
        2,179  BP Amoco plc, ADR                                              111,119
        1,060  Chevron Corp.                                                   90,233
          440  Conoco, Inc., Class A                                           10,478
        4,886  Exxon Mobil Corp.                                              379,581
        1,240  Grant Prideco, Inc.                                             23,870(b)
        1,090  Halliburton Co.                                                 48,164
        1,860  Royal Dutch Petroleum Co.                                      106,718
        1,170  Schlumberger, Ltd.                                              89,578
        1,360  Texaco, Inc.                                                    67,320
           81  Transocean Sedco Forex, Inc.                                     3,807
          420  Unocal Corp.                                                    13,571
        1,420  Weatherford International, Inc.                                 57,688(b)
                                                                         ------------
                                                                            1,002,127
                                                                         ------------

               Paper & Forest Products - 0.6%
          370  Georgia-Pacific Corp.                                           13,598
        1,210  International Paper Co.                                         44,468
          510  Weyerhaeuser Co.                                                27,253
                                                                         ------------
                                                                               85,319
                                                                         ------------

               Personal Care - 0.2%
          720  Gillette Co.                                                    26,640
                                                                         ------------

               Photography & Imaging - 0.5%
          530  Eastman Kodak Co.                                               29,647
        1,470  Xerox Corp.                                                     38,863
                                                                         ------------
                                                                               68,510
                                                                         ------------

               Publishing - 0.6%
          670  Gannett Co., Inc.                                               42,796
          510  McGraw-Hill, Inc.                                               26,775
          890  Meredith Corp.                                                  24,753
                                                                         ------------
                                                                               94,324
                                                                         ------------

               Restaurants - 0.6%
        1,830  McDonald's Corp.                                                69,769
          500  Tricon Global Restaurants, Inc.                                 17,063(b)
                                                                         ------------
                                                                               86,832
                                                                         ------------

               Retail - 5.1%
        1,590  Circuit City Stores, Inc.                                       93,512
          420  Costco Wholesale Corp.                                          22,706
        4,730  Family Dollar Stores, Inc.                                      90,166
        1,240  Federated Department Stores                                     42,160(b)
          470  Gap, Inc.                                                       17,273
        1,190  Home Depot, Inc.                                                66,714
          690  Lowe's Companies                                                34,155
        1,020  May Department Stores Co.                                       28,050
          680  Sears, Roebuck & Co.                                            24,905
        2,340  Target Corp.                                                   155,756
        2,020  Wal-Mart Stores, Inc.                                          111,858
        2,030  Zale Corp.                                                      83,738(b)
                                                                         ------------
                                                                              770,993
                                                                         ------------

               Retail - Food & Drug - 0.7%
        1,050  Albertson's, Inc.                                               34,191
          540  CVS Corp.                                                       23,490
        1,260  Kroger Co.                                                      23,389(b)
          460  Safeway, Inc.                                                   20,298(b)
          360  Walgreen Co.                                                    10,125
                                                                         ------------
                                                                              111,493
                                                                         ------------

               Services - Cyclical - 0.2%
          470  Interpublic Group of Cos., Inc.                                 19,270
          160  Omnicom Group, Inc.                                             14,570
           50  Universal Access, Inc.                                           1,025(b)
                                                                         ------------
                                                                               34,865
                                                                         ------------

               Services - Technology - 1.3%
          770  Automatic Data Processing, Inc.                                 41,436
          370  Computer Sciences Corp.                                         30,178(b)
          890  Electronic Data Systems Corp.                                   61,188
        1,330  First Data Corp.                                                64,754
                                                                         ------------
                                                                              197,556
                                                                         ------------

               Telephone & Telecommunications - 7.2%
           50  AirGate PCS, Inc.                                                4,288(b)
          700  ALLTEL Corp.                                                    46,638
        3,850  AT&T Corp.                                                     179,747
        2,280  Bell Atlantic Corp.                                            135,090
        1,130  BellSouth Corp.                                                 55,017
          330  CenturyTel, Inc.                                                 8,085
        1,410  Cobson Communications Corp., Class A                            36,131(b)
          310  Global Crossing, Ltd.                                            9,765(b)
        1,470  GTE Corp.                                                       99,593
        2,870  MCI Worldcom, Inc.                                             130,406
        1,210  Microcell Telecommunications Corp., Class B                     42,199(b)
        4,120  SBC Communications, Inc.                                       180,508
          970  Sprint Corp. (FON Group)                                        59,655
          240  Sprint Corp. (PCS Group)                                        13,200
          580  US West, Inc.                                                   41,289
          320  Vodafone AirTouch plc, ADR                                      15,040
          620  Western Wireless Corp., Class A                                 30,806(b)
                                                                         ------------
                                                                            1,087,457
                                                                         ------------

               Utilities - 4.0%
        2,050  Coastal Corp.                                                  102,884
          190  Columbia Energy Group                                           11,923
          460  Dominion Resources, Inc.                                        20,700
          890  Duke Energy Corp.                                               51,175
        1,547  Dynegy, Inc.                                                   101,232
          380  Edison International                                             7,244
          300  El Paso Natural Gas Co.                                         12,750
        1,810  Enron Corp.                                                    126,134
          430  FPL Group, Inc.                                                 19,431
          270  PECO Energy Co.                                                 11,256
          590  Southern Co.                                                    14,713
          410  Texas Utilities Co.                                             13,812
        2,130  Unicom Corp.                                                    84,668
          620  Williams Cos., Inc.                                             23,134
                                                                         ------------
                                                                              601,056
                                                                         ------------
               Total Common Stocks (cost $13,749,277)                      14,378,529
                                                                         ------------
Principal
Amount
------------
               SHORT-TERM SECURITIES - 5.2%(a)
               U.S. Government Agency
$     790,000  Federal Home Loan Mortgage
               Corp. Discount Notes,
               5.88% Due 5/1/2000 (at amortized cost)                         790,000
                                                                         ------------
               Total Investments (cost $14,539,277)                      $ 15,168,529(c)
                                                                         ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Value Fund.

(b) Currently non-income producing.

(c) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $14,539,277 and the net unrealized appreciation of investments based on that cost was $629,252 which is comprised of $1,201,562 aggregate gross unrealized appreciation and $572,310 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) - American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Portfolio of Investments
April 30, 2000
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               CORPORATE BONDS - 82.2%(a)
               Aerospace & Defense - 0.3%
$   3,200,000  Condor Systems, Inc., Notes                                                     11.875%    5/1/2009 $  1,560,000
    2,000,000  Pentacon, Inc., Sr. Subordinated Notes, Series B                                 12.25%    4/1/2009    1,010,000
                                                                                                                   ------------
                                                                                                                      2,570,000
                                                                                                                   ------------

               Airlines - 0.7%
    3,000,000  Northwest Airlines, Corp., Notes                                                 7.625%   3/15/2005    2,565,000
    2,000,000  Northwest Airlines, Corp., Notes                                                 8.375%   3/15/2004    1,826,976
    2,000,000  U.S. Air, Inc., Sr. Secured Equipment Trust, Series 1993-A-3                    10.375%    3/1/2013    1,632,528
                                                                                                                   ------------
                                                                                                                      6,024,504
                                                                                                                   ------------

               Automotive - 1.1%
    4,000,000  Dura Operating Corp., Sr. Subordinated Notes, Series B                             9.0%    5/1/2009    3,580,000
    4,000,000  Hayes Lemmerz International, Inc., Sr. Subordinated Notes, Series B               8.25%  12/15/2008    3,450,000
    3,500,000  Venture Holdings Trust, Sr. Subordinated Notes                                    12.0%    6/1/2009    2,607,500
                                                                                                                   ------------
                                                                                                                      9,637,500
                                                                                                                   ------------

               Banks - 1.4%
    2,450,000  Chevy Chase Savings Bank, Subordinated Debentures                                 9.25%   12/1/2005    2,333,625
    5,000,000  GS Escrow Corp., Sr. Notes                                                       7.125%    8/1/2005    4,391,455
    5,000,000  Sovereign Bancorp, Inc., Sr. Notes                                                10.5%  11/15/2006    4,962,500
                                                                                                                   ------------
                                                                                                                     11,687,580
                                                                                                                   ------------

               Broadcasting & Media - 12.8%
    3,100,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                    13.0%  12/15/2009    3,119,375
    1,788,100  AMFM Operating, Inc., Payment-In-Kind Debentures                                12.625%  10/31/2006    2,056,315
    2,400,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                          Zero Coupon    11/1/2002       24,000(c)
   12,155,970  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                  Zero Coupon    5/15/2003      182,340(c)
    8,500,000  Avalon Cable Holdings, Sr. Discount Notes                                  Zero Coupon    12/1/2008    5,567,500
    2,650,000  Cable Satisfaction International, Unit Security                                  12.75%    3/1/2010    2,491,000
    1,500,000  Chancellor Media Corp., Sr. Notes                                                  8.0%   11/1/2008    1,498,125
    1,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                          8.75%   6/15/2007    1,407,000
    2,400,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                         8.125%  12/15/2007    2,403,000
    2,200,000  Charter Communication Holdings, Sr. Notes                                         8.25%    4/1/2007    1,969,000
    3,500,000  Charter Communications, Inc., Sr. Discount Notes                           Zero Coupon    1/15/2010    1,933,750
    4,800,000  Charter Communications, Inc., Sr. Notes                                           10.0%    4/1/2009    4,644,000
    2,000,000  CSC Holdings, Inc., Sr. Notes                                                    7.875%  12/15/2007    1,881,908
    4,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)                 Zero Coupon   12/15/2005    3,780,000
    1,600,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)                 Zero Coupon    2/15/2007    1,224,000
    8,000,000  DIVA Systems Corp., Sr. Discount Notes, Series B                           Zero Coupon     3/1/2008    4,440,000
    6,600,000  EchoStar DBS Corp., Sr. Notes                                                    9.375%    2/1/2009    6,435,000
    5,000,000  Grupo Televisa S.A., Sr. Notes (USD)                                            11.875%   5/15/2006    5,962,500
    2,000,000  Insight Midwest, Sr. Notes                                                        9.75%   10/1/2009    2,035,000
    5,600,000  NTL Communications Corp., Sr. Notes, Series B                                     11.5%   10/1/2008    5,712,000
    3,000,000  NTL, Inc., Convertible Subordinated Notes                                         5.75%  12/15/2009    2,651,250
    1,200,000  NTL, Inc., Sr. Notes, Series B                                                    10.0%   2/15/2007    1,170,000
    4,000,000  Olympus Communications, LP, Sr. Notes                                           10.625%  11/15/2006    4,080,000
    2,500,000  OnePoint Communications Corp., Sr. Notes, Series B                                14.5%    6/1/2008    1,637,500
    2,800,000  ONO Finance plc, Notes (USD)                                                      13.0%    5/1/2009    2,870,000
    2,000,000  Optel, Inc., Sr. Notes, Series B                                                  11.5%    7/1/2008    1,590,000(c)
    4,600,000  RCN Corp., Sr. Discount Notes                                              Zero Coupon   10/15/2007    2,955,500
    5,500,000  Renaissance Media Group, LLC, Sr. Discount Notes                           Zero Coupon    4/15/2008    3,740,000
    2,800,000  Rogers Cablesystems, Ltd., Sr. Secured Second Priority Notes                     9.625%    8/1/2002    2,842,000
      735,528  Scott Cable Communications, Inc., Payment-In-Kind Jr. Subordinated Notes          16.0%   7/18/2002      209,625
    4,000,000  Sinclair Broadcast Group, Inc., Sr. Subordinated Notes                             9.0%   7/15/2007    3,600,000
    3,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                          11.5%   5/15/2005    1,767,500(c)
    3,400,000  Telewest Communications plc, Sr. Discount Notes (USD)                      Zero Coupon     2/1/2010    1,912,500
    2,800,000  Telewest Communications plc, Sr. Discount Notes (USD)                      Zero Coupon    4/15/2009    1,603,000
    2,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                  Zero Coupon    5/15/2006    2,262,500
    7,200,000  United International Holdings, Inc., Sr. Notes, Series B                   Zero Coupon    2/15/2008    4,716,000
    3,100,000  United Pan-Europe Communications N.V., Sr. Discount Notes (USD)            Zero Coupon     2/1/2010    1,503,500
    5,150,000  United Pan-Europe Communications N.V., Sr. Discount Notes (USD)            Zero Coupon    11/1/2009    2,549,250
    3,000,000  XM Satellite Radio, Inc., Unit Security                                           14.0%   3/15/2010    2,715,000
    5,250,000  Young Broadcasting, Inc., Sr. Subordinated Notes                                 11.75%  11/15/2004    5,289,375
                                                                                                                   ------------
                                                                                                                    110,430,313
                                                                                                                   ------------

               Building Materials - 0.9%
    4,000,000  CEMEX S.A. de C.V., Notes (USD)                                                  12.75%   7/15/2006    4,470,000
    2,500,000  Formica Corp., Sr. Subordinated Notes, Series B                                 10.875%    3/1/2009    2,162,500
    1,200,000  Nortek, Inc., Sr. Notes, Series B                                                8.875%    8/1/2008    1,089,000
                                                                                                                   ------------
                                                                                                                      7,721,500
                                                                                                                   ------------

               Chemicals - 1.0%
    3,200,000  Avecia Group plc, Sr. Notes (USD)                                                 11.0%    7/1/2009    3,264,000
    3,000,000  Sovereign Specialty Chemicals, Inc., Sr. Subordinated Notes                     11.875%   3/15/2010    3,045,000
    2,000,000  Sterling Chemicals, Inc., Sr. Secured Notes, Series B                           12.375%   7/15/2006    2,090,000
                                                                                                                   ------------
                                                                                                                      8,399,000
                                                                                                                   ------------

               Conglomerates - 0.2%
    2,000,000  Jordan Industries, Inc., Sr. Notes, Series D                                    10.375%    8/1/2007    1,870,000
                                                                                                                   ------------

               Consumer Products - 0.6%
    2,000,000  AMM Holdings, Inc., Sr. Discount Notes                                     Zero Coupon     7/1/2009      212,500
      200,000  Holmes Products Corp., Sr. Subordinated Notes, Series B                          9.875%  11/15/2007      124,000
    2,800,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                          9.875%  11/15/2007    1,736,000
    2,000,000  Moll Industries, Inc., Sr. Subordinated Notes                                    10.5%     7/1/2008      650,000
    2,700,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                       12.75%   8/15/2007    2,484,000
                                                                                                                   ------------
                                                                                                                      5,206,500
                                                                                                                   ------------

               Environmental - 0.7%
    1,200,000  Allied Waste, North America, Sr. Notes, Series B                                 7.625%    1/1/2006      894,000
    1,800,000  IT Group, Inc., Sr. Subordinated Notes, Series B                                 11.25%    4/1/2009    1,629,000
    3,700,000  Norcal Waste Systems, Inc., Sr. Notes, Series B                                   13.5%  11/15/2005    3,866,500
                                                                                                                   ------------
                                                                                                                      6,389,500
                                                                                                                   ------------

               Finance - Consumer - 0.9%
    5,600,000  Altiva Financial Corp., Subordinated Notes                                        12.5%   12/1/2001    1,148,000(c)
    4,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                               10.875%  11/15/2006    3,980,000
    2,598,000  HomeSide, Inc., Sr. Notes, Series B                                              11.25%   5/15/2003    2,841,563
    3,650,000  United Companies Financial Corp., Subordinated Notes                             8.375%    7/1/2005      109,500(c)
                                                                                                                   ------------
                                                                                                                      8,079,063
                                                                                                                   ------------

               Finance - Other - 0.8%
    2,800,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                     11.05%    9/9/2010    2,380,000
    5,000,000  Williams Scotsman, Inc., Sr. Notes                                               9.875%    6/1/2007    4,575,000
                                                                                                                   ------------
                                                                                                                      6,955,000
                                                                                                                   ------------

               Food & Beverage - 0.9%
    4,600,000  Ameriserve Food Distribution, Inc., Sr. Notes                                    8.875%  10/15/2006      161,000(c)
    3,200,000  Fleming Companies, Inc., Sr. Subordinated Notes, Series B                       10.625%   7/31/2007    2,688,000
    3,600,000  Grupo Azucarero Mexico, Sr. Notes (USD)                                           11.5%   1/15/2005    1,485,000(c)
    5,500,000  Imperial Holly Corp., Sr. Subordinated Notes                                      8.75%  12/15/2007    1,127,500
    2,250,000  Packaged Ice, Inc., Sr. Notes, Series B                                           9.75%    2/1/2005    1,833,750
                                                                                                                   ------------
                                                                                                                      7,295,250
                                                                                                                   ------------

               Health Care - Drugs & Pharmaceuticals - 0.2%
    1,500,000  Bio-Rad Laboratories, Inc., Sr. Subordinated Notes                              11.625%   2/15/2009    1,537,500
                                                                                                                   ------------

               Health Care - Medical Products & Supplies - 0.7%
    3,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes                      9.0%    2/1/2008    2,775,000
    3,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes                      9.0%    2/1/2008    2,775,000
                                                                                                                   ------------
                                                                                                                      5,550,000
                                                                                                                   ------------

               Health Care Management - 1.6%
    4,800,000  Concentra Operating Corp., Sr. Subordinated Notes                                 13.0%   8/15/2009    3,624,000
    4,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                       11.25%    7/1/2010    3,611,800
    1,900,000  Integrated Health Services, Inc., Convertible Sr. Subordinated Debentures         5.75%    1/1/2001          594(c)
    2,500,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A                9.25%   1/15/2008       62,500(c)
    2,200,000  Quorum Health Group, Inc., Sr. Subordinated Notes                                 8.75%   11/1/2005    2,035,000
    2,000,000  Tenet Healthcare Corp., Sr. Subordinated Notes, Series B                         8.125%   12/1/2008    1,870,000
    2,200,000  Triad Hospital Holdings, Inc., Sr. Subordinated Notes, Series B                   11.0%   5/15/2009    2,299,000
                                                                                                                   ------------
                                                                                                                     13,502,894
                                                                                                                   ------------

               Health Care Services - 1.9%
    2,800,000  Dynacare, Inc., Sr. Notes                                                        10.75%   1/15/2006    2,534,000
    4,500,000  Hanger Orthopedic Group, Inc., Sr. Secured Notes                                 11.25%   6/15/2009    3,577,500
    5,000,000  Insight Health Services Corp., Sr. Subordinated Notes, Series B                  9.625%   6/15/2008    4,325,000
    4,000,000  MedPartners, Inc., Sr. Notes                                                     7.375%   10/1/2006    3,260,000
    2,000,000  Unilab Corp, Sr. Subordinated Notes Kelso & Company previously                   12.75%   10/1/2009    2,010,000
    2,000,000  Universal Hospital Services, Inc., Sr. Notes                                     10.25%    3/1/2008      770,000
                                                                                                                   ------------
                                                                                                                     16,476,500
                                                                                                                   ------------

               Homebuilding - 0.8%
    2,600,000  Fortress (The) Group, Inc., Sr. Notes                                            13.75%   5/15/2003    1,521,000
    2,500,000  Lennar Corp., Sr. Notes                                                           9.95%    5/1/2010    2,307,825
    4,000,000  Peters (J.M.) Co., Inc., Sr. Notes                                               12.75%    5/1/2002    3,420,000
                                                                                                                   ------------
                                                                                                                      7,248,825
                                                                                                                   ------------

               Insurance - 0.5%
    5,000,000  Symons International Group Capital Trust I, Bond                                   9.5%   8/15/2027    1,000,000
    2,500,000  Veritas Capital Trust, Trust Preferred Securities                                 10.0%    1/1/2028    1,000,000
    2,880,000  Veritas Holdings GMBH, Sr. Notes                                                 9.625%  12/15/2003    2,700,000
                                                                                                                   ------------
                                                                                                                      4,700,000
                                                                                                                   ------------

               Leisure & Entertainment - 0.2%
    2,777,000  AMF Bowling Worldwide, Inc., Sr. Subordinated Discount Notes, Series B     Zero Coupon    3/15/2006      652,595
    4,000,000  Production Resource Group, LLC, Sr. Subordinated Notes                            11.5%   1/15/2008    1,420,000
                                                                                                                   ------------
                                                                                                                      2,072,595
                                                                                                                   ------------

               Lodging & Hotels - 0.4%
    2,700,000  CapStar Hotel Company, Convertible Subordinated Notes
               (Meristar Hospitality Corp.)                                                      4.75%  10/15/2004    1,998,000
    3,400,000  Silverleaf Resorts, Inc., Sr. Subordinated Notes                                  10.5%    4/1/2008    1,207,000
                                                                                                                   ------------
                                                                                                                      3,205,000
                                                                                                                   ------------

               Machinery & Equipment - 3.1%
    4,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B               Zero Coupon     8/1/2009    1,700,000
    2,800,000  Blount, Inc., Sr. Subordininated Notes                                            13.0%   8/15/2009    2,758,000
    4,100,000  Budget Group, Inc., Sr. Notes                                                    9.125%    4/1/2006    3,341,500
    2,000,000  Eagle-Picher, Inc., Sr. Subordinated Notes                                       9.375%    3/1/2008    1,700,000
    4,000,000  Motor Coach Industries International, Inc., Sr. Subordinated Notes               11.25%    5/1/2009    3,880,000
    4,800,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                         9.0%    6/1/2002    4,824,000
    2,000,000  Navistar International Corp., Sr. Notes, Series B                                  7.0%    2/1/2003    1,930,000
    1,600,000  Navistar International Corp., Sr. Subordinated Notes, Series B                     8.0%    2/1/2008    1,512,000
    2,000,000  United Rentals, Inc., Notes, Series B                                              9.0%    4/1/2009    1,780,000
    4,000,000  United Rentals, Inc., Sr. Subordinated Notes, Series B                            9.25%   1/15/2009    3,630,000
                                                                                                                   ------------
                                                                                                                     27,055,500
                                                                                                                   ------------

               Metals & Mining - 0.4%
    1,600,000  Altos Hornos de Mexico, Bonds, Series B (USD)                                   11.875%   4/30/2004      756,000(c)
    3,000,000  Echo Bay Mines, Bonds                                                      Zero Coupon     4/1/2027    1,905,000
    2,000,000  Republic Technologies International, Inc./RTI Capital, Sr. Notes                 13.75%   7/15/2009      470,000(c)
                                                                                                                   ------------
                                                                                                                      3,131,000
                                                                                                                   ------------

               Oil & Gas - 1.4%
    5,000,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                           9.875%   6/15/2007    2,900,000
    6,000,000  National Energy Group, Inc., Sr. Notes, Series D                                 10.75%   11/1/2006    3,360,000(c)
    2,000,000  Pride Petroleum Services, Inc., Sr. Notes                                        9.375%    5/1/2007    1,972,500
    3,000,000  RAM Energy, Inc., Sr. Notes                                                       11.5%   2/15/2008    1,492,500
    2,000,000  RBF Finance Co., Sr. Notes                                                      11.375%   3/15/2009    2,140,000
                                                                                                                   ------------
                                                                                                                     11,865,000
                                                                                                                   ------------

               Packaging & Containers - 2.2%
    5,544,495  BPC Holding Corp., Sr. Secured Notes, Series B                                   12.50%   6/15/2006    4,962,323
    2,400,000  Consolidated Container Co., LLC, Sr. Subordinated Notes                         10.125%   7/15/2009    2,382,000
    3,600,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                                9.5%    3/1/2007    2,898,000
    3,600,000  Radnor Holdings Corp., Sr. Notes                                                  10.0%   12/1/2003    3,186,000
    3,000,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                      Zero Coupon    3/15/2008    1,612,500
    2,191,000  Silgan Holdings, Inc., Subordinated Debentures                                   13.25%   7/15/2006    2,432,010
    1,800,000  Vicap, S.A. de C.V., Guaranteed Sr. Notes (USD)                                 11.375%   5/15/2007    1,683,000
                                                                                                                   ------------
                                                                                                                     19,155,833
                                                                                                                   ------------

               Paper & Forest Products - 0.5%
    2,400,000  APP Finance (II) Mauritius, Ltd., Guaranteed Preferred Securities,
               Series B (USD)                                                                    12.0%   2/15/2004    1,326,000
    2,000,000  FSW International Finance Co. B.V., Guaranteed Secured Notes (USD)               12.50%   11/1/2006      565,000(c)
    1,200,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                          10.0%    7/1/2007      795,000
    2,400,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                                    10.25%   10/1/2002    1,938,000
                                                                                                                   ------------
                                                                                                                      4,624,000
                                                                                                                   ------------

               Publishing - 1.9%
    3,040,000  Dimac Corp., Sr. Subordinated Notes                                               12.5%   10/1/2008       45,600(c)
    4,000,000  Mail-Well Corp., Bonds, Series B                                                  8.75%  12/15/2008    3,500,000
    5,700,000  MDC Communications Corp., Sr. Subordinated Notes                                  10.5%   12/1/2006    5,386,500
    3,000,000  PRIMEDIA, Inc., Sr. Notes                                                        10.25%    6/1/2004    3,045,000
    4,150,000  Sullivan Graphics, Inc., Sr. Subordinated Notes                                  12.75%    8/1/2005    4,233,000
                                                                                                                   ------------
                                                                                                                     16,210,100
                                                                                                                   ------------

               Retail - 0.9%
    2,000,000  County Seat Stores, Inc., Units                                                  12.75%   11/1/2004       30,000(c)
    2,250,000  F & M Distributors, Inc., Sr. Subordinated Notes                                 11.50%   4/15/2003       28,125(c)
    3,000,000  Group1 Automotive, Inc., Sr. Subordinated Notes                                 10.875%    3/1/2009    2,655,000
    4,000,000  Hollywood Entertainment Corp., Sr. Subordinated Notes, Series B                 10.625%   8/15/2004    3,520,000
    2,000,000  J. Crew Group, Sr. Discount Debentures, Series B                           Zero Coupon   10/15/2008    1,110,000
                                                                                                                   ------------
                                                                                                                      7,343,125
                                                                                                                   ------------

               Retail - Food - 0.9%
    5,150,000  Jitney-Jungle Stores of America, Sr. Notes                                        12.0%    3/1/2006      952,750(c)
    4,603,050  Smith's Food & Drug Centers, Pass Through Certificates                            8.64%    7/2/2012    4,736,331
    2,000,000  Stater Brothers Holdings, Sr. Notes                                              10.75%   8/15/2006    1,995,000
                                                                                                                   ------------
                                                                                                                      7,684,081
                                                                                                                   ------------

               Services - 0.7%
    2,800,000  Building One Services Corp., Sr. Subordinated Notes                               10.5%    5/1/2009    2,555,000
    2,000,000  Discovery Zone, Inc., Sr. Notes                                                   13.5%    8/1/2002       12,500(c)
      500,000  Discovery Zone, Inc., Sr. Notes                                                   13.5%    5/1/2002        7,500(c)
    4,000,000  KinderCare Learning Centers, Inc., Sr. Subordinated Notes                          9.5%   2/15/2009    3,630,000
                                                                                                                   ------------
                                                                                                                      6,205,000
                                                                                                                   ------------

               Technology - Hardware - 2.2%
    3,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                         12.75%    2/1/2007    2,865,000
    2,750,000  ASAT Finance, LLC, Sr. Notes                                                      12.5%   11/1/2006    2,915,000
    1,700,000  Dictaphone Corp., Sr. Subordinated Notes                                         11.75%    8/1/2005    1,717,000
    3,350,000  Integrated Circuit Systems, Inc., Sr. Subordinated Notes                          11.5%   5/15/2009    3,701,750
    1,755,000  Intersil Corp., Sr. Subordinated Notes                                           13.25%   8/15/2009    1,991,925
    1,600,000  MCMS, Inc., Sr. Subordinated Notes, Series B                                      9.75%    3/1/2008      808,000
    2,800,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                        10.948%    3/1/2008    1,414,000
    3,200,000  Unisys Corp., Sr. Notes                                                          11.75%  10/15/2004    3,472,000
                                                                                                                   ------------
                                                                                                                     18,884,675
                                                                                                                   ------------

               Technology - Services - 0.4%
    2,400,000  Protection One Alarm Monitoring, Inc., Convertible
               Sr. Subordinated Notes (USD)                                                      6.75%   9/15/2003    1,266,000
    2,550,000  PTC International Finance B.V., Sr. Secured Notes (USD)                    Zero Coupon     7/1/2007    1,816,875
                                                                                                                   ------------
                                                                                                                      3,082,875
                                                                                                                   ------------

               Telecommunications - Data/Internet - 5.9%
    1,500,000  Advanced Radio Telecom Corp., Sr. Notes                                          14.00%   2/15/2007    1,449,375
    4,000,000  Convergent Communications, Inc., Sr. B Notes                                      13.0%    4/1/2008    2,820,000
    4,900,000  Covad Communications Group, Inc., Sr. Discount Notes, Series B             Zero Coupon    3/15/2008    3,013,500
    1,500,000  Covad Communications Group, Inc., Sr. Notes                                       12.0%   2/15/2010    1,417,500
    2,500,000  Cybernet Internet Services International, Sr. Notes                               14.0%    7/1/2009    1,937,500
    4,000,000  Exodus Communications, Inc., Sr. Notes                                           11.25%    7/1/2008    4,070,000
    6,900,000  FirstWorld Communications, Inc., Sr. Discount Notes                        Zero Coupon    4/15/2008    3,139,500
    3,500,000  Globix Corp., Sr. Notes                                                           12.5%    2/1/2010    3,097,500
    3,350,000  NorthPoint Communications Group, Notes                                          12.875%   2/15/2010    2,998,250
    1,600,000  PSINet, Inc., Sr. Notes                                                           10.5%   12/1/2006    1,412,000
    4,000,000  PSINet, Inc., Sr. Notes, Series B                                                 10.0%   2/15/2005    3,560,000
    5,800,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B                 Zero Coupon    5/15/2008    2,871,000
    1,900,000  Rhythms NetConnections, Inc., Sr. Notes                                           14.0%   2/15/2010    1,691,000
    2,600,000  Rhythms NetConnections, Inc., Sr. Notes                                          12.75%   4/15/2009    2,210,000
    6,500,000  Splitrock Services, Inc., Notes, Series B                                        11.75%   7/15/2008    6,922,500
    2,000,000  Verio, Inc., Sr. Notes                                                           11.25%   12/1/2008    1,980,000
    2,000,000  Verio, Inc., Sr. Notes                                                          10.625%  11/15/2009    1,925,000
    8,400,000  Wam!Net, Inc., Sr. Discount Notes, Series B                                      13.25%    3/1/2005    4,662,000
                                                                                                                   ------------
                                                                                                                     51,176,625
                                                                                                                   ------------

               Telecommunications - Wireless - 11.4%
    3,600,000  Airgate PCS, Inc., Sr. Subordinated Notes                                  Zero Coupon    10/1/2009    2,115,000
    7,125,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes                             Zero Coupon    2/15/2010    3,740,625
    3,500,000  American Mobile Satellite Corp., Sr. Notes, Series B                             12.25%    4/1/2008    2,572,500
    1,200,000  Arch Communications Group, Inc., Sr. Notes                                       13.75%   4/15/2008    1,008,000
    2,000,000  At Track Communications, Inc., Sr. Notes, Series B                               13.75%   9/15/2005    1,090,000
    3,600,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                        10.75%  12/15/2008    3,600,000
    4,000,000  Clearnet Communications, Inc., Sr. Discount Notes                          Zero Coupon   12/15/2005    4,080,000
    3,600,000  Crown Castle International Corp., Sr. Discount Notes                       Zero Coupon    5/15/2011    2,178,000
    2,000,000  Crown Castle International Corp., Sr. Notes                                        9.5%    8/1/2011    1,920,000
    5,000,000  Dolphin Telecom plc, Sr. Discount Notes (USD)                              Zero Coupon     6/1/2008    1,625,000
    1,800,000  ICO Global Communications, Units                                                  15.0%    8/1/2005    1,053,000(c)
    2,800,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                                    13.0%   7/15/2005       91,000(c)
    3,150,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                                    14.0%   7/15/2005      102,375(c)
      800,000  Iridium LLC/Capital Corp., Sr. Notes, Series C                                   11.25%   7/15/2005       26,000(c)
    8,400,000  McCaw International, Ltd., Sr. Discount Notes                              Zero Coupon    4/15/2007    6,174,000
    3,800,000  Metrocall, Inc., Sr. Subordinated Notes                                           11.0%   9/15/2008    3,154,000
    4,800,000  Microcell Telecommunications, Inc., Sr. Discount Notes                     Zero Coupon     6/1/2006    4,356,000
    8,000,000  Millicom International Cellular, Sr. Discount Notes                        Zero Coupon     6/1/2006    6,760,000
    2,000,000  Nextel Communications, Inc., Sr. Discount Notes                            Zero Coupon   10/31/2007    1,445,000
   10,500,000  Nextel Communications, Inc., Sr. Notes                                           9.375%  11/15/2009   10,080,000
    2,300,000  Nextel Partners, Inc., Sr. Notes                                                  11.0%   3/15/2010    2,265,500
    8,700,000  Orion Network Systems, Inc., Sr. Discount Notes                            Zero Coupon    1/15/2007    3,349,500
    4,700,000  Orion Network Systems, Inc., Sr. Notes                                           11.25%   1/15/2007    3,172,500
    5,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                            15.0%    2/1/2005    5,025,000
    2,400,000  Pinnacle Holdings, Inc., Sr. Discount Notes                                Zero Coupon    3/15/2008    1,596,000
    1,950,000  Price Communications Wireless, Inc., Sr. Subordinated Notes                      11.75%   7/15/2007    2,115,750
      600,000  PTC International Finance II S.A., Sr. Subordinated Notes (USD)                  11.25%   12/1/2009      627,000
    6,600,000  SpectraSite Holdings, Inc., Sr. Discount Notes                             Zero Coupon    4/15/2009    3,663,000
    4,100,000  SpectraSite Holdings, Inc., Sr. Discount Notes                             Zero Coupon    3/15/2010    2,142,250
    2,000,000  Telesystem International Wireless, Inc., Sr. Discount Notes, Series B      Zero Coupon    6/30/2007    1,270,000
      480,118  Teletrac, Inc., Notes                                                              9.0%    1/1/2004      304,875
       28,807  Teletrac, Inc., Payment-In-Kind Notes                                             12.0%   10/1/2004       18,436
      113,649  Teletrac, Inc., Sr. Secured Notes                                                 10.0%   9/29/2000      119,900
    4,000,000  Tritel PCS, Inc., Sr. Subordinated Notes                                   Zero Coupon    5/15/2009    2,660,000
    3,700,000  Ubqitel Operating Co., Unit Security                                       Zero Coupon    4/15/2010    2,146,000
    6,000,000  UNIFI Communications, Inc., Sr. Notes                                             14.0%    3/1/2004       36,000(c)
    3,100,000  USA Mobile Communications, Inc., Sr. Notes                                        14.0%   11/1/2004    2,914,000
    2,500,000  VIALOG Corp., Sr. Notes, Series B                                                12.75%  11/15/2001    2,037,500
    3,200,000  Voicestream Wireless Corp., Sr. Notes                                           10.375%  11/15/2009    3,264,000
    5,000,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes                    Zero Coupon     2/1/2008    2,275,000
                                                                                                                   ------------
                                                                                                                     98,172,711
                                                                                                                   ------------

               Telecommunications - Wireline - 16.2%
    3,000,000  360Networks, Inc., Sr. Notes                                                      13.0%    5/1/2008    2,962,500
    2,000,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                     12.625%   5/15/2009    1,945,000
    2,000,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                     12.125%   5/15/2006    1,955,000
    3,200,000  Allegiance Telecom, Inc., Sr. Discount Notes, Series B                     Zero Coupon    2/15/2008    2,272,000
    2,000,000  Birch Telecom, Inc., Sr. Notes                                                    14.0%   6/15/2008    2,012,500
    3,150,000  Call-Net Enterprises, Inc., Sr. Discount Notes                             Zero Coupon    8/15/2007    1,496,250
    3,000,000  Call-Net Enterprises, Inc., Sr. Notes                                            9.375%   5/15/2009    2,055,000
    2,000,000  CapRock Communications Corp., Sr. Notes                                           11.5%    5/1/2009    1,880,000
    1,000,000  CapRock Communications Corp., Sr. Notes, Series B                                 12.0%   7/15/2008      967,500
    2,000,000  Colo.com, Unit Security                                                         13.875%   3/15/2010    2,050,000
    2,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)                  Zero Coupon    2/15/2009    1,464,500
    6,500,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                           Zero Coupon     3/1/2008    2,762,500
    2,800,000  Energis plc, Sr. Unsubordinated Notes (USD)                                       9.75%   6/15/2009    2,786,000
    5,150,000  Esprit Telecom Group plc, Sr. Notes (USD)                                         11.5%  12/15/2007    4,506,250
      800,000  Focal Communications Corp., Sr. Discount Notes, Series B                   Zero Coupon    2/15/2008      524,000
    2,700,000  Focal Communications Corp., Sr. Notes                                           11.875%   1/15/2010    2,716,875
    1,200,000  Global TeleSystems Group, Inc., Sr. Notes                                        9.875%   2/15/2005      936,000
    5,300,000  GST Equipment Funding, Inc., Sr. Secured Notes                                   13.25%    5/1/2007    2,941,500(c)
    1,000,000  GST Telecommunications, Inc., Sr. Discount Notes                           Zero Coupon   12/15/2005      650,000(c)
    7,500,000  GT Group Telecom, Inc., Unit Security                                      Zero Coupon     2/1/2010    4,050,000
    1,200,000  Hyperion Telecommunications, Inc., Sr. Discount Notes, Series B            Zero Coupon    4/15/2003    1,119,000
    2,000,000  Hyperion Telecommunications, Inc., Sr. Notes, Series B                           12.25%    9/1/2004    2,085,000
    1,900,000  IMPSAT Fiber Networks, Inc., Sr. Notes                                           13.75%   2/15/2005    1,767,000
    3,400,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                          Zero Coupon     5/1/2006    2,737,000
    4,750,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B              Zero Coupon     3/1/2009    2,873,750
    1,200,000  Intermedia Communications, Inc., Sr. Notes                                         8.6%    6/1/2008    1,098,000
    3,100,000  Intermedia Communications, Inc., Sr. Notes, Series B                               8.5%   1/15/2008    2,836,500
    2,800,000  Ionica plc, Sr. Notes (USD)                                                       13.5%   8/15/2006       56,000(c)
    1,900,000  Jazztel plc, Sr. Notes (USD)                                                      14.0%    4/1/2009    1,957,000
    6,000,000  Level 3 Communications, Inc., Sr. Discount Notes                           Zero Coupon    12/1/2008    3,450,000
    1,500,000  Level 3 Communications, Inc., Sr. Discount Notes                           Zero Coupon    3/15/2010      783,750
    5,000,000  Logix Communications Enterprises, Inc., Sr. Notes                                12.25%   6/15/2008    2,225,000
    3,800,000  Madison River Capital, Sr. Notes                                                 13.25%    3/1/2010    3,591,000
    1,600,000  Metromedia Fiber Network, Inc., Sr. Notes                                         10.0%  12/15/2009    1,532,000
    2,800,000  Metromedia Fiber Network, Inc., Sr. Notes, Series B                               10.0%  11/15/2008    2,674,000
    4,900,000  MGC Communications, Inc., Sr. Notes                                               13.0%    4/1/2010    4,532,500
    1,300,000  MJD Communications, Inc., Notes, Series B (Variable Rate)                       10.321%    5/1/2008    1,253,408
    3,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                    Zero Coupon    11/1/2007    2,122,500
    1,600,000  NEXTLINK Communications, Inc., Sr. Notes                                         9.625%   10/1/2007    1,504,000
    3,200,000  NEXTLINK Communications, LLC, Sr. Notes                                           12.5%   4/15/2006    3,360,000
    5,000,000  Northeast Optic Network, Inc., Sr. Notes                                         12.75%   8/15/2008    4,875,000
    5,000,000  Pathnet, Inc., Sr. Notes                                                         12.25%   4/15/2008    3,325,000
    5,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                            14.0%   12/1/2007    1,375,000(c)
    4,000,000  Primus Telecommunications Group, Inc., Sr. Notes                                 11.25%   1/15/2009    3,630,000
    3,600,000  Primus Telecommunications Group, Inc., Sr. Notes                                 11.75%    8/1/2004    3,384,000
    5,700,000  RSL Communications plc, Sr. Notes (USD)                                         12.875%    3/1/2010    5,472,000
    1,200,000  RSL Communications plc, Notes (USD)                                              9.875%  11/15/2009      942,000
    2,000,000  Startec Global Communications, Inc., Sr. Notes                                    12.0%   5/15/2008    1,630,000
    1,900,000  Telegroup, Inc., Sr. Discount Notes                                        Zero Coupon    11/1/2004    1,035,500(c)
    4,000,000  Teligent, Inc., Sr. Discount Notes, Series B                               Zero Coupon     3/1/2008    2,100,000
    3,200,000  Teligent, Inc., Sr. Notes                                                         11.5%   12/1/2007    2,768,000
    5,050,000  US Unwired, Inc., Sr. Discount Notes                                       Zero Coupon    11/1/2009    2,853,250
    6,000,000  USN Communications, Inc., Sr. Discount Notes, Series B                     Zero Coupon    8/15/2004      480,000(c)
    2,800,000  VersaTel Telecom B.V., Sr. Notes (USD)                                           13.25%   5/15/2008    2,856,000
    1,200,000  Versatel Telecom International N.V., Sr. Notes (USD)                            11.875%   7/15/2009    1,182,000
    6,500,000  Viatel, Inc., Sr. Discount Notes                                           Zero Coupon    4/15/2008    3,640,000
    3,900,000  Williams Communications Group, Sr. Notes                                        10.875%   10/1/2009    3,939,000
    4,000,000  WinStar Communications, Inc., Sr. Notes                                           12.5%   4/15/2008    3,860,000
    2,000,000  Worldwide Fiber, Inc., Sr. Notes                                                  12.5%  12/15/2005    1,990,000
    2,100,000  Worldwide Fiber, Inc., Sr. Notes                                                  12.0%    8/1/2009    1,953,000
                                                                                                                   ------------
                                                                                                                    139,780,533
                                                                                                                   ------------

               Textiles & Apparel - 0.9%
    3,150,000  CMI Industries, Inc., Sr. Subordinated Notes                                       9.5%   10/1/2003    1,882,125
    4,000,000  Dan River, Inc., Sr. Subordinated Notes                                         10.125%  12/15/2003    3,760,000
    2,400,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B                12.25%    4/1/2006    2,280,000
                                                                                                                   ------------
                                                                                                                      7,922,125
                                                                                                                   ------------

               Transportation - 1.1%
    2,200,000  Allied Holdings, Inc., Sr. Notes, Series B                                       8.625%   10/1/2007    1,963,500
    3,600,000  Equimar Shipholdings, Ltd., First Priority Mtg                                   9.875%    7/1/2007    1,602,000
    2,000,000  Transportacion Maritima, Sr. Notes (USD)                                          10.0%  11/15/2006    1,655,000
    5,000,000  Windsor Petroleum, Notes                                                          7.84%   1/15/2021    4,275,000
                                                                                                                   ------------
                                                                                                                      9,495,500
                                                                                                                   ------------

               Utilities - 3.5%
    2,900,000  Azurix Corp., Sr. Notes                                                          10.75%   2/15/2010    2,929,000
      800,000  CMS Energy Corp., Sr. Unsecured Notes                                              7.0%   1/15/2005      724,801
    2,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co., Sr. Secured Notes, Series A      10.875%  12/15/2004    1,935,000
    3,200,000  ESI Tractebel Acquisition Corp., Bonds                                            7.99%  12/30/2011    2,721,357
    1,750,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds, Series A          11.75%   7/23/2005    1,847,057
    3,550,000  Midland Cogen Venture Fund II, Subordinated Secured Lease Obligation Bonds       13.25%   7/23/2006    3,995,248
    3,000,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H                   Zero Coupon     7/1/2010    2,303,625
    5,650,000  Orion Power Holdings, Inc., Sr. Notes                                             12.0%    5/1/2010    5,692,375
    7,900,000  TNP Enterprises, Inc., Sr. Subordinated Notes                                    10.25%    4/1/2010    7,979,000
                                                                                                                   ------------
                                                                                                                     30,127,463
                                                                                                                   ------------
               Total Corporate Bonds (cost $849,867,720)                                                            708,475,170
                                                                                                                   ------------

Shares
------------
               PREFERRED STOCKS - 11.7% (a)
               Convertible - 2.5%
       10,000  Adelphia Communications Corp., Convertible Preferred Stock, Series D                                   1,546,250
       40,000  CalEnergy Capital Trust III, Convertible Preferred Stock                                               1,500,000
       60,000  Caremark RX Capital Trust I, Convertible Preferred Stock                                               2,865,000
       46,000  Chesapeake Energy Corp., Convertible Preferred Stock                                                   2,300,000
        9,300  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                            1,908,825
        8,000  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                            1,942,000(b)
       30,000  Intermedia Communications, Inc., Convertible Preferred Stock                                           1,042,500(b)
       20,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C                                    2,100,000(b)
       20,000  PSINet, Inc., Convertible Preferred Stock, Series C                                                      960,000
       29,500  Sinclair Broadcast Group, Inc., Convertible Preferred Stock                                              778,063
       33,500  TIMET Capital Trust I, Convertible Preferred Stock (Titanium Metals Corp.)                               381,063
       58,500  Treev, Inc., Convertible Preferred Stock, Series A                                                       833,625
       40,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United International Holdings, Inc.)               2,835,000
       18,000  Verio, Inc., Convertible Preferred Stock                                                                 918,000
                                                                                                                   ------------
                                                                                                                     21,910,326
                                                                                                                   ------------

               Non-Convertible - 9.2%
       19,347  Century Maintenance Supply, Inc., Payment-In-Kind Preferred Stock                                      1,707,373
       65,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                        3,120,000
       23,965  Cluett American Corp., Preferred Stock                                                                   359,475
       51,707  Communications & Power Industries, Inc., Preferred Stock, Series B                                     3,658,270
       54,036  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    5,943,960
       24,246  CSC Holdings, Inc., Preferred Stock                                                                    2,618,568
        2,267  Cumulus Media, Inc., Preferred Stock, Series A                                                         1,977,958
        2,976  Dobson Communications Corp., Payment-In-Kind Preferred Stock                                           2,953,680
        5,913  Dobson Communications Corp., Payment-In-Kind Preferred Stock                                           6,068,216
        3,096  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                                  936,540
       40,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                        3,930,000
        6,027  ICG Holdings, Inc., Preferred Stock                                                                    5,454,435
        3,677  Intermedia Communications, Inc., Preferred Stock                                                       3,520,728
        3,644  IXC Communications, Inc., Preferred Stock                                                              3,753,320
        1,200  J Crew Group, Preferred Stock                                                                          1,104,000(b)
       16,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                                 2,000(b)
       61,020  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                                22,883(c)
        4,977  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                 4,815,248
       90,927  NEXTLINK Communications, Inc., Payment-In-Kind Preferred Stock                                         4,478,155
        6,239  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                           6,114,220
       27,500  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                 2,371,875
       36,500  PRIMEDIA, Inc., Preferred Stock, Series D                                                              3,421,875
       17,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                              1,534,250
      122,500  River Bank Asset, Inc., Preferred Stock, Series A                                                      1,868,125(b)
        3,218  R&B Falcon Corp., Payment-In-Kind Preferred Stock                                                      3,515,665
        2,000  WinStar Communications, Inc., Payment-In-Kind Preferred Stock, Series C                                2,805,000(b)
        1,332  World Access, Inc., Preferred Stock                                                                    1,185,480(b)
                                                                                                                   ------------
                                                                                                                     79,241,299
                                                                                                                   ------------
               Total Preferred Stocks (cost $116,356,032)                                                           101,151,625
                                                                                                                   ------------

               COMMON STOCKS & STOCK WARRANTS - 3.8% (a,b)
        3,000  Aavid Thermal Technologies, Inc., Stock Warrants                                                          37,500
       55,749  Adelphia Business Solutions, Stock Warrants                                                            1,951,215
        4,000  Airgate PCS, Inc., Stock Warrants                                                                        710,000
       14,881  Allegiance Telecom, Inc., Common Stock                                                                 1,052,831
       40,000  Arch Communications Group, Inc., Common Stock                                                            297,500
      210,000  Arch Communications Group, Inc., Stock Warrants                                                          242,813
        2,750  ASAT Finance, LLC, Stock Warrants                                                                        331,375
        2,000  At Track Communications, Inc., Stock Warrants                                                             41,250
        2,400  Australis Holdings Pty., Ltd., Stock Warrants                                                                 24(d)
       10,920  Australis Media, Ltd., Stock Warrants                                                                        109(d)
        2,000  Birch Telecom, Inc., Stock Warrants                                                                      111,250
       12,000  Classic Communications, Inc., Common Stock                                                               200,040
       23,925  Clearnet Communications, Inc., Stock Warrants                                                            802,380
        1,890  Communications & Power Industries, Inc., Common Stock                                                    284,445(d)
       29,000  Completel Holdings, LLC, Common Stock, Class B                                                         1,986,500
       13,009  Consolidated Hydro, Inc., Stock Warrants, Class B                                                          9,757
        8,444  Consolidated Hydro, Inc., Stock Warrants, Class C                                                          2,111
       18,900  Convergent Communications Corp., Common Stock                                                            145,884
        2,233  CS Wireless Systems, Inc., Common Stock                                                                      306(d)
        2,500  Cybernet Internet Services International, Stock Warrants                                                 348,125
       19,000  Discovery Zone, Inc., Stock Warrants                                                                       2,565(d)
       24,000  DIVA Systems Corp., Stock Warrants                                                                       576,000
       28,700  DTI Holdings, Inc., Stock Warrants                                                                         3,444
        4,000  FirstWorld Communications, Stock Warrants                                                                379,500
      112,013  Gaylord Container Corp., Common Stock, Class A                                                           574,067
      154,623  Gaylord Container Corp., Stock Warrants                                                                  734,459
      220,000  Granite Broadcasting Corp., Common Stock                                                               1,223,750
       25,274  Harvard Industries, Inc., Stock Warrants                                                                     398(d)
       50,000  IntelCom Group Communications, Inc., Common Stock                                                      1,487,500
       50,335  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                          1,099,976
        4,100  Intermedia Communications of Florida, Stock Warrants                                                     656,000
        2,700  Intersil Corp., Stock Warrants                                                                         1,324,350
       10,200  Ionica plc, Stock Warrants (USD)                                                                             102(d)
        2,000  Iridium World Communications, Stock Warrants                                                                 270(d)
        9,500  Jazztel plc, Stock Warrants (USD)                                                                      1,670,813
       30,000  Magellan Health Services, Inc., Common Stock                                                             112,500
        7,100  McCaw International, Ltd., Stock Warrants                                                                128,688
       60,000  MCI Worldcom, Inc., Common Stock                                                                       2,726,250
       29,247  McLeodUSA, Inc., Common Stock                                                                            731,175
       40,000  Microcell Telecommunications, Inc., Common Stock                                                       1,395,000
        3,500  Motient Corp., Stock Warrants                                                                            262,938
        2,500  OnePoint Communications Corp., Stock Warrants                                                             75,313
        2,800  ONO Finance, plc., Cash Rights (USD)                                                                     421,400
       26,250  PageMart Nationwide, Inc., Common Stock                                                                  383,906
        5,000  Pathnet, Inc., Stock Warrants                                                                             50,625
      212,800  PhoneTel Technologies, Inc., Common Stock                                                                152,950
        5,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                            625
       75,000  Price Communications Corp., Common Stock                                                               1,518,750
        3,200  Primus Telecommunications Group, Inc., Stock Warrants                                                    202,000
       19,360  Protection One Alarm Monitoring, Stock Warrants                                                            7,260
        2,000  Republic Technologies International, Inc., Stock Warrants                                                     20
        6,000  RSL Communications, Ltd., Stock Warrants                                                                 334,500
       60,000  RTI International Metals, Inc., Common Stock                                                             633,750
        2,800  R&B Falcon Corp., Stock Warrants                                                                       1,093,400
          600  SF Holdings Group, Inc., Common Stock, Class C                                                                 6
        2,000  Startec Global Communications, Inc., Stock Warrants                                                       37,000
      308,649  Teletrac, Inc., Common Stock                                                                             154,325
      113,649  Teletrac, Inc., Stock Warrants                                                                             1,136
        8,092  TREEV, Inc., Common Stock                                                                                 49,564
        4,600  UIH Australia/Pacific, Inc., Stock Warrants                                                              138,575
       44,000  USN Communications, Inc., Stock Warrants                                                                   5,940(d)
       36,694  VersaTel Telecom B.V., Common Stock (USD)                                                              1,483,814
        1,100  Vialog Corp., Stock Warrants                                                                              77,138
       20,000  Viatel, Inc., Common Stock                                                                               765,000
       19,500  Wam!Net, Inc., Stock Warrants                                                                            224,250
       60,000  WebLink Wireless, Inc., Common Stock                                                                     682,500
       26,181  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                                  199,630
        4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                   17,612
        4,545  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                    7,386
      417,436  Wilshire Financial Services Group, Inc., Common Stock                                                    469,616
        2,700  Winsloew Furniture, Inc., Stock Warrants                                                                  67,500
       13,800  Wireless One, Inc., Stock Warrants                                                                           139
                                                                                                                   ------------
               Total Common Stocks & Stock Warrants (cost $31,801,543)                                               32,900,790
                                                                                                                   ------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               SHORT-TERM SECURITIES - 2.3% (a)
               Commercial Paper
$  19,900,000  Associates Corp. of North America (at amortized cost)                           6.04%      5/1/2000   19,900,000
                                                                                                                   ------------
               Total Investments (cost $1,017,925,295)                                                             $862,427,585(e)
                                                                                                                   ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood High Yield Fund.

(b) Currently non-income producing.

(c) Currently non-income producing and in default.

(d) Denotes restricted securities. These securities have been valued from the date of acquisition through April 30, 2000, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of April 30, 2000.


                                                                          Aquisition
                    Security                                                 Date        Cost
                   ------------                                         ------------ ------------
Australis Holdings Pty., Ltd., Stock Warrants                           10/29/1996  $       --
Australis Media, Ltd., Stock Warrants                                    5/16/1995          --
Communications & Power Industries, Inc., Common Stock                     8/2/1995     172,871
CS Wireless Systems, Inc., Common Stock                                  2/16/1996      15,070
Discovery Zone, Inc., Stock Warrants                                     7/15/1997     222,829
Harvard Industries, Inc., Stock Warrants                                 9/17/1992   6,669,341
Iridium World Communications, Stock Warrants                             7/11/1997      21,294
USN Communications, Inc., Stock Warrants                                 8/13/1997         373

(e) At April 30, 2000, the aggregate cost of securities for federal tax purposes was $1,017,925,295 and the net unrealized depreciation of investments based on that cost was $155,497,710 which is comprised of $36,770,491 aggregate gross unrealized appreciation and $192,268,201 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD INCOME FUND
Portfolio of Investments
April 30, 2000
(unaudited)


  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
CORPORATE BONDS - 42.5%(a)
               Aerospace & Defense - 1.6%
$   4,000,000  Lockheed Martin Corp., Notes                                                       7.7%   6/15/2008 $  3,810,488
    3,500,000  Raytheon Co., Notes                                                                8.2%    3/1/2006    3,496,497
    3,000,000  Raytheon Co., Notes                                                               6.45%   8/15/2002    2,908,239
    2,000,000  Raytheon Co., Notes                                                               6.75%   8/15/2007    1,818,556
                                                                                                                   ------------
                                                                                                                     12,033,780
                                                                                                                   ------------

               Airlines - 1.3%
    4,000,000  American Airlines, Inc., Pass Through Certificates, Series 1999-1-A2, Class B    7.324%  10/15/2009    3,849,900
    6,000,000  Continental Airlines, Inc., Series 2000-1-A1 Pass Through Certificates           8.048%   11/1/2020    6,009,450
                                                                                                                   ------------
                                                                                                                      9,859,350
                                                                                                                   ------------

               Banks - 4.7%
    5,000,000  Abbey National Capital Trust I Preferred Securities                              8.963%  12/29/2049    4,858,000
    3,000,000  Abbey National plc, Subordinated Debentures (USD)                                 7.95%  10/26/2029    2,931,318
    4,000,000  Bank One Corp., Notes                                                            6.875%    8/1/2006    3,800,096
    6,000,000  Chase Manhattan Corp., Medium Term Notes, Series C                                6.75%   12/1/2004    5,781,750
    5,500,000  Norwest Financial, Inc., Bonds                                                     7.6%    5/3/2005    5,482,455
    4,000,000  PNC Funding Corp., Subordinated Notes                                              7.5%   11/1/2009    3,863,484
    3,500,000  Wachovia Corp., Subordinated Notes                                               5.625%  12/15/2008    3,024,385
    4,500,000  Wells Fargo Capital, Capital Trust Preferred Securities                           7.73%   12/1/2026    4,138,250
                                                                                                                   ------------
                                                                                                                     33,879,738
                                                                                                                   ------------

               Broadcasting & Media - 1.2%
    2,850,000  Charter Communications, Inc., Sr. Notes                                           10.0%    4/1/2009    2,757,375
    1,050,000  Clear Channel Communications, Convertible Notes                                    1.5%   12/1/2002    1,006,688
    3,000,000  Cox Communications, Inc., Convertible Bonds (Sprint Corp.)                       0.426%   4/19/2020    1,503,750
    3,600,000  CSC Holdings, Inc., Sr. Notes                                                     7.25%   7/15/2008    3,258,868
                                                                                                                   ------------
                                                                                                                      8,526,681
                                                                                                                   ------------

               Consumer Products - 0.2%
    1,500,000  Playtex Products, Inc., Unsecured Sr. Notes, Series B                            8.875%   7/15/2004    1,466,250
                                                                                                                   ------------

               Environmental - 0.6%
    5,000,000  Waste Management, Inc., Notes                                                    6.625%   7/15/2002    4,648,275
                                                                                                                   ------------

               Finance - Commercial - 2.2%
    4,500,000  FINOVA Capital Corp., Notes                                                       7.25%   7/12/2006    4,071,713
   11,000,000  General Electric Capital Corp., Debentures                                        8.85%    4/1/2005   11,661,078
                                                                                                                   ------------
                                                                                                                     15,732,791
                                                                                                                   ------------

               Finance - Consumer - 1.3%
    7,000,000  Associates Corp. of North America, Bonds                                           5.8%   4/20/2004    6,545,483
    3,000,000  CIT (The) Group, Inc., Notes                                                       5.5%   2/15/2004    2,772,369
                                                                                                                   ------------
                                                                                                                      9,317,852
                                                                                                                   ------------

               Finance - Structured - 0.4%
    1,400,000  Credit Suisse First Boston NY, Convertible Medium Term Note
               (Cisco Systems, Inc.)                                                              2.0%   1/11/2010    1,695,750
    1,200,000  Credit Suisse First Boston, Convertible Medium Term Notes
               (General Electric Co.)                                                             2.0%    5/1/2010    1,146,000
                                                                                                                   ------------
                                                                                                                      2,841,750
                                                                                                                   ------------

               Food & Beverage - 1.0%
    4,500,000  ConAgra, Inc., Sr. Notes                                                           5.5%  10/15/2002    4,246,380
    3,500,000  Pepsi Bottling Group, Inc., Sr. Notes, Series B                                    7.0%    3/1/2029    3,120,320
                                                                                                                   ------------
                                                                                                                      7,366,700
                                                                                                                   ------------

               Health Care - Medical Products & Supplies - 0.5%
    4,000,000  Becton, Dickinson, & Co., Debentures                                               6.7%    8/1/2028    3,463,608
                                                                                                                   ------------

               Insurance - 5.3%
    8,000,000  Equitable Life Assurance Society of the United States, Surplus Notes              6.95%   12/1/2005    7,672,896
    8,500,000  Everest Reinsurance Holdings, Sr. Notes                                            8.5%   3/15/2005    8,443,101
    7,000,000  Metropolitan Life Insurance Co., Surplus Notes                                     7.7%   11/1/2015    6,872,411
    9,000,000  New York Life Insurance Co., Surplus Notes                                         6.4%  12/15/2003    8,640,621
    7,000,000  Prudential Insurance Co. of America, Capital Notes                               6.875%   4/15/2003    6,800,486
                                                                                                                   ------------
                                                                                                                     38,429,515
                                                                                                                   ------------

               Investment Banking & Brokerage - 0.4%
    3,000,000  Fidelity Investments, Debentures                                                  7.49%   6/15/2019    2,857,224
                                                                                                                   ------------

               Oil & Gas - 4.6%
    4,000,000  Amerada Hess Corp., Bonds                                                        7.875%   10/1/2029    3,745,876
    3,000,000  Coastal Corp., Sr. Debentures                                                    6.375%    2/1/2009    2,688,054
    3,500,000  Dynegy, Inc., Notes                                                              8.125%   3/15/2005    3,464,122
    3,000,000  Dynegy, Inc., Sr. Notes                                                           7.45%   7/15/2006    2,870,283
    3,000,000  El Paso Natural Gas Co., Sr. Notes                                                6.75%   5/15/2009    2,735,223
    2,000,000  Newfield Exploration Co., Sr. Notes, Series B                                     7.45%  10/15/2007    1,826,032
    3,000,000  Nuevo Energy Company, Sr. Subordinated Notes, Series B                             9.5%    6/1/2008    2,962,500
    2,000,000  Pemex Finance, Ltd., Notes                                                        8.45%   2/15/2007    1,998,870
    2,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                      9.14%   8/15/2004    2,516,313
    3,000,000  Tosco Corp., Notes                                                               8.125%   2/15/2030    2,888,520
    2,000,000  Triton Energy, Ltd., Sr. Notes                                                    8.75%   4/15/2002    1,990,000
    4,000,000  Williams Companies, Inc., Notes                                                  7.625%   7/15/2019    3,733,172
                                                                                                                   ------------
                                                                                                                     33,418,965
                                                                                                                   ------------

               Packaging & Containers - 0.4%
    3,000,000  Owens-Illinois, Inc., Sr. Notes                                                   7.85%   5/15/2004    2,853,069
                                                                                                                   ------------

               Retail - 1.5%
      300,000  Costco Companies, Inc., Convertible Subordinated Notes                     Zero Coupon    8/19/2017      382,125
      600,000  Costco Companies, Inc., Convertible Subordinated Notes                     Zero Coupon    8/19/2017      764,250
    3,000,000  Rite Aid Corp., Notes                                                            6.125%  12/15/2008    1,215,000
    3,500,000  Saks, Inc., Sr. Notes                                                             8.25%  11/15/2008    3,063,281
    5,500,000  TJX Cos., Inc., Notes                                                             7.45%  12/15/2009    5,283,713
                                                                                                                   ------------
                                                                                                                     10,708,369
                                                                                                                   ------------

               Retail - Food - 1.9%
    6,000,000  Kroger Company, Sr. Notes                                                         8.05%    2/1/2010    5,811,078
    8,000,000  Safeway, Inc., Notes                                                              7.25%   9/15/2004    7,793,448
                                                                                                                   ------------
                                                                                                                     13,604,526
                                                                                                                   ------------

               Services - 0.4%
    3,000,000  ARAMARK Services, Inc., Notes                                                      7.0%   7/15/2006    2,791,425
                                                                                                                   ------------

               Technology - Hardware - 0.5%
    4,000,000  Texas Instruments, Inc., Sr. Notes                                                 7.0%   8/15/2004    3,889,700
                                                                                                                   ------------

               Telecommunications - Wireless - 0.4%
    3,350,000  Nextel Communications, Inc., Sr. Notes                                           9.375%  11/15/2009    3,216,000
                                                                                                                   ------------

               Telecommunications - Wireline - 2.8%
    2,350,000  360Networks, Inc., Sr. Notes                                                      13.0%    5/1/2008    2,320,625
    3,000,000  Cable & Wireless Communications Corp., Notes (USD)                               6.625%    3/6/2005    2,935,947
        3,200  Global Crossing Holdings, Ltd., Convertible Preferred Stock                                              776,800
    3,500,000  LCI International, Inc., Sr. Notes                                                7.25%   6/15/2007    3,337,051
    2,850,000  Level 3 Communications, Inc., Sr. Notes                                           11.0%   3/15/2008    2,771,625
    2,850,000  NEXTLINK Communications, Inc., Sr. Notes                                          10.5%   12/1/2009    2,764,500
    1,500,000  Qwest Communications International, Inc., Sr. Notes, Series B                      7.5%   11/1/2008    1,436,711
    4,500,000  U.S. West Capital Funding, Inc., Notes                                            6.25%   7/15/2005    4,193,640
                                                                                                                   ------------
                                                                                                                     20,536,899
                                                                                                                   ------------

               Textiles & Apparel - 0.3%
    3,000,000  Levi Strauss & Co., Notes                                                          6.8%   11/1/2003    2,055,000
                                                                                                                   ------------

               Transportation - 1.8%
    4,000,000  Burlington Northern Santa Fe, Inc., Notes                                        6.125%   3/15/2009    3,536,264
    6,000,000  CNF Transportation, Inc., Notes                                                  8.875%    5/1/2010    5,925,540
    3,921,718  Federal Express Corp., Series 1998-1-A, Class B                                   6.72%   1/15/2022    3,586,745
                                                                                                                   ------------
                                                                                                                     13,048,549
                                                                                                                   ------------

               Utilities - 7.2%
    2,850,000  AES (The) Corp., Sr. Notes                                                         9.5%    6/1/2009    2,807,250
    2,000,000  CalEnergy Company, Inc., Sr. Notes                                                7.63%  10/15/2007    1,910,778
    2,000,000  CalEnergy Company, Inc., Sr. Notes                                                6.96%   9/15/2003    1,931,550
    2,500,000  Calpine Corp., Sr. Notes                                                         7.875%    4/1/2008    2,365,625
    2,000,000  Calpine Corp., Sr. Notes                                                          7.75%   4/15/2009    1,870,000
    5,000,000  Cleveland Electric Illuminate, Sr. Notes, Series D                                7.88%   11/1/2017    4,643,745
    3,000,000  CMS Energy Corp., Sr. Notes                                                        8.0%    7/1/2001    2,938,260
    4,000,000  CMS Energy Corp., Sr. Unsecured Notes                                            8.125%   5/15/2002    3,889,524
    4,500,000  Commonwealth Edison Co., Notes                                                   7.625%   1/15/2007    4,430,876
    2,000,000  Connecticut Light & Power Co., First Refunding Mortgage Bonds, Series 97C         7.75%    6/1/2002    1,988,644
    4,000,000  Consolidated Edison Co. NY, Inc., Debentures                                      6.45%   12/1/2007    3,684,352
    6,000,000  East Coast Power, LLC, Sr. Secured Notes, Series B                               7.066%   3/31/2012    5,271,756
    4,000,000  National Rural Utilities, Medium Term Notes                                       5.75%   12/1/2008    3,576,656
      945,123  Niagara Mohawk Power Corp., Sr. Notes, Series C                                  7.125%    7/1/2001      934,958
    4,000,000  NRG Energy, Inc., Sr. Notes                                                        7.5%   6/15/2007    3,711,704
    3,000,000  PSEG Capital Corp., Medium Term Notes                                             6.25%   5/15/2003    2,865,666
    3,350,000  TNP Enterprises, Inc., Sr. Subordinated Notes                                    10.25%    4/1/2010    3,383,500
                                                                                                                   ------------
                                                                                                                     52,204,844
                                                                                                                   ------------
               Total Corporate Bonds (cost $323,740,298)                                                            308,750,860
                                                                                                                   ------------

               ASSET-BACKED SECURITIES - 8.8%(a)
    8,000,000  AESOP Funding II, LLC, Rental Car Notes, Series 1997-1, Class A-2                  6.4%  10/20/2003    7,826,440
      561,328  Chase Manhattan Grantor Trust, Series 1996-B-A                                    6.61%   9/15/2002      561,409
    4,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                               5.63%   6/25/2009    3,639,260
    2,460,483  CS First Boston Mortgage Security Corp., Series 1996-2, Class A4                  6.62%   9/25/2009    2,441,500
   10,000,000  Discover Card Master Trust I, Series 1996-3A                                      6.05%   8/18/2008    9,343,850
    5,000,000  Discover Card Master Trust I, Series 1998-7A                                       5.6%   5/15/2006    4,717,125
    8,000,000  Heller Financial Commercial Mortgage Corp., Series 2000-PH1-A2                    7.75%  11/15/2009    8,011,223
   13,000,000  Standard Credit Master Trust 1, Credit Card Participation Certificates,
               Series 1995-9-A                                                                   6.55%   10/7/2007   12,476,035
   15,000,000  World Financial Network Credit Card Master Trust, Series 1996-B, Class A          6.95%   4/15/2006   14,858,625
                                                                                                                   ------------
               Total Asset-Backed Securities (cost $65,872,760)                                                      63,875,467
                                                                                                                   ------------

               FOREIGN GOVERNMENT BONDS - 4.4% (a,b)
    3,750,000  Brazil (Federative Republic), Unsubordinated Notes (USD)                          14.5%  10/15/2009    3,960,000
    4,000,000  HSBC Capital Funding, LP, Notes                                                 10.176%  12/31/2049    4,161,412
    8,000,000  Israel (State of), Notes                                                          7.75%   3/15/2010    7,825,856
    7,500,000  Mexican United States, Notes                                                     9.875%    2/1/2010    7,743,750
    5,000,000  Ontario (Province of) Canada, Sr. Notes                                            5.5%   10/1/2008    4,426,335
    4,000,000  Philippines (Republic of), Bonds                                                   9.5%  10/21/2024    3,835,000
                                                                                                                   ------------
               Total Foreign Government Bonds (cost $32,837,907)                                                     31,952,353
                                                                                                                   ------------

               MORTGAGE-BACKED SECURITIES - 9.2%(a)
   20,000,000  Federal National Mortgage Association, Participation Certificates                  7.0%    5/1/2015   19,531,200(c)
   16,000,000  Federal National Mortgage Association, Participation Certificates                  8.0%    5/1/2030   15,974,960(c)
   20,000,000  Government National Mortgage Association, Modified Pass Through Certificates       7.5%   5/15/2030   19,662,440(c)
   12,000,000  Morgan Stanley Dean Witter Capital I Trust, Pass Through Certificates,
               Ser 2000-Life-9                                                                   7.57%  12/15/2009   11,872,500
                                                                                                                   ------------
               Total Mortgage-Backed Securities (cost $67,697,186)                                                   67,041,100
                                                                                                                   ------------

               U.S. GOVERNMENT AGENCY - 4.1%(a)
    3,500,000  Federal Home Loan Mortgage Corp., Notes                                          6.875%   1/15/2005    3,448,732
   10,000,000  Federal National Mortgage Association, Notes                                      5.75%   4/15/2003    9,614,650
   17,000,000  Federal National Mortgage Association, Notes                                      7.25%   1/15/2010   16,956,582
                                                                                                                   ------------
               Total U.S. Government Agency (cost $30,561,320)                                                       30,019,964
                                                                                                                   ------------

               U.S. GOVERNMENT - 15.2%(a)
   95,500,000  U.S. Treasury Bonds                                                        5.25%-12.75%   2010-2028  108,103,161(e)
    2,500,000  U.S. Treasury Notes                                                              5.875%  11/15/2004    2,435,158
                                                                                                                   ------------
               Total U.S. Government (cost $118,264,262)                                                            110,538,319
                                                                                                                   ------------

Shares
------------
               COMMON STOCKS - 0.21(a)
       10,000  Cendant Corp., Rights                                                                                     90,625(d)
       22,500  Lucent Technologies, Inc.                                                                              1,399,219
                                                                                                                   ------------
               Total Common Stocks (cost $1,571,880)                                                                  1,489,844
                                                                                                                   ------------
               PREFERRED STOCKS - 0.61(a)
        9,500  Georgia-Pacific Corp., Convertible Unit Security                                                         384,750
       25,000  MediaOne Group, Inc., Convertible Preferred Stock (Vodafone Airtouch plc, ADR)                         1,159,375
       48,000  MetLife Capital Trust I, Convertible Preferred Stock                                                   2,703,000
                                                                                                                   ------------
               Total Preferred Stocks (cost $3,960,937)                                                               4,247,125
                                                                                                                   ------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date
 ----------                                                                                ----------  ----------
               SHORT-TERM SECURITIES - 15.0%(a)
               Commercial Paper
$   5,000,000  AI Credit Corp.                                                                   5.99%   5/15/2000    4,988,353
    5,000,000  Alcoa, Inc.                                                                        6.0%    5/9/2000    4,993,333
    5,000,000  American Express Credit Corp.                                                     5.99%   5/18/2000    4,985,857
    5,000,000  Asset Securitization Corp.                                                        6.03%   5/19/2000    4,984,925
    2,500,000  Associates Financial Services Co. of Puerto Rico (USD)                            6.03%   5/22/2000    2,491,206
   14,800,000  Cargill Global Funding plc (USD)                                                  6.03%    5/1/2000   14,800,000
    7,500,000  Colgate-Palmolive Co.                                                             6.01%   5/17/2000    7,479,967
    7,100,000  General Electric Capital Corp.                                                    6.03%    5/1/2000    7,100,000
   30,000,000  New Center Asset Trust                                                             6.0%    5/1/2000   30,000,000
    5,000,000  Pfizer, Inc.                                                                      5.98%   5/15/2000    4,988,372
    2,150,000  Schering Corp.                                                                    5.98%   5/17/2000    2,144,286
   10,000,000  Sears Roebuck Acceptance Corp.                                                    6.08%   5/11/2000    9,983,111
    5,000,000  Wal-Mart Stores, Inc.                                                             5.99%   5/12/2000    4,982,529
    5,000,000  Wal-Mart Stores, Inc.                                                             5.99%   5/22/2000    4,990,849
                                                                                                                   ------------
               Total Short-Term Securities (at amortized cost)                                                      108,912,788
                                                                                                                   ------------
               Total Investments (cost $753,419,338)                                                               $726,827,820(f)
                                                                                                                   ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Income Fund.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) Currently non-income producing.

(e) At April 30, 2000, U.S. Treasury Bonds valued at 1,500,938 were pledged as initial margin deposit to cover open financial futures contracts and call options written as follows:


                                                                                               Notional
                               Number of                                        Market         Principal         Unrealized
Financial Futures              Contracts         Expiration      Position       Value            Amount              Loss
-------------------           -----------       ------------    ----------    ---------        ----------         ----------
U.S. Treasury Bond Futures       100              June 2000        Long      $9,656,250        $9,662,500          $(6,250)

                               Number of         Expiration     Expiration
Call Options                   Contracts          Price            Date         Value
-------------------           -----------       ------------    ----------    ---------
U.S. Treasury Bond Futures       100                $98          05/19/00      $31,250
U.S. Treasury Bond Futures       100                 97          05/19/00       65,625

(f) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $753,419,338 and the net unrealized depreciation of investments based on that cost was $26,591,518 which is comprised of $2,443,624 aggregate gross unrealized appreciation and $29,035,142 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Portfolio of Investments
April 30, 2000
(unaudited)

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               LONG-TERM MUNICIPAL SECURITIES - 99.7%(a)
               Alaska - 0.5%
$   3,155,000  Alaska Energy Authority Power Revenue Refunding Bonds, (Bradley Lake),
               Fifth Series, FSA Insured                                                         5.0%     7/1/2021 $  2,754,114
                                                                                                                   ------------

               Arizona - 0.8%
    1,700,000  Pima County, Arizona (Catalina Foothills Unified School
               District #16), Unlimited Tax General Obligation Bonds, Insured by MBIA            8.9%     7/1/2005    1,994,763
    1,000,000  Pinal County, Arizona, Unified School District No. 43,
               (Apache Junction), School Improvement Bonds, Series 1996-A,
               Insured by FGIC                                                                   5.8%     7/1/2011    1,033,370
       40,000  Tucson, Arizona, Prerefunded General Obligation Bonds, Insured by FGIC            6.1%     7/1/2012       41,825(b)
    1,460,000  Tucson, Arizona, General Obligation Unlimited Bonds, Insured by FGIC              6.1%     7/1/2012    1,501,333
                                                                                                                   ------------
                                                                                                                      4,571,291
                                                                                                                   ------------

               Arkansas - 0.9%
    1,000,000  Arkansas Housing Development Agency, Single Family Mortgage Bonds,
               Series A                                                                        8.375%     7/1/2010    1,170,280(b)
    3,000,000  City of Jonesboro, Arkansas, Residential Housing and Health Care
               Facilities Board, Hospital Revenue Refunding and
               Construction Bonds, (St. Bernard's Regional Medical Center), Series
               1996-B, Insured by AMBAC                                                          5.8%     7/1/2011    3,082,110
      875,000  Pope County, Arkansas, Pollution Control Revenue Refunding
               Bonds, Series 1994 (Arkansas Power and Light Company Project), Insured
               by FSA                                                                            6.3%    12/1/2016      910,700
                                                                                                                   ------------
                                                                                                                      5,163,090
                                                                                                                   ------------

               California - 7.7%
    3,450,000  Anaheim, California, Public Financing Authority, Lease
               Revenue Bonds, (Anaheim Public Improvements Project), 1997 Series A,
               Insured by FSA                                                                    6.0%     9/1/2024    3,575,718
    1,000,000  Anaheim, California, Public Financing Authority, Senior Lease
               Revenue Bonds (Anaheim Public Improvement Project), Series A, Insured by
               FSA                                                                               5.0%     9/1/2027      874,850
    1,550,000  California Educational Facilities Authority, Revenue Bonds, (Stanford
               University), Series N                                                             5.2%    12/1/2027    1,414,794
    3,000,000  California State Public Works Board, Department of Corrections, Lease
               Revenue Bonds, State Prison, Series A                                             7.4%     9/1/2010    3,493,230
    1,000,000  California State, Unlimited Tax General Obligation Bonds, Veteran's
               Series AT                                                                         9.5%     2/1/2010    1,328,970
      300,000  California State, Unlimited Tax General Obligation, Insured by MBIA               6.0%     8/1/2016      307,647
    2,000,000  California State, Various Purpose General Obligation Bonds, Insured by
               AMBAC                                                                             6.3%     9/1/2010    2,188,980
    1,400,000  Central Valley Financing Authority, California, Cogeneration Project
               Revenue Bonds, (Carson Ice-Gen Project), Series 1993                              6.0%     7/1/2009    1,409,114
    2,385,000  County of Orange, California, 1996 Recovery Certificates of
               Participation, Series A, Insured by MBIA                                          5.8%     7/1/2016    2,421,944
    2,035,000  Palmdale, California, Civic Authority Revenue, Merged Redevelopment
               Project Areas, Series A                                                           6.6%     9/1/2034    2,091,817
    5,000,000  Pittsburgh, California, Redevelopment Agency (Los Medanos Community
               Project), Series 1999, AMBAC Insured                                      Zero Coupon      8/1/2024    1,145,850
    2,815,000  Riverside County Transportation Commission, California, Sales Tax
               Revenue Capital Appreciation Bonds, Insured by MBIA                       Zero Coupon      6/1/2004    2,310,721
      500,000  Sacramento California Cogeneration Authority Project Revenue Bonds              6.375%     7/1/2010      513,075
      500,000  Sacramento California Cogeneration Authority Project Revenue Bonds -
               prerefunded                                                                     6.375%     7/1/2010      542,935(b)
    1,500,000  San Francisco Bay Area Rapid Transit District, California,
               Sales Tax Revenue Refunding Bonds, Series 1990, Insured by MBIA                  6.75%     7/1/2010    1,692,975
   15,000,000  San Joaquin Hills Transportation Corridor Agency, California, Sr. Lien
               Convertible Toll Revenue Bonds                                            Zero Coupon      1/1/2013   15,686,550(b)
    1,500,000  State of California, General Obligation Bonds                                     7.0%     8/1/2006    1,667,550
                                                                                                                   ------------
                                                                                                                     42,666,720
                                                                                                                   ------------

               Colorado - 6.0%
    4,230,000  Colorado Housing Finance Authority, Single Family Program, 1998 Series
               D-2 Senior Revenue Bonds                                                         6.35%    11/1/2029    4,233,215
    1,000,000  Colorado Housing Finance Authority, Single Family Program, Revenue Bonds          7.0%    11/1/2016    1,061,510
    1,945,000  Colorado State Colleges Board, Western State College,
               Housing & Student Fee Revenue Bonds, Series 1992, Insured by Connie Lee         6.625%     5/1/2015    2,047,521(b)
    1,195,000  Colorado Water Resources Power Development Authority, Clean Water
               Revenue Bonds, Series A, Insured by FSA                                          6.25%     9/1/2013    1,227,122
    6,000,000  Denver, Colorado, City & County Refunding Bonds, Board of Water
               Commissioners                                                                     5.6%    10/1/2029    5,733,660
    3,350,000  Douglas County, Colorado, School District No. 1, General Obligation
               Bonds, Insured by MBIA                                                            6.5%   12/15/2016    3,582,758(b)
      150,000  Douglas County, Colorado, School District No. 1, General Obligation
               Bonds, Insured by MBIA                                                            6.5%   12/15/2016      156,344
    1,000,000  Eagle, Garfield, and Routt Counties, Colorado, Eagle County
               School District No. RE50J, General Obligation Bonds, Series 1994,
               Insured by FGIC                                                                   6.3%    12/1/2012    1,068,940
    1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                         Zero Coupon      6/1/2007    1,291,758
    1,885,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                         Zero Coupon     12/1/2008    1,184,534
    1,890,000  Goldsmith Metropolitan District, Colorado, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                         Zero Coupon      6/1/2008    1,220,279
    3,000,000  Larimer County, Colorado, School District No. R-1, Poudre Valley
               Unlimited Tax General Obligation Bonds, Insured by MBIA                           7.0%   12/15/2016    3,439,590
      635,000  Regional Transportation District, Colorado, Sales Tax Revenue Bonds              6.25%    11/1/2012      659,479
    5,000,000  St. Vrain Valley School District, Boulder, Larimer & Weld
               Counties, Colorado, General Obligation Refunding & Improvement Bonds,
               Series 1990-A, Insured by MBIA                                            Zero Coupon    12/15/2004    3,936,100
    2,500,000  St. Vrain Valley School District, Boulder, Larimer & Weld
               Counties, Colorado, General Obligation Refunding & Improvement Bonds,
               Series 1990-A, Insured by MBIA                                            Zero Coupon    12/15/2003    2,080,050
                                                                                                                   ------------
                                                                                                                     32,922,860
                                                                                                                   ------------

               Connecticut - 0.8%
    4,000,000  Connecticut Special Tax Obligation, Transportation Infrastructure
               Revenue Bonds, Series B                                                           6.5%    10/1/2010    4,413,760
                                                                                                                   ------------

               Florida - 1.6%
    3,225,000  Broward County, Florida, Housing Finance Authority, Home Mortgage
               Revenue Bonds, 1983 Series A                                              Zero Coupon      4/1/2014      788,093
    1,520,000  Florida State Refunding Bonds, Jacksonville Transportation Authority
               (Senior Lien), Series 1997                                                        5.0%     7/1/2019    1,383,595
    3,200,000  Hillsborough County, Florida, Industrial Development Authority
               (Weyerhaeuser Company, Inc.), Industrial Development Revenue Bonds,
               Series 1983                                                                      9.25%     6/1/2008    3,210,400
    1,705,000  Hillsborough County, Florida, Industrial Development Authority,
               Florida (Tampa Electric Project), Pollution Control Revenue Bonds,
               Series 1991                                                                     7.875%     8/1/2021    1,822,526
    1,500,000  Jacksonville, Florida, Health Facilities, Florida Hospital Revenue Bonds
               (Charity Obligated Group), Series 1999C                                          5.75%    8/15/2015    1,459,740
                                                                                                                   ------------
                                                                                                                      8,664,354
                                                                                                                   ------------

               Georgia - 4.5%
    5,000,000  Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999-A               5.0%    11/1/2038    4,187,850
    1,500,000  Brunswick, Georgia, Water & Sewer Revenue Refunding & Improvement Bonds,
               Series A, Insured by MBIA                                                         6.1%    10/1/2019    1,550,145
    2,000,000  Brunswick, Georgia, Water & Sewer Revenue Refunding & Improvement Bonds,
               Series 1992, Insured by MBIA                                                      6.0%    10/1/2011    2,097,520
    5,000,000  Cherokee County, Georgia, Water & Sewer Revenue Refunding & Improvement
               Bonds, Insured by MBIA                                                            5.5%     8/1/2018    4,887,000
    2,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series 1994-B             5.65%     3/1/2012    2,064,320
    3,500,000  Georgia State, Unlimited Tax General Obligation Bonds, Series 1994-D              5.0%     8/1/2012    3,396,820
    1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                   6.3%     3/1/2009    1,079,200
    1,000,000  Georgia State, Unlimited Tax General Obligation Bonds, Series B                   6.3%     3/1/2010    1,084,520
    5,000,000  Rockdale County, Georgia, Water & Sewer Authority Revenue, Series A,
               MBIA Insured                                                                      5.5%     7/1/2025    4,745,350
                                                                                                                   ------------
                                                                                                                     25,092,725
                                                                                                                   ------------

               Idaho - 0.9%
    2,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds, Series
               1991, Insured by MBIA                                                     Zero Coupon      4/1/2011    1,100,580
    3,115,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds, Series
               1991, Insured by MBIA                                                     Zero Coupon      4/1/2010    1,817,603
    1,000,000  Idaho Falls, Idaho, General Obligation Electric Refunding Bonds, Series
               1991, Insured by MBIA                                                     Zero Coupon      4/1/2007      692,410
    1,510,000  Idaho Housing & Finance Association, Single Family Mortgage Bonds,
               Series 1998 F-2                                                                  5.35%     7/1/2018    1,390,695
                                                                                                                   ------------
                                                                                                                      5,001,288
                                                                                                                   ------------

               Illinois - 4.2%
    3,000,000  Chicago, Illinois (Lakefront Millennium Project), Series 1999             Zero Coupon      1/1/2029    1,909,230
    1,000,000  Chicago, Illinois, Midway Airport Revenue Bonds, Insured by MBIA                  5.0%     1/1/2031      839,360
    1,000,000  City of Alton, Madison County, Illinois, Hospital Facility Revenue
               Refunding Bonds, Series 1996, (Saint Anthony's Health Center)                     6.0%     9/1/2014      928,240
   10,000,000  City of Chicago, Illinois, General Obligation Bonds,
               (City Colleges of Chicago Capital Improvements Project), Series 1999,
               Insured by FGIC                                                           Zero Coupon      1/1/2024    2,363,600
    2,500,000  Cook County, Illinois, Unlimited General Obligation Bonds, Series A,
               Insured by MBIA                                                                  6.25%   11/15/2011    2,678,375
    2,000,000  Illinois Health Facilities Authority Revenue Refunding Bonds, Lutheran
               General Health, Insured by FSA                                                    6.0%     4/1/2018    2,046,320
      170,000  Illinois Health Facilities Authority (Community Provider
               Pooled Loan Program), Revenue Bonds, Series 1988-B, Insured by MBIA               7.9%    8/15/2003      181,400(b)
      718,000  Illinois Health Facilities Authority (Community Provider
               Pooled Loan Program), Revenue Bonds, Series 1988-B, Insured by MBIA               7.9%    8/15/2003      720,154(b)
    2,000,000  Illinois Health Facilities Authority, (Swedish American Hospital),
               Revenue Bonds, Series 2000                                                      6.875%   11/15/2030    1,958,720
   17,505,000  Metropolitan Pier & Exposition Authority, Illinois, Dedicated
               State Tax Receipts Capital Appreciation (McCormick Place Expansion-A),
               Insured by FGIC                                                           Zero Coupon     6/15/2020    5,185,681
    1,410,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick Place
               Expansion Project Bonds, Series 1999A, FGIC Insured                              5.25%   12/15/2028    1,248,626
   10,000,000  Metropolitan Pier & Exposition Authority, Illinois, McCormick
               Place Expansion, Refunding Bonds, Series 1993-A, Insured by FGIC          Zero Coupon     6/15/2018    3,384,700
                                                                                                                   ------------
                                                                                                                     23,444,406
                                                                                                                   ------------

               Indiana - 1.2%
    4,000,000  Avon, Indiana, Community School Building Corp., First Mortgage Bonds,
               AMBAC Insured                                                                    5.25%     1/1/2022    3,607,240
    2,450,000  Indiana Municipal Power Agency, Power Supply System Revenue Bonds,
               Series A, Insured by MBIA                                                         5.5%     1/1/2023    2,469,061(b)
      350,000  Indianapolis Airport Authority Refunding Revenue Bonds, Series 1996-A,
               Insured by FGIC                                                                   5.6%     7/1/2015      348,205
                                                                                                                   ------------
                                                                                                                      6,424,506
                                                                                                                   ------------

               Iowa - 0.4%
    2,000,000  Iowa Finance Authority, Iowa State Revolving Fund Revenue Bonds,
               Combined Series 1994                                                             6.25%     5/1/2024    2,065,600
                                                                                                                   ------------

               Kansas - 1.8%
    2,605,000  Kansas City, Kansas, Utility System Prerefunded Revenue Bonds, Series
               1994, Insured by FGIC                                                           6.375%     9/1/2023    2,785,761(b)
    5,395,000  Kansas City, Kansas, Utility System Revenue Bonds, Series 1994, Insured
               by FGIC                                                                         6.375%     9/1/2023    5,562,569
      920,000  Kansas City, Kansas, Utility System, Capital Appreciation Refunding &
               Improvement Revenue Bonds, Insured by AMBAC                                Zero Coupon     3/1/2007      641,976
    1,255,000  Kansas City, Kansas, Utility System, Capital Appreciation Refunding &
               Improvement Revenue Bonds, Insured by AMBAC                                Zero Coupon     3/1/2007      871,096(b)
                                                                                                                   ------------
                                                                                                                      9,861,402
                                                                                                                   ------------

               Kentucky - 0.6%
      250,000  Kentucky Turnpike Authority, Economic Development Road
               Revenue and Revenue Refunding Bonds, Series 1993, Insured by AMBAC                5.5%     7/1/2009      254,118
    5,345,000  Kentucky Turnpike Authority, Economic Development Road Revenue Bonds,
               Insured by FGIC                                                           Zero Coupon      1/1/2010    3,161,461
                                                                                                                   ------------
                                                                                                                      3,415,579
                                                                                                                   ------------

               Louisiana - 1.3%
    6,500,000  New Orleans, Louisiana, General Obligation Bonds, Series 1991, Insured
               by AMBAC                                                                  Zero Coupon      9/1/2012    3,282,305
    3,000,000  Orleans Parish School Board #87, Louisiana, Insured by MBIA                      8.95%     2/1/2008    3,696,360(b)
                                                                                                                   ------------
                                                                                                                      6,978,665
                                                                                                                   ------------

               Maine - 0.2%
       25,000  Maine Health & Higher Education Facilities Authority Revenue Bonds,
               Series 1994, Insured by FSA                                                       7.0%     7/1/2024       27,272
    1,225,000  Maine Health & Higher Education Facilities Authority Revenue Bonds,
               Series 1994, Insured by FSA                                                       7.0%     7/1/2024    1,336,340(b)
                                                                                                                   ------------
                                                                                                                      1,363,612
                                                                                                                   ------------

               Maryland - 1.8%
    2,000,000  Maryland Economic Development Corp., (Lutheran World
               Relief/Immigration & Refugee Service Headquarters Facility), Revenue
               Bonds, Series 2000                                                                7.2%     4/1/2025    1,973,840
    2,000,000  Maryland Health & Higher Education Authority, Union Hospital of Cecil
               County Revenue Bonds, Series 1992                                                 6.7%     7/1/2022    2,111,360(b)
    4,500,000  Morgan State University, Maryland, Academic Fee and Auxiliary
               Facilities Fees Revenue Refunding Bonds, Series 1993, Insured by MBIA            6.05%     7/1/2015    4,747,185
    1,000,000  Prince George's County, Maryland, Dimensions Health Corp., Hospital
               Revenue Bonds, Series 1992                                                        7.0%     7/1/2022    1,062,830(b)
                                                                                                                   ------------
                                                                                                                      9,895,215
                                                                                                                   ------------

               Massachusetts - 1.9%
    2,000,000  Commonwealth of Massachusetts, General Obligation Refunding Bonds,
               Series B                                                                          6.5%     8/1/2008    2,173,720
    2,500,000  Massachusetts Health and Education Facilities Authority,
               Revenue Bonds, Daughters of Charity National Health System, The Carney
               Hospital, Series D                                                                6.1%     7/1/2014    2,637,300
    1,500,000  Massachusetts Health & Education Facilities Authority,
               Revenue Bonds, (New England Medical Center), Series F, Insured by FGIC            6.5%     7/1/2012    1,571,130
    1,000,000  Massachusetts Health & Education Facilities, Partners HealthCare System,
               Series B                                                                         5.25%     7/1/2014      900,680
    3,000,000  Plymouth County, Massachusetts, Correctional Facility Certificates of
               Participation Bonds                                                               7.0%     4/1/2012    3,201,210(b)
                                                                                                                   ------------
                                                                                                                     10,484,040
                                                                                                                   ------------

               Michigan - 4.5%
    2,000,000  Economic Development Corporation of the County of St. Clair,
               Michigan, Pollution Control Revenue Refunding Bonds,
               (Detroit Edison Company Project), Series 1993-AA, Insured by AMBAC                6.4%     8/1/2024    2,080,520
    2,355,000  John Tolfree Health System Corporation, Mortgage Revenue and Refunding
               Bonds, Series 1999                                                               5.85%    9/15/2013    2,037,452
    1,500,000  Livonia Public Schools, County of Wayne, Michigan, 1992
               School Building and Site Bonds, Series II (Unlimited Tax General
               Obligation), Insured by FGIC                                              Zero Coupon      5/1/2009      923,190
    2,460,000  Michigan Municipal Bond Authority, Government Loan Revenue Refunding
               Bonds, Series A, Insured by FGIC                                          Zero Coupon     12/1/2005    1,838,456
       45,000  Michigan State Hospital Finance Authority, Hospital Revenue and
               Refunding Bonds, (Detroit Medical Center Obligated Group), Series 1988-A        8.125%    8/15/2012       45,347
    3,000,000  Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
               (Sisters of Mercy Health Corp.), Insured by MBIA                                5.375%    8/15/2014    2,968,800
    4,500,000  Rochester, Michigan, Community School District Unlimited Tax General
               Obligation Bonds, MBIA Insured                                                    5.0%     5/1/2019    4,137,390
    3,320,000  Sault St. Marie Chippewa Indians Housing Authority,
               Health Facilities Revenue Bonds, (Tribal Health & Human Services Center
               Project), Series 1992                                                            7.75%     9/1/2012    3,352,104
    3,560,000  Wayne State University, Michigan, University Revenue Bonds, FGIC Insured        5.125%   11/15/2029    3,149,176
    3,455,000  West Ottawa, Michigan, Public School District, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                         Zero Coupon      5/1/2004    2,811,161
    1,860,000  West Ottawa, Michigan, Public School District, Unlimited Tax General
               Obligation Bonds, Insured by MBIA                                         Zero Coupon      5/1/2005    1,433,056
                                                                                                                   ------------
                                                                                                                     24,776,652
                                                                                                                   ------------

               Minnesota - 4.4%
    1,000,000  City of Rochester, MN Health Care Facilities Revenue Bonds (Mayo
               Foundation), Series 1998A                                                         5.5%   11/15/2027      940,680
      285,000  Duluth Economic Development Authority, Minnesota, Health Care
               Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992, Insured
               by AMBAC                                                                          6.3%    11/1/2022      299,866(b)
      715,000  Duluth Economic Development Authority, Minnesota, Health Care
               Facilities Revenue Bonds, (The Duluth Clinic, Ltd), Series 1992, Insured
               by AMBAC                                                                          6.3%    11/1/2022      751,944
    2,250,000  Golden Valley, Minnesota, Revenue Bonds (Covenant Retirement
               Communities), Series 1999-A                                                       5.5%    12/1/2025    1,889,595
    2,000,000  Minneapolis-St. Paul Metropolitan Airports Commission, Airport Revenue
               Bonds, Series 1999A, FGIC Insured                                               5.125%     1/1/2031    1,771,020
    7,685,000  Minneapolis, Minnesota, Community Development Agency, Tax Increment
               Revenue Appreciation Bonds, Insured by MBIA                               Zero Coupon      3/1/2009    4,813,730
    5,000,000  Minnesota Agricultural and Economic Development Board,
               Health Care System Revenue Bonds, Series 1997-A (Fairview Hospital and
               Healthcare Services), Insured by MBIA                                            5.75%   11/15/2026    4,854,300
      650,000  Minnesota Agricultural and Economic Development Board,
               Healthcare System Revenue Bonds, Series 97A, Fairview Hospital &
               Healthcare Services, Insured by MBIA                                              5.5%   11/15/2017      628,011
    2,500,000  Minnesota Higher Education Facilities Authority,
               (Augsburg College), Mortgage Revenue Bonds, Series Four-F1 Bonds                 6.25%     5/1/2023    2,458,100
    4,620,000  State of Minnesota Unlimited Tax General Obligation Bonds                        5.25%     8/1/2017    4,412,747
    1,740,000  Stewartville, MN, Independent School District, Unlimited Tax General
               Obligation Bonds, Series A                                                       5.75%     2/1/2014    1,767,214(b)
                                                                                                                   ------------
                                                                                                                     24,587,207
                                                                                                                   ------------

               Missouri - 2.4%
    1,475,000  Missouri Housing Development Commission, Single Family
               Mortgage Revenue Bonds, (Home Ownership Loan Program), Series C-1                6.55%     9/1/2028    1,529,265
    2,000,000  Missouri State Health and Education Facilities Authority
               (Barnes - Jewish, Inc./Christian Health Services), Health
               Facilities Refunding & Improvement Revenue Bonds, Series 1993-A                  5.25%    5/15/2014    1,865,860
    2,650,000  Missouri State Health and Education Facilities Authority
               (Christian Health Services), Health Facilities Refunding & Improvement
               Revenue Bonds, Series 1991 A, Insured by FGIC                                   6.875%    2/15/2021    2,751,999(b)
      320,000  Missouri State Health and Education Facilities Authority,
               Health Facilities Revenue Refunding Bonds, Lester E. Cox Medical Center
               Project, Series 1993-I, Insured by MBIA                                          5.35%     6/1/2009      320,899
    2,925,000  Missouri State Health and Education Facilities Authority,
               Heartland Health System Revenue Bonds, Series 1992, Insured by AMBAC             6.35%   11/15/2017    2,999,939
    1,500,000  Missouri State Health and Education Facilities Authority,
               SSM Health Care Refunding Revenue Bonds, Series A, Insured by MBIA               6.25%     6/1/2007    1,554,960
    1,345,000  Missouri State Health & Education Facility Authority, Lake of the Ozarks
               General Hospital                                                                  6.5%    2/15/2021    1,459,675(b)
      655,000  Missouri State Health & Education Facility Authority, Lake of the Ozarks
               General Hospital                                                                  6.5%    2/15/2021      628,302
                                                                                                                   ------------
                                                                                                                     13,110,899
                                                                                                                   ------------

               Montana - 0.8%
    1,240,000  Montana State Board of Investments, Payroll Tax Revenue Bonds, Series
               1996, Insured by MBIA                                                           6.875%     6/1/2020    1,289,141(b)
      775,000  Montana State Board of Investments, Payroll Tax Revenue Bonds, Series
               1996, Insured by MBIA                                                           6.875%     6/1/2020      805,713(b)
    2,385,000  Montana State Board of Investments, Payroll Tax Revenue Bonds, Series
               1996, Insured by MBIA                                                           6.875%     6/1/2020    2,479,518(b)
                                                                                                                   ------------
                                                                                                                      4,574,372
                                                                                                                   ------------

               Nebraska - 1.1%
    2,710,000  Nebraska Investment Finance Authority, Single Family Housing Revenue
               Bonds, 1998 Series F, Insured by GNMA                                             5.6%     9/1/2020    2,586,451
    3,455,000  Omaha Public Power District, Nebraska, Electric Revenue Refunding Bonds,
               Series B                                                                         6.15%     2/1/2012    3,702,724
                                                                                                                   ------------
                                                                                                                      6,289,175
                                                                                                                   ------------

               New Hampshire - 0.2%
    1,100,000  New Hampshire Turnpike System, Residual Interest Bonds, 1991 Refunding,
               Series C, Insured by FGIC                                                       9.475%    11/1/2017    1,270,357(c)
                                                                                                                   ------------

               New Jersey - 2.9%
    1,250,000  East Orange, New Jersey, Unlimited Tax General Obligation Bonds, Insured
               by FSA                                                                            8.4%     8/1/2006    1,473,938
    1,000,000  Mercer County, New Jersey, Improvement Authority, Revenue Bonds, Series
               1991                                                                              6.6%    11/1/2014    1,030,460(b)
    1,110,000  New Jersey Health Care Facilities, Financing Authority Revenue, AMBAC
               Insured                                                                           6.1%     7/1/2010    1,163,780
    3,000,000  New Jersey Transit Corp., (Raymond Plaza East, Inc.), Certificates of
               Participation, Insured by FSA                                                   6.375%    10/1/2006    3,215,220
      715,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series             10.375%     1/1/2003      781,037(b)
    4,700,000  New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series C, Insured
               by AMBAC                                                                          6.5%     1/1/2016    5,196,038
    2,595,000  West New York, New Jersey, Municipal Utility Authority, Sewer Revenue
               Refunding Bonds, Insured by FGIC                                          Zero Coupon    12/15/2009    1,558,894
    2,195,000  West New York, New Jersey, Municipal Utility Authority, Sewer Revenue
               Refunding Bonds, Insured by FGIC                                          Zero Coupon    12/15/2007    1,474,755
                                                                                                                   ------------
                                                                                                                     15,894,122
                                                                                                                   ------------

               New Mexico - 2.5%
    3,315,000  City of Alamogordo, New Mexico Hospital Revenue Bonds, (Gerald Champion
               Hospital Project), Series 1997                                                    5.3%     1/1/2013    2,896,316
    5,000,000  Farmington, New Mexico, Power Revenue Refunding Bonds, Series 1983              9.875%     1/1/2013    5,974,050(b)
    4,040,000  Farmington, New Mexico, Utility Systems Revenue Bonds, Insured by AMBAC         9.875%     1/1/2008    4,881,855(b)
                                                                                                                   ------------
                                                                                                                     13,752,221
                                                                                                                   ------------

               New York - 6.3%
    5,200,000  Metropolitan Transportation Authority, New York, Commuter Facilities
               Revenue Bonds, Series A, Insured by MBIA                                        6.375%     7/1/2018    5,540,808(b)
    2,650,000  Metropolitan Transportation Authority, New York, Commuter Facilities
               Revenue Bonds, Series C-1, FGIC Insured                                         5.125%     7/1/2014    2,532,817
    3,000,000  Metropolitan Transportation Authority, New York, Transit Facilities
               Revenue Bonds, Series O, Insured by MBIA                                         6.25%     7/1/2014    3,182,670(b)
    4,225,000  Metropolitan Transportation Authority, New York, Transit Facilities
               Service Contract Bonds, Series O                                                 5.75%     7/1/2013    4,259,603
    2,000,000  New York City, Municipal Water Finance Authority, Water & Sewer System
               Revenue Bonds, Series A, Insured by AMBAC                                       5.875%    6/15/2012    2,098,060
    1,000,000  New York City, New York, Water Authority Revenue Bonds (Water and Sewer
               Systems), Series B                                                                5.0%    6/15/2029      855,900
   10,000,000  New York State Dormitory Authority Revenue Bonds, City University System
               Consecutive Third-1, Insured by FGIC                                              5.0%     7/1/2026    8,625,900
    2,860,000  New York State Thruway Authority, Highway & Bridge Trust Fund, Revenue
               Bonds, Series 1994-B, Insured by FGIC                                             6.0%     4/1/2014    3,013,725(b)
    1,720,000  New York State Urban Development Corp., Project Revenue
               Bonds, (Syracuse University Center for Science and Technology Loan),
               1995 Refunding Series                                                             6.0%     1/1/2010    1,786,254
    1,620,000  New York State Urban Development Corp., Project Revenue Bonds,
               (Syracuse University Center for Science and Technology Loan), 1995
               Refunding Series                                                                  6.0%     1/1/2009    1,679,600
    1,000,000  Triborough Bridge & Tunnel Authority, New York, General Purpose Revenue
               Bonds, Series Q                                                                  6.75%     1/1/2009    1,091,960
                                                                                                                   ------------
                                                                                                                     34,667,297
                                                                                                                   ------------

               North Carolina - 0.7%
    4,000,000  North Carolina Municipal Power Agency #1, Catawba
               Electric Revenue Refunding Bonds, Series 1992, Insured by MBIA                    6.0%     1/1/2011    4,159,360
                                                                                                                   ------------

               North Dakota - 1.6%
    3,500,000  Grand Forks, North Dakota, Health Care System Revenue Bonds (Altru
               Health System Obligated Group                                                   7.125%    8/15/2024    3,485,440
    2,000,000  Mercer County, North Dakota, Pollution Control Revenue Refunding Bonds,
               (Ottertail Power Co. Project)                                                     6.9%     2/1/2019    2,068,460
    2,000,000  North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds,
               Series 1995-A                                                                     6.3%    10/1/2015    2,089,760
    1,340,000  North Dakota State Water Commission (Southwest Pipeline), Revenue Bonds,
               Series A, Insured by AMBAC                                                       5.75%     7/1/2027    1,284,872
                                                                                                                   ------------
                                                                                                                      8,928,532
                                                                                                                   ------------

               Ohio - 5.3%
      875,000  Akron Ohio Economic Development, Non-Tax Revenue Bonds, Insured by MBIA           6.0%    12/1/2012      921,620
    1,050,000  Akron, Bath & Copley Joint Township, Ohio, (Children's Hospital
               Medical Center), Hospital District Revenue Bonds, Insured by AMBAC               7.45%   11/15/2020    1,087,475(b)
    2,500,000  Akron, Ohio, Certificates of Participation, Series 1996, Akron Municipal
               Baseball Stadium Project                                                  Zero Coupon     12/1/2016    2,396,500
    3,785,000  City of Cleveland, Ohio, Public Power System, First Mortgage Revenue
               Bonds, Series 1994-A, Insured by MBIA                                             7.0%   11/15/2024    4,150,707(b)
    1,630,000  Cuyahoga County, Ohio, (Deaconess Hospital), Hospital Revenue Bonds,
               Series C                                                                         7.45%    10/1/2018    1,697,922(b)
    1,470,000  Lorain County, Ohio, (Humility of Mary Health System), Hospital Revenue
               Bonds                                                                           7.125%   12/15/2006    1,534,445(b)
    2,000,000  Ohio Higher Educational Facility Commission (Case Western Reserve
               University Project), Series B                                                     6.5%    10/1/2020    2,186,340
    1,500,000  Ohio Higher Educational Facility Commission, Higher Educational Revenue
               Bonds, (Ohio Dominican College 1994 Project)                                    6.625%    12/1/2014    1,538,790
    5,000,000  Ohio State Air Quality Development Authority, Cleveland Electric,
               Pollution Control Revenue Bonds, Insured by FGIC                                  8.0%    12/1/2013    5,431,750
    2,250,000  Ohio State Air Quality Development Authority, Columbus & Southern
               Pollution Control Revenue Bonds, Insured by FGIC                                6.375%    12/1/2020    2,314,868
    2,000,000  Ohio State Turnpike Commission, Turnpike Revenue Refunding Bonds, Series
               A, FGIC Insured                                                                   5.5%    2/15/2024    1,927,900
    1,795,000  Trumbull County, Ohio (Memorial Hospital), Hospital Revenue
               Refunding & Improvement Bonds, Series 1991-B, Insured by FGIC                     6.9%   11/15/2012    1,888,071(b)
    2,115,000  University of Akron, Ohio, General Receipt Bonds, Series 1999, FGIC
               Insured                                                                           5.5%     1/1/2020    2,031,394
                                                                                                                   ------------
                                                                                                                     29,107,782
                                                                                                                   ------------

               Oklahoma - 2.3%
    5,220,000  Bass, Oklahoma, Memorial Baptist Hospital                                        8.35%     5/1/2009    5,988,802(b)
    1,500,000  Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds,
               Series 1992-B, Insured by MBIA                                                  5.875%     1/1/2012    1,559,610
    5,000,000  Tulsa, Oklahoma, Municipal Airport Trust Revenue American Airlines, Inc.        7.375%    12/1/2020    5,061,850
                                                                                                                   ------------
                                                                                                                     12,610,262
                                                                                                                   ------------

               Oregon - 0.9%
    2,700,000  Clackamas County, Oregon, Health Facilities Authority,
               Adventist Health-West Revenue Refunding Bonds, Series 1992-A, Insured by
               MBIA                                                                             6.35%     3/1/2009    2,800,575
    2,000,000  Hospital Facility Authority of the Western Lane Hospital District,
               Oregon, Revenue Refunding Bonds, Series 1994 (Sisters of
               St. Joseph of Peace, Health & Hospital Services), Insured by MBIA               5.875%     8/1/2012    2,054,920
                                                                                                                   ------------
                                                                                                                      4,855,495
                                                                                                                   ------------

               Pennsylvania - 2.9%
    6,900,000  Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Series
               1997B, Insured by MBIA                                                            5.0%     1/1/2019    6,178,674
    1,600,000  Allegheny County, Pennsylvania, Hospital Development Authority,
               Hospital Revenue Bonds, Series A-1995, (Allegheny General Hospital
               Project), Insured by MBIA                                                         6.2%     9/1/2015    1,578,992
    2,575,000  Allegheny County, Pennsylvania, Sanitary Authority, Sewer Revenue Bonds,
               Series A, Insured by FGIC                                                 Zero Coupon      6/1/2008    1,673,055
    3,170,000  Millcreek Township, Pennsylvania, School District, General Obligation
               Bonds, Insured by FGIC                                                    Zero Coupon     8/15/2009    1,924,285
    1,425,000  Monroeville, Pennsylvania, Hospital Authority, Forbes Health System
               Revenue Bonds, Series 1992                                                        7.0%    10/1/2003    1,384,687
    3,000,000  Pennsylvania State, General Obligation Bonds, Second Series of 1992,
               Insured by AMBAC                                                          Zero Coupon      7/1/2006    2,172,180
    1,000,000  York County Pennsylvania Solid Waste and Refuse Authority,
               Refunding Revenue Bonds, Series 1997, County Guaranteed, Insured by FGIC          5.5%    12/1/2012    1,007,180
                                                                                                                   ------------
                                                                                                                     15,919,053
                                                                                                                   ------------

               Puerto Rico - 2.0%
    4,000,000  Puerto Rico Commonwealth, Aqueduct & Sewer Revenue Bonds, Series A                9.0%     7/1/2009    4,603,280(b)
    3,000,000  Puerto Rico Commonwealth, Unlimited Tax General Obligation Bonds                 6.45%     7/1/2017    3,216,690(b)
    3,000,000  Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T               6.0%     7/1/2016    3,038,160
                                                                                                                   ------------
                                                                                                                     10,858,130
                                                                                                                   ------------

               South Carolina - 1.7%
    2,000,000  City of Spartanburg, South Carolina, Junior Lien, Water System Revenue
               Bonds, Series 1998                                                               5.25%     6/1/2028    1,778,300
    2,000,000  Piedmont Municipal Power Agency, South Carolina,
               Electric Revenue Refunding Bonds, Series 1991, Insured by FGIC                   6.25%     1/1/2021    2,109,840
    5,000,000  Piedmont Municipal Power Agency, South Carolina, Electric Revenue
               Refunding Bonds, Insured by FGIC                                                  5.0%     1/1/2022    4,370,450
    1,450,000  Spartanburg, South Carolina, Waterworks Revenue Refunding Bonds, Insured
               by FGIC                                                                           5.0%     6/1/2017    1,340,061
                                                                                                                   ------------
                                                                                                                      9,598,651
                                                                                                                   ------------

               Tennessee - 1.4%
    1,750,000  Bristol, Tennessee, Health and Educational Facilities Authority, Bristol
               Memorial Hospital Revenue Bonds, Insured by FGIC                                  7.0%     9/1/2021    1,820,928(b)
    1,750,000  Metropolitan Government of Nashville & Davidson County TN, Electric
               System Revenue Bonds, Series 1998A                                                5.2%    5/15/2023    1,569,558
    5,000,000  Shelby County, Tennessee, Health Educational & Housing
               Facility Board, (St. Jude Children's Research Hospital), Series 1999            5.375%     7/1/2024    4,452,550
                                                                                                                   ------------
                                                                                                                      7,843,036
                                                                                                                   ------------

               Texas - 9.0%
    2,165,000  Arlington, Texas, Independent School District, Unlimited Tax
               Refunding & Improvement Bonds, Series 1992, Permanent School Fund
               Guaranteed                                                                Zero Coupon     2/15/2009    1,346,587
    8,100,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
               Insured by MBIA                                                           Zero Coupon    11/15/2009    4,837,806
    7,000,000  Austin, Texas, Utility System Refunding Revenue Bonds, Series A,
               Insured by MBIA                                                           Zero Coupon    11/15/2008    4,427,780
    1,000,000  Austin, Texas, Utility System Revenue Refunding Bonds, Insured by FGIC            6.0%   11/15/2013    1,056,080
    1,575,000  Bexar County, Texas, Limited Tax General Obligation Bonds                         5.0%    6/15/2015    1,471,759
    1,000,000  Cass County, Texas, Industrial Development Corporation, Pollution
               Control Revenue Refunding Bonds, International Paper, Series 1997-B              5.35%     4/1/2012      950,980
    2,000,000  Copperas Cove, Texas, Independent School District, Unlimited
               Tax General Obligation Bonds, Permanent School Fund Guaranteed                    6.9%    8/15/2014    2,145,480(b)
    4,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds Series
               1994-A, Insured by MBIA                                                           6.0%    11/1/2012    4,107,440
    2,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds, Insured
               by FGIC                                                                         7.375%    11/1/2010    2,202,140
    1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds, Insured
               by FGIC                                                                         7.375%    11/1/2009    1,102,980
    1,000,000  Dallas-Fort Worth, Texas, Airport Joint Revenue Refunding Bonds, Insured
               by FGIC                                                                         7.375%    11/1/2008    1,102,600
    2,000,000  Del Valle, Texas, Independent School District, Unlimited Tax
               General Obligation Refunding Bonds, Permanent School Fund Guaranteed              5.0%     2/1/2018    1,791,140
    2,285,000  Denton, Texas, Independent School District, Unlimited
               Tax General Obligation Refunding Bonds, Permanent School Fund Guaranteed         6.25%    2/15/2009    2,438,963
    1,000,000  Georgetown, Texas, Higher Education Finance Corp., Higher
               Education Revenue Bonds, Series 1994 (Southwestern University Project)            6.3%    2/15/2014    1,026,200
    5,000,000  Houston, Texas Water & Sewer System, Revenue Refunding Jr. Lien Series
               A, Insured by FGIC                                                              5.250%    12/1/2022    4,499,400
    5,315,000  Lewisville, Texas, Independent School District, Capital
               Appreciation Refunding Bonds, Permanent School Fund Guaranteed            Zero Coupon     8/15/2019    1,677,733
    1,000,000  San Antonio, Texas, Airport Revenue Refunding Bonds, Insured by AMBAC           7.375%     7/1/2011    1,083,520
    1,845,000  San Antonio, Texas, Airport Revenue Refunding Bonds, Insured by AMBAC           7.375%     7/1/2010    1,999,666
   11,615,000  Southeastern Texas Housing Finance Corp., Single Family Mortgage
               Revenue Bonds                                                             Zero Coupon      9/1/2017    4,233,668(b)
    4,315,000  Texas State, Veterans Land Board General Obligation Bonds                        0.05%     7/1/2010    2,480,780
    1,000,000  Texas Water Development Board, State Revolving Fund Revenue Bond, Senior
               Lien, Series A                                                                   5.25%    7/15/2017      942,630
      780,000  Travis County, Texas, Housing Finance Corporation, Single Family
               Mortgage Revenue Refunding Bonds, Series 1994-A                                  6.75%     4/1/2014      811,301
      440,000  Willis, Texas, Independent School District, Government Obligation Bonds,
               Permanent School Fund Guaranteed                                                  6.5%    2/15/2016      448,228
      430,000  Wylie, Texas, Independent School District, General Obligation Bonds,
               Permanent School Fund Guaranteed                                                6.875%    8/15/2014      476,113
      745,000  Wylie, Texas, Independent School District, General Obligation Bonds,
               Permanent School Fund Guaranteed                                                6.875%    8/15/2014      843,616(b)
                                                                                                                   ------------
                                                                                                                     49,504,590
                                                                                                                   ------------

               Utah - 2.3%
    5,000,000  Intermountain Power Agency, Utah, Power Supply Revenue Bonds, Series B,
               Insured by MBIA                                                                  5.75%     7/1/2019    4,925,400
    3,405,000  Timpanogos Special Service District, Utah County, Utah, Sewer Revenue
               Bonds, Series 1996-A, Insured by AMBAC                                            6.1%     6/1/2019    3,609,606(b)
    3,750,000  Utah Associated Municipal Power Systems, San Juan Project Revenue Bonds,
               Series O, Insured by MBIA                                                        6.25%     6/1/2014    3,983,550(b)
                                                                                                                   ------------
                                                                                                                     12,518,556
                                                                                                                   ------------

               Virginia - 1.5%
    3,625,000  Fairfax County, Virginia, Water Authority, Water Revenue Refunding Bonds          5.0%     4/1/2021    3,228,679
    3,000,000  Industrial Development Authority of Fairfax County, Virginia,
               Health Care Revenue Bonds, (Inova Health System Project), Series 1996           5.875%    8/15/2016    2,973,330
    2,035,000  Virginia State Housing Development Authority, Commonwealth Mortgage
               Bonds, 1997 Subseries B-1                                                         5.5%     1/1/2022    1,876,596
                                                                                                                   ------------
                                                                                                                      8,078,605
                                                                                                                   ------------

               Washington - 5.4%
    1,655,000  Douglas County, Washington, Public Utility District #1, Wells
               Hydroelectric Revenue Bonds, Series A                                            8.75%     9/1/2018    2,047,119
    1,395,000  Douglas County, Washington, Public Utility District #1, Wells
               Hydroelectric Revenue Bonds, Series A                                            8.75%     9/1/2018    1,669,327
    2,000,000  Grant County, Washington, Public Utility District No. 2,
               Columbia River, Priest Rapids Hydro Electric Development
               Project, Second Series Revenue Bonds, Series A, Insured by AMBAC                  5.0%     1/1/2023    1,731,600
    4,130,000  Seattle, Washington, Water System Revenue Bonds, FGIC Insured                     5.0%    10/1/2027    3,520,825
    4,040,000  State of Washington, Unlimited Tax General Obligation Bonds, Series E             5.0%     7/1/2022    3,527,324
    1,500,000  Tacoma, Washington, Conservation System Project Revenue Bonds, Tacoma
               Public Utilities Light Division                                                   6.6%     1/1/2015    1,567,515
    1,000,000  Washington State Higher Education (Whitman College Project)                     5.875%    10/1/2029      983,710
    2,000,000  Washington State Public Power Supply System, Nuclear
               Project No. 1, Revenue Refunding Bonds, Series 1996-A, Insured by MBIA           5.75%     7/1/2011    2,028,420
    3,000,000  Washington State Public Power Supply System, Nuclear
               Project No. 1, Revenue Refunding Bonds, Series 1996-A, Insured by MBIA           5.75%     7/1/2012    3,024,990
    2,000,000  Washington State, Unlimited Tax General Obligation Bonds                          6.0%     6/1/2012    2,110,820
    3,000,000  Washington State, Unlimited Tax General Obligation Bonds, Series 93A             5.75%    10/1/2012    3,096,660
    1,500,000  Washington State, Unlimited Tax General Obligation Bonds, Series A               6.25%     2/1/2011    1,599,735
    2,500,000  Washington State, Various Purpose General Obligation Bonds                       6.25%     6/1/2010    2,693,600
                                                                                                                   ------------
                                                                                                                     29,601,645
                                                                                                                   ------------

               Wyoming - 0.5%
    2,500,000  State of Wyoming, Farm Loan Board, Capital Facilities Revenue Bonds,
               Series 1994                                                                       6.1%     4/1/2024    2,524,875
                                                                                                                   ------------
               Total Long-Term Municipal Securities (cost $528,505,708)                                             550,214,101
                                                                                                                   ------------

               SHORT-TERM MUNICIPAL SECURITIES - 0.3% (a,c)
    1,000,000  Maricopa County, Arizona Pollution Control Corp., Pollution
               Control Revenue Refunding Bonds, (Arizona Public Service Co. PaloVerde
               Project), 1994 Series E                                                          6.05%     5/1/2000    1,000,000
      600,000  Michigan Strategic Fund, Variable Rate Demand Pollution
               Control Revenue Refunding Bonds, (Consumers Power Company Project),
               Series 1988A                                                                     6.05%     5/1/2000      600,000
                                                                                                                   ------------
               Total Short-Term Municipal Securities (at amortized cost)                                              1,600,000
                                                                                                                   ------------
               Total Investments (cost $530,105,708)                                                               $551,814,101
                                                                                                                   ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Municipal Bond Fund.

(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is deposited into an irrevocable escrow account and is used to purchase U.S. Treasury securities or Government Agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds. Because the original bonds assume a quality rating equivalent to the escrowed U.S. Government securities, they are considered to be U.S. Government securities for purposes of portfolio diversification requirements.

(c) Denotes variable rate obligations for which the current yield and next scheduled interest reset date are shown.

(d) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $530,105,708 and the net unrealized appreciation of investments based on that cost was $21,708,393 which is comprised of $27,345,576 aggregate gross unrealized appreciation and $5,637,183 aggregate gross unrealized depreciation.

(e) Miscellaneous abbreviations:
    AMBAC - AMBAC Indemnity Corp.
    Connie Lee - Connie Lee Insurance Co.
    FGIC - Financial Guaranty Insurance Co.
    FSA - Federal Security Assurance, Inc.
    MBIA - Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Portfolio of Investments
April 30, 2000
(unaudited)


  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               CORPORATE BONDS - 15.6%(a)
               Aerospace & Defense - 1.4%
$     500,000  Raytheon Co., Notes                                                                8.2%    3/1/2006 $    499,500
                                                                                                                   ------------

               Automotive - 1.4%
      500,000  Ford Motor Credit Co., Notes                                                       6.7%   7/16/2004      481,525
                                                                                                                   ------------

               Banks - 1.4%
      500,000  Norwest Financial, Inc., Bonds                                                     7.6%    5/3/2005      498,405
                                                                                                                   ------------

               Broadcasting & Media - 0.8%
      150,000  Charter Communications, Inc., Sr. Notes                                           10.0%    4/1/2009      145,125
      150,000  Clear Channel Communications, Convertible Notes                                    1.5%   12/1/2002      143,813
                                                                                                                   ------------
                                                                                                                        288,938
                                                                                                                   ------------

               Finance - Commercial - 1.4%
      500,000  General Electric Capital Corp., Medium Term Notes, Series A                       6.81%   11/3/2003      491,984
                                                                                                                   ------------

               Finance - Other - 1.4%
      500,000  Comdisco, Inc., Sr. Notes                                                          6.0%   1/30/2002      483,969
                                                                                                                   ------------

               Insurance - 1.4%
      500,000  Everest Reinsurance Holdings, Sr. Notes                                            8.5%   3/15/2005      496,653
                                                                                                                   ------------

               Oil & Gas - 1.4%
      500,000  Dynegy, Inc., Notes                                                              8.125%   3/15/2005      494,875
                                                                                                                   ------------

               Retail - 2.6%
      500,000  Saks, Inc., Sr. Notes                                                             8.25%  11/15/2008      437,612
      500,000  TJX Cos., Inc., Notes                                                             7.45%  12/15/2009      480,338
                                                                                                                   ------------
                                                                                                                        917,950
                                                                                                                   ------------

               Telecommunications - Wireless - 0.4%
      150,000  Nextel Communications, Inc., Sr. Notes                                           9.375%  11/15/2009      144,000
                                                                                                                   ------------

               Telecommunications - Wireline - 1.2%
      150,000  360Networks, Inc., Sr. Notes                                                      13.0%    5/1/2008      148,125
      150,000  Level 3 Communications, Inc., Sr. Notes                                           11.0%   3/15/2008      145,875
      150,000  NEXTLINK Communications, Inc., Sr. Notes                                          10.5%   12/1/2009      145,500
                                                                                                                   ------------
                                                                                                                        439,500
                                                                                                                   ------------

               Utilities - 0.8%
      150,000  AES (The) Corp., Sr. Notes                                                         9.5%    6/1/2009      147,750
      150,000  TNP Enterprises, Inc., Sr. Subordinated Notes                                    10.25%    4/1/2010      151,500
                                                                                                                   ------------
                                                                                                                        299,250
                                                                                                                   ------------
               Total Corporate Bonds (cost $5,639,956)                                                                5,536,549
                                                                                                                   ------------

               ASSET-BACKED SECURITIES - 9.6%(a)
      500,000  Com-Ed Transitional Funding Trust, Series 1998-1-A5                               5.44%   3/25/2007      462,988
      500,000  Conseco Finance Securitization Corp., Series 2000-1-A3                             7.3%    5/1/2031      494,193
      500,000  Discover Card Master Trust I, Series 1999-6A                                      6.85%    7/7/2007      488,013
      500,000  MBNA Master Credit Card Trust, Asset Backed Certificates, Series 1999-M-A          6.6%   4/16/2007      485,798
      500,000  Sears Credit Account Master Trust, Master Trust Certificates, Series 1999-3-A     6.45%  11/15/2009      480,628
      500,000  Toyota Auto Receivables, Asset Backed Certificates, Series 1999-A-A3              6.15%   8/16/2004      493,213
      497,126  Vornado Finance, LLC, Series 2000-VNO-A1                                         7.514%   3/15/2015      497,048
                                                                                                                   ------------
               Total Asset-Backed Securities (cost $3,462,991)                                                        3,401,881
                                                                                                                   ------------

               FOREIGN GOVERNMENT BONDS - 2.2% (a,b)
      250,000  Brazil (Republic of), Notes (USD)                                                 14.5%  10/15/2009      264,000
      500,000  Mexican United States, Notes                                                     9.875%    2/1/2010      516,250
                                                                                                                   ------------
               Total Foreign Government Bonds (cost $791,583)                                                           780,250
                                                                                                                   ------------

               U.S. GOVERNMENT AGENCY - 4.1%(a)
      500,000  Federal Home Loan Mortgage Corp., Notes                                          6.875%   1/15/2005      492,676
    1,000,000  Federal National Mortgage Association, Notes                                     5.625%   5/14/2004      943,696
                                                                                                                   ------------
      Total U.S. Government Agency (cost $1,465,536)                                                                  1,436,372
                                                                                                                   ------------

               U.S. GOVERNMENT - 33.1%(a)
   12,000,000  U.S. Treasury Notes (cost $11,758,598)                                       5.75%-6.0%   2002-2004   11,709,375
                                                                                                                   ------------

Shares
------------
               COMMON STOCKS - 0.21(a)
       22,500  Lucent Technologies, Inc. (cost $163,820)                                                                155,469
                                                                                                                   ------------

  Principal                                                                                             Maturity
   Amount                                                                                     Rate        Date         Value
 ----------                                                                                ----------  ----------    ----------
               SHORT-TERM SECURITIES - 35.0%(a)
               Commercial Paper - 18.3%
    1,000,000  Corporate Asset Funding Co.                                                       5.98%    5/2/2000      999,834
      548,000  CXC, Inc.                                                                         6.03%   5/10/2000      547,174
    1,000,000  Honeywell International, Inc.                                                      6.0%    5/5/2000      999,333
    1,000,000  McDonald's Corp.                                                                  5.95%    5/3/2000      999,669
      835,000  Snap-On, Inc.                                                                      6.0%    5/4/2000      834,583
    1,082,000  Triple-A One Funding Corp.                                                         6.0%    5/1/2000    1,082,000
    1,000,000  Wells Fargo Capital Co., Bonds, Series A                                          5.96%    5/1/2000    1,000,000
                                                                                                                   ------------
                                                                                                                      6,462,593
                                                                                                                   ------------
               U.S. Government - 16.7%
    5,920,000  Federal Home Loan Mortgage Corp., Discount Notes                                  5.88%    5/1/2000    5,920,000
                                                                                                                   ------------
               Total Short-Term Securities (at amortized cost)                                                       12,382,593
                                                                                                                   ------------
               Total Investments (cost $35,665,077)                                                                $ 35,402,489(c)
                                                                                                                   ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Limited Maturity Bond Fund.

(b) Denominated in U.S. dollars.

(c) At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $35,665,077 and the net unrealized depreciation of investments based on that cost was $262,588 which is comprised of $7,384 aggregate gross unrealized appreciation and $269,972 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Portfolio of Investments
April 30, 2000
(unaudited)

  Principal                                                                                              Maturity
   Amount                                                                                      Yield       Date          Value
 ----------                                                                                 ----------  ----------    ----------
               BANK NOTES - 1.1%(a)
               Banking - Domestic
$   7,000,000  First National Bank of Chicago, N.A.                                              6.05%   8/11/2000 $  6,999,066
                                                                                                                   ------------

               CERTIFICATES OF DEPOSIT - 7.8%(a)
               Banking - Domestic - 3.3%
    7,000,000  Michigan National Bank                                                            6.80%    4/6/2001    7,004,391
    7,000,000  Morgan Guaranty Trust Co. of New York                                             5.75%   7/19/2000    6,999,221
    7,000,000  U.S. Bank, N.A.                                                                   6.00%   6/21/2000    6,994,703
                                                                                                                   ------------
                                                                                                                     20,998,315
                                                                                                                   ------------

               Banking - Foreign - 4.5%
    8,000,000  Canadian Imperial Bank of Commerce                                                6.72%   2/12/2001    7,997,016
    7,000,000  Svenska Handelsbanken NY                                                          6.10%   7/27/2000    6,991,834
    1,500,000  Svenska Handelsbanken NY                                                          6.82%   3/16/2001    1,498,727
    3,000,000  UBS Ag Stamford                                                                   6.12%   5/22/2000    2,998,256
    2,500,000  UBS Ag Stamford                                                                   6.56%   12/4/2000    2,493,165
    7,000,000  UBS Ag Stamford                                                                   6.90%   4/30/2001    6,998,674
                                                                                                                   ------------
                                                                                                                     28,977,672
                                                                                                                   ------------
               Total Certificates of Deposit                                                                         49,975,987
                                                                                                                   ------------

               COMMERCIAL PAPER - 81.1%(a)
               Banking - Foreign - 8.8%
    7,000,000  Abbey National North America (Guaranteed Abbey National plc)                      6.26%   8/30/2000    6,857,186
    7,000,000  Abbey National North America (Guaranteed Abbey National plc)                      6.46%   11/3/2000    6,777,213
   10,000,000  Centerior Fuel Corp. (Direct Pay Letter of Credit, Barclays Bank plc)             6.09%    5/3/2000    9,996,622
    7,000,000  Corporacion Adina de Fomento (Guaranteed Barclays Bank plc)                       6.14%   5/31/2000    6,964,417
    7,000,000  Deutsche Bank Financial Corp. (Guaranteed Deutsche Bank A.G.)                     6.28%  10/13/2000    6,807,500
   19,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union Bank of Switzerland)                6.04%    5/1/2000   19,000,000
                                                                                                                   ------------
                                                                                                                     56,402,938
                                                                                                                   ------------

               Chemicals - 4.9%
   31,000,000  Great Lakes Chemical Corp.                                                        6.04%    5/1/2000   31,000,000
                                                                                                                   ------------

               Consumer Products - 4.9%
   31,100,000  Gillette Co.                                                                      6.03%    5/1/2000   31,100,000
                                                                                                                   ------------

               Drugs & Health Care - 2.2%
    7,000,000  Schering Corp. (Guaranteed Schering Plough Corp.)                                 6.16%   7/26/2000    6,899,499
    7,000,000  Schering Corp. (Guaranteed Schering Plough Corp.)                                 6.33%   8/29/2000    6,856,033
                                                                                                                   ------------
                                                                                                                     13,755,532
                                                                                                                   ------------

               Finance - Automotive - 4.4%
    7,000,000  DaimlerChrysler North America Holdings                                            6.06%   5/12/2000    6,987,081
    7,000,000  DaimlerChrysler North America Holdings                                            6.06%   5/22/2000    6,975,378
    7,000,000  Ford Motor Credit Co.                                                             6.61%   10/6/2000    6,993,171
    1,290,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.09%   5/22/2000    1,285,455
    6,000,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.00%    6/5/2000    5,965,758
                                                                                                                   ------------
                                                                                                                     28,206,843
                                                                                                                   ------------

               Finance - Commercial - 3.3%
    7,000,000  General Electric Capital Corp.                                                    6.09%   5/19/2000    6,978,790
    7,000,000  General Electric Capital International Funding, Inc.
               (Guaranteed General Electric Capital Corp.)                                       5.98%    5/5/2000    6,995,466
    7,000,000  General Electric Credit Capital Services of Puerto Rico, Inc.
               (Guaranteed General Electric Capital Corp.)                                       6.25%   8/25/2000    6,863,088
                                                                                                                   ------------
                                                                                                                     20,837,344
                                                                                                                   ------------

               Finance - Consumer - 5.1%
    1,160,000  American Express Credit Corp.                                                     6.33%    8/1/2000    1,160,418
    3,800,000  Associates Corp. of North America                                                 6.04%    5/1/2000    3,800,000
    7,000,000  Associates Financial Services Company of Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                                    6.00%   5/18/2000    6,980,464
    7,000,000  Associates Financial Services Company of Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                                    6.06%   5/25/2000    6,972,140
    7,000,000  Associates Financial Services Company of Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                                    6.22%   6/13/2000    6,948,663
    7,000,000  Associates Financial Services Company of Puerto Rico, Inc.
               (Guaranteed Associates Corp. of North America)                                    6.24%   7/10/2000    6,916,292
                                                                                                                   ------------
                                                                                                                     32,777,977
                                                                                                                   ------------

               Finance - Structured - 13.8%
   10,000,000  CXC, Inc.                                                                         6.06%    5/1/2000   10,000,000
    7,000,000  CXC, Inc.                                                                         6.13%   5/15/2000    6,983,449
    7,000,000  CXC, Inc.                                                                         6.02%   5/23/2000    6,974,590
    7,000,000  CXC, Inc.                                                                         6.12%   5/26/2000    6,970,493
    6,000,000  Delaware Funding Corp.                                                            6.07%    5/3/2000    5,997,987
    5,106,000  Delaware Funding Corp.                                                            6.22%    7/6/2000    5,048,617
    7,000,000  Preferred Receivables Funding                                                     6.13%   5/11/2000    6,988,178
    8,902,000  Preferred Receivables Funding                                                     6.15%   5/30/2000    8,858,328
   20,000,000  Triple-A One Funding Corp.                                                        6.04%    5/1/2000   20,000,000
    3,403,000  Triple-A One Funding Corp.                                                        6.05%    5/2/2000    3,402,430
    7,000,000  Triple-A One Funding Corp.                                                        6.09%   5/16/2000    6,982,325
                                                                                                                   ------------
                                                                                                                     88,206,397
                                                                                                                   ------------

               Food & Beverage - 1.6%
    5,000,000  BestFoods                                                                         6.27%   7/10/2000    4,940,111
    5,000,000  Heinz (H.J.) Co.                                                                  6.08%    5/3/2000    4,998,319
                                                                                                                   ------------
                                                                                                                      9,938,430
                                                                                                                   ------------

               Insurance - 12.0%
    7,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                                       6.34%    9/6/2000    6,846,933
    7,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                                       6.50%   12/6/2000    6,735,983
   10,000,000  American Family Financial Services (Guaranteed American Family
               Mutual Insurance Co.)                                                             6.06%   7/17/2000    9,874,233
    7,000,000  American Family Financial Services (Guaranteed American Family
               Mutual Insurance Co.)                                                             6.28%   9/11/2000    6,843,282
    7,000,000  American Family Financial Services (Guaranteed American Family
               Mutual Insurance Co.)                                                             6.44%  10/16/2000    6,796,160
   30,000,000  American General Finance Corp.                                                    6.03%    5/1/2000   30,000,000
    3,000,000  Prudential Funding Corp.                                                          6.16%   5/31/2000    2,984,800
    7,000,000  Prudential Funding Corp.                                                          6.08%   7/10/2000    6,919,558
                                                                                                                   ------------
                                                                                                                     77,000,949
                                                                                                                   ------------

               Metals & Mining - 2.5%
   15,913,000  Alcoa, Inc.                                                                       6.06%    5/4/2000   15,904,977
                                                                                                                   ------------

               Oil & Gas - 9.0%
    7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                                5.99%    5/8/2000    6,992,051
    7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                                6.12%    6/6/2000    6,957,440
    6,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                                6.22%   8/14/2000    5,894,300
    7,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                                6.36%   9/18/2000    6,832,311
   31,000,000  Koch Industries, Inc.                                                             6.04%    5/1/2000   31,000,000
                                                                                                                   ------------
                                                                                                                     57,676,102
                                                                                                                   ------------

               Retail - Department Stores - 0.6%
    3,828,000  Wal-Mart Stores, Inc.                                                             6.08%    5/8/2000    3,823,504
                                                                                                                   ------------

               Services - 0.4%
    2,800,000  Leland H. Stanford Junior University                                              6.00%   5/24/2000    2,789,410
                                                                                                                   ------------

               Technology - Hardware - 0.5%
    3,510,000  Honeywell International, Inc.                                                     6.04%    5/1/2000    3,510,000
                                                                                                                   ------------

               Technology - Services - 0.5%
    3,000,000  Electronic Data Systems Corp.                                                     6.09%   5/15/2000    3,000,776
                                                                                                                   ------------

               Telecommunications - Wireline - 2.2%
    7,000,000  AT&T Corp.                                                                        5.94%    5/4/2000    6,996,593
    7,000,000  AT&T Corp.                                                                        6.67%    3/8/2001    7,000,000
                                                                                                                   ------------
                                                                                                                     13,996,593
                                                                                                                   ------------

               U.S. Municipal - 4.4%
    7,000,000  California Pollution Control Finance Authority; Environmental
               Improvement Revenue Bonds; Series 1996 (Guaranteed Shell Oil Co.)                 6.08%   5/10/2000    7,000,000
    7,000,000  California Pollution Control Finance Authority; Environmental
               Improvement Revenue Bonds; Series 1996 (Guaranteed Shell Oil Co.)                 6.07%   6/12/2000    7,000,000
    7,000,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste Disposal;
               Series 1995A (Guaranteed BP Amoco plc)                                            6.00%    5/9/2000    7,000,000
    7,250,000  Metrocrest Hospital Authority, Series 1989 (Bank of New York Direct
               Pay Letter of Credit                                                              6.15%   5/17/2000    7,230,377
                                                                                                                   ------------
                                                                                                                     28,230,377
                                                                                                                   ------------
               Total Commercial Paper                                                                               518,158,149
                                                                                                                   ------------

               MEDIUM TERM NOTES - 4.6%(a)
               Banking - Domestic - 0.5%
    3,000,000  Norwest Corp.                                                                     5.69%   5/12/2000    3,000,911
                                                                                                                   ------------

               Finance - Automotive - 2.5%
    1,000,000  Ford Motor Credit Co.                                                             6.82%   2/23/2001      992,856
    5,000,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.24%   5/24/2000    5,001,263
    3,000,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.25%    7/5/2000    3,003,366
    2,000,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.59%  10/20/2000    1,988,635
    2,500,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.81%    4/9/2001    2,477,437
    2,530,000  General Motors Acceptance Corp. (General Motors Corp.)                            6.78%   4/17/2001    2,531,632
                                                                                                                   ------------
                                                                                                                     15,995,189
                                                                                                                   ------------

               Finance - Commercial - 1.4%
    7,000,000  CIT Group, Inc.                                                                   6.18%    6/2/2000    7,003,027
    2,000,000  CIT Group, Inc.                                                                   6.39%   10/6/2000    1,988,297
                                                                                                                   ------------
                                                                                                                      8,991,324
                                                                                                                   ------------

               Finance - Consumer - 0.2%
    1,120,000  American General Corp.                                                            6.18%   5/15/2000    1,120,252
                                                                                                                   ------------
               Total Medium Term Notes                                                                               29,107,676
                                                                                                                   ------------

               VARIABLE RATE NOTES - 2.8% (a,b)
               U.S. Municipal
    8,000,000  Illinois Student Assistance Commission (Bank of America, Illinois,
               Direct Pay Letter of Credit)                                                      6.12%    5/3/2000    8,000,000
   10,000,000  Illinois Student Assistance Commission (Student Loan Marketing Association,
               Direct Pay Letter of Credit)                                                      6.10%    5/3/2000   10,000,000
                                                                                                                   ------------
               Total Variable Rate Notes                                                                             18,000,000
                                                                                                                   ------------
               U.S. GOVERNMENT AGENCY - 2.6%(a)
    3,000,000  Federal Home Loan Bank                                                            6.08%    6/2/2000    2,998,612
    7,000,000  Federal Home Loan Bank                                                            6.29%  11/10/2000    6,775,209
    7,000,000  Federal National Mortgage Association                                             6.09%    7/6/2000    6,925,182
                                                                                                                   ------------
               Total U.S. Government Agency                                                                          16,699,003
                                                                                                                   ------------
               Total Investments (at amortized cost)                                                               $638,939,881(c)
                                                                                                                   ============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Lutheran Brotherhood Money Market Fund.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $254,034,914)                            $276,281,509
Cash                                                                                      94,294
Receivable for investment securities sold                                              6,291,686
Dividend receivable                                                                        8,382
                                                                                    ------------
Total assets                                                                         282,675,871
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                           12,185,490
Accrued expenses                                                                         195,722
                                                                                    ------------
Total liabilities                                                                     12,381,212
                                                                                    ------------
NET ASSETS                                                                          $270,294,659
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $221,284,220
Accumulated net investment loss                                                       (1,330,745)
Accumulated net realized gain from sale of investments                                28,094,589
Unrealized net appreciation of investments                                            22,246,595
                                                                                    ------------
NET ASSETS                                                                          $270,294,659
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $247,577,146 and 17,924,481 shares of beneficial interest outstanding)                 $13.81
                                                                                          ======
Maximum public offering price per share (based on a net asset value per
share of $13.81 divided by 0.96 for a 4% sales charge)                                    $14.39
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,779,837 and 942,154 shares of
beneficial interest outstanding)                                                          $13.56
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $9,937,676 and 713,997 shares of
beneficial interest outstanding)                                                          $13.92
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                                     $    149,513
Interest income                                                                          369,819
                                                                                    ------------
Total income                                                                             519,332
                                                                                    ------------

Expenses --
Investment advisory fee                                                                  585,813
Distribution and service plan fees:
Class A                                                                                  311,235
Class B                                                                                   57,427
Institutional Class                                                                        7,757
Transfer agent services                                                                  604,691
Custodian fee                                                                             77,691
Administrative personnel and services                                                     27,081
Printing and postage                                                                     132,726
Trust share registration costs                                                            32,367
Auditing fees                                                                              2,482
Legal fees                                                                                 2,062
Trustees' fees                                                                             4,063
Miscellaneous                                                                              2,510
                                                                                    ------------
Total expenses                                                                         1,847,905
Fees paid indirectly                                                                      (5,257)
                                                                                    ------------
Net expenses                                                                           1,842,648
                                                                                    ------------
Net investment loss                                                                   (1,323,316)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                          45,753,821
Net change in unrealized appreciation of investments                                   8,215,936
                                                                                    ------------
Net gain on investments                                                               53,969,757
                                                                                    ------------
Net increase in net assets resulting from operations                                $ 52,646,441
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment loss                                                                 $ (1,323,316)   $ (2,721,565)
Net realized gain on investments                                                      45,753,821       3,498,799
Net change in unrealized appreciation or depreciation of investments                   8,215,936      39,085,693
                                                                                    ------------    ------------
Net increase in net assets resulting from operations                                  52,646,441      39,862,927
                                                                                    ------------    ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               (6,940,492)    (37,324,818)
Class B                                                                                2,382,330       3,290,263
Institutional Class                                                                   (1,115,258)      2,182,297
                                                                                    ------------    ------------
Net change in net assets resulting from trust share transactions                      (5,673,420)    (31,852,258)
                                                                                    ------------    ------------
Net increase in net assets                                                            46,973,021       8,010,669

NET ASSETS:
Beginning of period                                                                  223,321,638     215,310,969
                                                                                    ------------    ------------
End of period                                                                       $270,294,659    $223,321,638
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $119,171,168)                            $145,773,116
Cash                                                                                      21,458
Receivable for investment securities sold                                                504,075
Dividend receivable                                                                       16,538
Unamortized organization costs                                                            11,441
                                                                                    ------------
Total assets                                                                         146,326,628
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                              637,429
Accrued expenses                                                                          96,980
                                                                                    ------------
Total liabilities                                                                        734,409
                                                                                    ------------
NET ASSETS                                                                          $145,592,219
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                      103,310,092
Accumulated net investment loss                                                         (652,491)
Accumulated net realized gain from sale of investments                                16,332,670
Unrealized net appreciation of investments                                            26,601,948
                                                                                    ------------
NET ASSETS                                                                          $145,592,219
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $113,160,453 and 6,490,983 shares of beneficial interest outstanding)                  $17.43
                                                                                          ======
Maximum public offering price per share (based on a net asset value per
share of $17.43 divided by 0.96 for a 4% sales charge)                                    $18.16
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $29,269,125 and 1,711,710 shares of
beneficial interest outstanding)                                                          $17.10
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,162,641 and 179,989 shares of
beneficial interest outstanding)                                                          $17.57
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                                     $    142,712
Interest income                                                                          188,191
                                                                                    ------------
Total income                                                                             330,903
                                                                                    ------------

Expenses --
Investment advisory fee                                                                  253,834
Distribution and service plan fees:
Class A                                                                                  111,264
Class B                                                                                  116,725
Institutional Class                                                                        1,597
Transfer agent services                                                                  307,290
Custodian fee                                                                             68,720
Administrative personnel and services                                                     11,448
Printing and postage                                                                      63,800
Trust share registration costs                                                            38,490
Auditing fees                                                                              2,300
Legal fees                                                                                   910
Trustees' fees                                                                             2,850
Amortization of organization costs                                                         2,737
Miscellaneous                                                                                816
                                                                                    ------------
Total expenses                                                                           982,781
Fees paid indirectly                                                                      (2,864)
                                                                                    ------------
Net expenses                                                                             979,917
                                                                                    ------------
Net investment loss                                                                     (649,014)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                          16,655,963
Net change in unrealized appreciation of investments                                  15,178,171
                                                                                    ------------
Net gain on investments                                                               31,834,134
                                                                                    ------------
Net increase in net assets resulting from operations                                $ 31,185,120
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment loss                                                                 $   (649,014)   $   (851,078)
Net realized gain on investments                                                      16,655,963       5,471,578
Net change in unrealized appreciation or depreciation of investments                  15,178,171      13,367,574
                                                                                    ------------    ------------
Net increase in net assets resulting from operations                                  31,185,120      17,988,074
                                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains:
Class A                                                                               (2,216,890)             --
Class B                                                                                 (600,391)             --
Institutional Class                                                                      (44,809)             --
                                                                                    ------------    ------------
Total distributions                                                                   (2,862,090)             --
                                                                                    ------------    ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               31,871,872      12,960,104
Class B                                                                                7,622,533       6,053,517
Institutional Class                                                                    1,522,899         273,449
                                                                                    ------------    ------------
Net increase in net assets from trust share transactions                              41,017,304      19,287,070
                                                                                    ------------    ------------
Net increase in net assets                                                            69,340,334      37,275,144

NET ASSETS:
Beginning of period                                                                   76,251,885      38,976,741
                                                                                    ------------    ------------
End of period                                                                       $145,592,219    $ 76,251,885
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)
ASSETS:
Investments in securities, at value (cost, $102,279,558)                            $135,747,764
Cash (including foreign currency holdings of $918,775)                                   948,056
Receivable for investment securities sold                                                324,963
Dividend receivable                                                                      306,974
Unamortized organization costs                                                             3,380
                                                                                    ------------
Total assets                                                                         137,331,137
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                               44,006
Accrued expenses                                                                          94,144
                                                                                    ------------
Total liabilities                                                                        138,150
                                                                                    ------------
NET ASSETS                                                                          $137,192,987
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $ 99,960,852
Accumulated net investment loss                                                         (468,276)
Accumulated net realized gain from sale of investments
and foreign currency transactions                                                      4,258,516
Unrealized net appreciation of investments and on translation of assets
and liabilities in foreign currencies                                                 33,441,895
                                                                                    ------------
NET ASSETS                                                                          $137,192,987
                                                                                    ============

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $108,547,844 and 7,886,714 shares of beneficial interest outstanding)                  $13.76
                                                                                          ======
Maximum public offering price per share (based on a net asset value per
share of $13.76 divided by 0.96 for a 4% sales charge)                                    $14.33
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $12,075,924 and 892,448 shares of beneficial interest outstanding)          $13.53
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $16,569,219 and 1,196,316 shares of beneficial interest outstanding)        $13.85
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $75,834)                                   $    525,569
Interest income                                                                          159,180
                                                                                    ------------
Total income                                                                             684,749
                                                                                    ------------
Expenses --
Investment advisory fee                                                                  487,223
Distribution and service plan fees:
Class A                                                                                  129,032
Class B                                                                                   52,380
Institutional Class                                                                       12,169
Transfer agent services                                                                  282,989
Custodian fee                                                                             62,988
Administrative personnel and services                                                     12,993
Printing and postage                                                                      61,937
Trust share registration costs                                                            34,014
Auditing fees                                                                              2,392
Legal fees                                                                                   577
Trustees' fees                                                                             2,852
Amortization of organization costs                                                         5,096
Miscellaneous                                                                              1,270
                                                                                    ------------
Total expenses                                                                         1,147,912
Fees paid indirectly                                                                        (806)
                                                                                    ------------
Net expenses                                                                           1,147,106
                                                                                    ------------
Net investment loss                                                                     (462,357)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY:
Net realized gain on investment transactions                                           4,965,671
Net realized loss on foreign currency transactions                                       (43,115)
                                                                                    ------------
Net realized gain on investments and foreign currency transactions                     4,922,556
                                                                                    ------------
Net change in unrealized appreciation of investments                                   9,418,575
Net change in unrealized depreciation on translation
of assets and liabilities in foreign currencies                                          (24,829)
                                                                                    ------------
Net change in unrealized appreciation of investments and on translation
of assets and liabilities in foreign currencies                                        9,393,746
                                                                                    ------------
Net gain on investments and foreign currency                                          14,316,302
                                                                                    ------------
Net increase in net assets resulting from operations                                $ 13,853,945
                                                                                    ============





Statement of Changes in Net Assets
                                                                                 Six Months Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment loss                                                                 $   (462,357)   $    (90,998)
Net realized gain on investments and foreign currency transactions                     4,922,556       4,075,707
Net change in unrealized appreciation or depreciation of investments and
on translation of assets and liabilities in foreign currencies                         9,393,746      13,181,630
                                                                                    ------------    ------------
Net increase in net assets resulting from operations                                  13,853,945      17,166,339
                                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                       --        (509,984)
Class B                                                                                       --         (21,512)
Institutional Class                                                                           --        (102,827)
Net realized gains:
Class A                                                                               (2,747,599)             --
Class B                                                                                 (266,194)             --
Institutional Class                                                                     (441,433)             --
                                                                                    ------------    ------------
Total distributions                                                                   (3,455,226)       (634,323)
                                                                                    ------------    ------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                               12,585,644       1,035,539
Class B                                                                                3,315,804       3,623,615
Institutional Class                                                                    1,064,261       1,704,486
                                                                                    ------------    ------------
Net increase in net assets from trust share transactions                              16,965,709       6,363,640
                                                                                    ------------    ------------
Net increase in net assets                                                            27,364,428      22,895,656
NET ASSETS:
Beginning of period                                                                  109,828,559      86,932,903
                                                                                    ------------    ------------
End of period                                                                       $137,192,987    $109,828,559
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $24,530,072)                             $ 25,974,012
Cash                                                                                      10,185
Receivable for investment securities sold                                                191,739
Dividend receivable                                                                        9,107
                                                                                    ------------
Total assets                                                                          26,185,043
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                              712,822
Accrued expenses                                                                          11,988
                                                                                    ------------
Total liabilities                                                                        724,810
                                                                                    ------------
NET ASSETS                                                                          $ 25,460,233
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $ 24,074,106
Accumulated net investment loss                                                          (25,268)
Accumulated net realized loss from sale of investments                                   (32,545)
Unrealized net appreciation of investments                                             1,443,940
                                                                                    ------------
NET ASSETS                                                                          $ 25,460,233
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $16,123,176 and 824,123 shares of beneficial interest outstanding)                     $19.56
                                                                                          ======
Maximum public offering price per share (based on a net asset value per
Share of $19.56 divided by 0.96 for a 4% sales charge)                                    $20.38
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,424,806 and 227,010 shares of
beneficial interest outstanding)                                                          $19.49
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,912,251 and 250,167 shares of
beneficial interest outstanding)                                                          $19.64
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)
INVESTMENT INCOME:
Income --
Dividend income                                                                     $     31,729
Interest income                                                                           23,815
                                                                                    ------------
Total income                                                                              55,544
                                                                                    ------------
Expenses --
Investment advisory fee                                                                   28,180
Distribution and service plan fees:
Class A                                                                                    8,717
Class B                                                                                   12,133
Institutional Class                                                                        2,896
Transfer agent services                                                                   30,300
Custodian fee                                                                              3,315
Administrative personnel and services                                                      1,326
Printing and postage                                                                      16,100
Trust share registration costs                                                            34,615
Auditing fees                                                                              2,030
Legal fees                                                                                   577
Trustees' fees                                                                             2,850
Miscellaneous                                                                                299
                                                                                    ------------
Total expenses                                                                           143,338
Expense reimbursement from investment advisor                                            (62,526)
                                                                                    ------------
Net expenses                                                                              80,812
                                                                                    ------------
Net investment loss                                                                      (25,268)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                             (32,545)
Net change in unrealized appreciation of investments                                   1,448,070
                                                                                    ------------
Net gain on investments                                                                1,415,525
                                                                                    ------------
Net increase in net assets resulting from operations                                $  1,390,257
                                                                                    ============





Statement of Changes in Net Assets
                                                                                    Six Months    For the period from
                                                                                         Ended    October 29, 1999
                                                                                     4/30/2000    (effective date) to
INCREASE (DECREASE) IN NET ASSETS:                                                 (unaudited)    October 31, 1999
                                                                                  ------------       ------------
OPERATIONS:
Net investment loss                                                               $    (25,268)      $         --
Net realized loss on investments                                                       (32,545)                --
Net change in unrealized appreciation or depreciation of investments                 1,448,070             (4,130)
                                                                                  ------------       ------------
Net change in net assets resulting from operations                                   1,390,257             (4,130)
                                                                                  ------------       ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                             14,586,747          1,000,000
Class B                                                                              3,166,882          1,000,000
Institutional Class                                                                  1,320,477          3,000,000
                                                                                  ------------       ------------
Net increase in net assets from trust share transactions                            19,074,106          5,000,000
                                                                                  ------------       ------------
Net increase in net assets                                                          20,464,363          4,995,870

NET ASSETS:
Beginning of period                                                                  4,995,870                 --
                                                                                  ------------       ------------
End of period                                                                     $ 25,460,233       $  4,995,870
                                                                                  ============       ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $1,293,840,525)                       $ 1,626,622,237
Cash                                                                                      92,494
Receivable for investment securities sold                                             19,306,816
Dividend receivable                                                                    1,068,892
                                                                                 ---------------
Total assets                                                                       1,647,090,439
                                                                                 ---------------

LIABILITIES:
Payable for investment securities purchased                                              957,135
Accrued expenses                                                                         544,309
                                                                                 ---------------
Total liabilities                                                                      1,501,444
                                                                                 ---------------
NET ASSETS                                                                       $ 1,645,588,995
                                                                                 ===============

NET ASSETS CONSIST OF:
Paid-in capital                                                                  $ 1,221,418,800
Undistributed net investment income                                                      107,522
Accumulated net realized gain from sale of investments                                91,280,961
Unrealized net appreciation of investments                                           332,781,712
                                                                                 ---------------
NET ASSETS                                                                       $ 1,645,588,995
                                                                                 ===============
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,515,397,722 and 52,112,651 shares of beneficial interest outstanding)                  $29.08
                                                                                          ======
Maximum public offering price per share (based on a net asset value per
share of $29.08 divided by 0.96 for a 4% sales charge)                                    $30.29
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $81,741,470 and 2,849,366 shares of
 beneficial interest outstanding)                                                         $28.69
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $48,449,803 and 1,664,764 shares of
beneficial interest outstanding)                                                          $29.10
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                                     $  6,637,072
Interest income                                                                        1,335,592
                                                                                    ------------
Total income                                                                           7,972,664
                                                                                    ------------
Expenses --
Investment advisory fee                                                                2,778,384
Distribution and service plan fees:
Class A                                                                                1,856,632
Class B                                                                                  364,690
Institutional Class                                                                       34,034
Transfer agent services                                                                1,441,264
Custodian fee                                                                            131,305
Administrative personnel and services                                                    160,363
Printing and postage                                                                     321,692
Trust share registration costs                                                            73,424
Auditing fees                                                                             12,136
Legal fees                                                                                13,711
Trustees' fees                                                                             9,100
Miscellaneous                                                                             10,814
                                                                                    ------------
Total expenses                                                                         7,207,549
Expense reimbursement from investment advisor                                           (400,906)
Fees paid indirectly                                                                      (1,052)
                                                                                    ------------
Net expenses                                                                           6,805,591
                                                                                    ------------
Net investment income                                                                  1,167,073
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                          94,027,615
Net change in unrealized appreciation of investments                                  26,144,601
                                                                                    ------------
Net gain on investments                                                              120,172,216
                                                                                    ------------
Net increase in net assets resulting from operations                                $121,339,289
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment income                                                               $  1,167,073  $    3,144,054
Net realized gain on investments                                                      94,027,615     229,981,547
Net change in unrealized appreciation or depreciation of investments                  26,144,601      69,573,130
                                                                                    ------------  --------------
Net increase in net assets resulting from operations                                 121,339,289     302,698,731
                                                                                    ------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                               (1,405,479)     (3,484,091)
Institutional Class                                                                     (104,025)       (192,254)
Net realized gains:
Class A                                                                             (202,251,143)   (125,371,620)
Class B                                                                               (9,392,405)     (2,922,634)
Institutional Class                                                                   (6,138,648)     (3,222,146)
                                                                                    ------------  --------------
Total distributions                                                                 (219,291,700)   (135,192,745)
                                                                                    ------------  --------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              181,892,605     145,838,693
Class B                                                                               22,696,737      33,368,795
Institutional Class                                                                    7,975,723      10,112,252
                                                                                  --------------  --------------
Net increase in net assets from trust share transactions                             212,565,065     189,319,740
                                                                                  --------------  --------------
Net increase in net assets                                                           114,612,654     356,825,726

NET ASSETS:
Beginning of period                                                                1,530,976,341   1,174,150,615
                                                                                  --------------  --------------
End of period (including undistributed net investment income of $107,522
and $449,953, respectively)                                                       $1,645,588,995  $1,530,976,341
                                                                                  ==============  ==============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $14,539,277)                             $ 15,168,529
Cash                                                                                       2,566
Receivable for investment securities sold                                                  3,178
Dividend receivable                                                                       13,001
                                                                                    ------------
Total assets                                                                          15,187,274
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                              167,595
                                                                                    ------------
NET ASSETS                                                                          $ 15,019,679
                                                                                    ============
NET ASSETS CONSIST OF:
Paid-in capital                                                                     $ 14,395,093
Undistributed net investment income                                                       20,415
Accumulated net realized loss from sale of investments                                   (25,081)
Unrealized net appreciation of investments                                               629,252
                                                                                    ------------
NET ASSETS                                                                          $ 15,019,679
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $8,946,276 and 582,956 shares of beneficial interest outstanding)                      $15.35
                                                                                          ======
Maximum public offering price per share (based on a net asset value per
share of $15.35 divided by 0.96 for a 4% sales charge)                                    $15.99
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $2,625,143 and 171,698 shares of
beneficial interest outstanding)                                                          $15.29
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,448,260 and 223,875 shares of
beneficial interest outstanding)                                                          $15.40
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                                     $     55,890
Interest income                                                                           18,658
                                                                                    ------------
Total income                                                                              74,548
                                                                                    ------------
Expenses --
Investment advisory fee                                                                   18,266
Distribution and service plan fees:
Class A                                                                                    5,370
Class B                                                                                    8,442
Institutional Class                                                                        2,362
Transfer agent services                                                                   18,724
Custodian fee                                                                              2,283
Administrative personnel and services                                                        913
Printing and postage                                                                      10,448
Trust share registration costs                                                            33,939
Auditing fees                                                                              2,331
Legal fees                                                                                   577
Trustees' fees                                                                             2,852
Miscellaneous                                                                                331
                                                                                    ------------
Total expenses                                                                           106,838
Expense reimbursement from investment advisor                                            (52,705)
                                                                                    ------------
Net expenses                                                                              54,133
                                                                                    ------------
Net investment income                                                                     20,415
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                             (25,081)
Net change in unrealized appreciation of investments                                     632,914
                                                                                    ------------
Net gain on investments                                                                  607,833
                                                                                    ------------
Net increase in net assets resulting from operations                                $    628,248
                                                                                    ============





Statement of Changes in Net Assets
                                                                                     Six Months   For the period from
                                                                                          Ended   October 29, 1999
                                                                                      4/30/2000   (effective date) to
INCREASE (DECREASE) IN NET ASSETS:                                                  (unaudited)   October 31, 1999
                                                                                   ------------      ------------
OPERATIONS:
Net investment income                                                              $     20,415      $         --
Net realized loss on investments                                                        (25,081)               --
Net change in unrealized appreciation or depreciation of investments                    632,914            (3,662)
                                                                                   ------------      ------------
Net change in net assets resulting from operations                                      628,248            (3,662)
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               7,617,071         1,000,000
Class B                                                                               1,521,791         1,000,000
Institutional Class                                                                     256,231         3,000,000
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                              9,395,093         5,000,000
                                                                                   ------------      ------------
Net increase in net assets                                                           10,023,341         4,996,338

NET ASSETS:
Beginning of period                                                                   4,996,338                --
                                                                                   ------------      ------------
End of period (including undistributed net investment income of $20,415
and $0, respectively)                                                              $ 15,019,679      $  4,996,338
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost $1,017,925,295)                        $   862,427,585
Cash                                                                                      82,736
Receivable for investment securities sold                                             10,521,012
Receivable for capital stock sold                                                         14,616
Interest and dividend receivable                                                      22,443,753
                                                                                 ---------------
Total assets                                                                         895,489,702
                                                                                 ---------------
LIABILITIES:
Payable for investment securities purchased                                           10,419,380
Accrued expenses                                                                         306,825
                                                                                 ---------------
Total liabilities                                                                     10,726,205
                                                                                 ---------------
NET ASSETS                                                                       $   884,763,497
                                                                                 ===============

NET ASSETS CONSIST OF:
Paid-in capital                                                                  $ 1,046,537,585
Undistributed net investment income                                                    3,742,848
Accumulated net realized loss from sale of investments                               (10,019,226)
Unrealized net depreciation of investments                                          (155,497,710)
                                                                                 ---------------
NET ASSETS                                                                       $   884,763,497
                                                                                 ===============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $820,610,979 and 106,417,039 shares of beneficial interest outstanding)                 $7.71
                                                                                          ======
Maximum public offering price per share (based on a net asset value
per share of $7.71 divided by 0.96 for a 4% sales charge)                                  $8.03
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $39,489,788 and 5,127,114 shares
of beneficial interest outstanding)                                                        $7.70
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $24,662,730 and 3,196,291 shares
of beneficial interest outstanding)                                                        $7.72
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                                     $ 46,995,930
Dividend income                                                                        5,427,115
                                                                                    ------------
Total income                                                                          52,423,045
                                                                                    ------------
Expenses --
Investment advisory fee                                                                1,737,154
Distribution and service plan fees:
Class A                                                                                1,052,874
Class B                                                                                  191,014
Institutional Class                                                                       30,839
Transfer agent services                                                                  809,060
Custodian fee                                                                            126,347
Administrative personnel and services                                                     92,162
Printing and postage                                                                     180,788
Trust share registration costs                                                            44,311
Auditing fees                                                                              7,798
Legal fees                                                                                 8,736
Trustees' fees                                                                             7,826
Miscellaneous                                                                              7,513
                                                                                    ------------
Total expenses                                                                         4,296,422
Expense reimbursement from investment advisor                                           (230,405)
Fees paid indirectly                                                                     (10,195)
                                                                                    ------------
Net expenses                                                                           4,055,822
                                                                                    ------------
Net investment income                                                                 48,367,223
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                          11,367,481
Net change in unrealized depreciation of investments                                 (30,923,720)
                                                                                    ------------
Net loss on investments                                                              (19,556,239)
                                                                                    ------------
Net increase in net assets resulting from operations                                $ 28,810,984
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment income                                                               $ 48,367,223    $ 91,612,787
Net realized gain (loss) on investment transactions                                   11,367,481     (20,631,347)
Net change in unrealized appreciation or depreciation of investments                 (30,923,720)     (5,076,255)
                                                                                    ------------    ------------
Net increase in net assets resulting from operations                                  28,810,984      65,905,185
                                                                                    ------------    ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
Net investment income:
Class A                                                                              (42,530,580)    (84,935,008)
Class B                                                                               (1,797,617)     (2,709,588)
Institutional Class                                                                   (2,076,404)     (5,718,827)
                                                                                    ------------    ------------
Total distributions                                                                  (46,404,601)    (93,363,423)
                                                                                    ------------    ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               14,425,667      62,933,005
Class B                                                                                5,983,678      16,538,897
Institutional Class                                                                  (28,703,767)      2,213,497
                                                                                    ------------    ------------
Net change in net assets from trust share transactions                                (8,294,422)     81,685,399
                                                                                    ------------    ------------
Net change in net assets                                                             (25,888,039)     54,227,161

NET ASSETS:
Beginning of period                                                                  910,651,536     856,424,375
                                                                                    ------------    ------------
End of period (including undistributed net investment income of
$3,742,848 and $1,780,226, respectively)                                            $884,763,497    $910,651,536
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD INCOME FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $753,419,338)                            $726,827,820
Cash                                                                                      50,765
Receivable for investment securities sold                                              1,190,488
Interest and dividend receivable                                                      10,837,484
                                                                                    ------------
Total assets                                                                         738,906,557
                                                                                    ------------

LIABILITIES:
Open options written, at value (premium received $161,945)                                96,875
Payable for investment securities purchased                                           62,543,723
Accrued expenses                                                                         232,676
Payable for variation margin on open futures contracts                                     6,250
                                                                                    ------------
Total liabilities                                                                     62,879,524
                                                                                    ------------
NET ASSETS                                                                          $676,027,033
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $758,819,532
Undistributed net investment income                                                    1,662,611
Accumulated net realized loss from sale of investments                               (57,922,412)
Unrealized net depreciation of investments                                           (26,532,698)
                                                                                    ------------
NET ASSETS                                                                          $676,027,033
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $625,479,948 and 77,710,859 shares of beneficial interest outstanding)                  $8.05
                                                                                          ======
Maximum public offering price per share (based on a net asset value
per share of $8.05 divided by 0.96 for a 4% sales charge)                                  $8.39
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $15,521,606 and 1,932,343 shares
of beneficial interest outstanding)                                                        $8.03
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $35,025,479 and 4,353,869 shares
of beneficial interest outstanding)                                                        $8.04
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                                     $ 25,036,321
Dividend income                                                                           96,302
                                                                                    ------------
Total income                                                                          25,132,623
                                                                                    ------------
Expenses --
Investment advisory fee                                                                1,197,998
Distribution and service plan fees:
Class A                                                                                  812,653
Class B                                                                                   75,665
Institutional Class                                                                       25,291
Transfer agent services                                                                  626,797
Custodian fee                                                                             87,818
Administrative personnel and services                                                     69,898
Printing and postage                                                                     138,809
Trust share registration costs                                                            38,456
Auditing fees                                                                              6,431
Legal fees                                                                                 7,037
Trustees' fees                                                                             7,826
Miscellaneous                                                                              6,300
                                                                                    ------------
Total expenses                                                                         3,100,979
Expense reimbursement from investment advisor                                           (174,744)
Fees paid indirectly                                                                      (1,498)
                                                                                    ------------
Net expenses                                                                           2,924,737
                                                                                    ------------
Net investment income                                                                 22,207,886
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                         (12,995,413)
Net realized gain on closed or expired option contracts written                          301,055
Net realized gain on closed futures contracts                                            142,360
                                                                                    ------------
Net realized loss on investments                                                     (12,551,998)
Net change in unrealized depreciation of investments                                  (1,736,311)
                                                                                    ------------
Net loss on investments                                                              (14,288,309)
                                                                                    ------------
Net increase in net assets resulting from operations                                $  7,919,577
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment income                                                               $ 22,207,886    $ 44,969,852
Net realized loss on investment transactions                                         (12,551,998)     (8,553,807)
Net change in unrealized appreciation or depreciation of investments                  (1,736,311)    (42,047,117)
                                                                                    ------------    ------------
Net change in net assets resulting from operations                                     7,919,577      (5,631,072)
                                                                                    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                              (21,226,204)    (41,348,175)
Class B                                                                                 (435,750)       (594,911)
Institutional Class                                                                   (1,153,232)     (1,832,238)
                                                                                    ------------    ------------
Total distributions                                                                  (22,815,186)    (43,775,324)
                                                                                    ------------    ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                              (40,113,962)    (13,065,882)
Class B                                                                                1,190,005       8,560,100
Institutional Class                                                                    3,963,498       7,178,472
                                                                                    ------------    ------------
Net change in net assets from trust share transactions                               (34,960,459)      2,672,690
                                                                                    ------------    ------------
Net change in net assets                                                             (49,856,068)    (46,733,706)

NET ASSETS:
Beginning of period                                                                  725,883,101     772,616,807
                                                                                    ------------    ------------
End of period (including undistributed net investment income of
$1,662,611 and $2,269,911, respectively)                                            $676,027,033    $725,883,101
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $530,105,708)                            $551,814,101
Cash                                                                                       2,170
Receivable for investment securities sold                                              5,664,943
Interest receivable                                                                    8,611,254
                                                                                    ------------
Total assets                                                                         566,092,468
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                            2,013,383
Accrued expenses                                                                         125,885
                                                                                    ------------
Total liabilities                                                                      2,139,268
                                                                                    ------------
NET ASSETS                                                                          $563,953,200
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $543,560,983
Undistributed net investment income                                                      968,492
Accumulated net realized loss from sale of investments                                (2,284,668)
Unrealized net appreciation of investments                                            21,708,393
                                                                                    ------------
NET ASSETS                                                                          $563,953,200
                                                                                    ============
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $551,477,684 and 65,611,269 shares of beneficial interest outstanding)                  $8.41
                                                                                          ======
Maximum public offering price per share (based on a net asset value
per share of $8.41 divided by 0.96 for a 4% sales charge)                                  $8.76
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $9,008,334 and 1,074,274 shares of
beneficial interest outstanding)                                                           $8.39
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $3,467,182 and 412,578 shares of
beneficial interest outstanding)                                                           $8.40
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                                     $ 16,937,324
                                                                                    ------------
Expenses --
Investment advisory fee                                                                  923,673
Distribution and service plan fees:
Class A                                                                                  698,552
Class B                                                                                   43,651
Institutional Class                                                                        2,766
Transfer agent services                                                                  231,968
Custodian fee                                                                             91,428
Administrative personnel and services                                                     57,126
Printing and postage                                                                      55,320
Trust share registration costs                                                            34,732
Auditing fees                                                                              5,157
Legal fees                                                                                 5,703
Trustees' fees                                                                             7,826
Miscellaneous                                                                              5,421
                                                                                    ------------
Total expenses                                                                         2,163,323
Expense reimbursement from investment advisor                                           (142,814)
Fees paid indirectly                                                                     (15,989)
                                                                                    ------------
Net expenses                                                                           2,004,520
                                                                                    ------------
Net investment income                                                                 14,932,804
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions                                             838,578
Net change in unrealized appreciation of investments                                  (2,560,726)
                                                                                    ------------
Net loss on investments                                                               (1,722,148)
                                                                                    ------------
Net increase in net assets resulting from operations                                $ 13,210,656
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment income                                                               $ 14,932,804    $ 29,728,298
Net realized gain on investment transactions                                             838,578         516,433
Net change in unrealized appreciation or depreciation of investments                  (2,560,726)    (46,467,806)
                                                                                    ------------    ------------
Net change in net assets resulting from operations                                    13,210,656     (16,223,075)
                                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                              (15,054,082)    (29,754,233)
Class B                                                                                 (201,582)       (284,277)
Institutional Class                                                                     (101,467)       (221,032)
                                                                                    ------------    ------------
Total distributions                                                                  (15,357,131)    (30,259,542)
                                                                                    ------------    ------------
NET TRUST SHARE TRANSACTIONS:
Class A                                                                              (17,067,262)     11,180,633
Class B                                                                                  601,070       5,049,674
Institutional Class                                                                     (823,994)        628,862
                                                                                    ------------    ------------
Net change in net assets from trust share transactions                               (17,290,186)     16,859,169
                                                                                    ------------    ------------
Net change in net assets                                                             (19,436,661)    (29,623,448)
NET ASSETS:
Beginning of period                                                                  583,389,861     613,013,309
                                                                                    ------------    ------------
End of period (including undistributed net investment income of $968,492
and $1,392,819, respectively)                                                       $563,953,200    $583,389,861
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at value (cost, $35,665,077)                             $ 35,402,489
Cash                                                                                       8,906
Interest and dividend receivable                                                         463,323
                                                                                    ------------
Total assets                                                                          35,874,718
                                                                                    ------------

LIABILITIES:
Payable for investment securities purchased                                            8,505,390
Dividends payable                                                                        100,700
                                                                                    ------------
Total liabilities                                                                      8,606,090
                                                                                    ------------
NET ASSETS                                                                          $ 27,268,628
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $ 27,656,183
Accumulated net realized loss from sale of investments                                  (124,967)
Unrealized net depreciation of investments                                              (262,588)
                                                                                    ------------
NET ASSETS                                                                          $ 27,268,628
                                                                                    ============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $12,076,545 and 982,859 shares of
beneficial interest outstanding)                                                          $12.29
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $4,945,598 and 402,488 shares of
beneficial interest outstanding)                                                          $12.29
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $10,246,485 and 833,886 shares of
beneficial interest outstanding)                                                          $12.29
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                                     $    758,005
Dividend income                                                                               50
                                                                                    ------------
Total income                                                                             758,055
                                                                                    ------------
Expenses --
Investment advisory fee                                                                   35,124
Service plan fees:
Class A                                                                                   10,590
Class B                                                                                    6,177
Institutional Class                                                                        7,502
Transfer agent services                                                                    8,768
Custodian fee                                                                              5,854
Administrative personnel and services                                                      2,342
Printing and postage                                                                       5,923
Trust share registration costs                                                            32,612
Auditing fees                                                                              2,030
Legal fees                                                                                   577
Trustees' fees                                                                             2,850
Miscellaneous                                                                                212
                                                                                    ------------
Total expenses                                                                           120,561
Expense reimbursement from investment advisor                                            (20,936)
                                                                                    ------------
Net expenses                                                                              99,625
                                                                                    ------------
Net investment income                                                                    658,430
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions                                            (124,967)
Net change in unrealized depreciation of investments                                    (309,385)
                                                                                    ------------
Net loss on investments                                                                 (434,352)
                                                                                    ------------
Net increase in net assets resulting from operations                                $    224,078
                                                                                    ============





Statement of Changes in Net Assets
                                                                                     Six Months   For the period from
                                                                                          Ended   October 29, 1999
                                                                                      4/30/2000   (effective date) to
INCREASE (DECREASE) IN NET ASSETS:                                                  (unaudited)   October 31, 1999
                                                                                   ------------   ----------------
OPERATIONS:
Net investment income                                                              $    658,430      $         --
Net realized loss on investment transactions                                           (124,967)               --
Net change in unrealized appreciation or depreciation of investments                   (309,385)           46,797
                                                                                   ------------      ------------
Net increase in net assets resulting from operations                                    224,078            46,797
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                                (235,694)               --
Class B                                                                                (135,871)               --
Institutional Class                                                                    (286,865)               --
                                                                                   ------------      ------------
Total distributions                                                                    (658,430)               --
                                                                                   ------------      ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               7,207,691         5,000,000
Class B                                                                                  30,831         5,000,000
Institutional Class                                                                     417,661        10,000,000
                                                                                   ------------      ------------
Net increase in net assets from trust share transactions                              7,656,183        20,000,000
                                                                                   ------------      ------------
Net increase in net assets                                                            7,221,831        20,046,797

NET ASSETS:
Beginning of period                                                                  20,046,797                --
                                                                                   ------------      ------------
End of period                                                                      $ 27,268,628      $ 20,046,797
                                                                                   ============      ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Financial Statements

Statement of Assets and Liabilities
April 30, 2000
(unaudited)

ASSETS:
Investments in securities, at amortized cost and value                              $638,939,881
Cash                                                                                   3,400,277
Receivable for trust shares sold                                                          50,000
Interest receivable                                                                    2,603,042
                                                                                    ------------
Total assets                                                                         644,993,200
                                                                                    ------------

LIABILITIES:
Dividends payable                                                                        224,957
Accrued expenses                                                                         336,052
                                                                                    ------------
Total liabilities                                                                        561,009
                                                                                    ------------
NET ASSETS                                                                          $644,432,191
                                                                                    ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $644,432,191
                                                                                    ============
Class A Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $599,255,174 and 599,255,174 shares of
beneficial interest outstanding)                                                           $1.00
                                                                                          ======
Class B Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $281,264 and 281,264 shares of
beneficial interest outstanding)                                                           $1.00
                                                                                          ======
Institutional Class Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $44,895,753 and 44,895,753 shares of
beneficial interest outstanding)                                                           $1.00
                                                                                          ======





Statement of Operations
Six Months Ended April 30, 2000
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                                     $ 19,184,910

Expenses --
Investment advisory fee                                                                  789,897
Service plan fees:
Class A                                                                                  745,902
Class B                                                                                      397
Institutional Class                                                                       37,380
Transfer agent services                                                                  896,759
Custodian fee                                                                            213,624
Administrative personnel and services                                                     64,688
Printing and postage                                                                     248,931
Trust share registration costs                                                            67,338
Auditing fees                                                                              5,158
Legal fees                                                                                 5,703
Trustees' fees                                                                             7,826
Miscellaneous                                                                              4,576
                                                                                    ------------
Total expenses                                                                         3,088,179
Expense reimbursement from investment advisor                                           (109,389)
Fees paid indirectly                                                                      (5,113)
                                                                                    ------------
Net expenses                                                                           2,973,677
                                                                                    ------------
Net investment income                                                               $ 16,211,233
                                                                                    ============





Statement of Changes in Net Assets
                                                                                      Six Months
                                                                                           Ended
                                                                                       4/30/2000      Year Ended
INCREASE (DECREASE) IN NET ASSETS:                                                   (unaudited)        10/31/99
                                                                                    ------------    ------------
OPERATIONS:
Net investment income                                                               $ 16,211,233    $ 25,064,002

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A                                                                              (14,862,910)    (22,960,049)
Class B                                                                                   (7,912)         (7,477)
Institutional Class                                                                   (1,340,411)     (2,096,476)
                                                                                    ------------    ------------
Total distributions                                                                  (16,211,233)    (25,064,002)
                                                                                    ------------    ------------

NET TRUST SHARE TRANSACTIONS:
Class A                                                                               19,117,178      86,977,741
Class B                                                                                   18,184         181,681
Institutional Class                                                                   (6,173,844)      3,739,307
                                                                                    ------------    ------------
Net increase in net assets from trust share transactions                              12,961,518      90,898,729
                                                                                    ------------    ------------
Net increase in net assets                                                            12,961,518      90,898,729

NET ASSETS:
Beginning of period                                                                  631,470,673     540,571,944
                                                                                    ------------    ------------
End of period                                                                       $644,432,191    $631,470,673
                                                                                    ============    ============

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                             Six Months
For a share                     Ended          Year            Year           Year           Year           Year
outstanding                   4/30/2000        Ended          Ended          Ended          Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                            -----------    -----------    -----------    -----------    -----------     ----------
Net asset value,
beginning of period              $11.16          $9.33         $12.97         $13.62         $13.83         $10.76
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From Investment
Operations:
Net investment income             (0.07)         (0.13)         (0.06)         (0.07)         (0.11)         (0.09)
Net realized and
unrealized gain
(loss) on
investments (b)                    2.72           1.96          (3.14)          0.91           2.63           3.16
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         2.65           1.83          (3.20)          0.84           2.52           3.07
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Distributions from
net realized gain on
investments                          --             --          (0.44)         (1.49)         (2.73)            --
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $13.81         $11.16          $9.33         $12.97         $13.62         $13.83
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                        23.75%         19.61%        (25.18%)         7.52%         21.27%         28.53%
Net assets, end of
period ($ millions)              $247.6         $206.0         $205.7         $311.4         $265.8         $165.7
Ratio of expenses to
average net assets                1.35%(d)       1.50%          1.40%          1.29%          1.28%          1.43%
Ratio of net
investment income to
average net assets               (0.97%)(d)     (1.19%)        (0.51%)        (0.60%)        (0.92%)        (0.88%)
Portfolio turnover
rate                                83%            49%           155%           136%           176%           213%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                          Six
                               Months                                       Months
For a share                     Ended           Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period              $11.00          $9.27         $12.97         $11.21          $9.35         $12.97
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.06)         (0.20)         (0.08)         (0.04)         (0.14)         (0.03)
Net realized and
unrealized gain
(loss) on
investments (b)                    2.62           1.93          (3.18)          2.75           2.00          (3.15)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from
investment
operations                         2.56           1.73          (3.26)          2.71           1.86          (3.18)
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Distributions from
net realized
gain on investments                  --             --          (0.44)            --             --          (0.44)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $13.56         $11.00          $9.27         $13.92         $11.21          $9.35
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                        23.27%         18.66%        (25.66%)        24.17%         19.89%        (25.02%)
Net assets, end of
period ($ millions)               $12.8           $8.5           $4.2           $9.9           $8.8           $5.4
Ratio of expenses to
average net assets                2.10%(d)       2.25%          2.15%          0.79%(d)       1.25%          1.15%
Ratio of net
investment income to
average net assets               (1.72%)(d)     (1.94%)        (1.26%)        (0.41%)(d)     (0.94%)        (0.26%)
Portfolio turnover
rate                                83%            49%           155%            83%            49%           155%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
Financial Highlights

                                                 Class A Shares
                            --------------------------------------------------------
                                                                           For the
                                Six                                        Period
                               Months                                      5/30/97
For a share                    Ended            Year           Year      (effective
outstanding                  4/30/2000         Ended          Ended        date) to
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97
                            -----------     ----------     ----------     ----------
Net asset value,
beginning of period              $12.93          $9.19         $10.33          $9.25
                            -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.09)         (0.13)          0.36          (0.02
Net realized and
unrealized gain
(loss) on
investments (b)                    5.06           3.87          (0.89)          1.10
                            -----------    -----------    -----------    -----------
Total from investment
operations                         4.97           3.74          (0.53)          1.08
                            -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                    --             --          (0.37)            --
Distributions from
net realized gain on
investments                       (0.47)            --          (0.24)            --
                            -----------    -----------    -----------    -----------
Total distributions               (0.47)            --          (0.61)            --
                            -----------    -----------    -----------    -----------
Net asset value, end
of period                        $17.43         $12.93          $9.19         $10.33
                            ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                        39.38%         40.70%         (5.28%)        11.68%
Net assets, end of
period ($ millions)              $113.2          $59.2          $31.9          $14.6
Ratio of expenses to
average net assets                1.58%(d)       1.95%(e)       1.95%(e)       1.95%(d,e)
Ratio of net
investment income to
average net assets               (0.99%)(d)     (1.34%)(e)      1.93%(e)      (0.84%)(d,e)
Portfolio turnover
rate                                71%           145%           436%            94%


                                                                                      Institutional
                                             Class B                                       Class
                                              Shares                                       Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                          Six
                               Months                                       Months
For a share                    Ended           Year           Year          Ended           Year           Year
outstanding                  4/30/2000        Ended          Ended        4/30/2000        Ended           Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------    -----------    -----------     ----------     ----------
Net asset value,
beginning of period              $12.74          $9.12         $10.33         $12.99          $9.21         $10.33
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.06)         (0.19)          0.30           0.02          (0.14)          0.39
Net realized and
unrealized gain
(loss) on
investments (b)                    4.89           3.81          (0.90)          5.03           3.92          (0.90)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         4.83           3.62          (0.60)          5.05           3.78          (0.51)
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                    --             --          (0.37)            --             --          (0.37)
Distributions from
net realized gain on
investments                       (0.47)            --          (0.24)         (0.47)            --          (0.24)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (0.47)            --          (0.61)         (0.47)            --          (0.61)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $17.10         $12.74          $9.12         $17.57         $12.99          $9.21
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                        38.86%         39.69%         (6.00%)        39.83%         41.04%         (5.06%)
Net assets, end of
period ($ millions)               $29.3          $15.8           $6.4           $3.2           $1.2           $0.7
Ratio of expenses to
average net assets                2.33%(d)       2.70%(e)       2.70%(e)       0.91%(d)       1.70%(e)       1.70%(e)
Ratio of net
investment income to
average net assets                (1.74%)(d)    (2.09%)(e)      1.18%(e)      (0.32%)(d)     (1.09%)(e)      2.18%(e)
Portfolio turnover
rate                                 71%          145%           436%            71%           145%           436%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective May 30, 1997, LB Research voluntarily agreed to limit the expenses prospectively to 1.95% for Class A shares, 2.70% for Class B shares, and 1.70% for Institutional Class shares. Had LB Research not undertaken such action, for Class A shares, the ratio of expenses to average net assets would have been 2.07%, 2.22%, and 2.19% and the ratio of net investment income to average net assets would have been (1.46%), 1.66%, and (1.08%), respectively, for the years ended October 31, 1999 and 1998 and for the period from May 30, 1997 to October 31, 1997. For
    Class B shares, the ratio of expenses to average net assets would have been 2.82% and 2.97%, and the ratio of net investment income to average net assets would have been (2.21%), and 0.91%, respectively, for the years ended October 31, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 1.82% and 1.97%, and the ratio of net investment income to average net assets would have been (1.21%), and 1.91%, respectively, for the years ended
    October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD WORLD GROWTH FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           Period
                             Six Months                                                                Sept. 5, 1995
For a share                    Ended           Year           Year           Year           Year        (effective
outstanding                  4/30/2000         Ended          Ended          Ended          Ended        date) to
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96     Oct. 31, 1998
                            -----------    -----------    -----------    -----------    ----------- ----------------
Net asset value,
beginning of period              $12.55         $10.58         $10.09          $9.48          $8.44          $8.50
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.05)         (0.01)            --           0.02           0.04           0.01
Net realized and
unrealized gain
(loss) on
investments (b)                    1.65           2.05           0.67           0.67           1.02          (0.07)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         1.60           2.04           0.67           0.69           1.06          (0.06)
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                    --          (0.07)         (0.04)         (0.04)         (0.02)            --
Distributions from
net realized gain on
investments                       (0.39)            --          (0.14)         (0.04)            --             --
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (0.39)         (0.07)         (0.18)         (0.08)         (0.02)            --
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $13.76         $12.55         $10.58         $10.09          $9.48          $8.44
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                        13.13%         19.21%          6.80%          7.38%         12.53%         (0.71%)
Net assets, end of
period ($ millions)              $108.5          $87.6          $73.1          $75.1          $52.9          $14.0
Ratio of expenses to
average net assets                1.78%(d)       1.88%          1.86%          1.82%          1.95%(e)       1.95%(d,e)
Ratio of net
investment income to
average net assets               (0.73%)(d)     (0.08%)         0.06%          0.17%          0.67%(e)       1.60%(d,e)
Portfolio turnover
rate                                25%            18%            20%            17%            11%             0%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                         Six
                               Months                                      Months
For a share                    Ended            Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period              $12.39         $10.51         $10.09         $12.59         $10.61         $10.09
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.05)         (0.03)          0.01             --           0.03           0.04
Net realized and
unrealized gain
(loss) on
investments (b)                    1.58           1.97           0.59           1.65           2.05           0.66
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         1.53           1.94           0.60           1.65           2.08           0.70
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                    --          (0.06)         (0.04)            --          (0.10)         (0.04)
Distributions from
net realized gain on
investments                       (0.39)            --          (0.14)         (0.39)            --          (0.14)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (0.39)         (0.06)         (0.18)         (0.39)         (0.10)         (0.18)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $13.53         $12.39         $10.51         $13.85         $12.59         $10.61
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                        12.72%         18.28%          6.10%         13.49%         19.42%          7.20%
Net assets, end of
period ($ millions)               $12.1           $8.1           $3.5          $16.6          $14.1          $10.4
Ratio of expenses to
average net assets                2.53%(d)       2.63%          2.61%          1.18%(d)       1.63%          1.61%
Ratio of net
investment income to
average net assets               (1.48%)(d)     (0.83%)        (0.69%)        (0.13%)(d)      0.17%          0.31%
Portfolio turnover
rate                                25%            18%            20%            25%            18%            20%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective September 5, 1995, LB Research voluntarily agreed to limit the Fund's expense ratio to 1.95%. Had LB Research not undertaken such action, the ratio of expenses to average net assets would have been 2.13% and 2.89% and the ratio of net investment income to average net assets would have been 0.49% and 0.66% respectively, for the year ended
    October 31, 1996 and for the period from September 5, 1995 to October
    31, 1995.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD GROWTH FUND
Financial Highlights

                                                         Institutional
                              Class A        Class B          Class
                               Shares         Shares         Shares
                            -----------    -----------    -----------
                                 Six            Six            Six
                                Months         Months         Months
For a share                     Ended          Ended          Ended
outstanding                   4/30/2000      4/30/2000      4/30/2000
throughout each period (a)  (unaudited)    (unaudited)   (unaudited)
                            -----------    -----------    -----------
Net asset value,
beginning of period              $16.50         $16.50         $16.50
                            -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.02)         (0.06)          0.02
Net realized and
unrealized gain
(loss) on
investments (b)                    3.08           3.05           3.12
                            -----------    -----------    -----------
Total from investment
operations                         3.06           2.99           3.14
                            -----------    -----------    -----------
Net asset value, end
of period                        $19.56         $19.49         $19.64
                            ===========    ===========    ===========

Total investment
return at net asset
value (c)                        18.61%         18.12%         19.03%
Net assets, end of
period ($ millions)               $16.1           $4.4           $4.9
Ratio of expenses to
average net assets                1.30%(d,e)     2.05%(d,e)     0.56%(d,e)
Ratio of net
investment income to
average net assets               (0.46%)(d,e)   (1.21%)(d,e)    0.28%(d,e)
Portfolio turnover
rate                                12%            12%            12%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit total annual operating expenses for Class A and Class B shares to an annual rate of 1.30% and 2.05%, respectively, of average daily nets assets of each class, and to waive the same percentage of advisory fees and such other expenses for Institutional Class shares. This temporary waiver may be discontinued at any time. Had LB Research not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 2.24%, 2.99% and 1.50% respectively for Class A, Class B and the Institutional Class shares, and the ratio of net investment income to average net assets would have been (1.40%), (2.15%) and (0.66%) respectively, for Class A, Class B and Institutional Class shares for the six month period ended
    April 30, 2000.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                             Six Months
For a share                     Ended          Year            Year           Year           Year           Year
outstanding                   4/30/2000        Ended          Ended          Ended          Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                            -----------    -----------    -----------    -----------    -----------     ----------
Net asset value,
beginning of period              $31.22         $27.94         $26.98         $23.07         $21.19         $17.67
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.02           0.07           0.13           0.19           0.20           0.22
Net realized and
unrealized gain
(loss) on
investments (b)                    2.31           6.42           3.57           5.68           3.33           3.52
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         2.33           6.49           3.70           5.87           3.53           3.74
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.03)         (0.08)         (0.12)         (0.20)         (0.20)         (0.22)
Distributions from
net realized gain on
investments                       (4.44)         (3.13)         (2.62)         (1.76)         (1.45)            --
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (4.47)         (3.21)         (2.74)         (1.96)         (1.65)         (0.22)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $29.08         $31.22         $27.94         $26.98         $23.07         $21.19
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         7.93%         25.60%         15.07%         26.99%         17.61%         21.34%
Net assets, end of
period ($ millions)            $1,515.4       $1,424.4       $1,120.5         $989.8         $768.8         $645.5
Ratio of expenses to
average net assets                0.82%(d,e)     0.85%(e)       0.86%(e)       0.88%(e)       0.97%          1.02%
Ratio of net
investment income to
average net assets                0.17%(d,e)     0.24%(e)       0.47%(e)       0.76%(e)       0.94%          1.15%
Portfolio turnover
rate                                27%            57%            57%            54%            91%           127%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                         Six
                               Months                                      Months
For a share                    Ended            Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period              $30.93         $27.83         $26.98         $31.24         $27.95         $26.98
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income             (0.04)         (0.10)         (0.01)          0.06           0.14           0.20
Net realized and
unrealized gain
(loss) on
investments (b)                    2.24           6.33           3.51           2.31           6.43           3.57
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         2.20           6.23           3.50           2.37           6.57           3.77
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                    --             --          (0.03)         (0.07)         (0.15)         (0.18)
Distributions from
net realized gain on
investments                       (4.44)         (3.13)         (2.62)         (4.44)         (3.13)         (2.62)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (4.44)         (3.13)         (2.65)         (4.51)         (3.28)         (2.80)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                        $28.69         $30.93         $27.83         $29.10         $31.24         $27.95
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         7.55%         24.66%         14.26%          8.06%         25.89%         15.41%
Net assets, end of
period ($ millions)               $81.7          $63.3          $25.0          $48.4          $43.2          $28.7
Ratio of expenses to
average net assets (e)            1.57%(d)       1.60%          1.61%          0.54%(d)       0.60%          0.61%
Ratio of net
investment income to
average net assets (e)           (0.58%)(d)     (0.51%)        (0.28%)         0.45%(d)       0.49%          0.72%
Portfolio turnover
rate                                27%            57%            57%            27%            57%            57%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LB Research not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.87%, 0.90%, 0.91% and 0.92%, and the ratio of net investment income to average net assets would have been 0.12%, 0.19%, 0.42% and 0.72%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.62%, 1.65% and 1.66%, and the ratio of net investment income to average net assets would have been (0.63%), (0.56%) and (0.33%), respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.59%, 0.65% and 0.66%, and the ratio of net investment income to average net assets would have been 0.40%, 0.44% and 0.66%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD VALUE FUND
Financial Highlights

                                                         Institutional
                              Class A        Class B          Class
                               Shares         Shares         Shares
                            -----------    -----------    -----------
                                 Six            Six            Six
                                Months         Months         Months
For a share                     Ended          Ended          Ended
outstanding                   4/30/2000      4/30/2000      4/30/2000
throughout each period (a)  (unaudited)    (unaudited)    (unaudited)
                            -----------    -----------    -----------
Net asset value,
beginning of period              $14.50         $14.50         $14.50
                            -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.01          (0.02)          0.08
Net realized and
unrealized gain
(loss) on
investments (b)                    0.84           0.81           0.82
                            -----------    -----------    -----------
Total from investment
operations                         0.85           0.79           0.90
                            -----------    -----------    -----------
Net asset value, end
of period                        $15.35         $15.29         $15.40
                            ===========    ===========    ===========
Total investment
return at net asset
value (c)                         5.86%          5.45%          6.21%
Net assets, end of
period ($ millions)                $8.9           $2.6           $3.4
Ratio of expenses to
average net assets                1.30%(d,e)     2.05%(d,e)     0.57%(d,e)
Ratio of net
investment income to
average net assets                0.34%(d,e)    (0.41%)(d,e)    1.06%(d,e)
Portfolio turnover
rate                                13%            13%            13%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit total annual operating expenses for Class A and Class B shares to an annual rate of 1.30% and 2.05%, respectively, of average daily nets assets of each class, and to waive the same percentage of advisory fees and such other expenses for Institutional Class shares. This temporary waiver may be discontinued at any time. Had LB Research not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 2.45%, 3.20% and 1.72% respectively for Class A, Class B and the Institutional Class shares, and the ratio of net investment income to average net assets would have been (0.81%), (1.56%) and (0.09%) respectively, for Class A, Class B and Institutional Class shares for the six month period ended
    April 30, 2000.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD HIGH YIELD FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                             Six Months
For a share                     Ended          Year            Year           Year           Year           Year
outstanding                   4/30/2000        Ended          Ended          Ended          Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                            -----------    -----------    -----------    -----------    -----------     ----------
Net asset value,
beginning of period               $7.87          $8.09          $9.58          $9.21          $9.03          $8.86
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.42           0.82           0.86           0.85           0.84           0.83
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.18)         (0.20)         (1.32)          0.41           0.17           0.24
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         0.24           0.62          (0.46)          1.26           1.01           1.07
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.40)         (0.84)         (0.85)         (0.86)         (0.83)         (0.85)
Distributions from
net realized gain on
investments                          --             --          (0.18)         (0.03)            --          (0.05)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (0.40)         (0.84)         (1.03)         (0.89)         (0.83)         (0.90)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                         $7.71          $7.87          $8.09          $9.58          $9.21          $9.03
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         3.02%          7.69%         (5.55%)        14.43%         11.64%         12.93%
Net assets, end of
period ($ millions)              $820.6         $823.2         $784.8         $862.9         $703.1         $594.3
Ratio of expenses to
average net assets                0.86%(d,e)     0.86%(e)       0.84%(e)       0.84%(e)       0.91%          0.93%
Ratio of net
investment income to
average net assets               10.51%(d,e)     9.96%(e)       9.32%(e)       9.14%(e)       9.23%          9.53%
Portfolio turnover
rate                                31%            55%            73%           113%           104%            71%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                         Six
                               Months                                      Months
For a share                    Ended            Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period               $7.86          $8.08          $9.58          $7.87          $8.09          $9.58
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.39           0.77           0.79           0.44           0.85           0.88
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.18)         (0.21)         (1.31)         (0.18)         (0.21)         (1.31)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         0.21           0.56          (0.52)          0.26           0.64          (0.43)
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.37)         (0.78)         (0.80)         (0.41)         (0.86)         (0.88)
Distributions from
net realized gain on
investments                          --             --          (0.18)            --             --          (0.18)
                            -----------    -----------    -----------    -----------    -----------    -----------
Total distributions               (0.37)         (0.78)         (0.98)         (0.41)         (0.86)         (1.06)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                         $7.70          $7.86          $8.08          $7.72          $7.87          $8.09
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         2.65%          6.92%         (6.24%)         3.16%          7.96%         (5.33%)
Net assets, end of
period ($ millions)               $39.5          $34.4          $19.3          $24.7          $53.0          $52.3
Ratio of expenses to
average net assets (e)            1.61%(d)       1.61%          1.59%          0.59%(d)       0.61%          0.59%
Ratio of net
investment income to
average net assets (e)            9.76%(d)       9.21%          8.57%         10.79%(d)      10.21%          9.57%
Portfolio turnover
rate                                31%            55%            73%            31%            55%            73%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LB Research not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.91%, 0.91%, 0.89% and 0.88%, and the ratio of net investment income to average net assets would have been 10.46%, 9.91%, 9.27% and 9.10%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.66%, 1.66% and 1.64% and the ratio of net investment income to average net assets would have been 9.71%, 9.16% and 8.52%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998. For
    Institutional Class shares, the ratio of expenses to average net assets would have been 0.64% ,0.66% and 0.64%, and the ratio of net investment income to average net assets would have been 10.74%, 10.16% and 9.52%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD INCOME FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                             Six Months
For a share                     Ended          Year            Year           Year           Year           Year
outstanding                   4/30/2000        Ended          Ended          Ended          Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                            -----------    -----------    -----------    -----------    -----------     ----------
Net asset value,
beginning of period               $8.22          $8.78          $8.61          $8.50          $8.72          $8.01
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.26           0.51           0.54           0.55           0.57           0.59
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.16)         (0.58)          0.17           0.11          (0.19)          0.69
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         0.10          (0.07)          0.71           0.66           0.38           1.28
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.27)         (0.49)         (0.54)         (0.55)         (0.60)         (0.57)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net assets, end of
period                            $8.05          $8.22          $8.78          $8.61          $8.50          $8.72
                            ===========    ===========    ===========    ===========    ===========    ===========
Total return
investment return at
net asset value (c)               1.18%         (0.69%)         8.42%          8.05%          4.56%         16.53%
Net assets, end of
period ($ millions)              $625.5         $679.5         $739.1         $778.0         $871.0         $942.1
Ratio of expenses to
average net assets                0.83%(d,e)     0.82%(e)       0.80%(e)       0.80%(e)       0.83%          0.83%
Ratio of net
investment income to
average net assets                6.36%(d,e)     5.93%(e)       6.16%(e)       6.44%(e)       6.61%          7.01%
Portfolio turnover
rate                                59%            72%            98%            97%           142%           131%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                         Six
                               Months                                      Months
For a share                    Ended            Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period               $8.20          $8.76          $8.61          $8.22          $8.77          $8.61
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.23           0.45           0.48           0.27           0.53           0.56
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.16)         (0.58)          0.16          (0.17)         (0.57)          0.16
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         0.07          (0.13)          0.64           0.10          (0.04)          0.72
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.24)         (0.43)         (0.49)         (0.28)         (0.51)         (0.56)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                         $8.03          $8.20          $8.76          $8.04          $8.22          $8.77
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         0.81%         (1.52%)         7.65%          1.20%         (0.44%)         8.69%
Net assets, end of
period ($ millions)               $15.5          $14.7           $6.9          $35.0          $31.8          $26.6
Ratio of expenses to
average net assets (e)            1.58%(d)       1.57%          1.55%          0.56%(d)       0.57%          0.55%
Ratio of net
investment income to
average net assets (e)            5.61%(d)       5.18%          5.41%          6.64%(d)       6.18%          6.41%
Portfolio turnover
rate                                59%            72%            98%            59%            72%            98%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LB Research not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.88%, 0.87%, 0.85% and 0.84%, and the ratio of net investment income to average net assets would have been 6.31%, 5.88%, 6.11% and 6.40%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.63%, 1.62%, and 1.60%, and the ratio of net investment income to average net assets would have been 5.56%, 5.13%, and 5.36%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998. For Institutional class shares, the ratio of expenses to average net assets would have been 0.61%, 0.62% and 0.60%, and the ratio of net investment income to average net assets would have been 6.59%, 6.13% and 6.36%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.




LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                             Six Months
For a share                     Ended          Year            Year           Year           Year           Year
outstanding                   4/30/2000        Ended          Ended          Ended          Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                            -----------    -----------    -----------    -----------    -----------     ----------
Net asset value,
beginning of period               $8.44          $9.11          $8.85          $8.60          $8.58          $7.88
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.22           0.43           0.41           0.45           0.44           0.45
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.02)         (0.66)          0.29           0.24           0.01           0.70
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         0.20          (0.23)          0.70           0.69           0.45           1.15
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.23)         (0.44)         (0.44)         (0.44)         (0.43)         (0.45)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                         $8.41          $8.44          $9.11          $8.85          $8.60          $8.58
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         2.23%         (2.62%)         8.12%          8.28%          5.33%         14.97%
Net assets, end of
period ($ millions)              $551.5         $570.6         $605.0         $591.9         $609.5         $628.7
Ratio of expenses to
average net assets                0.70%(d,e)     0.70%(e)       0.69%(e)       0.70%(e)       0.74%          0.74%
Ratio of net
investment income to
average net assets                5.24%(d,e)     4.88%(e)       4.88%(e)       5.13%(e)       5.14%          5.43%
Portfolio turnover
rate                                 8%            20%            14%            18%            33%            36%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                         Six
                               Months                                      Months
For a share                    Ended            Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period               $8.41          $9.09          $8.85          $8.43          $9.11          $8.85
                            -----------    -----------    -----------    -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.19           0.37           0.39           0.23           0.46           0.46
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.01)         (0.67)          0.24          (0.03)         (0.68)          0.26
                            -----------    -----------    -----------    -----------    -----------    -----------
Total from investment
operations                         0.18          (0.30)          0.63           0.20          (0.22)          0.72
                            -----------    -----------    -----------    -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.20)         (0.38)         (0.39)         (0.23)         (0.46)         (0.46)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                         $8.39          $8.41          $9.09          $8.40          $8.43          $9.11
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (c)                         1.99%         (3.44%)         7.23%          2.45%         (2.49%)         8.39%
Net assets, end of
period ($ millions)                $9.0           $8.4           $4.0           $3.5           $4.3           $4.0
Ratio of expenses to
average net assets
(e)                               1.45%(d)       1.45%          1.44%          0.53%(d)       0.45%          0.44%
Ratio of net
investment income to
average net assets
(e)                               4.49%(d)       4.13%          4.13%          5.41%(d)       5.13%          5.13%
Portfolio turnover
rate                                 8%            20%            14%             8%            20%            14%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) Effective January 1, 1997, LB Research has voluntarily agreed to waive a portion of its advisory fee equal to 0.05% of the average daily net assets of the Fund. This voluntary partial waiver may be discontinued at any time. Had LB Research not undertaken this waiver, for Class A shares, the ratio of expenses to average net assets would have been 0.75%, 0.75%, 0.74% and 0.74%, and the ratio of net investment income to average net assets would have been 5.19%, 4.83%, 4.83% and 5.09%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999, 1998 and 1997. For Class B shares, the ratio of expenses to average net assets would have been 1.50%, 1.50% and 1.49%, and the ratio of net investment income to average net assets would have been 4.44%, 4.08% and 4.08%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998. For Institutional class shares, the ratio of expenses to average net assets would have been 0.58%, 0.50%, and 0.49%, and the ratio of net investment income to average net assets would have been 5.36%, 5.08% and 5.08%, respectively, for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
Financial Highlights

                                                         Institutional
                              Class A        Class B          Class
                               Shares         Shares         Shares
                            -----------    -----------    -----------
                                 Six            Six            Six
                                Months         Months         Months
For a share                     Ended          Ended          Ended
outstanding                   4/30/2000      4/30/2000      4/30/2000
throughout each period (a)  (unaudited)    (unaudited)    (unaudited)
                            -----------    -----------    -----------
Net asset value,
beginning of period              $12.50         $12.50         $12.50
                            -----------    -----------    -----------

Income From
Investment Operations:
Net investment income              0.34           0.34           0.35
Net realized and
unrealized gain
(loss) on
investments (b)                   (0.21)         (0.21)         (0.21)
                            -----------    -----------    -----------
Total from investment
operations                         0.13           0.13           0.14
                            -----------    -----------    -----------

Less Distributions:
Dividends from net
investment income                 (0.34)         (0.34)         (0.35)
                            -----------    -----------    -----------
Net assets, end of
period                           $12.29         $12.29         $12.29
                            ===========    ===========    ===========
Total return
investment return at
net asset value (c)               1.05%          1.05%          1.16%
Net assets, end of
period ($ millions)               $12.1           $4.9          $10.2
Ratio of expenses to
average net assets                0.95%(d,e)     0.95%(d,e)     0.72%(d,e)
Ratio of net
investment income to
average net assets                5.53%(d,e)     5.53%(d,e)     5.75%(d,e)
Portfolio turnover
rate                               122%           122%           122%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Computed on an annualized basis.

(e) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit total annual operating expenses for Class A and Class B shares to an annual rate of 0.95% of average daily nets assets of each class, and to waive the same percentage of advisory fees and such other expenses for Institutional
    Class shares. This temporary waiver may be discontinued at any time. Had
    LB Research not undertaken such action to limit expenses, the ratio of expenses to average net assets would have been 1.13%, 1.13% and 0.90%
    respectively for Class A, Class B and the Institutional Class shares, and the ratio of net investment income to average net assets would have been 5.35% , 5.35% and 5.57% respectively, for Class A, Class B and
    Institutional Class shares for the six month period ended April 30,
    2,000

The accompanying notes are an integral part of the financial statements.





LUTHERAN BROTHERHOOD MONEY MARKET FUND
Financial Highlights

                                                                  Class A Shares
                            --------------------------------------------------------------------------------------
                             Six Months
For a share                     Ended          Year            Year           Year           Year           Year
outstanding                   4/30/2000        Ended          Ended          Ended          Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                            -----------    -----------    -----------    -----------    -----------     ----------
Net asset value,
beginning of period               $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                            -----------    -----------    -----------    -----------    -----------    -----------
Net investment income
from investment
operations                         0.02           0.04           0.04           0.05           0.05           0.05
Less: Dividends from
net investment
income                            (0.02)         (0.04)         (0.04)         (0.05)         (0.05)         (0.05)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period.                        $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (b)                         2.50%          4.27%          4.82%          4.74%          4.63%          4.95%
Net assets, end of
period ($ millions)              $599.3         $580.1         $493.2         $469.2         $417.6         $341.1
Ratio of expenses to
average net assets (d)            0.95%(c)       0.95%          0.95%          0.95%          1.01%          1.10%
Ratio of net
investment income to
average net assets (d)            4.98%(c)       4.19%          4.72%          4.64%          4.53%          4.85%

                                        Class B Shares                            Institutional Class Shares
                            -----------------------------------------    -----------------------------------------
                                Six                                         Six
                               Months                                      Months
For a share                    Ended            Year           Year         Ended            Year           Year
outstanding                  4/30/2000         Ended          Ended       4/30/2000         Ended          Ended
throughout each period (a)  (unaudited)      10/31/99       10/31/98     (unaudited)      10/31/99       10/31/98
                            -----------     ----------   ------------    -----------   ------------     ----------
Net asset value,
beginning of period               $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                            -----------    -----------    -----------    -----------    -----------    -----------
Net investment income
from investment
operations                         0.02           0.04           0.04           0.03           0.04           0.05
Less: Dividends from
net investment
income                            (0.02)         (0.04)         (0.04)         (0.03)         (0.04)         (0.05)
                            -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end
of period                         $1.00          $1.00          $1.00          $1.00          $1.00          $1.00
                            ===========    ===========    ===========    ===========    ===========    ===========
Total investment
return at net asset
value (b)                         2.50%          4.27%          4.82%          2.70%          4.53%          5.08%
Net assets, end of
period ($ millions)                $0.3           $0.3           $0.1          $44.9          $51.1          $47.3
Ratio of expenses to
average net assets (d)            0.95%(c)       0.95%          0.95%          0.55%(c)       0.70%          0.70%
Ratio of net
investment income to
average net assets (d)            4.98%(c)       4.19%          4.72%          5.38%(c)       4.44%          4.97%

NOTES TO FINANCIAL HIGHLIGHTS:
------------------------------

(a) All per share amounts have been rounded to the nearest cent.

(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(c) Computed on an annualized basis.

(d) LB Research has voluntarily agreed to temporarily waive a portion of its advisory fees in order to limit total annual operating expenses for Class A and Class B shares to an annual rate of 0.95% of average daily nets assets of each class, and to waive the same percentage of advisory fees for Institutional Class shares. Prior to April 1, 1996, LB Research had voluntarily agreed to temporarily waive a portion of its advisory fees in order to limit total annual operating expenses to an annual rate of 1.10% of average daily net assets. This voluntary partial waiver may be discontinued at any time. Had LB Research not undertaken such action to limit expenses, for Class A shares, the ratio of expenses to average net assets would have been 0.98%, 1.00%, 1.04%, 1.05%, 1.07%, and 1.18%, and the ratio of net investment income to average net assets would have been 4.95%, 4.14%, 4.63%, 4.35%, 4.47%, and 4.77%, respectively, for the six month period ended April 30, 2000, and the years ended
    October 31, 1999, 1998, 1997, 1996, and 1995. For Class B shares, the ratio of expenses to average net assets would have been 0.98%, 1.00% and 1.04%, and the ratio of net investment income to average net assets would have been 4.95%, 4.14% and 4.63%, respectively for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998. For Institutional Class shares, the ratio of expenses to average net assets would have been 0.58%, 0.75% and 0.79.%, and the ratio of net investment income to average net assets would have been 5.35%, 4.39% and 4.88%, respectively for the six month period ended April 30, 2000, and the years ended October 31, 1999 and 1998.

The accompanying notes are an integral part of the financial statements.




THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS
Notes to Financial Statements
April 30, 2000
(unaudited)

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the "Trust") is a Delaware business trust and a diversified, open-end investment company registered under the Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The eleven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund. Each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Lutheran Brotherhood Growth Fund, Value Fund and Limited Maturity Bond Fund's registration was declared effective by the Securities and Exchange Commission and each began operation as a separate series of the Lutheran Brotherhood Family of Funds on October 29, 1999.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked prices. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Trustees.

Foreign Currency Translations

The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the LB World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The World Growth Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount. Interest earned on debt securities also includes amortization of premium for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield, Municipal Bond and Limited Maturity Bond Funds and the accrual of market discount for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, Value, High Yield and Limited Maturity Bond Funds. Market discount, if any, is recognized for tax purposes when bonds are sold for the Income and Municipal Bond Funds. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Estimated expenses are accrued daily. Each Fund is charged for the operating expenses that are directly attributable to it. Common expenses of the Trust are either shared equally or allocated among the Funds based on the relative net assets of each Fund to the combined net assets, or via other allocation methodologies.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth and Value Funds, declared and paid quarterly for the LB Fund, declared and paid monthly for the High Yield, Income and Municipal Bond Funds, and declared daily and paid monthly for the Limited Maturity Bond and Money Market Funds. Daily dividends for the LB Money Market Fund also include any short-term net realized gains or losses on the sale of securities. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and
Forward Foreign Currency Contracts

All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Fund may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and Limited Maturity Bond Funds earned $411,711 and $10,313, respectively, from such fees during the six-month period ended April 30, 2000.

Organization Costs

Organization costs incurred prior to June 30, 1998, in connection with the start up and initial registration of the Funds are capitalized and amortized over a period of 60 months from the date of commencement. If any initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro-rata portion of the unamortized balance at the time of redemption, in the same proportion that the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Fees Paid Indirectly

Certain of the Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees

Each Fund pays Lutheran Brotherhood Research Corp. (LB Research), the Trust's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following rates of average daily net assets.

LB Opportunity Growth Fund
----------------------------------------
First $100 million                                0.50%
Next $150 million                                 0.40%
Next $250 million                                 0.35%
Next $500 million                                 0.30%
Over $1 billion                                   0.25%

LB Mid Cap Growth Fund
----------------------------------------
First $100 million                                0.45%
Next $150 million                                 0.40%
Next $250 million                                 0.35%
Next $500 million                                 0.30%
Over $1 billion                                   0.25%

LB World Growth Fund
----------------------------------------
First $20 million                                 1.00%
Next $30 million                                  0.85%
Over $50 million                                  0.75%

LB Growth Fund
----------------------------------------
First $500 million                               0.425%
Next $500 million                                0.375%
Over $1 billion                                  0.325%

LB Fund, LB Value Fund &
LB High Yield Fund
----------------------------------------
First $500 million                                0.40%
Next $500 million                                 0.35%
Over $1 billion                                   0.30%

LB Income Fund
----------------------------------------
First $500 million                                0.35%
Next $500 million                                0.325%
Over $1 billion                                   0.30%

LB Municipal Bond Fund
----------------------------------------
First $500 million                               0.325%
Next $500 million                               0.3125%
Over $1 billion                                   0.30%

LB Limited Maturity Bond Fund
----------------------------------------
First $500 million                                0.30%
Next $500 million                                0.275%
Over $1 billion                                   0.25%

LB Money Market Fund
----------------------------------------
First $500 million                                0.25%
Next $500 million                                0.225%
Next $500 million                                 0.20%
Next $500 million                                0.175%
Over $2 billion                                   0.15%

Effective January 1, 1997, LB Research has also voluntarily agreed to waive 5 basis points (0.05%) on an annual basis from the advisory fees payable by the LB Fund, LB High Yield Fund, LB Income Fund and LB Municipal Bond Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Growth Fund and LB Value Fund in order to limit each Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 1.30% and 2.05%, respectively, of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the LB Limited Maturity Bond Fund and LB Money Market Fund in order to limit each Fund's total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

LB Research pays Rowe Price - Fleming International an annual sub-advisory fee for the performance of sub-advisory services for the LB World Growth Fund. The fee payable is equal to 0.45% of the Fund's average daily net assets. The total amount paid by LB Research to Rowe Price-Fleming International under the investment sub-advisory contract for the six-month period ended April 30, 2000 was $294,379.

Effective February 29, 2000, LB Research terminated the sub-advisory contract for the LB Opportunity Growth Fund with T. Rowe Price Associates. On March 1, 2000, LB Research assumed the daily management of the Fund. Prior to March 1, 2000, LB Research paid T. Rowe Price Associates an annual sub-advisory fee for the performance of sub-advisory services for the LB Opportunity Growth Fund. The fee payable was equal to 0.30% of that Fund's average daily net assets up to $500 million, 0.25% for the next $500 million and 0.20% for net assets over $1 billion. The total dollar amount paid by LB Research to T. Rowe Price Associates under the investment sub-advisory contract for LB Opportunity Growth Fund during the period ended March 1, 2000 was $264,379.

Distribution and Shareholder Servicing Plans

The Trust has adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Lutheran Brotherhood Securities Corp. (LB Securities) an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by LB Securities to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the six-month period ended April 30, 2000, LB Securities received aggregate 12b-1 fees of $691,595 from the Trust.

In addition, the Trust has adopted shareholder-servicing plans for each of the Funds (the Shareholder Servicing Plans"). Pursuant to the Shareholder Servicing Plans, Class A and Class B shares pay LB Securities an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay LB Securities an annual fee of 0.15% of the average daily net assets. Payments under the Shareholder Servicing Plans are used to finance various shareholder-servicing activities. For the six-month period ended April 30, 2000, LB Securities received aggregate shareholder servicing fees of $6,144,519 from the Trust.

Sales Charges and Other Fees

For the six month period ended April 30, 2000, LB Securities, the Trust's distributor, received $395,732 of aggregate underwriting concessions from sales of Class A shares. LB Securities also received $132,767 of aggregate contingent deferred sales charges from redemption of Class B shares for the six month period ended April 30, 2000. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the six-month period ended April 30, 2000, LB Securities received aggregate fees for administrative personnel and services of $500,340 from the LB Family of Funds.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the six-month period ended April 30, 2000, LB Securities received aggregate fees for transfer agent services of $5,258,610 from the LB Family of Funds.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the fund and are invested within the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of LB Research and LB Securities; however, they receive no compensation from the Funds.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six-month period ended April 30, 2000, distributions from net realized capital gains of $2,862,090, $3,455,226 and $217,782,196, were paid by the LB Mid Cap Growth Fund, LB World Growth Fund and LB Fund, respectively. These distributions related to net capital gains realized during the prior fiscal year ended October 31, 1999.

(5) CAPITAL LOSS CARRYOVER

At October 31, 1999, the LB Opportunity Growth Fund, LB High Yield Fund, LB Income Fund and the LB Municipal Bond Fund had accumulated net realized capital loss carryovers expiring as follows:

                                   High                     Municipal
             Opportunity          Yield         Income           Bond
Year              Growth           Fund           Fund           Fund
----------  ------------   ------------   ------------   ------------
2002                  --             --    $28,292,105     $1,287,686
2003                  --             --             --        134,719
2004                  --             --      8,472,280             --
2006         $17,496,406             --             --             --
2007                  --    $18,998,975      8,150,657        150,559
            ------------   ------------   ------------   ------------
Total        $17,496,406    $18,998,975    $44,915,042     $1,572,964
            ============   ============   ============== ============

To the extent these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $162,826, $323,293, $664,040, $2,746,655, $2,387,732, $455,371, and $1,550,283 existed between net realized capital gains or losses for financial statement and tax purposes as of October 31, 1999 for the Opportunity Growth, Mid Cap Growth, World Growth, LB Fund, LB High Yield Fund, LB Income and Municipal Bond Funds, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six-month period ended April 30, 2000, the cost of purchases and the proceeds from sales of investment securities other than U.S.
Government and short-term securities were as follows:

                                                    $thousands
                                          ---------------------------
Fund                                         Purchases          Sales
---------------------------------------------------------------------
Opportunity Growth                            $210,774       $230,622
Mid Cap Growth                                 109,682         77,754
World Growth                                    42,380         31,661
Growth                                          19,644          1,564
LB Fund                                        427,715        484,777
Value                                           10,106          1,194
High Yield                                     278,417        270,412
Income                                         250,192        310,277
Municipal Bond                                  42,350         62,557
Limited Maturity Bond                           17,235          7,124

Purchases and sales of U.S. Government securities were:

                                                    $thousands
                                          ---------------------------
Fund                                         Purchases          Sales
---------------------------------------------------------------------
Income                                        $133,991       $184,728
Limited Maturity Bond                           16,337         17,253

Investments in Restricted Securities

The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $294,057 at April 30, 2000, which represented 0.033% of the net assets of the High Yield Fund.

Investments in High Yielding Securities

The High Yield Fund invests primarily in high yielding fixed income securities. The Income Fund may from time to time invest up to 25% of its total assets in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six-month period ended April 30, 2000, were as follows:
                                                   Income Fund
                                          ---------------------------
                                             Number of        Premium
                                             Contracts         Amount
                                          ------------   ------------
Balance at October 31, 1999                         --             --
Opened                                           1,200        543,244
Closed                                            (300)      (126,511)
Expired                                           (600)      (213,659)
Exercised                                         (100)       (41,129)
                                          ------------   ------------
Balance at April 30, 2000                          200       $161,945
                                          ============   ============

Foreign Denominated Investments

The LB World Growth Fund invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(7) BANK LOANS

The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Funds did not borrow against the line during the six-month period ended April 30, 2000.

(8) SHARES OF BENEFICIAL INTEREST



The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

LB Opportunity Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         2,064,370    $21,556,635        380,619     $3,940,530        247,720     $2,628,337
Redeemed                                    (5,646,343)   (58,881,453)       (63,123)      (650,267)       (40,804)      (446,040)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (3,581,973)  ($37,324,818)       317,496     $3,290,263        206,916     $2,182,297
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         1,105,785    $15,654,057        208,440     $2,862,854        126,125     $1,811,431
Redeemed                                    (1,647,968)   (22,594,549)       (35,331)      (480,524)      (198,230)    (2,926,689)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                    (542,183)   ($6,940,492)       173,109     $2,382,330        (72,105)   ($1,115,258)
                                          ============   ============   ============   ============   ============   ============

LB Mid Cap Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,781,872    $20,551,258        603,410     $6,798,004         21,427       $273,449
Redeemed                                      (671,392)    (7,591,154)       (67,302)      (744,487)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,110,480    $12,960,104        536,108     $6,053,517         21,427       $273,449
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         2,098,387    $35,353,996        473,931     $7,723,233         81,468     $1,479,230
Dividends and distributions reinvested         159,005      2,199,048         44,014        598,586          3,142         43,669
Redeemed                                      (346,702)    (5,681,172)       (43,970)      (699,286)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,910,690    $31,871,872        473,975     $7,622,533         84,610     $1,522,899
                                          ============   ============   ============   ============   ============   ============

LB World Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         1,251,709    $14,557,340        354,371     $4,062,443        150,305     $1,757,782
Dividends and distributions reinvested          44,575        503,400          1,895         21,242          2,813         31,782
Redeemed                                    (1,216,624)   (14,025,201)       (40,246)      (460,070)        (7,247)       (85,078)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                      79,660     $1,035,539        316,020     $3,623,615        145,871     $1,704,486
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         1,175,236    $16,573,640        246,718     $3,416,545         66,605       $960,038
Dividends and distributions reinvested         209,560      2,726,412         20,550        263,659         12,587        164,386
Redeemed                                      (480,623)    (6,714,408)       (26,192)      (364,400)        (4,442)       (60,163)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     904,173    $12,585,644        241,076     $3,315,804         74,750     $1,064,261
                                          ============   ============   ============   ============   ============   ============

LB Growth Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
For the period from October 29, 1999
(effective date) through
October 31, 1999                             Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                            60,606     $1,000,000         60,606     $1,000,000        181,818     $3,000,000
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                           780,581    $14,914,110        167,051     $3,179,359         68,349     $1,320,477
Redeemed                                       (17,064)      (327,363)          (647)       (12,477)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     763,517    $14,586,747        166,404     $3,166,882         68,349     $1,320,477
                                          ============   ============   ============   ============   ============   ============

LB Fund:
                                                           Class A                       Class B           Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         5,462,843   $161,392,139      1,127,468    $33,105,623        403,008    $11,859,241
Dividends and distributions reinvested       4,892,689    126,685,832        112,817      2,898,269        100,598      2,617,183
Redeemed                                    (4,828,700)  (142,239,278)       (89,802)    (2,635,097)      (146,279)    (4,364,172)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   5,526,832   $145,838,693      1,150,483    $33,368,795        357,327    $10,112,252
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         2,555,627    $74,123,492        569,400    $16,315,048        227,423     $6,519,125
Dividends and distributions reinvested       7,109,992    200,213,818        335,173      9,327,901        184,260      5,195,061
Redeemed                                    (3,182,910)   (92,444,705)      (102,643)    (2,946,212)      (129,960)    (3,738,463)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   6,482,709   $181,892,605        801,930    $22,696,737        281,723     $7,975,723
                                          ============   ============   ============   ============   ============   ============

LB Value Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
For the period from October 29, 1999
(effective date) through
October 31, 1999                             Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                            68,966     $1,000,000         68,966     $1,000,000        206,897     $3,000,000
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                           525,598     $7,791,424        103,168     $1,528,224         16,978       $256,231
Redeemed                                       (11,608)      (174,353)          (436)        (6,433)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     513,990     $7,617,071        102,732     $1,521,791         16,978       $256,231
                                          ============   ============   ============   ============   ============   ============

LB High Yield Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                        15,800,062   $131,098,404      2,034,532    $16,873,840        412,630     $3,445,215
Dividends and distributions reinvested       7,295,683     60,131,985        255,525      2,100,239        238,832      1,969,088
Redeemed                                   (15,486,630)  (128,297,384)      (295,500)    (2,435,182)      (386,604)    (3,200,806)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   7,609,115    $62,933,005      1,994,557    $16,538,897        264,858     $2,213,497
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         7,508,171    $60,247,090        871,733     $6,977,447         67,710       $544,517
Dividends and distributions reinvested       3,733,194     29,812,480        171,817      1,370,097        122,845        981,588
Redeemed                                    (9,433,477)   (75,633,903)      (295,478)    (2,363,866)    (3,725,733)   (30,229,872)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,807,888    $14,425,667        748,072     $5,983,678     (3,535,178)  ($28,703,767)
                                          ============   ============   ============   ============   ============   ============

LB Income Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         7,477,866    $64,158,371      1,068,587     $9,162,226      1,296,579    $11,117,559
Dividends and distributions reinvested       3,780,637     32,147,278         64,221        541,994        165,498      1,403,417
Redeemed                                   (12,838,026)  (109,371,531)      (135,159)    (1,144,120)      (633,388)    (5,342,504)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (1,579,523)  ($13,065,882)       997,649     $8,560,100        828,689     $7,178,472
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         1,905,768    $15,489,839        246,075     $1,999,498        658,537     $5,345,941
Dividends and distributions reinvested       2,050,516     16,614,211         48,941        395,726        113,469        918,626
Redeemed                                    (8,889,883)   (72,218,012)      (148,839)    (1,205,219)      (283,625)    (2,301,069)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (4,933,599) ($40,113,962)        146,177     $1,190,005        488,381     $3,963,498
                                          ============   ============   ============   ============   ============   ============


LB Municipal Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                         5,569,179    $49,666,295        582,310     $5,182,413        104,046       $926,294
Dividends and distributions reinvested       2,567,321     22,717,527         28,821        253,026         24,151        213,368
Redeemed                                    (6,907,717)   (61,203,189)       (44,025)      (385,765)       (58,094)      (510,800)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                   1,228,783    $11,180,633        567,106     $5,049,674         70,103       $628,862
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                         1,604,121    $13,500,698        132,415     $1,107,818          4,148        $34,793
Dividends and distributions reinvested       1,364,388     11,459,909         21,413        179,310         11,201         94,069
Redeemed                                    (5,001,363)   (42,027,869)       (82,123)      (686,058)      (113,546)      (952,856)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  (2,032,854)  ($17,067,262)        71,705       $601,070        (98,197)     ($823,994)
                                          ============   ============   ============   ============   ============   ============

LB Limited Maturity Bond Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
For the period from October 29, 1999
(effective date) through
October 31, 1999                             Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                           400,000     $5,000,000        400,000     $5,000,000        800,000    $10,000,000
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                           645,221     $7,977,341          2,450        $30,359         33,523       $413,188
Dividends and distributions reinvested           7,592         93,546             38            472            363          4,473
Redeemed                                       (69,954)      (863,196)            --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                     582,859     $7,207,691          2,488        $30,831         33,886       $417,661
                                          ============   ============   ============   ============   ============   ============

LB Money Market Fund:
                                                     Class A                       Class B                Institutional Class
                                          ---------------------------   ---------------------------   ---------------------------
Year Ended October 31, 1999                  Shares         Amount         Shares         Amount         Shares         Amount
----------------------------------------  ------------   ------------   ------------   ------------   ------------   ------------
Sold                                       936,619,749   $936,619,749        332,580       $332,580     85,365,826    $85,365,826
Dividends and distributions reinvested      22,543,660     22,543,660          6,141          6,141      2,039,823      2,039,823
Redeemed                                  (872,185,668)  (872,185,668)      (157,040)      (157,040)   (83,666,342)   (83,666,342)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  86,977,741    $86,977,741        181,681       $181,681      3,739,307     $3,739,307
                                          ============   ============   ============   ============   ============   ============

Six Months Ended April 30, 2000
----------------------------------------
Sold                                       513,230,743   $513,230,744        175,329       $175,329     37,629,735    $37,629,734
Dividends and distributions reinvested      14,616,039     14,616,039          7,332          7,332      1,307,317      1,307,317
Redeemed                                  (508,729,605)  (508,729,605)      (164,477)      (164,477)   (45,110,895)   (45,110,895)
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Change                                  19,117,177    $19,117,178         18,184        $18,184     (6,173,843)   ($6,173,844)
                                          ============   ============   ============   ============   ============   ============



               THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

              LUTHERAN BROTHERHOOD OPPORTUNITY GROWTH FUND
                LUTHERAN BROTHERHOOD MID CAP GROWTH FUND
                 LUTHERAN BROTHERHOOD WORLD GROWTH FUND
                    LUTHERAN BROTHERHOOD GROWTH FUND
                       LUTHERAN BROTHERHOOD FUND
                    LUTHERAN BROTHERHOOD VALUE FUND
                  LUTHERAN BROTHERHOOD HIGH YIELD FUND
                    LUTHERAN BROTHERHOOD INCOME FUND
                 LUTHERAN BROTHERHOOD MUNICIPAL BOND FUND
             LUTHERAN BROTHERHOOD LIMITED MATURITY BOND FUND
                  LUTHERAN BROTHERHOOD MONEY MARKET FUND


TRUSTEES

Rolf F. Bjelland
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Richard A. Hauser
Connie M. Levi
Bruce J. Nicholson

OFFICERS

Rolf F. Bjelland                            James R. Olson
Chairman and President                      Vice President

Wade M. Voigt                               Brenda J. Pederson
Treasurer                                   Vice President

Otis F. Hilbert                             Richard B. Ruckdashel
Secretary and Vice President                Vice President

Randall L. Boushek                          John C. Bjork
Vice President                              Assistant Secretary

Frederick P. Johnson                        Rand E. Mattsson
Vice President                              Assistant Treasurer

    This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.